As filed with the Securities and Exchange Commission on October 11, 1995




                                              1933 Act Registration No. 33-62189
                                Investment Company Act of 1940 File No. 811-4558






                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             --------------------


                                    FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


[ ] Pre-Effective Amendment No. __        [x] Post-Effective Amendment No. 1


                             --------------------

                     STATE STREET RESEARCH TAX-EXEMPT TRUST
               (Exact Name of Registrant as Specified in Charter)

              One Financial Center, Boston, Massachusetts 02111
             (Address of Principal Executive Offices) (Zip Code)


      Registrant's Telephone Number, Including Area Code: (617) 357-1200


                             Francis J. McNamara, III, Esq.
              Senior Vice President, Secretary and General Counsel
                  State Street Research & Management Company
                              One Financial Center
                           Boston, Massachusetts 02111
                     (Name and Address of Agent for Service)

                          Copies of Communications to:

                           Geoffrey R.T. Kenyon, Esq.
                             Goodwin, Procter & Hoar
                                 Exchange Place
                           Boston, Massachusetts 02109

      Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

                             --------------------


      The Registrant hereby declares that, pursuant to Rule 24f-2(a)(1) under the Investment Company Act of 1940, as amended, it has registered an indefinite number of securities under the Securities Act of 1933 pursuant to such rule; accordingly no fee is payable herewith.

      The Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1994 was filed with the Securities and Exchange Commission on or about February 28, 1995.

                     STATE STREET RESEARCH TAX-EXEMPT TRUST

                       CONTENTS OF REGISTRATION STATEMENT

      This Registration Statement contains the following pages and documents:

            Front Cover

            Contents Page

            Cross-Reference Sheet

            Letter to Shareholders of State Street Research California Tax-Free Fund

            Notice of Special Meeting of Shareholders of State Street Research California Tax-Free Fund

            Letter to Shareholders of State Street Research Florida
            Tax-Free Fund

            Notice of Special Meeting of Shareholders of State Street Research Florida Tax-Free Fund

            Letter to Shareholders of State Street Research
            Pennsylvania Tax-Free Fund

            Notice of Special Meeting of Shareholders of State Street Research Pennsylvania Tax-Free Fund

            Part A - Joint Proxy Statement/Prospectus Concerning
            Acquisition of the Assets of the California Tax-Free Fund

            Part A - Joint Proxy Statement/Prospectus Concerning Acquisition of the Assets of the Florida Tax-Free Fund

            Part A - Joint Proxy Statement/Prospectus Concerning Acquisition of the Assets of the Pennsylvania Tax-Free Fund

            Part B - Statement of Additional Information

            Part C - Other Information

            Signature Page

            Exhibits

                     STATE STREET RESEARCH TAX-EXEMPT TRUST

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)


                                                Caption or Location in Each
      Form N-14 Item No. and Caption             Proxy Statement/Prospectus
      ------------------------------            -----------------------------

Part A
------
1.    Beginning of Registration Statement       Cover Page; Cross Reference
      Sheet and Outside Front Cover
      Page of Prospectus

2.    Beginning and Outside Back                Table of Contents
      Cover Page of Prospectus

3.    Synopsis Information and Risk             Summary; Risk Factors; Comparison of
      Factors                                   Investment Objectives and Policies

4.    Information About the Transaction         Summary; Reasons for the
                                                Reorganization; Information About
                                                the Reorganization; Comparative
                                                Information on Shareholder Rights;
                                                Exhibit A (Agreement and Plan of
                                                Reorganization and Liquidation)

5.    Information About the Registrant          Cover Page; Summary;
                                                Information About the
                                                Reorganization; Comparison of
                                                Investment Objective and Policies;
                                                Comparative Information on
                                                Shareholder Rights; Additional
                                                Information About The Funds

6.    Information About the Company             Summary; Information About the
      Being Acquired                            Reorganization; Comparison of
                                                Investment Objectives and Policies;
                                                Comparative Information on
                                                Shareholder Rights; Additional
                                                Information About The Funds

7.    Voting Information                        Summary; Information About the
                                                Reorganization; Comparative
                                                Information on Shareholder Rights;
                                                Voting Information

8.    Interest of Certain Persons and
      Experts                                   Financial Statements
                                                and Experts; Legal Matters

9.    Additional Information Required           Not Applicable
      for Reoffering By Persons Deemed
      to be Underwriters






                                                Caption or Location in Statement of
                                                       Additional Information
                                               --------------------------------------
Part B
------
10.   Cover Page                               Cover Page

11.   Table of Contents                        Cover Page

12.   Additional Information About the         Cover Page; Statement of Additional
      Registrant                               Information of State Street Research
                                               Tax-Exempt Fund

13.   Additional Information About the         Cover Page; Statement of
      Company Being Acquired                   Additional Information of State
                                               Street Research California Tax-Free
                                               Fund; Statement of Additional
                                               Information of State Street
                                               Research Florida Tax-Free Fund;
                                               Statement of Additional Information
                                               of State Street Research
                                               Pennsylvania Tax-Free Fund


14.   Financial Statements                     Statement of Additional Information
                                               of State Street Research Tax-Exempt
                                               Fund; Statement of Additional
                                               Information of State Street
                                               Research California Tax-Free Fund;
                                               Statement of Additional Information
                                               of State Street Research Florida
                                               Tax-Free Fund; Statement of
                                               Additional Information of State
                                               Street Research Pennsylvania
                                               Tax-Free Fund; Semiannual Report
                                               for State Street Research Tax-Exempt
                                               Fund; Semiannual Report for State Street
                                               Research California Tax-Free Fund;
                                               Semiannual Report for
                                               State Street Research Florida
                                               Tax-Free Fund; Semiannual Report
                                               for State Street Research Pennsylvania
                                               Tax-Free Fund; Pro Forma Financials
                                               for State Street Research Tax-Exempt Fund,
                                               State Street Research California
                                               Tax-Free Fund, State Street Research
                                               Florida Tax-Free Fund and State Street
                                               Research Pennsylvania Tax-Free Fund







203224.c1

                  STATE STREET RESEARCH CALIFORNIA TAX-FREE FUND
                                   a series of
                     State Street Research Tax-Exempt Trust
                              One Financial Center
                           Boston, Massachusetts 02111

Dear Shareholder:

      You are cordially invited to attend a Special Meeting of Shareholders of the State Street Research California Tax-Free Fund (the "California Tax-Free Fund"), a series of State Street Research Tax-Exempt Trust (the "Trust"), to be held at the offices of the Trust at One Financial Center, 31st Floor, Boston, Massachusetts 02111 on [____________], 1995 at 2:00 p.m. local time.


      At this important meeting you will be asked to consider and approve an Agreement and Plan of Reorganization and Liquidation between the California Tax-Free Fund and State Street Research Tax-Exempt Fund (the "Tax-Exempt Fund"), another series of the Trust.

      If the proposal is approved by the shareholders of the California Tax-Free Fund, the Tax-Exempt Fund would acquire substantially all of the assets and liabilities of the California Tax-Free Fund. As a result of this transaction, you would receive, in exchange for your shares of the California Tax-Free Fund, shares of the corresponding class of the Tax-Exempt Fund with an aggregate value equivalent to the aggregate net asset value of your California Tax-Free Fund investment at the time of the transaction. The transaction is conditioned upon the receipt of an opinion of counsel to the effect that the transaction would be free from federal income taxes to you and your Fund.


      The Board of Trustees of the Trust has determined that the proposed reorganization should provide benefits to shareholders of the California Tax-Free Fund due to the enhanced economies of scale and more efficient operations which are expected to result from combining funds with the same investment manager, the same multiple class structure, the same sales load structure and similar investment objectives and policies.

      I thank you for your participation as a shareholder and urge you to please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. We look forward to receiving your vote.

      IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN _____________, 1995.

      Instructions for shares held of record in the name of a nominee, such as a broker-dealer, may be subject to earlier cut-off dates established by such intermediaries to facilitate a timely response.

                                           Sincerely,



                                           /s/ Ralph F. Verni
                                           Ralph F. Verni
                                           Chairman of the Board,
                                           President and Chief Executive Officer

_________________, 1995

                  STATE STREET RESEARCH CALIFORNIA TAX-FREE FUND
                                   a series of
                     State Street Research Tax-Exempt Trust
                              One Financial Center
                           Boston, Massachusetts 02111

                         ---------------------------------

                            NOTICE OF SPECIAL MEETING

                                 OF SHAREHOLDERS

                        To Be Held On ____________, 1995

                         ---------------------------------

      A Special Meeting of Shareholders of State Street Research California Tax-Free Fund (the "California Tax-Free Fund"), a portfolio series of State Street Research Tax-Exempt Trust, a Massachusetts business trust (the "Trust"), will be held at the offices of the Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111, on ___________, 1995, at 2:00 p.m. local time
(the "Meeting") for the following purposes:

      1. To consider and act upon an Agreement and Plan of Reorganization and Liquidation providing for the transfer of the assets of the California Tax-Free Fund (subject to its liabilities) to the State Street Research Tax-Exempt Fund (the "Tax-Exempt Fund") in exchange for Class A, Class B, Class C and Class D shares of the Tax-Exempt Fund, the distribution of such shares to shareholders of the California Tax-Free Fund and the subsequent liquidation and dissolution of the California Tax-Free Fund; and

      2. To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournments thereof.

      The close of business on _____________, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

                                                    By Order of the Trustees
                                                    FRANCIS J. MCNAMARA, III
                                                    Secretary

___________, 1995
Date of Notice


191356.c1

                    STATE STREET RESEARCH FLORIDA TAX-FREE FUND
                                   a series of
                     State Street Research Tax-Exempt Trust
                              One Financial Center
                           Boston, Massachusetts 02111

Dear Shareholder:

      You are cordially invited to attend a Special Meeting of Shareholders of the State Street Research Florida Tax-Free Fund (the "Florida Tax-Free Fund"), a series of State Street Research Tax-Exempt Trust (the "Trust"), to be held at the offices of the Trust at One Financial Center, 31st Floor, Boston, Massachusetts 02111 on [____________], 1995 at 3:00 p.m. local time.


      At this important meeting you will be asked to consider and approve an Agreement and Plan of Reorganization and Liquidation between the Florida Tax-Free Fund and State Street Research Tax-Exempt Fund (the "Tax-Exempt Fund"), another series of the Trust.

      If the proposal is approved by the shareholders of the Florida Tax-Free Fund, the Tax-Exempt Fund would acquire substantially all of the assets and liabilities of the Florida Tax-Free Fund. As a result of this transaction, you would receive, in exchange for your shares of the Florida Tax-Free Fund, shares of the corresponding class of the Tax-Exempt Fund with an aggregate value equivalent to the aggregate net asset value of your Florida Tax-Free Fund investment at the time of the transaction. The transaction is conditioned upon the receipt of an opinion of counsel to the effect that the transaction would be free from federal income taxes to you and your Fund.


      The Board of Trustees of the Trust has determined that the proposed reorganization should provide benefits to shareholders of the Florida Tax-Free Fund due to the enhanced economies of scale and more efficient operations which are expected to result from combining funds with the same investment manager, the same multiple class structure, the same sales load structure and similar investment objectives and policies.

      I thank you for your participation as a shareholder and urge you to please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. We look forward to receiving your vote.

      IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN _____________, 1995.

      Instructions for shares held of record in the name of a nominee, such as a broker-dealer, may be subject to earlier cut-off dates established by such intermediaries to facilitate a timely response.

                                              Sincerely,



                                              /s/ Ralph F. Verni
                                              Ralph F. Verni
                                              Chairman of the Board, President
                                              and Chief Executive Officer

___________, 1995

                    STATE STREET RESEARCH FLORIDA TAX-FREE FUND
                                   a series of
                     State Street Research Tax-Exempt Trust
                              One Financial Center
                           Boston, Massachusetts 02111

                         ---------------------------------

                            NOTICE OF SPECIAL MEETING

                                 OF SHAREHOLDERS

                        To Be Held On ____________, 1995

                         ---------------------------------

      A Special Meeting of Shareholders of State Street Research Florida Tax-Free Fund (the "Florida Tax-Free Fund"), a portfolio series of State Street Research Tax-Exempt Trust, a Massachusetts business trust (the "Trust"), will be held at the offices of the Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111, on ___________, 1995, at 3:00 p.m. local time (the "Meeting") for the following purposes:

      1. To consider and act upon an Agreement and Plan of Reorganization and Liquidation providing for the transfer of the assets of the Florida Tax-Free Fund (subject to its liabilities) to the State Street Research Tax-Exempt Fund (the "Tax-Exempt Fund") in exchange for Class A, Class B, Class C and Class D shares of the Tax-Exempt Fund, the distribution of such shares to shareholders of the Florida Tax-Free Fund and the subsequent liquidation and dissolution of the Florida Tax-Free Fund; and

      2. To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournments thereof.

      The close of business on _____________, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

                                                  By Order of the Trustees
                                                  FRANCIS J. MCNAMARA, III
                                                  Secretary

___________, 1995
Date of Notice


203297.c1

                 STATE STREET RESEARCH PENNSYLVANIA TAX-FREE FUND
                                   a series of
                     State Street Research Tax-Exempt Trust
                              One Financial Center
                           Boston, Massachusetts 02111

Dear Shareholder:

      You are cordially invited to attend a Special Meeting of Shareholders of the State Street Research Pennsylvania Tax-Free Fund (the "Pennsylvania Tax-Free Fund"), a series of State Street Research Tax-Exempt Trust (the "Trust"), to be held at the offices of the Trust at One Financial Center, 31st Floor, Boston, Massachusetts 02111 on [____________], 1995 at 4:00 p.m. local time.


      At this important meeting you will be asked to consider and approve an Agreement and Plan of Reorganization and Liquidation between the Pennsylvania Tax-Free Fund and State Street Research Tax-Exempt Fund (the "Tax-Exempt Fund"), another series of the Trust.

      If the proposal is approved by the shareholders of the Pennsylvania Tax-Free Fund, the Tax-Exempt Fund would acquire substantially all of the assets and liabilities of the Pennsylvania Tax-Free Fund. As a result of this transaction, you would receive, in exchange for your shares of the Pennsylvania Tax-Free Fund, shares of the corresponding class of the Tax-Exempt Fund with an aggregate value equivalent to the aggregate net asset value of your Pennsylvania Tax-Free Fund investment at the time of the transaction. The transaction is conditioned upon the receipt of an opinion of counsel to the effect that the transaction would be free from federal income taxes to you and your Fund.


      The Board of Trustees of the Trust has determined that the proposed reorganization should provide benefits to shareholders of the Pennsylvania Tax-Free Fund due to the enhanced economies of scale and more efficient operations which are expected to result from combining funds with the same investment manager, the same multiple class structure, the same sales load structure and similar investment objectives and policies.

      I thank you for your participation as a shareholder and urge you to please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. We look forward to receiving your vote.

      IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN _____________, 1995.

      Instructions for shares held of record in the name of a nominee, such as a broker-dealer, may be subject to earlier cut-off dates established by such intermediaries to facilitate a timely response.

                                          Sincerely,



                                          /s/ Ralph F. Verni
_______________, 1995                     Ralph F. Verni
                                          Chairman of the Board, President
                                          and Chief Executive Officer

                 STATE STREET RESEARCH PENNSYLVANIA TAX-FREE FUND
                                   a series of
                     State Street Research Tax-Exempt Trust
                              One Financial Center
                           Boston, Massachusetts 02111

                         ---------------------------------

                            NOTICE OF SPECIAL MEETING

                                 OF SHAREHOLDERS

                          To Be Held On April 21, 1995

                         ---------------------------------

      A Special Meeting of Shareholders of State Street Research Pennsylvania Tax-Free Fund (the "Pennsylvania Tax-Free Fund"), a portfolio series of State Street Research Tax-Exempt Trust, a Massachusetts business trust (the "Trust"), will be held at the offices of the Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111, on ___________, 1995, at 4:00 p.m. local time (the "Meeting") for the following purposes:

      1. To consider and act upon an Agreement and Plan of Reorganization and Liquidation providing for the transfer of the assets of the Pennsylvania Tax-Free Fund (subject to its liabilities) to the State Street Research Tax-Exempt Fund (the "Tax-Exempt Fund") in exchange for Class A, Class B, Class C and Class D shares of the Tax-Exempt Fund, the distribution of such shares to shareholders of the Pennsylvania Tax-Free Fund and the subsequent liquidation and dissolution of the Pennsylvania Tax-Free Fund; and

      2. To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournments thereof.

      The close of business on _____________, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

                                         By Order of the Trustees
                                         FRANCIS J. MCNAMARA, III
                                         Secretary

___________, 1995
Date of Notice

203299.c1

                        JOINT PROXY STATEMENT/PROSPECTUS

                 Concerning the Acquisition of the Assets of

                STATE STREET RESEARCH CALIFORNIA TAX-FREE FUND

                       By and in Exchange for Shares of

                    STATE STREET RESEARCH TAX-EXEMPT FUND

                                each a series of
                    State Street Research Tax-Exempt Trust
                             One Financial Center
                         Boston, Massachusetts 02111
                                (800) 562-0032


      This Joint Proxy Statement/Prospectus relates to the proposed transfer of the assets and liabilities of the State Street Research California Tax-Free Fund (the "California Tax-Free Fund"), a series of the State Street Research Tax-Exempt Trust (the "Trust"), a Massachusetts business trust, to the State Street Research Tax-Exempt Fund (the "Tax-Exempt Fund"), another series of the Trust, in exchange for Class A, Class B, Class C and Class D shares of beneficial interest, $.001 par value per share, of the Tax-Exempt Fund ("Tax-Exempt Fund Shares"). Following such transfer, Tax-Exempt Fund Shares will be distributed to shareholders of the California Tax-Free Fund in liquidation of the California Tax-Free Fund, and the California Tax-Free Fund will be dissolved. As a result of the proposed transaction, each shareholder will receive in exchange for his or her shares of the California Tax-Free Fund shares of the corresponding class of the Tax-Exempt Fund with an aggregate value equal to the value of such shareholder's shares of the California Tax-Free Fund, calculated as of the close of business on the business day immediately prior to the exchange.


      This Joint Proxy Statement/Prospectus is furnished to the shareholders of the California Tax-Free Fund in connection with the solicitation of proxies by and on behalf of the Trust's Board of Trustees to be used at a Special Meeting of Shareholders of the California Tax-Free Fund to be held at the offices of the Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 2:00 p.m. local time on [________], 1995 and at any adjournments thereof (the "Meeting"). This document also serves as a Prospectus of the Tax-Exempt Fund and covers the proposed issuance of Tax-Exempt Fund Shares. The California Tax-Free Fund and the Tax-Exempt Fund may hereinafter be referred to collectively as the "Funds" and individually as a "Fund." The Board of Trustees of the Trust may hereinafter be referred to as the "Board of Trustees."

      The investment objective of the Tax-Exempt Fund, a diversified series of the Trust, an open-end management investment company, is to seek a high level of interest income exempt from federal income taxes. In seeking to achieve its investment objective, the Tax-Exempt Fund invests primarily in tax-exempt debt obligations which the investment manager of the Fund believes will not involve undue risk.

      This Joint Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information that a shareholder of the Tax-Exempt Fund and the California Tax-Free Fund should know before investing. This Joint Proxy Statement/Prospectus is accompanied by the Prospectus of the Tax-Exempt Fund dated May 1, 1995, which is incorporated by reference herein. The Prospectus of the California Tax-Free Fund dated May 1, 1995 is incorporated by reference herein. A Statement of Additional Information dated [_________], 1995 containing additional information relevant to the proposed transaction has been filed with the Securities and Exchange Commission and is incorporated by reference into this Joint Proxy Statement/Prospectus. A copy of such Statement and a copy of the Prospectus of the California Tax-Free Fund may be obtained without charge by writing to the Tax-Exempt Fund, One Financial Center, Boston, Massachusetts 02111, or by calling toll-free (800) 562-0032.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


________ __, 1995
Date of Joint Proxy Statement/Prospectus

                              TABLE OF CONTENTS

                                                                            Page

SUMMARY ...................................................................    4

RISK FACTORS ..............................................................   10

REASONS FOR THE REORGANIZATION ............................................   11

INFORMATION ABOUT THE REORGANIZATION ......................................   12

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES ..........................   16

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS ......................   20

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES ...........................   22

FISCAL YEAR ...............................................................   22

PERFORMANCE ...............................................................   22

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS .............................   23

MANAGEMENT ................................................................   24

ADDITIONAL INFORMATION ABOUT THE FUNDS ....................................   25

VOTING INFORMATION ........................................................   26

DISSENTERS' RIGHTS ........................................................   27

EXPERTS ...................................................................   28

OTHER MATTERS .............................................................   28

NO ANNUAL MEETING OF SHAREHOLDERS .........................................   28


Exhibit A: Agreement and Plan of Reorganization and Liquidation ...........  A-1

                                   SUMMARY

      The following is a summary of certain information contained in or incorporated by reference in this Joint Proxy Statement/Prospectus. This summary is not intended to be a complete statement of all material features of the proposed Reorganization (as hereinafter defined) and is qualified in its entirety by reference to the full text of this Joint Proxy Statement/Prospectus and the documents referred to herein.

      Proposed Transaction. The Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization and Liquidation (the "Plan of Reorganization") providing for the transfer of all of the assets of the California Tax-Free Fund to the Tax-Exempt Fund (subject to the assumption by the Tax-Exempt Fund of all of the liabilities of the California Tax-Free Fund including those reflected on a statement of assets and liabilities of that Fund as of the close of business on the Valuation Date, as hereinafter defined) in exchange for Tax-Exempt Fund Shares at a closing to be held following the satisfaction of the conditions to the Reorganization (the "Closing"). The aggregate net asset value of full and fractional Tax-Exempt Fund Shares to be issued to shareholders of the California Tax-Free Fund will equal the value of the aggregate net assets of the California Tax-Free Fund as of the close of business on the business day immediately prior to the Closing (the "Valuation Date"). The number of Class A, Class B, Class C and Class D shares (which may hereinafter be referred to collectively as the "shares" or individually as a "share") to be issued to the California Tax-Free Fund will be determined by dividing (a) the aggregate net assets attributable to each class of shares of the California Tax-Free Fund by (b) the net asset value per Class A, Class B, Class C and Class D share, respectively, of the Tax-Exempt Fund, each computed as of the close of business on the Valuation Date. Tax-Exempt Fund Shares will be distributed to shareholders of the California Tax-Free Fund in liquidation of the California Tax-Free Fund, and the California Tax-Free Fund will be dissolved. The proposed transaction described above is referred to in this Joint Proxy Statement/Prospectus as the "Reorganization."

      As a result of the Reorganization, each shareholder will receive, in exchange for his or her shares of the California Tax-Free Fund, shares of the corresponding class of the Tax-Exempt Fund with an aggregate value equal to the value of such shareholder's shares of the California Tax-Free Fund, calculated as of the close of business on the Valuation Date. For example, Class A shareholders of the California Tax-Free Fund would receive Class A shares of the Tax-Exempt Fund.

      At or prior to the Closing, the California Tax-Free Fund shall declare a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the California Tax-Free Fund's shareholders all of the California Tax-Free Fund's investment company income for all taxable years ending at or prior to the Closing (computed without regard to any deduction for dividends paid) and all of its net capital gains realized (after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the Closing. The Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), have determined that the interests of existing shareholders of the California Tax-Free Fund and the Tax-Exempt Fund, respectively, will not be diluted as a result of the transactions contemplated by the Reorganization and that the Reorganization would be in the best interests of the shareholders of the California Tax-Free Fund and the Tax-Exempt Fund, respectively. See "Information About the Reorganization."

      The Trustees of the Trust recommend that the shareholders of the California Tax-Free Fund vote FOR approval of the Plan of Reorganization.


      Approval of the Plan of Reorganization by the shareholders of the California Tax-Free Fund is a condition of the consummation of the Reorganization. The affirmative vote of the holders of a majority of the outstanding voting shares of such Fund (within the meaning of the 1940 Act), voting together as a single class, is required to approve the Plan of Reorganization on behalf of such Fund. A "majority" vote is defined in the 1940 Act as the vote of the holders of the lesser of (a) 67% or more of the voting shares of the Fund, voting together as a single class, present at the Meeting, if the holders of more than 50% of the outstanding voting shares are present or represented by proxy, or (b) more than 50% of the outstanding voting shares of the Fund, voting together as a single class. See "Voting Information."


      Tax Consequences. Counsel to the Funds, Goodwin, Procter & Hoar, has opined that, subject to customary assumptions and representations, upon consummation of the Reorganization and the transfer of substantially all of the assets of the California Tax-Free Fund to the Tax-Exempt Fund: (i) the transfer of all the assets of the California Tax-Free Fund for Tax-Exempt Fund Shares and the assumption by the Tax-Exempt Fund of all liabilities of the California Tax-Free Fund will constitute a "reorganization" for federal income tax purposes, and the California Tax-Free Fund and the Tax-Exempt Fund will each be a "party to a reorganization" for federal income tax purposes; (ii) no gain or loss will be recognized by the Tax-Exempt Fund or the California Tax-Free Fund upon the transfer of the California Tax-Free Fund assets to the Tax-Exempt Fund in exchange for Tax-Exempt Fund Shares; (iii) no gain or loss will be recognized by shareholders of the California Tax-Free Fund upon the exchange of shares of the California Tax-Free Fund for Tax-Exempt Fund Shares; (iv) the basis of Tax-Exempt Fund Shares received by each California Tax-Free Fund shareholder pursuant to the Reorganization will be the same as the basis of the California Tax-Free Fund shares exchanged therefor; and (v) the basis of the California Tax-Free Fund assets in the hands of the Tax-Exempt Fund will be the same as the basis of such assets in the hands of the California Tax-Free Fund immediately prior to the Reorganization. The receipt of such an opinion upon the Closing is a condition to the Reorganization. See "Information About the Reorganization."

      Investment Objectives and Policies. Unlike the California Tax-Free Fund, the Tax-Exempt Fund does not include as an investment objective the earning of interest income exempt from California State personal income taxes. In other respects, however, the investment objectives, policies and restrictions of the Funds are substantially similar. To the extent that there are other differences in the policies and restrictions of the Funds, shareholders should consider such differences. These differences are discussed below under "Comparison of Investment Objectives and Policies."

     The investment objective of the California Tax-Free Fund is to seek a high level of interest income exempt from federal income taxes and California State personal income taxes. The Fund invests primarily in investment grade securities issued by or on behalf of the State of California or its political subdivisions and by other governmental entities. The California Tax-Free Fund may invest up to 20% of the Fund's assets in securities rated below BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"), including securities rated as low as D by S&P or C by Moody's, or unrated securities that the Investment Manager (as hereinafter defined) believes to be of equivalent investment quality to comparably rated securities.

      The investment objective of the Tax-Exempt Fund is to seek a high level of interest income exempt from federal income taxes. The Fund invests primarily in investment grade tax-exempt debt obligations. The Tax-Exempt Fund may invest up to 20% of its assets in securities rated below BBB by S&P or Baa by Moody's, including securities rated as low as D by S&P or C by Moody's, or unrated securities that the Investment Manager (as hereinafter defined) believes to be of equivalent investment quality to comparably rated securities.


      Management and Other Service Providers. The business affairs of the Trust are managed by its Board of Trustees. For each of the Funds, State Street Research & Management Company (the "Investment Manager") serves as investment adviser, State Street Research Investment Services, Inc. serves as distributor (the "Distributor") and State Street Bank and Trust Company serves as custodian and as transfer agent and dividend paying agent ("SSBT").

      The Investment Manager and the Distributor are indirect wholly-owned subsidiaries of Metropolitan Life Insurance Company ("Metropolitan Life"). SSBT is not affiliated with the Investment Manager, the Distributor, Metropolitan Life, the Trust or the Funds. See "Management."

      Advisory Fees and Expenses. The following tables summarize the shareholder transaction expenses applicable to each Fund and the annual operating expenses for the Funds on an individual basis and for the Tax-Exempt Fund on a pro forma basis after giving effect to the Reorganization. This table is followed by an example illustrating the effect of these expenses on a $1,000 investment in each Fund.

Shareholder Transaction Expenses Applicable to Tax-Exempt Fund and California Tax-Free Fund

                                                      Class A Class B  Class C  Class D
Shareholder Transaction Expenses (1)
   Maximum Sales Charge Imposed on Purchases
      (as a percentage of offering price)......           4.5%   None     None     None
   Maximum Sales Charge Imposed on Reinvested
      Dividends (as a percentage of offering price)      None    None     None     None
   Maximum Deferred Sales Charge (as a percentage
      of original purchase price or redemption
      proceeds, as applicable)................           None(2)    5%    None       1%
   Redemption Fees (as a percentage of amount
      redeemed, if applicable).................          None    None     None     None
   Exchange Fees...............................          None    None     None     None
--------------------

(1)Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter, and no contingent deferred sales charge is imposed after the fifth year. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in a class of shares with a distribution fee may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules.

(2)Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption.

Table of Expenses of Tax-Exempt Fund (individually and on a pro forma basis) and California Tax-Free Fund


                                                  Tax-Exempt Fund                            California Tax-Free Fund (1)


                                      Class A      Class B     Class C     Class D     Class A     Class B      Class C     Class D

Annual Fund Operating Expenses (as a
   percentage of average net assets)
      Management Fees............      0.55%        0.55%       0.55%       0.55%       0.55%       0.55%        0.55%     0.55%
      12b-1 Fees.................      0.25%        1.00%        None       1.00%       0.25%       1.00%        None      1.00%
      Other Expenses.............      0.36%        0.36%       0.36%       0.36%       0.90%       0.90%        0.90%     0.90%
       Less Voluntary Reduction           -            -           -           -       (0.60%)     (0.60%)      (0.60%)   (0.60%)
                                       ----         ----        ----        ----        ----        ----         ----      ----
       Total Fund Operating Expenses   1.16%        1.91%       0.91%       1.91%       1.10%       1.85%        0.85%     1.85%
                                       ====         ====        ====        ====        ====        ====         ====      ====

                                                 Pro Forma Tax-Exempt Fund (2)



                                      Class A      Class B     Class C     Class D


Annual Fund Operating Expenses (as a
   percentage of average net assets)
      Management Fees...........       0.55%        0.55%       0.55%       0.55%
      12b-1 Fees................       0.25%        1.00%       None        1.00%
      Other Expenses............       0.36%        0.36%       0.36%       0.36%
       Less Voluntary Reduction           -            -           -           -
                                       -----        ----        ----        ----
       Total Fund Operating Expenses   1.16%        1.91%       0.91%       1.91%
                                       =====        ====        ====        ====


---------------------


(1) For the fiscal year ended December 31, 1994, Total Fund Operating Expenses of the California Tax-Free Fund with respect to the average net assets of Class A, Class B, Class C and Class D shares, respectively, would have been 1.72%, 2.46%, 1.45% and 2.44%
    in the absence of the voluntary assumption of fees or expenses by the Distributor and its affiliates. Such assumption of fees or expenses, as a percentage of average net assets, amounted to 0.62%, 0.61%, 0.60% and 0.59% of the Class A, Class B, Class C
    and Class D shares of the Fund, respectively. The amount of fees or expenses assumed during the fiscal year ended December 31,
    1994 differed among classes because of fluctuations during the year in relative levels of assets in each class and in expenses before reimbursement.

(2) Reflects the effect of proposed similar reorganizations of two other state-specific tax-free mutual funds into the
    Tax-Exempt Fund to occur at about the same time as the proposed reorganization described herein.


                                       7

Example:

You would pay the following expenses on a $1,000 investment including, for Class
A shares, the maximum initial sales charge and assuming (1) 5% annual return and
(2) redemption of the entire investment at the end of each time period:



                                             Tax-Exempt Fund                         California Tax-Free Fund

                                   1 Year    3 Years     5 Years    10 Years      1 Year  3 Years    5 Years     10 Years
                                   ------    -------     ------     --------      ------   -------   --------    --------
Class A shares.................     $56        $80        $106        $180          $56      $78       $103       $173
Class B shares(1)..............     $69        $90        $123        $204          $69      $88       $120       $197
Class C shares.................     $ 9        $29        $ 50        $112          $ 9      $27       $47        $105
Class D shares.................     $29        $60        $103        $223          $29      $58       $100       $217

Pro Forma Tax-Exempt Fund
                                   1 Year    3 Years      5 Years    10 Years
                                   ------    -------      -------    --------
Class A shares................      $56       $80          $106        $180
Class B shares(1).............      $69       $90          $123        $204
Class C shares................      $ 9       $29          $ 50        $112
Class D shares................      $29       $60          $103        $223

You would pay the following expenses on the same investment, assuming no redemption:

                                             Tax-Exempt Fund                                   California Tax-Free Fund

                                1 Year       3 Years       5 Years    10 Years        1 Year     3 Years      5 Years    10 Years
------                          -------      -------       --------   --------        ------     -------      -------    --------

Class B (1)................       $19         $60            $103       $204            $19         $58        $100       $197
Class D  ..................       $19         $60            $103       $223            $19         $58        $100       $217


                                        Pro Forma Tax-Exempt Fund

                                1 Year       3 Years         5 Years    10 Years
                                ------       -------         -------    --------
Class B (1)..............         $19          $60             $103       $204
Class D  ..................       $19          $60             $103       $223

--------------------

(1) Ten-year figures assume conversion of Class B shares to Class A shares at the end of eight years.

The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.

      Multiple Class Structure; Distribution Arrangements. Each Fund has outstanding and offers four classes of shares, which may be purchased through securities dealers which have entered into sales agreements with the Distributor at the next determined net asset value per share plus, in the case of all classes except the Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or
(ii) on a deferred basis (the Class B and Class D shares). In the proposed Reorganization, shareholders of the California Tax-Free Fund will receive the corresponding class of shares of the Tax-Exempt Fund which they currently hold in the California Tax-Free Fund. The Class A, Class B, Class C and Class D shares of the Tax-Exempt Fund have identical arrangements with respect to the imposition of initial and contingent deferred sales charges and distribution and service fees as the comparable class of shares of the California Tax-Free Fund. Because the Reorganization will be effected at net asset value without the imposition of a sales charge, Tax-Exempt Fund Shares acquired by shareholders of the California Tax-Free Fund pursuant to the proposed Reorganization would not be subject to any initial sales charge or contingent deferred sales charge as a result of the Reorganization. However, holders of the Tax-Exempt Fund Shares acquired as a result of the Reorganization would continue to be subject to a contingent deferred sales charge upon subsequent redemption to the same extent as if they had continued to hold their shares of the California Tax-Free Fund. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class D shares of the Tax-Exempt Fund, the holding period of the redeemed shares is "tacked" to the holding period of the California Tax-Free Fund. See "Comparative Information on Distribution Arrangements."

      Dividends. The Funds have identical policies with regard to dividends and distributions. Each Fund's policy is to declare a dividend each day in an amount based on monthly projections of its future net investment income and will pay such dividends monthly. Consequently, the amount of each daily dividend may differ from actual net investment income as determined under generally accepted accounting principles. Each daily dividend is payable to shareholders of record at the time of its declaration (for this purpose, including only holders of shares purchased for which payment has been received by the transfer agent and excluding holders of shares redeemed on that day). After the closing of the Reorganization, California Tax-Free Fund shareholders who currently have dividends reinvested will continue to have dividends reinvested in the Tax-Exempt Fund and those who currently have capital gains reinvested will continue to have capital gains reinvested in the Tax-Exempt Fund. The number of shares received in connection with any such reinvestment will be based upon the net asset value per share of the applicable class of shares of the Tax-Exempt Fund in effect on the record date. See "Comparative Information on Shareholder Services."

      Exchange Rights. Each Fund currently has identical exchange privileges. Shareholders of the California Tax-Free Fund may exchange their shares for shares of a corresponding class of shares, when available, of certain funds as determined by the Distributor, at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other such fund may similarly exchange their shares for shares of an available corresponding class of the California Tax-Free Fund. See "Comparative Information on Shareholder Services."

      Redemption Procedures. Each Fund offers the same redemption features, including the acceptance of redemption requests by mail, telephone and wire, provided that applicable conditions are met. Any request to redeem shares of the California Tax-Free Fund received and processed prior to the Reorganization will be treated as a redemption of shares of the California Tax-Free Fund. Any request to redeem shares received or processed after the Reorganization will be treated as a request to redeem shares of the Tax-Exempt Fund. See "Comparative Information on Shareholder Services."

      Minimum Account Size. Each Fund reserves the right to redeem an account if the aggregate value of the shares in such account is less than $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Currently, the maintenance fee is $18 annually. The Tax-Exempt Fund shareholder accounts established pursuant to the Reorganization with a value of less than $1,500 will therefore be subject to redemption upon 60 days' prior notice or the annual maintenance fee. During such 60-day period, a shareholder will have the option of avoiding such redemption or maintenance fee by increasing the value of the account to $1,500 or more.

      Certain Affiliations. To the extent that the Investment Manager and its affiliates may own 5% or more of the California Tax-Free Fund, such Fund may be deemed to be an "affiliated person," as defined in the 1940 Act, of the Investment Manager or its affiliates. See "Information About the
Reorganization."

                                  RISK FACTORS


      The investment risks of both Funds are generally similar because of the similarities of investment objectives and policies of the Funds. However, the California Tax-Free Fund's ability to achieve its investment objective depends on the ability of the issuers of California municipal obligations to meet their continuing obligations for the payment of principal and interest, whereas the Tax-Exempt Fund is subject to an investment restriction that prohibits more than 25% of the assets of the Fund from being invested in securities of issuers conducting their principal activities in the same state. See "Comparison of Investment Objectives and Policies." Such risks are more fully discussed under the caption "The Fund's Investments" in the Prospectus of the Tax-Exempt Fund enclosed with this Joint Proxy Statement/Prospectus and under the caption "The Fund's Investments" in the Prospectus of the California Tax-Free Fund (available upon request).


      The Tax-Exempt Fund invests primarily in notes and bonds issued by or on behalf of state and local governmental units. The California Tax-Free Fund invests primarily in obligations issued by or on behalf of the State of California, its political subdivisions, municipalities and public authorities and by other governmental entities. In the case of each Fund, the value of such investments will generally fluctuate inversely with changes in prevailing interest rates. When interest rates increase, the value of debt securities and shares of a Fund can be expected to decline.

      There are risks in any investment program, and there is no assurance that either Fund will achieve its investment objective. Tax-exempt bonds are subject to relative degrees of credit risk and market volatility. Credit risk relates to the issuer's (and any guarantor's) ability to make timely payments of principal and interest. Market volatility relates to the changes in market price that occur as a result of variations in the level of prevailing interest rates and yield relationships between sectors in the tax-exempt bond market and other market factors.

                         REASONS FOR THE REORGANIZATION


      In reaching the decision to recommend that the shareholders of the California Tax-Free Fund vote to approve the Reorganization, the Board of Trustees, including the Trustees who are not interested persons of the Trust, concluded that the Reorganization would be in the best interests of the respective Funds and that the interests of existing shareholders of the respective Funds will not be diluted as a consequence thereof. In making this determination, the Trustees considered a number of factors, including the smaller size and higher gross expenses of the California Tax-Free Fund compared to the Tax-Exempt Fund and the efficiencies resulting from combining the operations of two separate funds with the same investment manager, the same multiple class structure, the same sales load structure and similar investment objectives and policies.

      As reflected in the capitalization table in "Information About the Reorganization--Capitalization" set forth below, the California Tax-Free Fund is small in size. As a result, its gross expenses are relatively high and have been subsidized by the Distributor since inception; see "Table of Expenses of Tax-Exempt Fund (individually and on a pro forma basis) and California Tax-Free Fund" set forth in the "Summary" above. The Distributor reserves the right to discontinue at any time its voluntary subsidization of expenses of the California Tax-Free Fund; consequently, such Fund's expenses could increase in the future. On the other hand, the Tax-Exempt Fund has substantially more assets and a lower, unsubsidized expense ratio. By combining the assets of the two Funds, each Fund could, over time, possibly benefit from certain economies of scale. In particular, greater portfolio diversification and more efficient portfolio management could result from a larger asset base. Greater diversification is expected to be beneficial to shareholders because it may reduce the negative effect which the adverse performance of any one portfolio security may have on the performance of the portfolio as a whole. Because each Fund has the same investment adviser, custodian and distributor, combining the Funds could, over time, produce administrative economies of scale, resulting in net benefits to the Funds' shareholders. The Trustees considered, among other things, the benefit to the Funds of elimination of duplication of services such as producing separate prospectuses and shareholder reports.


      The above-cited benefits offset, in whole or in part, the loss to the shareholders of the California Tax-Free Fund of having a fund more devoted to investments which produce income which is tax-exempt for both federal and California income tax purposes, as compared to the Tax-Exempt Fund which focuses primarily on securities exempt from federal income taxes. Income from the Tax-Exempt Fund will be subject to more California State personal income tax than the income from the California Tax-Free Fund.



      The Board of Trustees of the Trust believes that the proposed Reorganization is in the best interests of the shareholders of the California Tax-Free Fund and recommend that shareholders of the California Tax-Free Fund vote FOR the Reorganization.

                      INFORMATION ABOUT THE REORGANIZATION


      At a meeting held on August 2, 1995, the Board of Trustees of the Trust approved the Plan of Reorganization substantially in the form set forth as Exhibit A to this Joint Proxy Statement/Prospectus.

      Plan of Reorganization. The Plan of Reorganization provides that, at the Closing, the Tax-Exempt Fund will acquire all of the assets of the California Tax-Free Fund (subject to the assumption by the Tax-Exempt Fund of all of the liabilities of the California Tax-Free Fund including all liabilities reflected on an unaudited statement of assets and liabilities) in exchange for Tax-Exempt Fund Shares. The aggregate net asset value of full and fractional Tax-Exempt Fund Shares to be issued to shareholders of the California Tax-Free Fund will equal the value of the aggregate net assets of the California Tax-Free Fund as of the close of business on the Valuation Date. The number of Class A, Class B, Class C and Class D shares to be issued to the California Tax-Free Fund will be determined by dividing (a) the aggregate net assets in each class of shares of the California Tax-Free Fund by (b) the net asset value per Class A, Class B, Class C and Class D share, respectively, of the Tax-Exempt Fund, each computed as of the close of business on the Valuation Date. Portfolio securities of the California Tax-Free Fund and the Tax-Exempt Fund will be valued in accordance with the valuation practices of the Tax-Exempt Fund which are described under the caption "Purchase of Shares" in the Tax-Exempt Fund Prospectus and which are substantially identical to those of the California Tax-Free Fund.

      The Tax-Exempt Fund will assume all liabilities, including all expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the California Tax-Free Fund prepared as of the close of business on the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period. Such statement of assets and liabilities will reflect all liabilities known to the California Tax-Free Fund and the Tax-Exempt Fund as of the date thereof. At or prior to the Closing, the California Tax-Free Fund shall declare a dividend or dividends which, together with all prior such dividends, shall have the effect of distributing to the California Tax-Free Fund's shareholders all of the California Tax-Free Fund's investment company income for all taxable years ending at or prior to the Closing (computed without regard to any deduction for dividends paid) and all of its net capital gains realized (after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the Closing.


      At or as soon as practicable after the Closing, the California Tax-Free Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Valuation Date the full and fractional Tax-Exempt Fund Shares received by the California Tax-Free Fund. Such liquidation and distribution will be accomplished by the establishment of shareholder accounts on the share records of the Tax-Exempt Fund in the name of each such shareholder of the California Tax-Free Fund, representing the respective pro rata number of full and fractional Tax-Exempt Fund Shares due such shareholder. All of the Tax-Exempt Fund's future distributions attributable to the shares issued in the Reorganization will be paid to shareholders in cash or invested in additional shares of the Tax-Exempt Fund at the price in effect as described in the Tax-Exempt Fund's Prospectus on the respective payment dates in accordance with instructions previously given by the shareholder to the California Tax-Free Fund's transfer agent. As of the Closing, each outstanding certificate which, prior to the Closing, represented shares of the California Tax-Free Fund will be deemed for all purposes to evidence ownership of the number of Tax-Exempt Fund Shares issuable with respect thereto pursuant to the Reorganization. After the Closing, certificates originally representing shares of Class A or Class C of the California Tax-Free Fund will be rendered null and void and nonnegotiable; upon special request and surrender of such certificates to SSBT as transfer agent, holders of these nonnegotiable certificates shall be entitled to receive certificates representing the number of Tax-Exempt Fund Shares issuable with respect thereto. All Class B and Class D shares of the Tax-Exempt Fund are held of record in book entry form and no certificates for such shares will be issued.

      Notwithstanding approval by shareholders of the California Tax-Free Fund, the Plan of Reorganization may be terminated at any time prior to the consummation of the Reorganization without liability on the part of either party or its respective Trustees, officers or shareholders, by either party on written notice to the other party if circumstances should develop that, in the opinion of the Trust, make proceeding with the Reorganization inadvisable. The Plan of Reorganization may be amended, waived or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Trust; provided, however, that following the Meeting, no such amendment, waiver or supplement may have the effect of changing the provision for determining the number of Tax-Exempt Fund Shares to be issued to the California Tax-Free Fund shareholders to the detriment of such shareholders without their further approval. The expenses incurred in connection with entering into and carrying out the provisions of the Plan of Reorganization, whether or not the Reorganization is consummated, will be apportioned between Distributor and the Funds in a fair and equitable manner.


      Description of Tax-Exempt Fund Shares. Full and fractional shares of the Tax-Exempt Fund will be issued to the California Tax-Free Fund shareholders in accordance with the procedures under the Plan of Reorganization as described above. Each share will be fully paid and nonassessable by the Trust when issued and transferable without restrictions and will have no preemptive or cumulative voting rights and have only such conversion or exchange rights as the Board of Trustees of the Trust may grant in its discretion.

      Federal Income Tax Consequences. Counsel to the Funds, Goodwin, Procter & Hoar, has opined that, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes: (i) the transfer of all the assets of the California Tax-Free Fund in exchange for Tax-Exempt Fund Shares and the assumption by the Tax-Exempt Fund of all liabilities of the California Tax-Free Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and the California Tax-Free Fund and the Tax-Exempt Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the California Tax-Free Fund or the Tax-Exempt Fund upon the transfer of the California Tax-Free Fund assets to the Tax-Exempt Fund in exchange for Tax-Exempt Fund Shares; (iii) no gain or loss will be recognized by shareholders of the California Tax-Free Fund upon the exchange of the California Tax-Free Fund shares for Tax-Exempt Fund Shares; (iv) the basis of Tax-Exempt Fund Shares received by each California Tax-Free Fund shareholder pursuant to the Reorganization will be the same as the basis of the California Tax-Free Fund shares exchanged therefor; (v) the basis of the California Tax-Free Fund assets in the hands of the Tax-Exempt Fund will be the same as the basis of such assets in the hands of the California Tax-Free Fund immediately prior to the Reorganization. The receipt of such an opinion upon the Closing is a condition to the consummation of the Reorganization. If the transfer of the assets of the California Tax-Free Fund in exchange for Tax-Exempt Fund Shares and the assumption by the Tax-Exempt Fund of the liabilities of the California Tax-Free Fund do not constitute a tax-free reorganization, each California Tax-Free Fund shareholder will recognize gain or loss equal to the difference between the value of Tax-Exempt Fund Shares such shareholder acquires and the tax basis of such shareholder's California Tax-Free Fund shares.


      Shareholders of the Funds should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of the Funds should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.


      Capitalization. The following table sets forth the capitalization of the California Tax-Free Fund and the Tax-Exempt Fund as of June 30, 1995, and on a pro forma basis as of that date giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of 1.0005, 1.0023, 1.0042 and 1.0029 for Class A, Class B, Class C and Class D shares, respectively, of the Tax-Exempt Fund issued for each Class A, Class B, Class C and Class D share, respectively, of the California Tax-Free Fund.

                                                California
                                  Tax-Exempt     Tax-Free    Combined After
                                     Fund          Fund      Reorganization (1)



Net assets (in millions)......        $272.3        $28.6         $328.8


Net asset value per share
     Class A..................        $7.82         $7.82          $7.82
     Class B..................        $7.81         $7.83          $7.81
     Class C..................        $7.80         $7.83          $7.80
     Class D..................        $7.81         $7.83          $7.81


Shares outstanding
     Class A..................   29,860,742     1,032,698      32,233,417
     Class B..................    4,779,340       444,447       6,256,343
     Class C..................       46,835     2,088,885       3,031,409
     Class D..................      144,825        89,776         547,027


--------------


(1) Reflects the effect of proposed similar reorganizations of two other state-specific tax-free mutual funds into the Tax-Exempt Fund to occur at about the same time as the proposed reorganization described herein. The combined assets as of June 30, 1995 of all three funds to be reorganized into the Tax-Exempt Fund was $56.5 million.



     The table set forth above should not be relied on to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.



      The following table sets forth the number of outstanding shares of beneficial interest of each Fund as of June 30, 1995, and the approximate percentages of the outstanding shares of each Fund that were beneficially owned by the Investment Manager, the Distributor and Metropolitan Life, their indirect parent. As a result of such ownership, the consummation of the Reorganization is subject to the receipt of exemptive relief from the Securities and Exchange Commission from certain provisions of the 1940 Act. An application for an exemption has been filed that, if granted, would permit the Reorganization to be completed as described in this Joint Proxy Statement/Prospectus. There can be no assurance that the relief sought will be obtained, although the type of relief sought has been obtained by others in similar situations. The Board of Trustees of the Trust does not know of any other person who beneficially owned 5% or more of the total outstanding shares of either Fund as of June 30, 1995. In addition, as of such date, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each of the California Tax-Free Fund and the Tax-Exempt Fund. The Adviser and its affiliates have indicated to the Trust that with respect to their shares of the California Tax-Free Fund they intend to vote for and against the proposal in the same relative proportion as do the other shareholders of the California Tax-Free Fund who cast votes at the Meeting.

                             Outstanding Shares Owned    Outstanding Shares Owned  Outstanding Shares Owned
                             by Metropolitan Life           by the Distributor     by the Investment Manager

                        Total Shares   Number    % of Total        Number   % of Total    Number   % of Total
Name of Fund             Outstanding  of Shares   Outstanding     of Shares  Outstanding  of Shares Outstanding

California Tax-Free Fund  3,655,806    392,358       10.7                1      0.0          --        --
Tax-Exempt Fund          34,831,742     61,257        0.2           13,825      0.0          --        --


                  COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES



      Information about the investment objectives and policies of the California Tax-Free Fund and the Tax-Exempt Fund is summarized below. More complete information regarding the same is set forth in the Prospectus of the Tax-Exempt Fund dated May 1, 1995 which is incorporated by reference herein and enclosed herewith, the Prospectus of the California Tax-Free Fund dated May 1, 1995 which is incorporated by reference herein, and in the Statement of Additional Information which has been filed with the Securities and Exchange Commission in connection with the Reorganization. Shareholders should consult such Prospectuses and the Statement of Additional Information for a more thorough comparison.

      Investment Objectives. The investment objective of the California Tax-Free Fund is to seek a high level of interest income exempt from federal income taxes and California State personal income taxes. The Fund invests primarily in investment grade securities issued by or on behalf of the State of California or its political subdivisions and by other governmental entities. The California Tax-Free Fund may invest up to 20% of the Fund's assets in securities rated below BBB by S&P or Baa by Moody's, including securities rated as low as D by S&P or C by Moody's, or unrated securities that the Investment Manager believes to be of equivalent investment quality to comparably rated securities.


      The investment objective of the Tax-Exempt Fund is to seek a high level of interest income exempt from federal income taxes. The Fund invests primarily in investment grade tax-exempt debt obligations. The Fund may invest up to 20% of the Fund's assets in securities rated below BBB by S&P or Baa by Moody's or unrated securities that the Investment Manager believes to be of equivalent investment quality to comparably rated securities.

      There are differences in the investment objectives of the two Funds. Under normal circumstances, substantially all of the dividends paid by the California Tax-Free Fund are expected to be exempt from both federal and California State personal income taxes; dividends paid by the Tax-Exempt Fund are generally exempt only from federal income tax. The California Tax-Free

Fund invests primarily in securities issued by or on behalf of the State of California or its political subdivisions. The Tax-Exempt Fund's investment objective, in contrast, does not obligate it to invest primarily in securities issued by or on behalf of the State of California or its political subdivisions; rather, it invests in securities issued by a variety of state and local governmental units. Both Funds, however, generally invest in debt securities with interest income exempt from federal income taxes, pursue substantially similar strategies of achieving their investment objective and are subject to similar investment restrictions.


      Investment Restrictions. While the investment restrictions of the California Tax-Free Fund are similar in certain respects to those of the Tax-Exempt Fund, there are subtle differences. Set forth below is a summary of the similarities of and differences between the existing investment restrictions of the California Tax-Free Fund and the investment restrictions of the Tax-Exempt Fund. The summary is qualified in its entirety by reference to and is made subject to the complete text of the investment restrictions of each Fund, which are set forth in the Statement of Additional Information. The investment objective of each Fund and certain of the investment restrictions of each Fund are deemed fundamental, which means that they may not be changed without the approval of a majority of such Fund's outstanding voting securities (as defined in the 1940 Act). Investment restrictions which are not deemed fundamental may be changed by a Fund's Trustees without shareholder approval.



1. The Tax-Exempt Fund has a fundamental investment restriction which prohibits the Fund from investing in a security if the transaction would result in more than five percent of the Fund's total assets being invested in any one issuer or if the transaction would result in the Fund's owning more than ten percent of the voting securities of any one issuer (except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government). The California Tax-Free Fund has a fundamental investment restriction which prohibits the Fund from investing in a security if the transaction would result in, with respect to 75% of the Fund's total assets, more than five percent of the Fund's total assets being invested in any one issuer or if the transaction would result in the Fund's owning more than ten percent of the voting securities of any one issuer (except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government or to repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations).


2. The Tax-Exempt Fund is subject to a fundamental restriction that prohibits the purchase of securities of issuers that have been in continuous operation for less than three years if such purchase would cause more than five percent of the total assets of the Fund to be invested in the securities of such issuers, unless such securities are rated BBB or higher by S&P or Ba or higher by Moody's. These restrictions do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government. The California Tax-Free Fund has a substantially similar restriction; however, the Fund excludes from this restriction repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations.

3. Both Funds are subject to a fundamental investment restriction which states that the Fund may not issue senior securities.

4. Both Funds have a fundamental investment restriction prohibiting underwriting or participating in the marketing of securities of other issuers. For each Fund, this restriction however, provides an exception for such Fund if it were to purchase securities of other issuers for investment, either from the issuers, persons in a control relationship with the issuers or from underwriters of such securities. The applicable restriction on the California Tax-Free Fund provides an exception in circumstances where, in connection with the disposition of the Fund's securities, the Fund may be deemed an underwriter under certain federal securities laws.

5. Both Funds have a fundamental investment restriction prohibiting the purchase or sale of fee simple interests in real estate. The California Tax-Free Fund's restriction clarifies, however, that such Fund may purchase and sell other interests in real estate including securities which are secured by real estate or securities of companies which own or invest or deal in real estate.

6. The Tax-Exempt Fund has a fundamental investment restriction prohibiting the Fund from investing in commodities or commodity contracts, except that the Fund may invest in financial futures contracts and options on futures contracts. The California Tax-Free Fund is subject to a fundamental investment restriction prohibiting it from investing in commodities or commodity contracts in excess of ten percent of the Fund's total assets (except for investments in futures contracts and options on futures contracts on securities or securities indices).

7. Both Funds have fundamental investment restrictions prohibiting the Funds from conducting arbitrage transactions (subject to certain exceptions such as that the Fund may invest in futures and options for hedging purposes).

8. Both Funds are subject to substantially similar fundamental investment restrictions which prohibit the lending of assets of the Funds, subject to exceptions for the purchase of bonds, debentures, notes and similar obligations (including repurchase agreements) in accordance with each Fund's investment policies and objectives. In addition, the California Tax-Free Fund may lend portfolio securities without violating this restriction.

9. Both Funds have a fundamental investment restriction regarding illiquid securities which states that the Fund may not invest more than ten percent of its total assets in illiquid securities, including securities restricted as to resale and repurchase agreements extending for more than seven days and, in the case of the Tax-Exempt Fund, other securities which are not readily marketable. The California Tax-Free Fund also includes options not listed and traded on any national securities exchange in the definition of illiquid securities. A current nonfundamental policy of the California Tax-Free Fund prohibits the Fund from investing more than five percent of the Fund's total assets in restricted securities, while the same prohibition is a fundamental investment restriction of the Tax-Exempt Fund.

10. Both Funds have fundamental investment restrictions prohibiting them from investing in interests in oil, gas or other mineral exploration or development programs, subject to certain exceptions. The Tax-Exempt Fund may invest in securities which are based, directly or indirectly, on the credit of companies which invest in or sponsor such exploration programs. The California Tax-Free Fund, on the other hand, may invest in securities issued by companies which invest in or sponsor such exploration programs and in securities indexed to the price of oil, gas or other minerals.


 11. The California Tax-Free Fund is subject to a fundamental investment restriction which prohibits the Fund from making an investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry. This restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations). The Tax-Exempt Fund does not have such a restriction.

12. The Tax-Exempt Fund is subject to a fundamental investment restriction which prohibits the Fund from making an investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers conducting their principal activities in the same state. This restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government. The California Tax-Free Fund does not have such a restriction.


13. The Tax-Exempt Fund is subject to a fundamental investment restriction that prohibits the borrowing of money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, and then not in an amount in excess of ten percent of the value of its total assets, provided that reverse repurchase agreements shall not exceed five percent of its total assets and that additional investments will be suspended during any period when borrowing exceeds five percent of total assets. The California Tax-Free Fund has a fundamental investment restriction stating that the Fund may not borrow money except for borrowings from banks for extraordinary and emergency purposes, and then not in an amount in excess of 25% of the value of its total assets, and except insofar as reverse repurchase agreements may be regarded as borrowing. In addition, as a matter of current operating, but not fundamental, policy, the California Tax-Free Fund will not purchase additional portfolio securities at any time when it has outstanding money borrowings in excess of five percent of the Fund's total assets (taken at current value).

14. Pursuant to a nonfundamental investment restriction, neither Fund may purchase securities of any company in which any officer or Trustee of such Fund or its investment adviser owns more than one half of one percent of the outstanding securities, or in which all of the officers and Trustees of such Fund and its investment adviser, as a group, own more than five percent of such securities.

15. Both Funds have a nonfundamental investment restriction stating that the Fund may not hypothecate, mortgage or pledge any of its assets except to secure permitted borrowings (and then, in the case of the Tax-Exempt Fund, not in excess of ten percent of the Tax-Exempt Fund's assets). Under each Fund's restriction, financial futures and options on financial futures are not deemed to involve a pledge of assets.

16. Both Funds have a nonfundamental investment restriction stating that the Fund may not invest in companies for the purpose of exercising control over the management of such companies.

17. Pursuant to substantially similar nonfundamental investment restrictions, each Fund may not invest in securities of any other investment company, except in connection with a merger, consolidation or similar reorganization, if such investment would represent more than three percent of the outstanding voting stock of such other company or more than five percent of the value of the total assets of the Fund, or if such investments in the aggregate would exceed ten percent of the value of the total assets of the Fund.


18. The California Tax-Free Fund has a nonfundamental investment restriction prohibiting the Fund from purchasing securities on margin or making short sales of securities or maintaining a short position, except for short sales "against the box" (as a matter of current operating, but not fundamental policies, the Fund will not make short sales or maintain a short position unless not more than five percent of the Fund's net assets (taken at current value) is held as collateral for such sales at any time). Similarly, the Tax-Exempt Fund is subject to a nonfundamental investment restriction barring it from purchasing securities on margin, making short sales of securities or purchasing or dealing in puts, calls, straddles or spreads with respect to any security, except in connection with the purchase or writing of options, including options on financial futures, and futures contracts.


19. The California Tax-Free Fund is subject to a nonfundamental investment restriction prohibiting the Fund from investing in warrants which would comprise more than five percent of the value of its total assets. Warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value. The Tax-Exempt Fund is not subject to such a restriction.


                COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS

      Class A shares of each Fund are subject to (i) an initial sales charge of up to 4.5% and (ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.

     Class B shares of each Fund are subject to (i) a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of these shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class B shares.


      Class C shares of each Fund are offered only to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees.


      Class D shares of each Fund are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares.

      Because the Reorganization will be effected at net asset value without the imposition of a sales charge, Tax-Exempt Fund Shares acquired by shareholders of the California Tax-Free Fund pursuant to the proposed Reorganization would not be subject to any initial sales charge or contingent deferred sales charge as a result of the Reorganization. However, holders of the Tax-Exempt Fund Shares acquired as a result of the Reorganization would continue to be subject to a contingent deferred sales charge upon subsequent redemption to the same extent as if they had continued to hold their shares of the California Tax-Free Fund.

      Each Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations promulgated under the 1940 Act. Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

            Class of Shares
             of Each Fund           Service Fee       Distribution Fee
             ------------           -----------       ----------------
                  A                    0.25%                None
                  B                    0.25%                0.75%
                  C                    None                 None
                  D                    0.25%                0.75%

      Some or all of the service fees are used to reimburse securities dealers (including securities dealers that are affiliates of the Distributor) for personal services and/or the maintenance of shareholder accounts. In addition, the Distributor generally pays an initial commission to dealers for the sale of shares of each Fund with a portion of such commission representing payment for personal services and/or the maintenance of shareholder accounts by such dealers. Dealers who have sold Class A shares of each Fund are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class D shares of each Fund are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and/or the maintenance of shareholder accounts.


      The distribution fees are used primarily to offset initial and ongoing commissions paid to securities dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by securities dealers. Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid to affiliates by the Fund), have also been authorized pursuant to the Distribution Plan.


      Class A shares of the Funds may be purchased without a sales charge by certain Trustees, directors, officers, employees, their relatives and other persons directly or indirectly related to the Funds or affiliated entities. Class A shares of the Funds may also be sold at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements or managed fee-based programs.


                  COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

      Each Fund offers the same shareholder services, including the Open Account System, reinvestment privileges, a systematic withdrawal plan, a dividend allocation plan, telephone purchases, telephone exchanges, telephone redemptions and access to the Investamatic Check Program, an automatic investment program. Because each Fund currently offers the same shareholder services, after the closing of the proposed Reorganization the same services will continue to be available to the shareholders of the California Tax-Free Fund.


                                    FISCAL YEAR

      Both Funds operate on fiscal years ending December 31.


                                    PERFORMANCE


Tax-Exempt Fund

      The following is a discussion of the performance of the Tax-Exempt Fund for the six months ended June 30, 1995 and the fiscal year ended December 31, 1994.

      The six months ended June 30, 1995 were better than the year ended December 31, 1994. The Fund had a positive return through the first half of 1995, although it trailed the average for its category because the portfolio was conservatively positioned. The Fund had shortened its duration (a measure of a fund's sensitivity to interest rate changes) to protect it if interest rates increased, as had happened throughout 1994. When interest rates fell sharply instead, the Fund did not enjoy the full benefit of the market rally.

      The Fund has extended its duration slightly, which will help in an environment of falling rates. In addition, the Fund has upgraded the quality of bonds in the portfolio and increased the percentage of insured bonds. As of June 30, 1995, the bonds in the portfolio had an average credit quality of AA.

      Average Annual Total Return for periods ended June 30, 1995:

                                        Life of Fund
          1 year         5 years        (since 8/25/86)
-------   ------         -------        ---------------
Class A   +1.46%         +6.21%             +6.49%
Class B   +0.32%         +6.53%             +6.84%
Class C   +6.38%         +7.25%             +7.08%
Class D   +4.32%         +6.83%             +6.84%



      In 1994, the bond market was repeatedly buffeted by uncertainty over the strength of the economy and the timing of the Fed's next rate increase. When the municipal bond market declined sharply in February, March and April 1994, the Fund attempted to reduce risk in the portfolio by replacing longer-term bonds with less interest-rate-sensitive, shorter-term bonds. In some cases the Fund sold bonds for losses and replaced them with higher-yielding, more defensive bonds. The Fund also increased the quality of the portfolio, because higher quality bonds tend to perform better in weak markets.


      The portfolio holds a number of bonds from so-called "specialty states"--states where there are tax incentives to buy in-state bonds or where bonds tend to be in short supply. Typically, demand is fairly consistent for such bonds, which can be advantageous in a bad market. Specialty states include Massachusetts, North Carolina (which also offers very high quality), New York, Ohio and Connecticut.


Comparison Of Change In Value Of A $10,000 Investment In Tax-Exempt Fund And The Lehman Municipal Bond Index

State Street Research Tax-Exempt Fund - Class A

                                LINE CHART DATA
                           (INCEPTION VALUE = $9,550)
                                                VALUE OF
                                               ACCOUNT OF
                       VALUE OF             LEHMAN MUNI BOND
                      ACCOUNT AT                INDEX AT
  DATE                 YEAR END                 YEAR END

 8/25/86               $ 9,550                  $10,000
12/31/86                 9,889                   10,371
12/31/87                 9,748                   10,527
12/31/88                11,063                   11,597
12/31/89                12,128                   12,849
12/31/90                12,713                   13,785
12/31/91                14,213                   15,459
12/31/92                15,538                   16,821
12/31/93                17,420                   18,888
12/31/94                16,218                   17,911


State Street Research Tax-Exempt Fund - Class B

                                LINE CHART DATA
                           (INCEPTION VALUE = $10,000)
                                                VALUE OF
                                               ACCOUNT OF
                       VALUE OF             LEHMAN MUNI BOND
                      ACCOUNT AT                INDEX AT
  DATE                 YEAR END                 YEAR END

 8/25/86               $10,000                  $10,000
12/31/86                10,355                   10,371
12/31/87                10,208                   10,527
12/31/88                11,585                   11,597
12/31/89                12,699                   12,849
12/31/90                13,313                   13,785
12/31/91                14,883                   15,459
12/31/92                16,270                   16,821
12/31/93                18,165                   18,888
12/31/94                16,786                   17,911


State Street Research Tax-Exempt Fund - Class C

                                LINE CHART DATA
                           (INCEPTION VALUE = $10,000)
                                                VALUE OF
                                               ACCOUNT OF
                       VALUE OF             LEHMAN MUNI BOND
                      ACCOUNT AT                INDEX AT
  DATE                 YEAR END                 YEAR END

 8/25/86               $10,000                  $10,000
12/31/86                10,355                   10,371
12/31/87                10,208                   10,527
12/31/88                11,585                   11,597
12/31/89                12,699                   12,849
12/31/90                13,313                   13,785
12/31/91                14,883                   15,459
12/31/92                16,270                   16,821
12/31/93                18,224                   18,888
12/31/94                17,028                   17,911



State Street Research Tax-Exempt Fund - Class D

                                LINE CHART DATA
                           (INCEPTION VALUE = $10,000)
                                                VALUE OF
                                               ACCOUNT OF
                       VALUE OF             LEHMAN MUNI BOND
                      ACCOUNT AT                INDEX AT
  DATE                 YEAR END                 YEAR END

 8/25/86               $10,000                  $10,000
12/31/86                10,355                   10,371
12/31/87                10,208                   10,527
12/31/88                11,585                   11,597
12/31/89                12,699                   12,849
12/31/90                13,313                   13,785
12/31/91                14,883                   15,459
12/31/92                16,270                   16,821
12/31/93                18,163                   18,888
12/31/94                16,784                   17,911




All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Tax-Exempt Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. In March 1992, the Tax-Exempt Fund changed its investment objective to eliminate requirements that specify that a percentage of the Tax-Exempt Fund be invested in certain rating categories. Previously, it was required to invest 80% in securities rated A, BBB, BB or better. Past performance, therefore, may not be indicative of future results. Shares of the Tax-Exempt Fund had no class designations until June 7, 1993, when designations were assigned based on the pricing and 12b-1 fees applicable to shares sold thereafter. Performance data for a specified class include periods prior to the adoption of class designations. "A" share returns for each of the periods reflect the maximum 4.5% sales charge. "B" share returns for the 1- and 5-year periods reflect a 5% and a 2% contingent deferred sales charge, respectively. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. "D" share return for the 1-year period reflects a 1% contingent deferred sales charge. Performance for "B" and "D" shares prior to June 7, 1993, reflects annual 12b-1 fees of 0.25% and performance thereafter reflects annual 12b-1 fees of 1%, which will reduce subsequent performance. The Lehman Muni Bond Index represents approximately 15,000 fixed-coupon, investment-grade municipal bonds. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.


      Further information about each Fund's performance is contained in each Fund's annual and semiannual reports, which may be obtained without charge by writing to the Funds at One Financial Center, Boston, Massachusetts 02111, or calling (800) 562-0032.

                   COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

      General. The California Tax-Free Fund and the Tax-Exempt Fund are series of the Trust which was established in 1985 under the laws of The Commonwealth of Massachusetts. The California Tax-Free Fund commenced operations in 1989, and the Tax-Exempt Fund commenced operations in 1986. Both Funds are governed by a Second Amended and Restated Master Trust Agreement dated June 5, 1993, as further amended thereafter. As a Massachusetts business trust, the Trust's operations are governed by its Master Trust Agreement and applicable federal and Massachusetts laws. The above-referenced Master Trust Agreement may hereinafter be referred to as the "Master Trust Agreement."


      Shares of the California Tax-Free Fund and the Tax-Exempt Fund. The beneficial interests in each of the California Tax-Free Fund and the Tax-Exempt Fund are represented by transferable shares, par value $.001 per share. The Master Trust Agreement permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series. As of the date hereof, the Trust has five operating series: the California Tax-Free Fund, the Tax-Exempt Fund, State Street Research New York Tax-Free Fund, State Street Research Florida Tax-Free Fund and State Street Research Pennsylvania Tax-Free Fund. Each share of any Trust series represents an equal proportionate interest in the assets and liabilities, excluding differences in class expenses, belonging to that series. As such, each share is entitled to dividends and distributions out of the income (after expenses) belonging to that series as declared by the Board of Trustees.

      Voting Requirements. Generally, the provisions of the Master Trust Agreement of the Trust may be amended at any time, so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, by an instrument in writing signed by a majority of the then Trustees (or by an officer of such Trust pursuant to the vote of a majority of such Trustees). Generally, any amendment to the Trust's Master Trust Agreement that adversely affects the rights of shareholders of one or more series may be adopted by a majority of the then Trustees of the Trust when authorized by shareholders holding a majority of the shares entitled to vote.

      Voting Rights. The Master Trust Agreement of the Trust provides that special meetings of shareholders for any purpose requiring action by shareholders under such Master Trust Agreement or the Trust's By-laws shall be called upon the written request of holders of at least ten percent of the outstanding shares of the Trust or, as the context may require, a series thereof. The Master Trust Agreement of the Trust provides in general that shareholders have the power to vote only on the following matters, each as more fully described in such Master Trust Agreements: (i) the election or removal of Trustees as provided in the Master Trust Agreement; (ii) with respect to certain contracts, such as contracts for investment advisory or management services, to the extent required as provided in the Master Trust Agreement as a whole; (iii) with respect to any termination or reorganization of the Trust; (iv) an amendment of the Master Trust Agreement as provided in the Master Trust Agreement; (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust, any Sub-Trust thereof or its stockholders; and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Master Trust Agreement, the By-laws or any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing matters will involve separate votes of one or more series of a Trust, while others will require a vote of the Trust's shareholders as a whole.

      Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust. The Master Trust Agreement of the Trust provides for indemnification, under certain circumstances, out of Trust property for all losses and expenses of any shareholder held personally liable by virtue of his status as such, and not because of such shareholder's acts or omissions or for some other reason, for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Trust to be remote since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself would be unable to meet its obligations.


      Liability of Trustees and Officers. Under the Master Trust Agreement of the Trust, Trustees and officers will be indemnified, under certain circumstances, for all liabilities, including the expenses of litigation, against them unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, such determination to be based upon the outcome of a court action or administrative proceeding or a reasonable determination, following a review of the facts, by (a) a vote of a majority of a quorum of the Trustees who are neither "interested persons" of the Trust as defined in the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for these expenses provided that the Trustee or officer undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met. It should be noted that it is the view of the staff of the Securities and Exchange Commission that to the extent that any provisions such as those described above are inconsistent with the 1940 Act including Section 17 thereof, the provisions of the 1940 Act are preemptive.

      The foregoing is only a summary of certain of the provisions of the Trust's Master Trust Agreement and By-laws. Shareholders should refer directly to the provisions of the Master Trust Agreement and By-laws for their full text.


                                   MANAGEMENT


      The investment manager for each of the Funds is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Funds, subject to the authority of the Board of Trustees. As of June 30, 1995, the Investment Manager had assets of approximately $26.2 billion under management.


     The portfolio manager for the Tax-Exempt Fund is Susan W. Drake. Ms. Drake has managed the Tax-Exempt Fund since 1990. Ms. Drake's principal occupation currently is Vice President of State Street Research & Management Company. During the past five years, she has also served as a securities analyst for State Street Research & Management Company.

     The portfolio manager for the California Tax-Free Fund is Paul J. Clifford. Mr. Clifford has managed the California Tax-Free Fund since 1993. Mr. Clifford's principal occupation currently is Vice President of State Street Research & Management Company. During the past five years, he has also served as a securities analyst for State Street Research & Management Company.


                     ADDITIONAL INFORMATION ABOUT THE FUNDS


      Information about the Tax-Exempt Fund is included in its current Prospectus dated May 1, 1995, a copy of which is included herewith and incorporated by reference herein. Additional information about the Tax-Exempt Fund is included in the Fund's Statement of Additional Information dated May 1, 1995. This Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference herein. Copies of this Statement may be obtained without charge by writing to State Street Research Tax-Exempt Fund, One Financial Center, Boston, Massachusetts 02111, or by calling (800) 562-0032.

      Information about the California Tax-Free Fund is included in its current Prospectus dated May 1, 1995, which is incorporated by reference herein. Additional information about the California Tax-Free Fund is included in the Fund's Statement of Additional Information dated May 1, 1995. This Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference herein. Copies of this Statement may be obtained without charge by writing to State Street Research California Tax-Free Fund, One Financial Center, Boston, Massachusetts 02111 or by calling
(800) 562-0032.

      Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files proxy material, reports and other information with the Securities and Exchange Commission. These reports can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549, as well as at the following regional offices: New York Regional Office, 75 Park Place, Room 1228, New York, NY 10007; and Chicago Regional Office, Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago IL 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington DC 20549 at prescribed rates.

                               VOTING INFORMATION


      Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person or by submitting a written notice of revocation or a later-dated proxy to the Trust at the address of the Trust set forth on the cover page of this Joint Proxy Statement/Prospectus prior to the date of the Meeting. Shareholders of record of the California Tax-Free Fund at the close of business on [____________,] 1995 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting of the Fund or to vote at any adjournments thereof. This Joint Proxy Statement/Prospectus, proxies and accompanying Notice of Meeting were first sent or given to shareholders of the Funds on or about [____________,] 1995.


      As of the Record Date, there were approximately [_______], [______], [_______] and [_____] issued and outstanding Class A, Class B, Class C and Class D shares, respectively, of the California Tax-Free Fund. Each share of such Fund is entitled to one vote, with a proportionate vote for each fractional share.

      If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions on the proxy. Unless instructions to the contrary are marked thereon, the proxy will be voted for the proposal described herein and, in the discretion of the persons named herein as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Meeting or any adjournments thereof. The Board of Trustees does not currently know of any matter to be considered at the Meeting other than the proposal to approve the Plan of Reorganization.


      The affirmative vote of the holders of a majority of the outstanding voting shares of the California Tax-Free Fund (within the meaning of the 1940
Act), voting together as a single class, is required to approve the Plan of Reorganization on behalf of such Fund. Under the 1940 Act, the vote of a majority of the outstanding voting shares means the vote of the lesser of (a) 67% or more of the voting shares of a Fund, voting together as a single class, present at the Meeting, if the holders of more than 50% of the outstanding voting shares are present or represented by proxy, or (b) more than 50% of the outstanding voting shares of a Fund, voting together as a single class. Approval of the Plan of Reorganization by the shareholders of the California Tax-Free Fund is a condition of the consummation of the Reorganization. If the Reorganization is not approved, the Trustees of the Trust will continue the management of the California Tax-Free Fund and the Tax-Exempt Fund, respectively, and may consider other alternatives in the best interests of each Fund's shareholders.


      The holders of a majority of the shares entitled to vote of the California Tax-Free Fund outstanding at the close of business on the Record Date present in person or represented by proxy constitute a quorum for the Meeting; however, as noted above, the affirmative vote of a majority of the voting shares of such Fund, voting together as a single class (within the meaning of the 1940 Act) is required to approve the Reorganization. In the event a quorum is not present at the Meeting or in the event a quorum is present at the Meeting but sufficient votes to approve the Plan of Reorganization are not received, the persons named as proxies may propose one or more adjournments, without further notice to shareholders, of the Meeting to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders.


     For purposes of determining the presence of a quorum for transacting business at the Meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the California Tax-Free Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposals to be acted upon at the Meeting.



      Expenses of the Reorganization will be apportioned between the Distributor and the Funds in a fair and equitable manner. Expenses will be allocated to the Tax-Exempt Fund and the California Tax-Free Fund in an appropriate manner on the basis of identifiable direct costs or otherwise on the basis of relative net assets and the Distributor will assume one-half of each Fund's expenses. Such expenses include costs of preparing, printing and mailing the enclosed proxy, accompanying notice and Joint Proxy Statement/Prospectus and all other costs in connection with solicitation of proxies, including any additional solicitation by letter, telephone or telegraph. In addition to solicitation of proxies by mail, officers of the Trust and officers and regular employees of the Investment Manager, affiliates of the Investment Manager, or other representatives of the Trust may also solicit proxies by telephone or telegram or in person. A proxy solicitation firm may also be retained to assist in any special, personal solicitation of proxies. The costs of retaining such a firm is not expected to exceed $12,000.

      THE TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES OF THE TRUST, RECOMMEND APPROVAL OF THE PLAN OF REORGANIZATION.


                               DISSENTERS' RIGHTS

      Neither the Master Trust Agreement of the Trust nor Massachusetts law grants the shareholders of the California Tax-Free Fund any rights in the nature of dissenters' rights of appraisal with respect to any action upon which such shareholders may be entitled to vote; however, the normal right of mutual fund shareholders to redeem their shares is not affected by the proposed Reorganization.

                                      EXPERTS


      The financial statements of the Tax-Exempt Fund and the California Tax-Free Fund for the fiscal year ended December 31, 1994 included in each Fund's Statement of Additional Information have been incorporated herein by reference in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. Certain legal matters with respect to the issuance of the shares of the Trust will be passed upon by Goodwin, Procter & Hoar, Boston, Massachusetts.


                                   OTHER MATTERS

      The Board of Trustees does not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                         NO ANNUAL MEETING OF SHAREHOLDERS


      There will be no annual or further special meetings of shareholders of the Funds unless required by applicable law or called by the Trustees of such Fund in their discretion. In accordance with the 1940 Act, or under the Trust's Master Trust Agreement, as amended, any Trustee may be removed (i) by a written instrument, signed by at least two-thirds of the number of Trustees in office immediately prior to such removal, specifying the date upon which such removal shall become effective; (ii) by a vote of shareholders holding not less than two-thirds of the shares of the Trust then outstanding, cast in person or by proxy at a meeting called for the purpose or (iii) by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding and filed with the Trust's custodian. Shareholders holding 10% or more of the shares of the Trust then outstanding can require that the Trustees call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. In addition, if ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 or at least 1% of the outstanding Fund shares, inform the Trustees that they wish to communicate with other shareholders, the Trustees will either give such shareholders access to the shareholder list or inform them of the cost involved if the Fund forwards material to shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.


      Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the State Street Research Tax-Exempt Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111. Shareholder proposals should be received in a reasonable time before the solicitation is made.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES.


190063.c2
7/24/95

                                   EXHIBIT A


             AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION


      AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of _________, 1995 by and between State Street Research Tax-Exempt Trust, a Massachusetts business trust (the "Tax-Exempt Trust"), on behalf of the State Street Research California Tax-Free Fund series of the Tax-Exempt Trust (the "California Tax-Free Fund") and the Tax-Exempt Trust on behalf of the State Street Research Tax-Exempt Fund series of the Tax-Exempt Trust (the "Tax-Exempt Fund").

                              W I T N E S S E T H:

      WHEREAS, the Tax-Exempt Trust is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");



      WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended, such reorganization to consist of the transfer of all of the assets of the California Tax-Free Fund in exchange solely for Class A, Class B, Class C and Class D shares of beneficial interest, $.001 par value per share, of the Tax-Exempt Fund ("Tax-Exempt Fund Shares") and the assumption by the Tax-Exempt Fund of all of the liabilities of the California Tax-Free Fund and the distribution, after the Closing hereinafter referred to, of Tax-Exempt Fund Shares to the shareholders of the California Tax-Free Fund in liquidation of the California Tax-Free Fund, all upon the terms and conditions hereinafter set forth in this Agreement (collectively, the "Reorganization"); and



      WHEREAS, the Trustees of the Tax-Exempt Trust, including a majority of the Trustees and the Trustees who are not interested persons, have determined that participating in the transactions contemplated by this Agreement is in the best interests of each of the Funds.

      NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:


      1. Transfer of Assets. Subject to the terms and conditions set forth herein, at the closing provided for in Section 5 (herein referred to as the "Closing") the Tax-Exempt Trust on behalf of the California Tax-Free Fund shall transfer all of the assets of the California Tax-Free Fund, and assign all Assumed Liabilities (as hereinafter defined) to the Tax-Exempt Fund, and the Tax-Exempt Trust on behalf of the Tax-Exempt Fund shall acquire all such assets, and shall assume all such Assumed Liabilities (as hereinafter defined), upon delivery to the Tax-Exempt Trust on behalf of the California Tax-Free Fund of Tax-Exempt Fund Shares having a net asset value equal to the value of the net assets of the California Tax-Free Fund transferred (the "New Shares"). "Assumed Liabilities" shall mean all liabilities, including all expenses, costs, charges and reserves reflected in an unaudited statement of assets and liabilities of the California Tax-Free Fund as of the close of business on the Valuation Date (as hereinafter defined), determined in accordance with generally accepted accounting principles consistently applied from the prior audited period. The net asset value of the New Shares and the value of the net assets of the California Tax-Free Fund to be transferred shall be determined as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (the "Valuation Date") using the valuation procedures set forth in the then current prospectus and statement of additional information of the Tax-Exempt Fund. All Assumed Liabilities of the California Tax-Free Fund, to the extent that they exist at or after the Closing, shall after the Closing attach to the Tax-Exempt Fund and may be enforced against the Tax-Exempt Fund to the same extent as if the same had been incurred by the Tax-Exempt Fund.

      2. Liquidation of the California Tax-Free Fund. At or as soon as practicable after the Closing, the California Tax-Free Fund will be liquidated and the New Shares delivered to the Tax-Exempt Trust on behalf of the California Tax-Free Fund will be distributed to shareholders of the California Tax-Free Fund, each shareholder to receive the number of New Shares of the corresponding class and equal to the pro rata portion of shares of beneficial interest of the California Tax-Free Fund held by such shareholder as of the close of business on the Valuation Date. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Tax-Exempt Fund in the name of each shareholder of the California Tax-Free Fund and representing the respective pro rata number of New Shares due such shareholder. As soon as practicable after the Closing, the Tax-Exempt Trust shall file on behalf of the California Tax-Free Fund such instruments of dissolution, if any, as are necessary to effect the dissolution of the California Tax-Free Fund and shall take all other steps necessary to effect a complete liquidation and dissolution of the California Tax-Free Fund. As of the Closing, each outstanding certificate which, prior to the Closing, represented shares of the California Tax-Free Fund will be deemed for all purposes to evidence ownership of the number of Tax-Exempt Fund Shares issuable with respect thereto pursuant to the Reorganization. After the Closing, certificates originally representing shares of Class A or Class C of the California Tax-Free Fund will be rendered null and void and nonnegotiable; upon special request and surrender of such certificates to State Street Bank and Trust Company as transfer agent, holders of these nonnegotiable certificates shall be entitled to receive certificates representing the number of Tax-Exempt Fund Shares issuable with respect thereto. All Class B and Class D shares of record of the Tax-Exempt Fund are held in book entry form and no certificates for such shares will be issued.


      3.    Representations and Warranties.

            a. The Tax-Exempt Trust, on behalf of the California Tax-Free Fund, hereby represents and warrants to the Tax-Exempt Fund as follows:


                  (i) the Tax-Exempt Trust is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;


                 (ii) the Tax-Exempt Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the California Tax-Free Fund;

                 (iii) the execution and delivery of this Agreement on behalf of the California Tax-Free Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Tax-Exempt Trust or the shareholders of the California Tax-Free Fund (other than as contemplated in Section 4(h)) are necessary to authorize this Agreement and the transactions contemplated hereby;

                 (iv) this Agreement has been duly executed by the Tax-Exempt Trust on behalf of the California Tax-Free Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

                (v) neither the execution and delivery of this Agreement by the Tax-Exempt Trust on behalf of the California Tax-Free Fund, nor the consummation by the Tax-Exempt Trust on behalf of the California Tax-Free Fund of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Master Trust Agreement or By-Laws of the Tax-Exempt Trust, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Tax-Exempt Trust is a party or by which the Tax-Exempt Trust or any of its assets is subject or bound; and

                 (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Tax-Exempt Trust on behalf of the California Tax-Free Fund or the consummation of any transactions contemplated hereby by the Tax-Exempt Trust, other than as shall be obtained at or prior to the Closing.

            (b) The Tax-Exempt Trust, on behalf of the Tax-Exempt Fund, hereby represents and warrants to the California Tax-Free Fund as follows:


                  (i) The Tax-Exempt Trust is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;


                  (ii) The Tax-Exempt Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Tax-Exempt Fund;

                  (iii) the execution and delivery of this Agreement on behalf of the Tax-Exempt Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Tax-Exempt Trust or the shareholders of the Tax-Exempt Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

                  (iv) this Agreement has been duly executed by the Tax-Exempt Trust on behalf of the Tax-Exempt Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

                 (v) neither the execution and delivery of this Agreement by the Tax-Exempt Trust on behalf of the Tax-Exempt Fund, nor the consummation by the Tax-Exempt Trust on behalf of the Tax-Exempt Fund of the transaction contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Master Trust Agreement or By-Laws of the Tax-Exempt Trust, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Tax-Exempt Trust is a party or by which the Tax-Exempt Trust or any of its assets is subject or bound; and

                  (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Tax-Exempt Trust on behalf of the Tax-Exempt Fund or the consummation of any transactions contemplated hereby by the Tax-Exempt Trust, other than as shall be obtained at or prior to the Closing.


      4. Conditions Precedent. The obligations of the Tax-Exempt Trust on behalf of the California Tax-Free Fund and the Tax-Exempt Trust on behalf of the Tax-Exempt Fund to effectuate the plan of reorganization and liquidation hereunder shall be subject to the satisfaction of the following conditions:

            (a) At or immediately prior to the Closing, the Tax-Exempt Trust shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the California Tax-Free Fund all of such Fund's investment company taxable income for taxable years ending at or prior to the Closing (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

            (b) A registration statement of the Tax-Exempt Fund on Form N-14 under the Securities Act of 1933, as amended (the "Securities Act"), registering the New Shares under the Securities Act, and such amendment or amendments thereto as are determined by the Board of Trustees of the Tax-Exempt Trust to be necessary and appropriate to effect such registration of the New Shares (the "Registration Statement"), shall have been filed with the Commission and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of such Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

            (c) The New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

            (d) All representations and warranties of the Tax-Exempt Trust on behalf of the California Tax-Free Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Tax-Exempt Trust on behalf of the Tax-Exempt Fund shall have received a certificate of an officer of the Tax-Exempt Trust acting on behalf of the California Tax-Free Fund to that effect in form and substance reasonably satisfactory to the Tax-Exempt Trust on behalf of the Tax-Exempt Fund;

            (e) All representations and warranties of the Tax-Exempt Trust on behalf of the Tax-Exempt Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Tax-Exempt Trust on behalf of the California Tax-Free Fund shall have received a certificate of an officer of the Tax-Exempt Trust acting on behalf of the Tax-Exempt Fund to that effect in form and substance reasonably satisfactory to the Tax-Exempt Trust on behalf of the California Tax-Free Fund;

            (f) The Tax-Exempt Trust on behalf of the California Tax-Free Fund and the Tax-Exempt Trust on behalf of the Tax-Exempt Fund shall have received an opinion from Goodwin, Procter & Hoar regarding tax matters in connection with the Reorganization;

            (g) The Tax-Exempt Trust on behalf of the Tax-Exempt Fund shall have received an agreed upon procedures report, in accordance with established accounting standards for such reports, of Price Waterhouse LLP, auditors for the Tax-Exempt Trust, as to the unaudited statement of assets and liabilities described in Section 1 of this Agreement; and

            (h) A vote approving this Agreement and the Reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding voting Class A, Class B, Class C and Class D shares of beneficial interest of the California Tax-Free Fund (within the meaning of the 1940 Act), voting together as a single class, entitled to vote at the special meeting of shareholders of the California Tax-Free Fund duly called for such purpose.

            (i) The Funds shall have received from the Commission an order approving the Funds' application pursuant to Section 17(b) of the 1940 Act for an order exempting the Reorganization from Section 17(a) of the 1940 Act and pursuant to Rule 17d-1 under the 1940 Act for an order exempting the Reorganization from Section 17(d) of the1940 Act and Rule 17d-1 thereunder.

      5. Closing. The Closing shall be held at the offices of the Tax-Exempt Trust and shall occur (a) immediately prior to the opening of business on the first Monday following receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the California Tax-Free Fund at which this Agreement is considered or (b) such later time as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously unless otherwise provided. At, or as soon as may be practicable following the Closing, the Tax-Exempt Fund shall distribute the New Shares to the California Tax-Free Fund Record Holders (as herein defined) by instructing the Tax-Exempt Fund to register the appropriate number of New Shares in the names of the California Tax-Free Fund's shareholders and the Tax-Exempt Fund agrees promptly to comply with said instruction. The shareholders of record of the California Tax-Free Fund as of the close of business on the Valuation Date shall be certified by the Tax-Exempt Trust's transfer agent (the "California Tax-Free Fund Record Holders").



      6. Expenses. The expenses incurred in connection with the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated, will be apportioned between State Street Research Investment Services, Inc. (the "Distributor"), the distributor for each of the Funds, and the Funds in a fair and equitable manner. Expenses will be allocated to the Tax-Exempt Fund and the California Tax-Free Fund in an appropriate manner on the basis of identifiable direct costs or otherwise on the basis of relative net assets and the Distributor will assume one-half of each Fund's expenses. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement;
(ii) expenses associated with the preparation and filing of the registration statement on Form N-14 contemplated hereby; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary to qualify the New Shares under applicable blue sky laws; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation costs of the transaction.


      7. Termination. This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Tax-Exempt Trust, at any time prior to the Closing, if circumstances should develop that, in the opinion of the Board of Trustees, in its sole discretion, make proceeding with this Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the California Tax-Free Fund or the Tax-Exempt Fund, or their respective trustees or officers, to the other party or its trustees or officers.

      8. Amendments. This Agreement may be amended, waived or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Tax-Exempt Trust acting on behalf of the California Tax-Free Fund and by the authorized officers of the Tax-Exempt Trust acting on behalf of the Tax-Exempt Fund; provided, however, that following the meeting of the California Tax-Free Fund shareholders called by the Tax-Exempt Trust pursuant to Section 4(h) of this Agreement, no such amendment, waiver or supplement may have the effect of changing the provisions for determining the number of Tax-Exempt Fund Shares to be issued to the California Tax-Free Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.


      9. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts, except as to matters of conflicts of laws.


     10. Further Assurances. The Tax-Exempt Trust shall take such further action, prior to, at, and after the Closing, as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

     11. Limitations of Liability. The term "Tax-Exempt Trust" means and refers to the trustees from time to time serving under the Master Trust Agreement of the Tax-Exempt Trust, as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Tax-Exempt Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Tax-Exempt Trust, personally, but bind only the assets and property of the California Tax-Free Fund series of the Tax-Exempt Trust and the Tax-Exempt Fund series of the Tax-Exempt Trust, as the case may be, as provided in the Master Trust Agreement of the Tax-Exempt Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Tax-Exempt Trust and signed by an authorized officer of the Tax-Exempt Trust, acting as such, and neither such authorization nor such execution and delivery shall be deemed to have been made individually or to impose any personal liability, but shall bind only the trust property of the Tax-Exempt Trust as provided in its Master Trust Agreement. The Master Trust Agreement of the Tax-Exempt Trust provides, and it is expressly agreed, that each Sub-Trust of the Tax-Exempt Trust shall be charged with the liabilities in respect of that Sub-Trust and all expenses, costs, charges or reserves belonging to that Sub-Trust.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above by their duly authorized representatives.

                                    STATE STREET RESEARCH TAX-EXEMPT TRUST, on behalf of its State Street Research California Tax-Free Fund series
Attest:




                                    By:
/s/ Francis J. McNamara, III              /s/ Gerard P. Maus
----------------------------              ----------------------------
Francis J. McNamara, III                  Gerard P. Maus
Secretary                                 Treasurer


ATTEST: STATE STREET RESEARCH TAX-EXEMPT TRUST, on behalf of its State Street Research Tax-Exempt Fund series



                                    By:
/s/ Francis J. McNamara, III              /s/ Ralph F. Verni
----------------------------              ------------------------------
Francis J. McNamara, III                  Ralph F. Verni
Secretary                                 Chairman of the Board,
                                          President and Chief
                                          Executive Officer

                       JOINT PROXY STATEMENT/PROSPECTUS

                 Concerning the Acquisition of the Assets of

                 STATE STREET RESEARCH FLORIDA TAX-FREE FUND


                       By and in Exchange for Shares of

                    STATE STREET RESEARCH TAX-EXEMPT FUND

                                each a series of
                     State Street Research Tax-Exempt Trust
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 562-0032



      This Joint Proxy Statement/Prospectus relates to the proposed transfer of the assets and liabilities of the State Street Research Florida Tax-Free Fund (the "Florida Tax-Free Fund"), a series of the State Street Research Tax-Exempt Trust (the "Trust"), a Massachusetts business trust, to the State Street Research Tax-Exempt Fund (the "Tax-Exempt Fund"), another series of the Trust, in exchange for Class A, Class B, Class C and Class D shares of beneficial interest, $.001 par value per share, of the Tax-Exempt Fund ("Tax-Exempt Fund Shares"). Following such transfer, Tax-Exempt Fund Shares will be distributed to shareholders of the Florida Tax-Free Fund in liquidation of the Florida Tax-Free Fund, and the Florida Tax-Free Fund will be dissolved. As a result of the proposed transaction, each shareholder will receive in exchange for his or her shares of the Florida Tax-Free Fund shares of the corresponding class of the Tax-Exempt Fund with an aggregate value equal to the value of such shareholder's shares of the Florida Tax-Free Fund, calculated as of the close of business on the business day immediately prior to the exchange.


      This Joint Proxy Statement/Prospectus is furnished to the shareholders of the Florida Tax-Free Fund in connection with the solicitation of proxies by and on behalf of the Trust's Board of Trustees to be used at a Special Meeting of Shareholders of the Florida Tax-Free Fund to be held at the offices of the Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 3:00 p.m. local time on [________], 1995 and at any adjournments thereof (the "Meeting"). This document also serves as a Prospectus of the Tax-Exempt Fund and covers the proposed issuance of Tax-Exempt Fund Shares. The Florida Tax-Free Fund and the Tax-Exempt Fund may hereinafter be referred to collectively as the "Funds" and individually as a "Fund." The Board of Trustees of the Trust may hereinafter be referred to as the "Board of Trustees."

      The investment objective of the Tax-Exempt Fund, a diversified series of the Trust, an open-end management investment company, is to seek a high level of interest income exempt from federal income taxes. In seeking to achieve its investment objective, the Tax-Exempt Fund invests primarily in tax-exempt debt obligations which the investment manager of the Fund believes will not involve undue risk.

      This Joint Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information that a shareholder of the Tax-Exempt Fund and the Florida Tax-Free Fund should know before investing. This Joint Proxy Statement/Prospectus is accompanied by the Prospectus of the Tax-Exempt Fund dated May 1, 1995, which is incorporated by reference herein. The Prospectus of the Florida Tax-Free Fund dated May 1, 1995 is incorporated by reference herein. A Statement of Additional Information dated [_________], 1995 containing additional information relevant to the proposed transaction has been filed with the Securities and Exchange Commission and is incorporated by reference into this Joint Proxy Statement/Prospectus. A copy of such Statement and a copy of the Prospectus of the Florida Tax-Free Fund may be obtained without charge by writing to the Tax-Exempt Fund, One Financial Center, Boston, Massachusetts 02111, or by calling toll-free (800) 562-0032.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


________ __, 1995
Date of Joint Proxy Statement/Prospectus

                              TABLE OF CONTENTS

                                                                            Page

SUMMARY ...................................................................    4

RISK FACTORS ..............................................................   10

REASONS FOR THE REORGANIZATION ............................................   11

INFORMATION ABOUT THE REORGANIZATION ......................................   12

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES ..........................   16

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS ......................   20


COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES ...........................   22

FISCAL YEAR ...............................................................   22

PERFORMANCE ...............................................................   22

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS .............................   23

MANAGEMENT ................................................................   24

ADDITIONAL INFORMATION ABOUT THE FUNDS ....................................   25

VOTING INFORMATION ........................................................   26

DISSENTERS' RIGHTS ........................................................   27

EXPERTS ...................................................................   28

OTHER MATTERS .............................................................   28

NO ANNUAL MEETING OF SHAREHOLDERS .........................................   28


Exhibit A: Agreement and Plan of Reorganization and Liquidation ...........  A-1

                                   SUMMARY

      The following is a summary of certain information contained in or incorporated by reference in this Joint Proxy Statement/Prospectus. This summary is not intended to be a complete statement of all material features of the proposed Reorganization (as hereinafter defined) and is qualified in its entirety by reference to the full text of this Joint Proxy Statement/Prospectus and the documents referred to herein.


      Proposed Transaction. The Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization and Liquidation (the "Plan of Reorganization") providing for the transfer of all of the assets of the Florida Tax-Free Fund to the Tax-Exempt Fund (subject to the assumption by the Tax-Exempt Fund of all of the liabilities of the Florida Tax-Free Fund including those reflected on a statement of assets and liabilities of that Fund as of the close of business on the Valuation Date, as hereinafter defined) in exchange for Tax-Exempt Fund Shares at a closing to be held following the satisfaction of the conditions to the Reorganization (the "Closing"). The aggregate net asset value of full and fractional Tax-Exempt Fund Shares to be issued to shareholders of the Florida Tax-Free Fund will equal the value of the aggregate net assets of the Florida Tax-Free Fund as of the close of business on the business day immediately prior to the Closing (the "Valuation Date"). The number of Class A, Class B, Class C and Class D shares (which may hereinafter be referred to collectively as the "shares" or individually as a "share") to be issued to the Florida Tax-Free Fund will be determined by dividing (a) the aggregate net assets attributable to each class of shares of the Florida Tax-Free Fund by (b) the net asset value per Class A, Class B, Class C and Class D share, respectively, of the Tax-Exempt Fund, each computed as of the close of business on the Valuation Date. Tax-Exempt Fund Shares will be distributed to shareholders of the Florida Tax-Free Fund in liquidation of the Florida Tax-Free Fund, and the Florida Tax-Free Fund will be dissolved. The proposed transaction described above is referred to in this Joint Proxy Statement/Prospectus as the "Reorganization."

      As a result of the Reorganization, each shareholder will receive, in exchange for his or her shares of the Florida Tax-Free Fund, shares of the corresponding class of the Tax-Exempt Fund with an aggregate value equal to the value of such shareholder's shares of the Florida Tax-Free Fund, calculated as of the close of business on the Valuation Date. For example, Class A shareholders of the Florida Tax-Free Fund would receive Class A shares of the Tax-Exempt Fund.

      At or prior to the Closing, the Florida Tax-Free Fund shall declare a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Florida Tax-Free Fund's shareholders all of the Florida Tax-Free Fund's investment company income for all taxable years ending at or prior to the Closing (computed without regard to any deduction for dividends paid) and all of its net capital gains realized (after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the Closing. The Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), have determined that the interests of existing shareholders of the Florida Tax-Free Fund and the Tax-Exempt Fund, respectively, will not be diluted as a result of the transactions contemplated by the Reorganization and that the Reorganization would be in the best interests of the shareholders of the Florida Tax-Free Fund and the Tax-Exempt Fund, respectively. See "Information About the Reorganization."


      The Trustees of the Trust recommend that the shareholders of the Florida Tax-Free Fund vote FOR approval of the Plan of Reorganization.


      Approval of the Plan of Reorganization by the shareholders of the Florida Tax-Free Fund is a condition of the consummation of the Reorganization. The affirmative vote of the holders of a majority of the outstanding voting shares of such Fund (within the meaning of the 1940 Act), voting together as a single class, is required to approve the Plan of Reorganization on behalf of such Fund. A "majority" vote is defined in the 1940 Act as the vote of the holders of the lesser of (a) 67% or more of the voting shares of the Fund, voting together as a single class, present at the Meeting, if the holders of more than 50% of the outstanding voting shares are present or represented by proxy, or (b) more than 50% of the outstanding voting shares of the Fund, voting together as a single class. See "Voting Information."


      Tax Consequences. Counsel to the Funds, Goodwin, Procter & Hoar, has opined that, subject to customary assumptions and representations, upon consummation of the Reorganization and the transfer of substantially all of the assets of the Florida Tax-Free Fund to the Tax-Exempt Fund: (i) the transfer of all the assets of the Florida Tax-Free Fund for Tax-Exempt Fund Shares and the assumption by the Tax-Exempt Fund of all liabilities of the Florida Tax-Free Fund will constitute a "reorganization" for federal income tax purposes, and the Florida Tax-Free Fund and the Tax-Exempt Fund will each be a "party to a reorganization" for federal income tax purposes; (ii) no gain or loss will be recognized by the Tax-Exempt Fund or the Florida Tax-Free Fund upon the transfer of the Florida Tax-Free Fund assets to the Tax-Exempt Fund in exchange for Tax-Exempt Fund Shares; (iii) no gain or loss will be recognized by shareholders of the Florida Tax-Free Fund upon the exchange of shares of the Florida Tax-Free Fund for Tax-Exempt Fund Shares; (iv) the basis of Tax-Exempt Fund Shares received by each Florida Tax-Free Fund shareholder pursuant to the Reorganization will be the same as the basis of the Florida Tax-Free Fund shares exchanged therefor; and (v) the basis of the Florida Tax-Free Fund assets in the hands of the Tax-Exempt Fund will be the same as the basis of such assets in the hands of the Florida Tax-Free Fund immediately prior to the Reorganization. The receipt of such an opinion upon the Closing is a condition to the Reorganization. See "Information About the Reorganization."

      Investment Objectives and Policies. Unlike the Florida Tax-Free Fund, the Tax-Exempt Fund does not seek to be predominantly invested in assets which are exempt from Florida State taxes on intangible personal property. In other respects, however, the investment objectives, policies and restrictions of the Funds are substantially similar. To the extent that there are other differences in the policies and restrictions of the Funds, shareholders should consider such differences. These differences are discussed below under "Comparison of Investment Objectives and Policies."

      The investment objective of the Florida Tax-Free Fund is to seek a high level of interest income exempt from federal income taxes. Also, the Florida Tax-Free Fund invests in assets which are expected to be exempt from Florida State taxes on intangible personal property. The Fund invests primarily in investment grade securities issued by or on behalf of the State of Florida or its political subdivisions and by other governmental entities. The Florida Tax-Free Fund may invest up to 25% of it's assets in securities rated BB to CC by Standard & Poor's Corporation ("S&P") or Ba to Ca by Moody's Investors Service, Inc. ("Moody's") or unrated securities that the Investment Manager (as hereinafter defined) believes to be of equivalent investment quality to comparably rated securities. During the current year, the Investment Manager (as hereinafter defined) does not anticipate that the Fund will invest more than 5% of its net assets in securities rated BB or lower by S&P or Ba or lower by Moody's or in unrated securities of similar investment quality.

      The investment objective of the Tax-Exempt Fund is to seek a high level of interest income exempt from federal income taxes. The Fund invests primarily in investment grade tax-exempt debt obligations. The Tax-Exempt Fund may invest up to 20% of the Fund's assets in securities rated below BBB by S&P or Baa by Moody's, including securities rated as low as D by S&P or C by Moody's, or unrated securities that the Investment Manager (as hereinafter defined) believes to be of equivalent investment quality to comparably rated securities.


      Management and Other Service Providers. The business affairs of the Trust are managed by its Board of Trustees. For each of the Funds, State Street Research & Management Company (the "Investment Manager") serves as investment adviser, State Street Research Investment Services, Inc. serves as distributor (the "Distributor") and State Street Bank and Trust Company serves as custodian and as transfer agent and dividend paying agent ("SSBT").


      The Investment Manager and the Distributor are indirect wholly-owned subsidiaries of Metropolitan Life Insurance Company ("Metropolitan Life"). SSBT is not affiliated with the Investment Manager, the Distributor, Metropolitan Life, the Trust or the Funds. See "Management."

      Advisory Fees and Expenses. The following tables summarize the shareholder transaction expenses applicable to each Fund and the annual operating expenses for the Funds on an individual basis and for the Tax-Exempt Fund on a pro forma basis after giving effect to the Reorganization. This table is followed by an example illustrating the effect of these expenses on a $1,000 investment in each Fund.

Shareholder Transaction Expenses Applicable to Tax-Exempt Fund and Florida Tax-Free Fund

                                                      Class A Class B  Class C  Class D
Shareholder Transaction Expenses (1)
   Maximum Sales Charge Imposed on Purchases
      (as a percentage of offering price)......           4.5%   None     None     None
   Maximum Sales Charge Imposed on Reinvested
      Dividends (as a percentage of offering price)      None    None     None     None
   Maximum Deferred Sales Charge (as a percentage
      of original purchase price or redemption
      proceeds, as applicable)................           None(2)    5%    None       1%
   Redemption Fees (as a percentage of amount
      redeemed, if applicable).................          None    None     None     None
   Exchange Fees...............................          None    None     None     None

--------------------
(1)Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter, and no contingent deferred sales charge is imposed after the fifth year. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in a class of shares with a distribution fee may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules.

(2)Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption.

Table of Expenses of Tax-Exempt Fund (individually and on a pro forma basis) and Florida Tax-Free Fund

                                               Tax-Exempt Fund                                     Florida Tax-Free Fund (1)
                                       Class A    Class B     Class C     Class D     Class A     Class B      Class C     Class D
Annual Fund Operating Expenses (as a
   percentage of average net assets)
      Management Fees............       0.55%      0.55%       0.55%       0.55%       0.55%       0.55%        0.55%     0.55%
      12b-1 Fees.................       0.25%      1.00%        None       1.00%       0.25%       1.00%        None      1.00%
      Other Expenses.............       0.36%      0.36%       0.36%       0.36%       1.52%       1.52%        1.52%     1.52%
       Less Voluntary Reduction            -          -           -           -       (1.82%)     (1.82%)      (1.82%)   (1.82%)
                                        ----       ----        ----        ----        ----        ----         ----      ----
       Total Fund Operating Expenses    1.16%      1.91%       0.91%       1.91%       0.50%       1.25%        0.25%     1.25%
                                        ====       ====        ====        ====        ====        ====         ====      ====

                                                 Pro Forma Tax-Exempt Fund (2)


                                       Class A    Class B     Class C     Class D
Annual Fund Operating Expenses (as a
   percentage of average net assets)
      Management Fees...........        0.55%      0.55%       0.55%       0.55%
      12b-1 Fees................        0.25%      1.00%       None        1.00%
      Other Expenses............        0.36%      0.36%       0.36%       0.36%
         Less Voluntary Reduction          -          -           -           -
                                        -----      ----        ----        ----
         Total Fund Operating Expenses  1.16%      1.91%       0.91%       1.91%
                                        =====      ====        ====        ====


---------------------

(1) For the fiscal year ended December 31, 1994, Total Fund Operating Expenses of the Florida Tax-Free Fund with respect to the average net assets of Class A, Class B, Class C and Class D shares, respectively, would have been 2.32%, 3.05%, 2.11% and 3.09% in the absence of the voluntary assumption of fees or expenses by the Distributor and its affiliates. Such assumption of fees or expenses, as a percentage of average net assets, amounted to 1.82%, 1.80%, 1.86% and 1.84% of the Class A, Class B, Class C and Class D shares of the Fund, respectively. The amount of fees or expenses assumed during the fiscal year ended December 31, 1994 differed among classes because of fluctuations during the year in relative levels of assets in each class and in expenses before reimbursement.

(2) Reflects the effect of proposed similar reorganizations of two other state-specific tax-free mutual funds into the Tax-Exempt Fund to occur at about the same time as the proposed reorganization described herein.

Example:

You would pay the following expenses on a $1,000 investment including, for Class A shares, the maximum initial sales charge and assuming (1) 5% annual return and
(2) redemption of the entire investment at the end of each time period:

                                           Tax-Exempt Fund                      Florida Tax-Free Fund
                                   1 Year   3 Years   5 Years  10 Years   1 Year  3 Years  5 Years   10 Years
-------                            ------   -------   -------  --------   ------  -------  -------   --------
Class A shares.................      $56      $80       $106    $180        $50     $60     $72        $105
Class B shares(1)..............      $69      $90       $123    $204        $63     $70     $89        $130
Class C shares.................      $ 9      $29       $ 50    $112        $ 3      $8     $14         $32
Class D shares.................      $29      $60       $103    $223        $23     $40     $69        $151


Pro Forma Tax-Exempt Fund

                                   1 Year   3 Years    5 Years    10 Years
                                   ------   -------    -------    --------


Class A shares................       $56     $80         $106      $180
Class B shares(1).............       $69     $90         $123      $204
Class C shares................       $ 9     $29         $ 50      $112
Class D shares................       $29     $60         $103      $223

You would pay the following expenses on the same investment, assuming no redemption:
                                          Tax-Exempt Fund                         Florida Tax-Free Fund
                                1 Year    3 Years     5 Years    10 Years    1 Year  3 Years   5 Years   10 Years
------                          -------   -------     -------    --------    ------  -------   -------   --------
Class B (1)................      $19        $60        $103        $204        $13     $40       $69       $130
Class D  ..................      $19        $60        $103        $223        $13     $40       $69       $151

                                         Pro Forma Tax-Exempt Fund

                                1 Year       3 Years         5 Years    10 Years
                                ------       -------         -------    --------
Class B (1)................      $19          $60              $103      $204
Class D  ..................      $19          $60              $103      $223

--------------------

(1) Ten-year figures assume conversion of Class B shares to Class A shares at the end of eight years.

The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.

      Multiple Class Structure; Distribution Arrangements. Each Fund has outstanding and offers four classes of shares, which may be purchased through securities dealers which have entered into sales agreements with the Distributor at the next determined net asset value per share plus, in the case of all classes except the Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or
(ii) on a deferred basis (the Class B and Class D shares). In the proposed Reorganization, shareholders of the Florida Tax-Free Fund will receive the corresponding class of shares of the Tax-Exempt Fund which they currently hold in the Florida Tax-Free Fund. The Class A, Class B, Class C and Class D shares of the Tax-Exempt Fund have identical arrangements with respect to the imposition of initial and contingent deferred sales charges and distribution and service fees as the comparable class of shares of the Florida Tax-Free Fund. Because the Reorganization will be effected at net asset value without the imposition of a sales charge, Tax-Exempt Fund Shares acquired by shareholders of the Florida Tax-Free Fund pursuant to the proposed Reorganization would not be subject to any initial sales charge or contingent deferred sales charge as a result of the Reorganization. However, holders of the Tax-Exempt Fund Shares acquired as a result of the Reorganization would continue to be subject to a contingent deferred sales charge upon subsequent redemption to the same extent as if they had continued to hold their shares of the Florida Tax-Free Fund. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class D shares of the Tax-Exempt Fund, the holding period of the redeemed shares is "tacked" to the holding period of the Florida Tax-Free Fund. See "Comparative Information on Distribution Arrangements."

      Dividends. The Funds have identical policies with regard to dividends and distributions. Each Fund's policy is to declare a dividend each day in an amount based on monthly projections of its future net investment income and will pay such dividends monthly. Consequently, the amount of each daily dividend may differ from actual net investment income as determined under generally accepted accounting principles. Each daily dividend is payable to shareholders of record at the time of its declaration (for this purpose, including only holders of shares purchased for which payment has been received by the transfer agent and excluding holders of shares redeemed on that day). After the closing of the Reorganization, Florida Tax-Free Fund shareholders who currently have dividends reinvested will continue to have dividends reinvested in the Tax-Exempt Fund and those who currently have capital gains reinvested will continue to have capital gains reinvested in the Tax-Exempt Fund. The number of shares received in connection with any such reinvestment will be based upon the net asset value per share of the applicable class of shares of the Tax-Exempt Fund in effect on the record date. See "Comparative Information on Shareholder Services."

      Exchange Rights. Each Fund currently has identical exchange privileges. Shareholders of the Florida Tax-Free Fund may exchange their shares for shares of a corresponding class of shares, when available, of certain funds as determined by the Distributor, at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other such fund may similarly exchange their shares for shares of an available corresponding class of the Florida Tax-Free Fund. See "Comparative Information on Shareholder Services."

      Redemption Procedures. Each Fund offers the same redemption features, including the acceptance of redemption requests by mail, telephone and wire, provided that applicable conditions are met. Any request to redeem shares of the Florida Tax-Free Fund received and processed prior to the Reorganization will be treated as a redemption of shares of the Florida Tax-Free Fund. Any request to redeem shares received or processed after the Reorganization will be treated as a request to redeem shares of the Tax-Exempt Fund. See "Comparative Information on Shareholder Services."

      Minimum Account Size. Each Fund reserves the right to redeem an account if the aggregate value of the shares in such account is less than $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Currently, the maintenance fee is $18 annually. The Tax-Exempt Fund shareholder accounts established pursuant to the Reorganization with a value of less than $1,500 will therefore be subject to redemption upon 60 days' prior notice or the annual maintenance fee. During such 60-day period, a shareholder will have the option of avoiding such redemption or maintenance fee by increasing the value of the account to $1,500 or more.

      Certain Affiliations. To the extent that the Investment Manager and its affiliates may own 5% or more of the Florida Tax-Free Fund, such Fund may be deemed to be an "affiliated person," as defined in the 1940 Act, of the Investment Manager or its affiliates. See "Information About the
Reorganization."


                                  RISK FACTORS



      The investment risks of both Funds are generally similar because of the similarities of investment objectives and policies of the Funds. However, the Florida Tax-Free Fund's ability to achieve its investment objective depends on the ability of the issuers of Florida municipal obligations to meet their continuing obligations for the payment of principal and interest, whereas the Tax-Exempt Fund is subject to an investment restriction that prohibits more than 25% of the assets of the Fund from being invested in securities of issuers conducting their principal activities in the same state. See "Comparison of Investment Objectives and Policies." Such risks are more fully discussed under the caption "The Fund's Investments" in the Prospectus of the Tax-Exempt Fund enclosed with this Joint Proxy Statement/Prospectus and under the caption "The Funds' Investments" in the Prospectus of the Florida Tax-Free Fund (available upon request).


      The Tax-Exempt Fund invests primarily in notes and bonds issued by or on behalf of state and local governmental units. The Florida Tax-Free Fund invests primarily in obligations issued by or on behalf of the State of Florida, its political subdivisions, municipalities and public authorities and by other governmental entities. In the case of each Fund, the value of such investments will generally fluctuate inversely with changes in prevailing interest rates. When interest rates increase, the value of debt securities and shares of a Fund can be expected to decline.

      There are risks in any investment program, and there is no assurance that either Fund will achieve its investment objective. Tax-exempt bonds are subject to relative degrees of credit risk and market volatility. Credit risk relates to the issuer's (and any guarantor's) ability to make timely payments of principal and interest. Market volatility relates to the changes in market price that occur as a result of variations in the level of prevailing interest rates and yield relationships between sectors in the tax-exempt bond market and other market factors.

                         REASONS FOR THE REORGANIZATION


      In reaching the decision to recommend that the shareholders of the Florida Tax-Free Fund vote to approve the Reorganization, the Board of Trustees, including the Trustees who are not interested persons of the Trust, concluded that the Reorganization would be in the best interests of the respective Funds and that the interests of existing shareholders of the respective Funds will not be diluted as a consequence thereof. In making this determination, the Trustees considered a number of factors, including the smaller size and higher gross expenses of the Florida Tax-Free Fund compared to the Tax-Exempt Fund and the efficiencies resulting from combining the operations of two separate funds with the same investment manager, the same multiple class structure, the same sales load structure and similar investment objectives and policies.

      As reflected in the capitalization table in "Information About the Reorganization--Capitalization" set forth below, the Florida Tax-Free Fund is small in size. As a result, its gross expenses are relatively high and have been subsidized by the Distributor since inception; see "Table of Expenses of Tax-Exempt Fund (individually and on a pro forma basis) and Florida Tax-Free Fund" set forth in the "Summary" above. The Distributor reserves the right to discontinue at any time its voluntary subsidization of expenses of the Florida Tax-Free Fund; consequently, such Fund's expenses could increase in the future. On the other hand, the Tax-Exempt Fund has substantially more assets and a lower, unsubsidized expense ratio. By combining the assets of the two Funds, each Fund could, over time, possibly benefit from certain economies of scale. In particular, greater portfolio diversification and more efficient portfolio management could result from a larger asset base. Greater diversification is expected to be beneficial to shareholders because it may reduce the negative effect which the adverse performance of any one portfolio security may have on the performance of the portfolio as a whole. Because each Fund has the same investment adviser, custodian and distributor, combining the Funds could, over time, produce administrative economies of scale, resulting in net benefits to the Funds' shareholders. The Trustees considered, among other things, the benefit to the Funds of elimination of duplication of services such as producing separate prospectuses and shareholder reports.


      The above-cited benefits offset, in whole or in part, the loss to the shareholders of the Florida Tax-Free Fund of having a fund more devoted to investments which is tax-exempt for both federal income and Florida intangible personal property tax purposes, as compared to the Tax-Exempt Fund which focuses primarily on securities exempt from federal income taxes. Assets of the Tax-Exempt Fund will be subject to more Florida State intangible personal property tax than the assets of the Florida Tax-Free Fund.



      The Board of Trustees of the Trust believes that the proposed Reorganization is in the best interests of the shareholders of the Florida Tax-Free Fund and recommend that shareholders of the Florida Tax-Free Fund vote FOR the Reorganization.

                      INFORMATION ABOUT THE REORGANIZATION



      At a meeting held on August 2, 1995, the Board of Trustees of the Trust approved the Plan of Reorganization substantially in the form set forth as Exhibit A to this Joint Proxy Statement/Prospectus.


      Plan of Reorganization. The Plan of Reorganization provides that, at the Closing, the Tax-Exempt Fund will acquire all of the assets of the Florida Tax-Free Fund (subject to the assumption by the Tax-Exempt Fund of all of the liabilities of the Florida Tax-Free Fund including all liabilities reflected on an unaudited statement of assets and liabilities) in exchange for Tax-Exempt Fund Shares. The aggregate net asset value of full and fractional Tax-Exempt Fund Shares to be issued to shareholders of the Florida Tax-Free Fund will equal the value of the aggregate net assets of the Florida Tax-Free Fund as of the close of business on the Valuation Date. The number of Class A, Class B, Class C and Class D shares to be issued to the Florida Tax-Free Fund will be determined by dividing (a) the aggregate net assets in each class of shares of the Florida Tax-Free Fund by (b) the net asset value per Class A, Class B, Class C and Class D share, respectively, of the Tax-Exempt Fund, each computed as of the close of business on the Valuation Date. Portfolio securities of the Florida Tax-Free Fund and the Tax-Exempt Fund will be valued in accordance with the valuation practices of the Tax-Exempt Fund which are described under the caption "Purchase of Shares" in the Tax-Exempt Fund Prospectus and which are substantially identical to those of the Florida Tax-Free Fund.

      The Tax-Exempt Fund will assume all liabilities, including all expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Florida Tax-Free Fund prepared as of the close of business on the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period. Such statement of assets and liabilities will reflect all liabilities known to the Florida Tax-Free Fund and the Tax-Exempt Fund as of the date thereof. At or prior to the Closing, the Florida Tax-Free Fund shall declare a dividend or dividends which, together with all prior such dividends, shall have the effect of distributing to the Florida Tax-Free Fund's shareholders all of the Florida Tax-Free Fund's investment company income for all taxable years ending at or prior to the Closing (computed without regard to any deduction for dividends paid) and all of its net capital gains realized (after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the Closing.

      At or as soon as practicable after the Closing, the Florida Tax-Free Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Valuation Date the full and fractional Tax-Exempt Fund Shares received by the Florida Tax-Free Fund. Such liquidation and distribution will be accomplished by the establishment of shareholder accounts on the share records of the Tax-Exempt Fund in the name of each such shareholder of the Florida Tax-Free Fund, representing the respective pro rata number of full and fractional Tax-Exempt Fund Shares due such shareholder. All of the Tax-Exempt Fund's future distributions attributable to the shares issued in the Reorganization will be paid to shareholders in cash or invested in additional shares of the Tax-Exempt Fund at the price in effect as described in the Tax-Exempt Fund's Prospectus on the respective payment dates in accordance with instructions previously given by the shareholder to the Florida Tax-Free Fund's transfer agent. As of the Closing, each outstanding certificate which, prior to the Closing, represented shares of the Florida Tax-Free Fund will be deemed for all purposes to evidence ownership of the number of Tax-Exempt Fund Shares issuable with respect thereto pursuant to the Reorganization. After the Closing, certificates originally representing shares of Class A or Class C of the Florida Tax-Free Fund will be rendered null and void and nonnegotiable; upon special request and surrender of such certificates to SSBT as transfer agent, holders of these nonnegotiable certificates shall be entitled to receive certificates representing the number of Tax-Exempt Fund Shares issuable with respect thereto. All Class B and Class D shares of record of the Tax-Exempt Fund are held in book entry form and no certificates for such shares will be issued.

      Notwithstanding approval by shareholders of the Florida Tax-Free Fund, the Plan of Reorganization may be terminated at any time prior to the consummation of the Reorganization without liability on the part of either party or its respective Trustees, officers or shareholders, by either party on written notice to the other party if circumstances should develop that, in the opinion of the Trust, make proceeding with the Reorganization inadvisable. The Plan of Reorganization may be amended, waived or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Trust; provided, however, that following the Meeting, no such amendment, waiver or supplement may have the effect of changing the provision for determining the number of Tax-Exempt Fund Shares to be issued to the Florida Tax-Free Fund shareholders to the detriment of such shareholders without their further approval. The expenses incurred in connection with entering into and carrying out the provisions of the Plan of Reorganization, whether or not the Reorganization is consummated, will be apportioned between Distributor and the Funds in a fair and equitable manner.


      Description of Tax-Exempt Fund Shares. Full and fractional shares of the Tax-Exempt Fund will be issued to the Florida Tax-Free Fund shareholders in accordance with the procedures under the Plan of Reorganization as described above. Each share will be fully paid and nonassessable by the Trust when issued and transferable without restrictions and will have no preemptive or cumulative voting rights and have only such conversion or exchange rights as the Board of Trustees of the Trust may grant in its discretion.

      Federal Income Tax Consequences. Counsel to the Funds, Goodwin, Procter & Hoar, has opined that, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes: (i) the transfer of all the assets of the Florida Tax-Free Fund in exchange for Tax-Exempt Fund Shares and the assumption by the Tax-Exempt Fund of all liabilities of the Florida Tax-Free Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and the Florida Tax-Free Fund and the Tax-Exempt Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Florida Tax-Free Fund or the Tax-Exempt Fund upon the transfer of the Florida Tax-Free Fund assets to the Tax-Exempt Fund in exchange for Tax-Exempt Fund Shares; (iii) no gain or loss will be recognized by shareholders of the Florida Tax-Free Fund upon the exchange of the Florida Tax-Free Fund shares for Tax-Exempt Fund Shares; (iv) the basis of Tax-Exempt Fund Shares received by each Florida Tax-Free Fund shareholder pursuant to the Reorganization will be the same as the basis of the Florida Tax-Free Fund shares exchanged therefor; (v) the basis of the Florida Tax-Free Fund assets in the hands of the Tax-Exempt Fund will be the same as the basis of such assets in the hands of the Florida Tax-Free Fund immediately prior to the Reorganization. The receipt of such an opinion upon the Closing is a condition to the consummation of the Reorganization. If the transfer of the assets of the Florida Tax-Free Fund in exchange for Tax-Exempt Fund Shares and the assumption by the Tax-Exempt Fund of the liabilities of the Florida Tax-Free Fund do not constitute a tax-free reorganization, each Florida Tax-Free Fund shareholder will recognize gain or loss equal to the difference between the value of Tax-Exempt Fund Shares such shareholder acquires and the tax basis of such shareholder's Florida Tax-Free Fund shares.

      Shareholders of the Funds should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of the Funds should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

      Capitalization. The following table sets forth the capitalization of the Florida Tax-Free Fund and the Tax-Exempt Fund as of June 30, 1995, and on a pro forma basis as of that date giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of 1.2021, 1.2029, 1.2057 and 1.2032 for Class A, Class B, Class C and Class D shares, respectively, of the Tax-Exempt Fund issued for each Class A, Class B, Class C and Class D share, respectively, of the Florida Tax-Free Fund.

                                                   Florida
                                   Tax-Exempt      Tax-Free     Combined After
                                      Fund           Fund     Reorganization (1)
                                   ---------       --------   -----------------

Net assets (in millions)......       $272.3          $11.2        $328.5


Net asset value per share
     Class A..................        $7.82          $9.40         $7.82
     Class B..................        $7.81          $9.39         $7.81
     Class C..................        $7.80          $9.40         $7.80
     Class D..................        $7.81          $9.40         $7.81


Shares outstanding
     Class A..................   29,860,742        353,718    32,233,417
     Class B..................    4,779,340        330,494     6,256,344
     Class C..................       46,835        368,120     3,031,409
     Class D..................      144,825        138,585       547,027


--------------


(1) Reflects the effect of proposed similar reorganizations of two other state-specific tax-free mutual funds into the Tax-Exempt Fund to occur at about the same time as the proposed reorganization described herein. The combined assets as of June 30, 1995 of all three funds to be reorganized into the Tax-Exempt Fund was $56.5 million.


     The table set forth above should not be relied on to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.



      The following table sets forth the number of outstanding shares of beneficial interest of each Fund as of June 30, 1995, and the approximate percentages of the outstanding shares of each Fund that were beneficially owned by the Investment Manager, the Distributor and Metropolitan Life, their indirect parent. As a result of such ownership, the consummation of the Reorganization is subject to the receipt of exemptive relief from the Securities and Exchange Commission from certain provisions of the 1940 Act. An application for an exemption has been filed that, if granted, would permit the Reorganization to be completed as described in this Joint Proxy Statement/Prospectus. There can be no assurance that the relief sought will be obtained, although the type of relief sought has been obtained by others in similar situations. The Board of Trustees of the Trust does not know of any other person who beneficially owned 5% or more of the total outstanding shares of either Fund as of June 30, 1995. In addition, as of such date, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each of the Florida Tax-Free Fund and the Tax-Exempt Fund. The Adviser and its affiliates have indicated to the Trust that with respect to their shares of the Florida Tax-Free Fund they intend to vote for and against the proposal in the same relative proportion as do the other shareholders of the Florida Tax-Free Fund who cast votes at the Meeting.

                             Outstanding Shares Owned    Outstanding Shares Owned  Outstanding Shares Owned
                             by Metropolitan Life           by the Distributor     by the Investment Manager
                             ------------------------    ------------------------  -------------------------
                       Total Shares   Number   % of Total      Number   % of Total    Number    % of Total
Name of Fund           Outstanding   of Shares  Outstanding   of Shares  Outstanding  of Shares  Outstanding
Florida Tax-Free Fund  1,190,917     524,869      44.1           --         --          4           0.0
Tax-Exempt Fund...    34,831,742      61,257       0.2         13,825       0.0         --          --


                  COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES


      Information about the investment objectives and policies of the Florida Tax-Free Fund and the Tax-Exempt Fund is summarized below. More complete information regarding the same is set forth in the Prospectus of the Tax-Exempt Fund dated May 1, 1995 which is incorporated by reference herein and enclosed herewith, the Prospectus of the Florida Tax-Free Fund dated May 1, 1995 which is incorporated by reference herein, and in the Statement of Additional Information which has been filed with the Securities and Exchange Commission in connection with the Reorganization. Shareholders should consult such Prospectuses and the Statement of Additional Information for a more thorough comparison.

      Investment Objectives. The investment objective of the Florida Tax-Free Fund is to seek a high level of interest income exempt from federal income taxes. Also the Fund invests in assets which are expected to be exempt from Florida State taxes on intangible personal property. The Fund invests primarily in investment grade securities issued by or on behalf of the State of Florida or its political subdivisions and by other governmental entities. The Florida Tax-Free Fund may invest up to 25% of the Fund's assets in securities rated BB to CC by S&P or Ba to Ca by Moody's or unrated securities that the Investment Manager believes to be of equivalent investment quality to comparably rated securities. During the current year, the Investment Manager (as hereinafter defined) does not anticipate that the Fund will invest more than 5% of its net assets in securities rated BB or lower by S&P or Ba or lower by Moody's or in unrated securities of similar investment quality.

      The investment objective of the Tax-Exempt Fund is to seek a high level of interest income exempt from federal income taxes. The Fund invests primarily in investment grade tax-exempt debt obligations. The Fund may invest up to 20% of the Fund's assets in securities rated below BBB by S&P or Baa by Moody's, including securities rated as low as D by S&P or C by Moody's, or unrated securities that the Investment Manager believes to be of equivalent investment quality to comparably rated securities.

      There are differences in the investment objectives and policies of the two Funds. Under normal circumstances, substantially all of the dividends paid by the Florida Tax-Free Fund is expected to be exempt from both Federal income taxes and substantially all its assets is expected to be exempt from Florida State taxes on intangible personal property; dividends paid by the Tax-Exempt Fund are generally exempt only from federal income taxes and its assets are not exempt from Florida State taxes on intangible property. The Florida Tax-Free Fund invests primarily in securities issued by or on behalf of the State of Florida or its political subdivisions. The Tax-Exempt Fund's investment objective, in contrast, does not obligate it to invest primarily in securities issued by or on behalf of the State of Florida or its political subdivisions; rather, it invests in securities issued by a variety of state and local governmental units. Both Funds, however, generally invest in debt securities with interest income exempt from federal income taxes, pursue substantially similar strategies of achieving their investment objective and are subject to similar investment restrictions.


      Investment Restrictions. While the investment restrictions of the Florida Tax-Free Fund are similar in certain respects to those of the Tax-Exempt Fund, there are subtle differences. Set forth below is a summary of the similarities of and differences between the existing investment restrictions of the Florida Tax-Free Fund and the investment restrictions of the Tax-Exempt Fund. The summary is qualified in its entirety by reference to and is made subject to the complete text of the investment restrictions of each Fund, which are set forth in the Statement of Additional Information. The investment objective of each Fund and certain of the investment restrictions of each Fund are deemed fundamental, which means that they may not be changed without the approval of a majority of such Fund's outstanding voting securities (as defined in the 1940
Act). Investment restrictions which are not deemed fundamental may be changed by a Fund's Trustees without shareholder approval.


1. The Tax-Exempt Fund has a fundamental investment restriction which prohibits the Fund from investing in a security if the transaction would result in more than five percent of the Fund's total assets being invested in any one issuer or if the transaction would result in the Fund's owning more than ten percent of the voting securities of any one issuer (except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government). The Florida Tax-Free Fund does not have such a restriction.

2. The Tax-Exempt Fund is subject to a fundamental restriction that prohibits the purchase of securities of issuers that have been in continuous operation for less than three years if such purchase would cause more than five percent of the total assets of the Fund to be invested in the securities of such issuers, unless such securities are rated BBB or higher by S&P or Ba or higher by Moody's. These restrictions do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government. The Florida Tax-Free Fund does not have such a restriction.

3. Both Funds are subject to a fundamental investment restriction which states that the Fund may not issue senior securities.

4. Both Funds have a fundamental investment restriction prohibiting underwriting or participating in the marketing of securities of other issuers. For each Fund, this restriction, however, provides an exception for such Fund if it were to purchase securities of other issuers for investment, either from the issuers, persons in a control relationship with the issuers or from underwriters of such securities. The applicable restriction on the Florida Tax-Free Fund provides an exception in circumstances where, in connection with the disposition of the Fund's securities, the Fund may be deemed an underwriter under certain federal securities laws.


5. Both Funds have a fundamental investment restriction prohibiting the purchase or sale of fee simple interests in real estate. The Florida Tax-Free Fund's restriction clarifies, however, that such Fund may purchase and sell other interests in real estate including securities which are secured by real estate or securities of companies which own or invest or deal in real estate.

6. The Tax-Exempt Fund has a fundamental investment restriction prohibiting the Fund from investing in commodities or commodity contracts, except that the Fund may invest in financial futures contracts and options on futures contracts. The Florida Tax-Free Fund is subject to a fundamental investment restriction prohibiting it from investing in commodities or commodity contracts in excess of ten percent of the Fund's total assets (except for investments in futures contracts and options on futures contracts on securities or securities indices).

7. The Tax-Exempt Fund has a fundamental investment restriction prohibiting the Fund from conducting arbitrage transactions (subject to certain exceptions such as that the Fund may invest in futures and options for hedging purposes). The Florida Tax-Free Fund has a nonfundamental investment restriction against engaging in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures on securities, securities indices and currencies.

8. Both Funds are subject to substantially similar fundamental investment restrictions which prohibit the lending of assets of the Funds, subject to exceptions for the purchase of bonds, debentures, notes and similar obligations (including repurchase agreements) in accordance with each Fund's investment policies and objectives. In addition, the Florida Tax-Free Fund may lend portfolio securities without violating this restriction.

9. The Tax-Exempt Fund has a fundamental investment restriction regarding illiquid securities which states that the Fund may not invest more than ten percent of its total assets in illiquid securities, including securities restricted as to resale and repurchase agreements extending for more than seven days and other securities which are not readily marketable. A current nonfundamental investment restriction of the Florida Tax-Free Fund prohibits the purchase of any securities or the entering into of a repurchase agreement if as a result more than 15% of the Fund's total assets would be invested in securities that are not readily marketable and repurchase agreements not entitling the holder to payment of principal and interest within seven days.

10. The Tax-Exempt Fund has a fundamental investment restriction and the Florida Tax-Free Fund has a non-fundamental investment restriction prohibiting them from investing in interests in oil, gas or other mineral exploration or development programs, subject to certain exceptions. The Tax-Exempt Fund may invest in securities which are based, directly or indirectly, on the credit of companies which invest in or sponsor such exploration programs. The Florida Tax-Free Fund, on the other hand, may invest in securities issued by companies which invest in or sponsor such exploration programs and in securities indexed to the price of oil, gas or other minerals.

11. The Florida Tax-Free Fund is subject to a fundamental investment restriction which prohibits the Fund from making an investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities issued in connection with the financing of projects with similar characteristics. The Tax-Exempt Fund does not have such a restriction.


12. The Tax-Exempt Fund is subject to a fundamental investment restriction which prohibits the Fund from making an investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers conducting their principal activities in the same state. This restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government. The Florida Tax-Free Fund does not have such a restriction.



13. The Tax-Exempt Fund is subject to a fundamental investment restriction that prohibits the borrowing of money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, and then not in an amount in excess of ten percent of the value of its total assets, provided that reverse repurchase agreements shall not exceed five percent of its total assets and that additional investments will be suspended during any period when borrowing exceeds five percent of total assets. The Florida Tax-Free Fund has a fundamental investment restriction stating that the Fund may not borrow money except for borrowings from banks for extraordinary and emergency purposes, and then not in an amount in excess of 25% of the value of its total assets, and except insofar as reverse repurchase agreements may be regarded as borrowing.



14. Pursuant to a nonfundamental investment restriction, the Tax-Exempt Fund may not purchase securities of any company in which any officer or Trustee of the Fund or its investment adviser owns more than one half of one percent of the outstanding securities, or in which all of the officers and Trustees of the Fund and its investment adviser, as a group, own more than five percent of such securities. The Florida Tax-Free Fund does not have such an investment restriction.

15. Both Funds have a nonfundamental investment restriction stating that the Fund may not hypothecate, mortgage or pledge any of its assets except to secure permitted borrowings (and then, in the case of the Tax-Exempt Fund, not in excess of ten percent of the Tax-Exempt Fund's assets). Under each Fund's restriction, financial futures, options on financial futures and similar arrangements are not deemed to involve a pledge of assets.

16. Both Funds have a nonfundamental investment restriction stating that the Fund may not invest in companies for the purpose of exercising control over the management of such companies.

17. Pursuant to substantially similar nonfundamental investment restrictions, each Fund may not invest in securities of any other investment company, except in connection with a merger, consolidation or similar reorganization, if such investment would represent more than three percent of the outstanding voting stock of such other company or more than five percent of the value of the total assets of the Fund, or if such investments in the aggregate would exceed ten percent of the value of the total assets of the Fund.


18. The Florida Tax-Free Fund has a nonfundamental investment restriction prohibiting the Fund from purchasing securities on margin or making short sales of securities or maintaining a short position, except for short sales "against the box" (as a matter of current operating, but not fundamental policies, the Fund will not make short sales or maintain a short position unless not more than five percent of the Fund's net assets (taken at current value) is held as collateral for such sales at any time). Similarly, the Tax-Exempt Fund is subject to a nonfundamental investment restriction barring it from purchasing securities on margin, making short sales of securities or purchasing or dealing in puts, calls, straddles or spreads with respect to any security, except in connection with the purchase or writing of options, including options on financial futures, and futures contracts.

19. The Florida Tax-Free Fund is subject to a nonfundamental investment restriction prohibiting the Fund from investing in warrants which would comprise more than five percent of the value of its net assets, provided that warrants not listed on the New York or American Stock Exchanges shall be further limited to two percent of its net assets. Warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value. The Tax-Exempt Fund is not subject to such a restriction.



                COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS

      Class A shares of each Fund are subject to (i) an initial sales charge of up to 4.5% and (ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.

      Class B shares of each Fund are subject to (i) a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of these shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class B shares.


      Class C shares of each Fund are offered only to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees.


      Class D shares of each Fund are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares.

      Because the Reorganization will be effected at net asset value without the imposition of a sales charge, Tax-Exempt Fund Shares acquired by shareholders of the Florida Tax-Free Fund pursuant to the proposed Reorganization would not be subject to any initial sales charge or contingent deferred sales charge as a result of the Reorganization. However, holders of the Tax-Exempt Fund Shares acquired as a result of the Reorganization would continue to be subject to a contingent deferred sales charge upon subsequent redemption to the same extent as if they had continued to hold their shares of the Florida Tax-Free Fund.

      Each Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations promulgated under the 1940 Act. Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

            Class of Shares
             of Each Fund           Service Fee       Distribution Fee
            --------------          -----------       ----------------
                  A                    0.25%                None
                  B                    0.25%                0.75%
                  C                    None                 None
                  D                    0.25%                0.75%

      Some or all of the service fees are used to reimburse securities dealers (including securities dealers that are affiliates of the Distributor) for personal services and/or the maintenance of shareholder accounts. In addition, the Distributor generally pays an initial commission to dealers for the sale of shares of each Fund with a portion of such commission representing payment for personal services and/or the maintenance of shareholder accounts by such dealers. Dealers who have sold Class A shares of each Fund are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class D shares of each Fund are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the

Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and/or the maintenance of shareholder accounts.


      The distribution fees are used primarily to offset initial and ongoing commissions paid to securities dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by securities dealers. Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid to affiliates by the Fund), have also been authorized pursuant to the Distribution Plan.


      Class A shares of the Funds may be purchased without a sales charge by certain Trustees, directors, officers, employees, their relatives and other persons directly or indirectly related to the Funds or affiliated entities. Class A shares of the Funds may also be sold at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements or managed fee-based programs.


                  COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

      Each Fund offers the same shareholder services, including the Open Account System, reinvestment privileges, a systematic withdrawal plan, a dividend allocation plan, telephone purchases, telephone exchanges, telephone redemptions and access to the Investamatic Check Program, an automatic investment program. Because each Fund currently offers the same shareholder services, after the closing of the proposed Reorganization the same services will continue to be available to the shareholders of the Florida Tax-Free Fund.


                                    FISCAL YEAR

      Both Funds operate on fiscal years ending December 31.


                                    PERFORMANCE



Tax-Exempt Fund


      The following is a discussion of the performance of the Tax-Exempt Fund for the six months ended June 30, 1995 and the fiscal year ended December 31, 1994.

      The six months ended June 30, 1995 were better than the year ended December 31, 1994. The Fund had a positive return through the first half of 1995, although it trailed the average for its category because the portfolio was conservatively positioned. The Fund had shortened its duration (a measure of a fund's sensitivity to interest rate changes) to protect it if interest rates increased, as had happened throughout 1994. When interest rates fell sharply instead, the Fund did not enjoy the full benefit of the market rally.

      The Fund has extended its duration slightly, which will help in an environment of falling rates. In addition, the Fund has upgraded the quality of bonds in the portfolio and increased the percentage of insured bonds. As of June 30, 1995, the bonds in the portfolio had an average credit quality of AA.

      Average Annual Total Return for periods ended June 30, 1995:

                                        Life of Fund
          1 year         5 years        (since 8/25/86)
-------   ------         -------        ---------------
Class A   +1.46%         +6.21%             +6.49%
Class B   +0.32%         +6.53%             +6.84%
Class C   +6.38%         +7.25%             +7.08%
Class D   +4.32%         +6.83%             +6.84%


      In 1994, the bond market was repeatedly buffeted by uncertainty over the strength of the economy and the timing of the Fed's next rate increase. When the municipal bond market declined sharply in February, March and April 1994, the Fund attempted to reduce risk in the portfolio by replacing longer-term bonds with less interest-rate-sensitive, shorter-term bonds. In some cases the Fund sold bonds for losses and replaced them with higher-yielding, more defensive bonds. The Fund also increased the quality of the portfolio, because higher quality bonds tend to perform better in weak markets.

      The portfolio holds a number of bonds from so-called "specialty states"--states where there are tax incentives to buy in-state bonds or where bonds tend to be in short supply. Typically, demand is fairly consistent for such bonds, which can be advantageous in a bad market. Specialty states include Massachusetts, North Carolina (which also offers very high quality), New York, Ohio and Connecticut.


Comparison Of Change In Value Of A $10,000 Investment In Tax-Exempt Fund And The Lehman Municipal Bond Index


State Street Research Tax-Exempt Fund - Class A

                                LINE CHART DATA
                           (INCEPTION VALUE = $9,550)
                                                VALUE OF
                                               ACCOUNT OF
                       VALUE OF             LEHMAN MUNI BOND
                      ACCOUNT AT                INDEX AT
  DATE                 YEAR END                 YEAR END

 8/25/86               $ 9,550                  $10,000
12/31/86                 9,889                   10,371
12/31/87                 9,748                   10,527
12/31/88                11,063                   11,597
12/31/89                12,128                   12,849
12/31/90                12,713                   13,785
12/31/91                14,213                   15,459
12/31/92                15,538                   16,821
12/31/93                17,420                   18,888
12/31/94                16,218                   17,911


State Street Research Tax-Exempt Fund - Class B

                                LINE CHART DATA
                           (INCEPTION VALUE = $10,000)
                                                VALUE OF
                                               ACCOUNT OF
                       VALUE OF             LEHMAN MUNI BOND
                      ACCOUNT AT                INDEX AT
  DATE                 YEAR END                 YEAR END

 8/25/86               $10,000                  $10,000
12/31/86                10,355                   10,371
12/31/87                10,208                   10,527
12/31/88                11,585                   11,597
12/31/89                12,699                   12,849
12/31/90                13,313                   13,785
12/31/91                14,883                   15,459
12/31/92                16,270                   16,821
12/31/93                18,165                   18,888
12/31/94                16,786                   17,911


State Street Research Tax-Exempt Fund - Class C

                                LINE CHART DATA
                           (INCEPTION VALUE = $10,000)
                                                VALUE OF
                                               ACCOUNT OF
                       VALUE OF             LEHMAN MUNI BOND
                      ACCOUNT AT                INDEX AT
  DATE                 YEAR END                 YEAR END

 8/25/86               $10,000                  $10,000
12/31/86                10,355                   10,371
12/31/87                10,208                   10,527
12/31/88                11,585                   11,597
12/31/89                12,699                   12,849
12/31/90                13,313                   13,785
12/31/91                14,883                   15,459
12/31/92                16,270                   16,821
12/31/93                18,224                   18,888
12/31/94                17,028                   17,911



State Street Research Tax-Exempt Fund - Class D

                                LINE CHART DATA
                           (INCEPTION VALUE = $10,000)
                                                VALUE OF
                                               ACCOUNT OF
                       VALUE OF             LEHMAN MUNI BOND
                      ACCOUNT AT                INDEX AT
  DATE                 YEAR END                 YEAR END

 8/25/86               $10,000                  $10,000
12/31/86                10,355                   10,371
12/31/87                10,208                   10,527
12/31/88                11,585                   11,597
12/31/89                12,699                   12,849
12/31/90                13,313                   13,785
12/31/91                14,883                   15,459
12/31/92                16,270                   16,821
12/31/93                18,163                   18,888
12/31/94                16,784                   17,911



All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Tax-Exempt Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. In March 1992, the Tax-Exempt Fund changed its investment objective to eliminate requirements that specify that a percentage of the Tax-Exempt Fund be invested in certain rating categories. Previously, it was required to invest 80% in securities rated A, BBB, BB or better. Past performance, therefore, may not be indicative of future results. Shares of the Tax-Exempt Fund had no class designations until June 7, 1993, when designations were assigned based on the pricing and 12b-1 fees applicable to shares sold thereafter. Performance data for a specified class include periods prior to the adoption of class designations. "A" share returns for each of the periods reflect the maximum 4.5% sales charge. "B" share returns for the 1- and 5-year periods reflect a 5% and a 2% contingent deferred sales charge, respectively. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. "D" share return for the 1-year period reflects a 1% contingent deferred sales charge. Performance for "B" and "D" shares prior to June 7, 1993, reflects annual 12b-1 fees of 0.25% and performance thereafter reflects annual 12b-1 fees of 1%, which will reduce subsequent performance. The Lehman Muni Bond Index represents approximately 15,000 fixed-coupon, investment-grade municipal bonds. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.


      Further information about each Fund's performance is contained in each Fund's annual and semiannual reports, which may be obtained without charge by writing to the Funds at One Financial Center, Boston, Massachusetts 02111, or calling (800) 562-0032.

                   COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

      General. The Florida Tax-Free Fund and the Tax-Exempt Fund are series of the Trust which was established in 1985 under the laws of The Commonwealth of Massachusetts. The Florida Tax-Free Fund commenced operations in 1993, and the Tax-Exempt Fund commenced operations in 1986. Both Funds are governed by a Second Amended and Restated Master Trust Agreement dated June 5, 1993, as further amended thereafter. As a Massachusetts business trust, the Trust's operations are governed by its Master Trust Agreement and applicable federal and Massachusetts laws. The above-referenced Master Trust Agreement may hereinafter be referred to as the "Master Trust Agreement."

      Shares of the Florida Tax-Free Fund and the Tax-Exempt Fund. The beneficial interests in each of the Florida Tax-Free Fund and the Tax-Exempt Fund are represented by transferable shares, par value $.001 per share. The Master Trust Agreement permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series. As of the date hereof, the Trust has five operating series: the Florida Tax-Free Fund, the Tax-Exempt Fund, State Street Research New York Tax-Free Fund, State Street Research California Tax-Free Fund and State Street Research Pennsylvania Tax-Free Fund. Each share of any Trust series represents an equal proportionate interest in the assets and liabilities, excluding differences in class expenses belonging to that series. As such, each share is entitled to dividends and distributions out of the income (after expenses) belonging to that series as declared by the Board of Trustees.

      Voting Requirements. Generally, the provisions of the Master Trust Agreement of the Trust may be amended at any time, so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, by an instrument in writing signed by a majority of the then Trustees (or by an officer of such Trust pursuant to the vote of a majority of such Trustees). Generally, any amendment to the Trust's Master Trust Agreement that adversely affects the rights of shareholders of one or more series may be adopted by a majority of the then Trustees of the Trust when authorized by shareholders holding a majority of the shares entitled to vote.

      Voting Rights. The Master Trust Agreement of the Trust provides that special meetings of shareholders for any purpose requiring action by shareholders under such Master Trust Agreement or the Trust's By-laws shall be called upon the written request of holders of at least ten percent of the outstanding shares of the Trust or, as the context may require, a series thereof. The Master Trust Agreement of the Trust provides in general that shareholders have the power to vote only on the following matters, each as more fully described in such Master Trust Agreements: (i) the election or removal of Trustees as provided in the Master Trust Agreement; (ii) with respect to certain contracts, such as contracts for investment advisory or management services, to the extent required as provided in the Master Trust Agreement as a whole; (iii) with respect to any termination or reorganization of the Trust; (iv) an amendment of the Master Trust Agreement as provided in the Master Trust Agreement; (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust, any Sub-Trust thereof or its stockholders; and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Master Trust Agreement, the By-laws or any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing matters will involve separate votes of one or more series of a Trust, while others will require a vote of the Trust's shareholders as a whole.

      Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust. The Master Trust Agreement of the Trust provides for indemnification, under certain circumstances, out of Trust property for all losses and expenses of any shareholder held personally liable by virtue of his status as such, and not because of such shareholder's acts or omissions or for some other reason, for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Trust to be remote since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself would be unable to meet its obligations.

      Liability of Trustees and Officers. Under the Master Trust Agreement of the Trust, Trustees and officers will be indemnified, under certain circumstances, for all liabilities, including the expenses of litigation, against them unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, such determination to be based upon the outcome of a court action or administrative proceeding or a reasonable determination, following a review of the facts, by (a) a vote of a majority of a quorum of the Trustees who are neither "interested persons" of the Trust as defined in the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for these expenses provided that the Trustee or officer undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met. It should be noted that it is the view of the staff of the Securities and Exchange Commission that to the extent that any provisions such as those described above are inconsistent with the 1940 Act including Section 17 thereof, the provisions of the 1940 Act are preemptive.

      The foregoing is only a summary of certain of the provisions of the Trust's Master Trust Agreement and By-laws. Shareholders should refer directly to the provisions of the Master Trust Agreement and By-laws for their full terms.


                                   MANAGEMENT

      The investment manager for each of the Funds is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Funds, subject to the authority of the Board of Trustees. As of June 30, 1995, the Investment Manager had assets of approximately $26.2 billion under management.

     The portfolio manager for the Tax-Exempt Fund is Susan W. Drake. Ms. Drake has managed the Tax-Exempt Fund since 1990. Ms. Drake's principal occupation currently is Vice President of State Street Research & Management Company. During the past five years, she has also served as a securities analyst for State Street Research & Management Company.


     The portfolio managers for the Florida Tax-Free Fund are Ms. Drake and Paul
J. Clifford. Ms. Drake and Mr. Clifford have managed the Florida Tax-Free Fund since the commencement of operations in August 1993. Mr. Clifford's principal occupation currently is Vice President of State Street Research & Management Company. During the past five years, he has also served as a securities analyst for State Street Research & Management Company.



                     ADDITIONAL INFORMATION ABOUT THE FUNDS


      Information about the Tax-Exempt Fund is included in its current Prospectus dated May 1, 1995, a copy of which is included herewith and incorporated by reference herein. Additional information about the Tax-Exempt Fund is included in the Fund's Statement of Additional Information dated May 1, 1995. This Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference herein. Copies of this Statement may be obtained without charge by writing to State Street Research Tax-Exempt Fund, One Financial Center, Boston, Massachusetts 02111, or by calling (800) 562-0032.

      Information about the Florida Tax-Free Fund is included in its current Prospectus dated May 1, 1995, which is incorporated by reference herein. Additional information about the Florida Tax-Free Fund is included in the Fund's Statement of Additional Information dated May 1, 1995. This Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference herein. Copies of this Statement may be obtained without charge by writing to State Street Research Florida Tax-Free Fund, One Financial Center, Boston, Massachusetts 02111 or by calling (800) 562-0032.

      Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files proxy material, reports and other information with the Securities and Exchange Commission. These reports can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549, as well as at the following regional offices: New York Regional Office, 75 Park Place, Room 1228, New York, NY 10007; and Chicago Regional Office, Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago IL 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington DC 20549 at prescribed rates.

                               VOTING INFORMATION

      Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person or by submitting a written notice of revocation or a later-dated proxy to the Trust at the address of the Trust set forth on the cover page of this Joint Proxy Statement/Prospectus prior to the date of the Meeting. Shareholders of record of the Florida Tax-Free Fund at the close of business on [__________,] 1995 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting of the Fund or to vote at any adjournments thereof. This Joint Proxy Statement/Prospectus, proxies and accompanying Notice of Meeting were first sent or given to shareholders of the Funds on or about [__________,] 1995.

      As of the Record Date, there were approximately [_______], [______], [_______] and [_____] issued and outstanding Class A, Class B, Class C and Class D shares, respectively, of the Florida Tax-Free Fund. Each share of such Fund is entitled to one vote, with a proportionate vote for each fractional share.

      If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions on the proxy. Unless instructions to the contrary are marked thereon, the proxy will be voted for the proposal described herein and, in the discretion of the persons named herein as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Meeting or any adjournments thereof. The Board of Trustees does not currently know of any matter to be considered at the Meeting other than the proposal to approve the Plan of Reorganization.

      The affirmative vote of the holders of a majority of the outstanding voting shares of the Florida Tax-Free Fund (within the meaning of the 1940 Act), voting together as a single class, is required to approve the Plan of Reorganization on behalf of such Fund. Under the 1940 Act, the vote of a majority of the outstanding voting shares means the vote of the lesser of (a) 67% or more of the voting shares of the Fund, voting together as a single class, present at the Meeting, if the holders of more than 50% of the outstanding voting shares are present or represented by proxy, or (b) more than 50% of the outstanding voting shares of the Fund, voting together as a single class. Approval of the Plan of Reorganization by the shareholders of the Florida Tax-Free Fund is a condition of the consummation of the Reorganization. If the Reorganization is not approved, the Trustees of the Trust will continue the management of the Florida Tax-Free Fund and the Tax-Exempt Fund, respectively, and may consider other alternatives in the best interests of each Fund's shareholders.

      The holders of a majority of the shares entitled to vote of the Florida Tax-Free Fund outstanding at the close of business on the Record Date present in person or represented by proxy constitute a quorum for the Meeting; however, as noted above, the affirmative vote of a majority of the shares of such Fund, voting together as a single class (within the meaning of the 1940 Act) is required to approve the Reorganization. In the event a quorum is not present at the Meeting or in the event a quorum is present at the Meeting but sufficient votes to approve the Plan of Reorganization are not received, the persons named as proxies may propose one or more adjournments without further notice to shareholders of the Meeting to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders.

      For purposes of determining the presence of a quorum for transacting business at the Meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Florida Tax-Free Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposals to be acted upon at the Meeting.


      Expenses of the Reorganization will be apportioned between the Distributor and the Funds in a fair and equitable manner. Expenses will be allocated to the Tax-Exempt Fund and the Florida Tax-Free Fund in an appropriate manner on the basis of identifiable direct costs or otherwise on the basis of relative net assets and the Distributor will assume one-half of each Fund's expenses. Such expenses include costs of preparing, printing and mailing the enclosed proxy, accompanying notice and Joint Proxy Statement/Prospectus and all other costs in connection with solicitation of proxies, including any additional solicitation by letter, telephone or telegraph. In addition to solicitation of proxies by mail, officers of the Trust and officers and regular employees of the Investment Manager, affiliates of the Investment Manager, or other representatives of the Trust may also solicit proxies by telephone or telegram or in person. A proxy solicitation firm may also be retained to assist in any special, personal solicitation of proxies. The costs of retaining such a firm is not expected to exceed $12,000.

      THE TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES OF THE TRUST, RECOMMEND APPROVAL OF THE PLAN OF REORGANIZATION.



                               DISSENTERS' RIGHTS

      Neither the Master Trust Agreement of the Trust nor Massachusetts law grants the shareholders of the Florida Tax-Free Fund any rights in the nature of dissenters' rights of appraisal with respect to any action upon which such shareholders may be entitled to vote; however, the normal right of mutual fund shareholders to redeem their shares is not affected by the proposed Reorganization.

                                      EXPERTS

      The financial statements of the Tax-Exempt Fund and the Florida Tax-Free Fund for the fiscal year ended December 31, 1994 included in each Fund's Statement of Additional Information have been incorporated herein by reference in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. Certain legal matters with respect to the issuance of the shares of the Trust will be passed upon by Goodwin, Procter & Hoar, Boston, Massachusetts.


                                   OTHER MATTERS

      The Board of Trustees does not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.


                         NO ANNUAL MEETING OF SHAREHOLDERS


      There will be no annual or further special meetings of shareholders of the Funds unless required by applicable law or called by the Trustees of such Fund in their discretion. In accordance with the 1940 Act, or under the Trust's Master Trust Agreement, as amended, any Trustee may be removed (i) by a written instrument, signed by at least two-thirds of the number of Trustees in office immediately prior to such removal, specifying the date upon which such removal shall become effective; (ii) by a vote of shareholders holding not less than two-thirds of the shares of the Trust then outstanding, cast in person or by proxy at a meeting called for the purpose or (iii) by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding and filed with the Trust's custodian. Shareholders holding 10% or more of the shares of the Trust then outstanding can require that the Trustees call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. In addition, if ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 or at least 1% of the outstanding Fund shares, inform the Trustees that they wish to communicate with other shareholders, the Trustees will either give such shareholders access to the shareholder list or inform them of the cost involved if the Fund forwards material to shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.


      Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the State Street Research Tax-Exempt Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111. Shareholder proposals should be received in a reasonable time before the solicitation is made.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES.


202694.c1

                                   EXHIBIT A


             AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION


      AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of _________, 1995 by and between State Street Research Tax-Exempt Trust, a Massachusetts business trust (the "Tax-Exempt Trust"), on behalf of the State Street Research Florida Tax-Free Fund series of the Tax-Exempt Trust (the "Florida Tax-Free Fund") and the Tax-Exempt Trust on behalf of the State Street Research Tax-Exempt Fund series of the Tax-Exempt Trust (the "Tax-Exempt Fund").

                              W I T N E S S E T H:

      WHEREAS, the Tax-Exempt Trust is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");


      WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended, such reorganization to consist of the transfer of all of the assets of the Florida Tax-Free Fund in exchange solely for Class A, Class B, Class C and Class D shares of beneficial interest, $.001 par value per share, of the Tax-Exempt Fund ("Tax-Exempt Fund Shares") and the assumption by the Tax-Exempt Fund of all of the stated liabilities of the Florida Tax-Free Fund and the distribution, after the Closing hereinafter referred to, of Tax-Exempt Fund Shares to the shareholders of the Florida Tax-Free Fund in liquidation of the Florida Tax-Free Fund, all upon the terms and conditions hereinafter set forth in this Agreement (collectively, the "Reorganization"); and


      WHEREAS, the Trustees of the Tax-Exempt Trust, including a majority of the Trustees and the Trustees who are not interested persons, have determined that participating in the transactions contemplated by this Agreement is in the best interests of each of the Funds.

      NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

      1. Transfer of Assets. Subject to the terms and conditions set forth herein, at the closing provided for in Section 5 (herein referred to as the "Closing") the Tax-Exempt Trust on behalf of the Florida Tax-Free Fund shall transfer all of the assets of the Florida Tax-Free Fund, and assign all Assumed Liabilities (as hereinafter defined) to the Tax-Exempt Fund, and the Tax-Exempt Trust on behalf of the Tax-Exempt Fund shall acquire all such assets, and shall assume all such Assumed Liabilities (as hereinafter defined), upon delivery to the Tax-Exempt Trust on behalf of the Florida Tax-Free Fund of Tax-Exempt Fund Shares having a net asset value equal to the value of the net assets of the Florida Tax-Free Fund transferred (the "New Shares"). "Assumed Liabilities" shall mean all liabilities, including all expenses, costs, charges and reserves reflected in an unaudited statement of assets and liabilities of the Florida Tax-Free Fund as of the close of business on the Valuation Date (as hereinafter defined), determined in accordance with generally accepted accounting principles consistently applied from the prior audited period. The net asset value of the New Shares and the value of the net assets of the Florida Tax-Free Fund to be transferred shall be determined as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (the "Valuation Date") using the valuation procedures set forth in the then current prospectus and statement of additional information of the Tax-Exempt Fund. All Assumed Liabilities of the Florida Tax-Free Fund, to the extent that they exist at or after the Closing, shall after the Closing attach to the Tax-Exempt Fund and may be enforced against the Tax-Exempt Fund to the same extent as if the same had been incurred by the Tax-Exempt Fund.

      2. Liquidation of the Florida Tax-Free Fund. At or as soon as practicable after the Closing, the Florida Tax-Free Fund will be liquidated and the New Shares delivered to the Tax-Exempt Trust on behalf of the Florida Tax-Free Fund will be distributed to shareholders of the Florida Tax-Free Fund, each shareholder to receive the number of New Shares of the corresponding class and equal to the pro rata portion of shares of beneficial interest of the Florida Tax-Free Fund held by such shareholder as of the close of business on the Valuation Date. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Tax-Exempt Fund in the name of each shareholder of the Florida Tax-Free Fund and representing the respective pro rata number of New Shares due such shareholder. As soon as practicable after the Closing, the Tax-Exempt Trust shall file on behalf of the Florida Tax-Free Fund such instruments of dissolution, if any, as are necessary to effect the dissolution of the Florida Tax-Free Fund and shall take all other steps necessary to effect a complete liquidation and dissolution of the Florida Tax-Free Fund. As of the Closing, each outstanding certificate which, prior to the Closing, represented shares of the Florida Tax-Free Fund will be deemed for all purposes to evidence ownership of the number of Tax-Exempt Fund Shares issuable with respect thereto pursuant to the Reorganization. After the Closing, certificates originally representing shares of Class A or Class C of the Florida Tax-Free Fund will be rendered null and void and nonnegotiable; upon special request and surrender of such certificates to State Street Bank and Trust Company as transfer agent, holders of these nonnegotiable certificates shall be entitled to receive certificates representing the number of Tax-Exempt Fund Shares issuable with respect thereto. All Class B and Class D shares of record of the Tax-Exempt Fund are held in book entry form and no certificates for such shares will be issued.


      3.    Representations and Warranties.

            (a) The Tax-Exempt Trust, on behalf of the Florida Tax-Free Fund, hereby represents and warrants to the Tax-Exempt Fund as follows:


                  (i) the Tax-Exempt Trust is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;


                  (ii) the Tax-Exempt Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Florida Tax-Free Fund;

                (iii) the execution and delivery of this Agreement on behalf of the Florida Tax-Free Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Tax-Exempt Trust or the shareholders of the Florida Tax-Free Fund (other than as contemplated in Section 4(h)) are necessary to authorize this Agreement and the transactions contemplated hereby;

                  (iv) this Agreement has been duly executed by the Tax-Exempt Trust on behalf of the Florida Tax-Free Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

                (v) neither the execution and delivery of this Agreement by the Tax-Exempt Trust on behalf of the Florida Tax-Free Fund, nor the consummation by the Tax-Exempt Trust on behalf of the Florida Tax-Free Fund of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Master Trust Agreement or By-Laws of the Tax-Exempt Trust, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Tax-Exempt Trust is a party or by which the Tax-Exempt Trust or any of its assets is subject or bound; and

                 (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Tax-Exempt Trust on behalf of the Florida Tax-Free Fund or the consummation of any transactions contemplated hereby by the Tax-Exempt Trust, other than as shall be obtained at or prior to the Closing.

            (b) The Tax-Exempt Trust, on behalf of the Tax-Exempt Fund, hereby represents and warrants to the Florida Tax-Free Fund as follows:


                  (i) The Tax-Exempt Trust is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;


                (ii) The Tax-Exempt Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Tax-Exempt Fund;

                (iii) the execution and delivery of this Agreement on behalf of the Tax-Exempt Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Tax-Exempt Trust or the shareholders of the Tax-Exempt Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

                 (iv) this Agreement has been duly executed by the Tax-Exempt Trust on behalf of the Tax-Exempt Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

                 (v) neither the execution and delivery of this Agreement by the Tax-Exempt Trust on behalf of the Tax-Exempt Fund, nor the consummation by the Tax-Exempt Trust on behalf of the Tax-Exempt Fund of the transaction contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Master Trust Agreement or By-Laws of the Tax-Exempt Trust, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Tax-Exempt Trust is a party or by which the Tax-Exempt Trust or any of its assets is subject or bound; and

                  (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Tax-Exempt Trust on behalf of the Tax-Exempt Fund or the consummation of any transactions contemplated hereby by the Tax-Exempt Trust, other than as shall be obtained at or prior to the Closing.

      4. Conditions Precedent. The obligations of the Tax-Exempt Trust on behalf of the Florida Tax-Free Fund and the Tax-Exempt Trust on behalf of the Tax-Exempt Fund to effectuate the plan of reorganization and liquidation hereunder shall be subject to the satisfaction of the following conditions:

            (a) At or immediately prior to the Closing, the Tax-Exempt Trust shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Florida Tax-Free Fund all of such Fund's investment company taxable income for taxable years ending at or prior to the Closing (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

            (b) A registration statement of the Tax-Exempt Fund on Form N-14 under the Securities Act of 1933, as amended (the "Securities Act"), registering the New Shares under the Securities Act, and such amendment or amendments thereto as are determined by the Board of Trustees of the Tax-Exempt Trust to be necessary and appropriate to effect such registration of the New Shares (the "Registration Statement"), shall have been filed with the Commission and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of such Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

            (c) The New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

            (d) All representations and warranties of the Tax-Exempt Trust on behalf of the Florida Tax-Free Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Tax-Exempt Trust on behalf of the Tax-Exempt Fund shall have received a certificate of an officer of the Tax-Exempt Trust acting on behalf of the Florida Tax-Free Fund to that effect in form and substance reasonably satisfactory to the Tax-Exempt Trust on behalf of the Tax-Exempt Fund;

            (e) All representations and warranties of the Tax-Exempt Trust on behalf of the Tax-Exempt Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Tax-Exempt Trust on behalf of the Florida Tax-Free Fund shall have received a certificate of an officer of the Tax-Exempt Trust acting on behalf of the Tax-Exempt Fund to that effect in form and substance reasonably satisfactory to the Tax-Exempt Trust on behalf of the Florida Tax-Free Fund;

            (f) The Tax-Exempt Trust on behalf of the Florida Tax-Free Fund and the Tax-Exempt Trust on behalf of the Tax-Exempt Fund shall have received an opinion from Goodwin, Procter & Hoar regarding tax matters in connection with the Reorganization;

            (g) The Tax-Exempt Trust on behalf of the Tax-Exempt Fund shall have received an agreed upon procedures report, in accordance with established accounting standards for such reports, of Price Waterhouse LLP, auditors for the Tax-Exempt Trust, as to the unaudited statement of assets and liabilities described in Section 1 of this Agreement; and

            (h) A vote approving this Agreement and the Reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding voting Class A, Class B, Class C and Class D shares of beneficial interest of the Florida Tax-Free Fund (within the meaning of the 1940 Act), voting together as a single class, entitled to vote at the special meeting of shareholders of the Florida Tax-Free Fund duly called for such purpose.

            (i) The Funds shall have received from the Commission an order approving the Funds' application pursuant to Section 17(b) of the 1940 Act for an order exempting the Reorganization from Section 17(a) of the 1940 Act and pursuant to Rule 17d-1 under the 1940 Act for an order exempting the Reorganization from Section 17(d) of the1940 Act and Rule 17d-1 thereunder.

      5. Closing. The Closing shall be held at the offices of the Tax-Exempt Trust and shall occur (a) immediately prior to the opening of business on the first Monday following receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Florida Tax-Free Fund at which this Agreement is considered or (b) such later time as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously unless otherwise provided. At, or as soon as may be practicable following the Closing, the Tax-Exempt Fund shall distribute the New Shares to the Florida Tax-Free Fund Record Holders (as herein defined) by instructing the Tax-Exempt Fund to register the appropriate number of New Shares in the names of the Florida Tax-Free Fund's shareholders and the Tax-Exempt Fund agrees promptly to comply with said instruction. The shareholders of record of the Florida Tax-Free Fund as of the close of business on the Valuation Date shall be certified by the Tax-Exempt Trust's transfer agent (the "Florida Tax-Free Fund Record Holders").


      6. Expenses. The expenses incurred in connection with the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated, will be apportioned between State Street Research Investment Services, Inc. (the "Distributor"), the distributor for each of the Funds, and the Funds in a fair and equitable manner. Expenses will be allocated to the Tax-Exempt Fund and the Florida Tax-Free Fund on the basis of identifiable directs costs or otherwise on the basis of relative net assets and the Distributor will assume one half of each Fund's expenses. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the registration statement on Form N-14 contemplated hereby; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary to qualify the New Shares under applicable blue sky laws; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation costs of the transaction.


      7. Termination. This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Tax-Exempt Trust, at any time prior to the Closing, if circumstances should develop that, in the opinion of the Board of Trustees, in its sole discretion, make proceeding with this Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Florida Tax-Free Fund or the Tax-Exempt Fund, or their respective trustees or officers, to the other party or its trustees or officers.

      8. Amendments. This Agreement may be amended, waived or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Tax-Exempt Trust acting on behalf of the Florida Tax-Free Fund and by the authorized officers of the Tax-Exempt Trust acting on behalf of the Tax-Exempt Fund; provided, however, that following the meeting of the Florida Tax-Free Fund shareholders called by the Tax-Exempt Trust pursuant to Section 4(h) of this Agreement, no such amendment, waiver or supplement may have the effect of changing the provisions for determining the number of Tax-Exempt Fund Shares to be issued to the Florida Tax-Free Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.


      9. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts, except as to matters of conflicts of laws.


     10. Further Assurances. The Tax-Exempt Trust shall take such further action, prior to, at, and after the Closing, as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

     11. Limitations of Liability. The term "Tax-Exempt Trust" means and refers to the trustees from time to time serving under the Master Trust Agreement of the Tax-Exempt Trust, as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Tax-Exempt Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Tax-Exempt Trust, personally, but bind only the assets and property of the Florida Tax-Free Fund series of the Tax-Exempt Trust and the Tax-Exempt Fund series of the Tax-Exempt Trust, as the case may be, as provided in the Master Trust Agreement of the Tax-Exempt Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Tax-Exempt Trust and signed by an authorized officer of the Tax-Exempt Trust, acting as such, and neither such authorization nor such execution and delivery shall be deemed to have been made individually or to impose any personal liability, but shall bind only the trust property of the Tax-Exempt Trust as provided in its Master Trust Agreement. The Master Trust Agreement of the Tax-Exempt Trust provides, and it is expressly agreed, that each Sub-Trust of the Tax-Exempt Trust shall be charged with the liabilities in respect of that Sub-Trust and all expenses, costs, charges or reserves belonging to that Sub-Trust.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above by their duly authorized representatives.

                                    STATE STREET RESEARCH TAX-EXEMPT TRUST, on behalf of its State Street Research Florida Tax-Free Fund series
Attest:

                                    By:
/s/ Francis J. McNamara, III              /s/ Gerard P. Maus
----------------------------              ----------------------------
Francis J. McNamara, III                  Gerard P. Maus
Secretary                                 Treasurer


ATTEST: STATE STREET RESEARCH TAX-EXEMPT TRUST, on behalf of its State Street Research Tax-Exempt Fund series



                                    By:
/s/ Francis J. McNamara, III              /s/ Ralph F. Verni
----------------------------              ------------------------------
Francis J. McNamara, III                  Ralph F. Verni
Secretary                                 Chairman of the Board,
                                          President and Chief
                                          Executive Officer

                       JOINT PROXY STATEMENT/PROSPECTUS
                 Concerning the Acquisition of the Assets of

               STATE STREET RESEARCH PENNSYLVANIA TAX-FREE FUND

                       By and in Exchange for Shares of

                    STATE STREET RESEARCH TAX-EXEMPT FUND

                                each a series of
                     State Street Research Tax-Exempt Trust
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 562-0032





      This Joint Proxy Statement/Prospectus relates to the proposed transfer of the assets and liabilities of the State Street Research Pennsylvania Tax-Free Fund (the "Pennsylvania Tax-Free Fund"), a series of the State Street Research Tax-Exempt Trust (the "Trust"), a Massachusetts business trust, to the State Street Research Tax-Exempt Fund (the "Tax-Exempt Fund"), another series of the Trust, in exchange for Class A, Class B, Class C and Class D shares of beneficial interest, $.001 par value per share, of the Tax-Exempt Fund ("Tax-Exempt Fund Shares"). Following such transfer, Tax-Exempt Fund Shares will be distributed to shareholders of the Pennsylvania Tax-Free Fund in liquidation of the Pennsylvania Tax-Free Fund, and the Pennsylvania Tax-Free Fund will be dissolved. As a result of the proposed transaction, each shareholder will receive in exchange for his or her shares of the Pennsylvania Tax-Free Fund shares of the corresponding class of the Tax-Exempt Fund with an aggregate value equal to the value of such shareholder's shares of the Pennsylvania Tax-Free Fund, calculated as of the close of business on the business day immediately prior to the exchange.


      This Joint Proxy Statement/Prospectus is furnished to the shareholders of the Pennsylvania Tax-Free Fund in connection with the solicitation of proxies by and on behalf of the Trust's Board of Trustees to be used at a Special Meeting of Shareholders of the Pennsylvania Tax-Free Fund to be held at the offices of the Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4:00 p.m. local time on [________], 1995 and at any adjournments thereof (the "Meeting"). This document also serves as a Prospectus of the Tax-Exempt Fund and covers the proposed issuance of Tax-Exempt Fund Shares. The Pennsylvania Tax-Free Fund and the Tax-Exempt Fund may hereinafter be referred to collectively as the "Funds" and individually as a "Fund." The Board of Trustees of the Trust may hereinafter be referred to as the "Board of Trustees."

      The investment objective of the Tax-Exempt Fund, a diversified series of the Trust, an open-end management investment company, is to seek a high level of interest income exempt from federal income taxes. In seeking to achieve its investment objective, the Tax-Exempt Fund invests primarily in tax-exempt debt obligations which the investment manager of the Fund believes will not involve undue risk.

      This Joint Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information that a shareholder of the Tax-Exempt Fund and the Pennsylvania Tax-Free Fund should know before investing. This Joint Proxy Statement/Prospectus is accompanied by the Prospectus of the Tax-Exempt Fund dated May 1, 1995, which is incorporated by reference herein. The Prospectus of the Pennsylvania Tax-Free Fund dated May 1, 1995 is incorporated by reference herein. A Statement of Additional Information dated [_________], 1995 containing additional information relevant to the proposed transaction has been filed with the Securities and Exchange Commission and is incorporated by reference into this Joint Proxy Statement/Prospectus. A copy of such Statement and a copy of the Prospectus of the Pennsylvania Tax-Free Fund may be obtained without charge by writing to the Tax-Exempt Fund, One Financial Center, Boston, Massachusetts 02111, or by calling toll-free (800) 562-0032.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


________ __, 1995
Date of Joint Proxy Statement/Prospectus

                              TABLE OF CONTENTS

                                                                            Page

SUMMARY ...................................................................    4

RISK FACTORS ..............................................................   10

REASONS FOR THE REORGANIZATION ............................................   11

INFORMATION ABOUT THE REORGANIZATION ......................................   12

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES ..........................   16

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS ......................   20

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES ...........................   22

FISCAL YEAR ...............................................................   22

PERFORMANCE ...............................................................   22

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS .............................   22

MANAGEMENT ................................................................   24

ADDITIONAL INFORMATION ABOUT THE FUNDS ....................................   25

VOTING INFORMATION ........................................................   26

DISSENTERS' RIGHTS ........................................................   27

EXPERTS ...................................................................   28

OTHER MATTERS .............................................................   28

NO ANNUAL MEETING OF SHAREHOLDERS .........................................   28


Exhibit A: Agreement and Plan of Reorganization and Liquidation ...........  A-1

                                   SUMMARY

      The following is a summary of certain information contained in or incorporated by reference in this Joint Proxy Statement/Prospectus. This summary is not intended to be a complete statement of all material features of the proposed Reorganization (as hereinafter defined) and is qualified in its entirety by reference to the full text of this Joint Proxy Statement/Prospectus and the documents referred to herein.

      Proposed Transaction. The Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization and Liquidation (the "Plan of Reorganization") providing for the transfer of all of the assets of the Pennsylvania Tax-Free Fund to the Tax-Exempt Fund (subject to the assumption by the Tax-Exempt Fund of all of the liabilities of the Pennsylvania Tax-Free Fund including those reflected on a statement of assets and liabilities of that Fund as of the close of business on the Valuation Date, as hereinafter defined) in exchange for Tax-Exempt Fund Shares at a closing to be held following the satisfaction of the conditions to the Reorganization (the "Closing"). The aggregate net asset value of full and fractional Tax-Exempt Fund Shares to be issued to shareholders of the Pennsylvania Tax-Free Fund will equal the value of the aggregate net assets of the Pennsylvania Tax-Free Fund as of the close of business on the business day immediately prior to the Closing (the "Valuation Date"). The number of Class A, Class B, Class C and Class D shares (which may hereinafter be referred to collectively as the "shares" or individually as a "share") to be issued to the Pennsylvania Tax-Free Fund will be determined by dividing (a) the aggregate net assets attributable to each class of shares of the Pennsylvania Tax-Free Fund by (b) the net asset value per Class A, Class B, Class C and Class D share, respectively, of the Tax-Exempt Fund, each computed as of the close of business on the Valuation Date. Tax-Exempt Fund Shares will be distributed to shareholders of the Pennsylvania Tax-Free Fund in liquidation of the Pennsylvania Tax-Free Fund, and the Pennsylvania Tax-Free Fund will be dissolved. The proposed transaction described above is referred to in this Joint Proxy Statement/Prospectus as the "Reorganization."

      As a result of the Reorganization, each shareholder will receive, in exchange for his or her shares of the Pennsylvania Tax-Free Fund, shares of the corresponding class of the Tax-Exempt Fund with an aggregate value equal to the value of such shareholder's shares of the Pennsylvania Tax-Free Fund, calculated as of the close of business on the Valuation Date. For example, Class A shareholders of the Pennsylvania Tax-Free Fund would receive Class A shares of the Tax-Exempt Fund.

      At or prior to the Closing, the Pennsylvania Tax-Free Fund shall declare a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Pennsylvania Tax-Free Fund's shareholders all of the Pennsylvania Tax-Free Fund's investment company income for all taxable years ending at or prior to the Closing (computed without regard to any deduction for dividends paid) and all of its net capital gains realized (after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the Closing. The Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), have determined that the interests of existing shareholders of the Pennsylvania Tax-Free Fund and the Tax-Exempt Fund, respectively, will not be diluted as a result of the transactions contemplated by the Reorganization and that the Reorganization would be in the best interests of the shareholders of the Pennsylvania Tax-Free Fund and the Tax-Exempt Fund, respectively. See "Information About the Reorganization."

      The Trustees of the Trust recommend that the shareholders of the Pennsylvania Tax-Free Fund vote FOR approval of the Plan of Reorganization.


      Approval of the Plan of Reorganization by the shareholders of the Pennsylvania Tax-Free Fund is a condition of the consummation of the Reorganization. The affirmative vote of the holders of a majority of the outstanding voting shares of such Fund (within the meaning of the 1940 Act), voting together as a single class, is required to approve the Plan of Reorganization on behalf of such Fund. A "majority" vote is defined in the 1940 Act as the vote of the holders of the lesser of (a) 67% or more of the voting shares of the Fund, voting together as a single class, present at the Meeting, if the holders of more than 50% of the outstanding voting shares are present or represented by proxy, or (b) more than 50% of the outstanding voting shares of the Fund, voting together as a single class. See "Voting Information."


      Tax Consequences. Counsel to the Funds, Goodwin, Procter & Hoar, has opined that, subject to customary assumptions and representations, upon consummation of the Reorganization and the transfer of substantially all of the assets of the Pennsylvania Tax-Free Fund to the Tax-Exempt Fund: (i) the transfer of all the assets of the Pennsylvania Tax-Free Fund for Tax-Exempt Fund Shares and the assumption by the Tax-Exempt Fund of all liabilities of the Pennsylvania Tax-Free Fund will constitute a "reorganization" for federal income tax purposes, and the Pennsylvania Tax-Free Fund and the Tax-Exempt Fund will each be a "party to a reorganization" for federal income tax purposes; (ii) no gain or loss will be recognized by the Tax-Exempt Fund or the Pennsylvania Tax-Free Fund upon the transfer of the Pennsylvania Tax-Free Fund assets to the Tax-Exempt Fund in exchange for Tax-Exempt Fund Shares; (iii) no gain or loss will be recognized by shareholders of the Pennsylvania Tax-Free Fund upon the exchange of shares of the Pennsylvania Tax-Free Fund for Tax-Exempt Fund Shares;
(iv) the basis of Tax-Exempt Fund Shares received by each Pennsylvania Tax-Free Fund shareholder pursuant to the Reorganization will be the same as the basis of the Pennsylvania Tax-Free Fund shares exchanged therefor; and (v) the basis of the Pennsylvania Tax-Free Fund assets in the hands of the Tax-Exempt Fund will be the same as the basis of such assets in the hands of the Pennsylvania Tax-Free Fund immediately prior to the Reorganization. The receipt of such an opinion upon the Closing is a condition to the Reorganization. See "Information About the Reorganization."

      Investment Objectives and Policies. Unlike the Pennsylvania Tax-Free Fund, the Tax-Exempt Fund does not include as an investment objective the earning of interest income exempt from Pennsylvania State personal income taxes. In other respects, however, the investment objectives, policies and restrictions of the Funds are substantially similar. To the extent that there are other differences in the policies and restrictions of the Funds, shareholders should consider such differences. These differences are discussed below under "Comparison of Investment Objectives and Policies."


      The investment objective of the Pennsylvania Tax-Free Fund is to seek a high level of interest income exempt from federal income taxes and Pennsylvania State personal income taxes. The Fund invests primarily in investment grade securities issued by or on behalf of the State of Pennsylvania or its political subdivisions and by other governmental entities. The Pennsylvania Tax-Free Fund may invest up to 25% of its assets in securities rated BB to CC by Standard & Poor's Corporation ("S&P") or Ba to Ca by Moody's Investors Service, Inc. ("Moody's") or unrated securities that the Investment Manager (as hereinafter defined) believes to be of equivalent investment quality to comparably rated securities. During the current year, the Investment Manager (as defined herein) does not anticipate that the Fund will invest more than 5% of its net assets in securities rated BB or lower by S&P or Ba or lower by Moody's or in unrated securities of similar investment quality.

      The investment objective of the Tax-Exempt Fund is to seek a high level of interest income exempt from federal income taxes. The Fund invests primarily in investment grade tax-exempt debt obligations. The Tax-Exempt Fund may invest up to 20% of the Fund's assets in securities rated below BBB by S&P or Baa by Moody's, including securities rated as low as D by S&P or C by Moody's, or unrated securities that the Investment Manager (as hereinafter defined) believes to be of equivalent investment quality to comparably rated securities.


      Management and Other Service Providers. The business affairs of the Trust are managed by its Board of Trustees. For each of the Funds, State Street Research & Management Company (the "Investment Manager") serves as investment adviser, State Street Research Investment Services, Inc. serves as distributor (the "Distributor") and State Street Bank and Trust Company serves as custodian and as transfer agent and dividend paying agent ("SSBT").

      The Investment Manager and the Distributor are indirect wholly-owned subsidiaries of Metropolitan Life Insurance Company ("Metropolitan Life"). SSBT is not affiliated with the Investment Manager, the Distributor, Metropolitan Life, the Trust or the Funds. See "Management."

      Advisory Fees and Expenses. The following tables summarize the shareholder transaction expenses applicable to each Fund and the annual operating expenses for the Funds on an individual basis and for the Tax-Exempt Fund on a pro forma basis after giving effect to the Reorganization. This table is followed by an example illustrating the effect of these expenses on a $1,000 investment in each Fund.

Shareholder Transaction Expenses Applicable to Tax-Exempt Fund and Pennsylvania Tax-Free Fund

                                                 Class A  Class B   Class C  Class D
Shareholder Transaction Expenses (1)
   Maximum Sales Charge Imposed on Purchases
      (as a percentage of offering price)......   4.5%     None      None     None
   Maximum Sales Charge Imposed on Reinvested
      Dividends (as a percentage of offering
       price)                                     None     None      None     None
   Maximum Deferred Sales Charge (as a percentage
      of original purchase price or redemption
      proceeds, as applicable)................    None(2)    5%      None       1%
   Redemption Fees (as a percentage of amount
      redeemed, if applicable).................   None     None      None     None
   Exchange Fees...............................   None     None      None     None
--------------------
(1) Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter, and no contingent deferred sales charge is imposed after the fifth year. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in a class of shares with a distribution fee may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules.

(2) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption.

Table of Expenses of Tax-Exempt Fund (individually and on a pro forma basis) and Pennsylvania
Tax-Free Fund



                                                     Tax-Exempt Fund                       Pennsylvania Tax-Free Fund (1)


                                        Class A     Class B     Class C     Class D     Class A   Class B    Class C    Class D
Annual Fund Operating Expenses (as a
   percentage of average net assets)
      Management Fees............        0.55%       0.55%       0.55%       0.55%       0.55%     0.55%      0.55%     0.55%
      12b-1 Fees.................        0.25%       1.00%       None        1.00%       0.25%     1.00%      None      1.00%
      Other Expenses.............        0.36%       0.36%       0.36%       0.36%       1.37%     1.37%      1.37%     1.37%
        Less Voluntary Reduction           -         -              -           -       (1.67%)   (1.67%)    (1.67%)   (1.67%)
                                         ----        ----        ----        ----        ----      ----       ----      ----
         Total Fund Operating Expenses   1.16%       1.91%       0.91%       1.91%       0.50%     1.25%      0.25%     1.25%
                                         ====        =====       ====        ====        ====      ====       ====       ====


                                                Pro Forma Tax-Exempt Fund (2)


                                        Class A     Class B     Class C     Class D
Annual Fund Operating Expenses (as a
   percentage of average net assets)
      Management Fees...........         0.55%       0.55%       0.55%       0.55%
      12b-1 Fees................         0.25%       1.00%       None        1.00%
      Other Expenses............         0.36%       0.36%       0.36%       0.36%
         Less Voluntary Reduction           -           -          -             -
                                         -----       -----       -----       -----
         Total Fund Operating Expenses   1.16%       1.91%       0.91%       1.91%
                                         =====       =====       =====       =====
---------------------


(1) For the fiscal year ended December 31, 1994, Total Fund Operating Expenses of the
    Pennsylvania Tax-Free Fund with respect to the average net assets of Class A, Class B,
    Class C and Class D shares, respectively, would have been 2.17%, 2.94%, 1.97% and 2.95%
    in the absence of the voluntary assumption of fees or expenses by the Distributor and its affiliates. Such assumption of fees or expenses, as a percentage of average net assets, amounted to 1.67%, 1.69%, 1.72% and 1.70% of the Class A, Class B, Class C and Class D
    shares of the Fund, respectively. The amount of fees or expenses assumed during the fiscal year ended December 31, 1994 differed among classes because of fluctuations during the year in relative levels of assets in each class and in expenses before reimbursement.

(2) Reflects the effect of proposed similar reorganizations of two other state-specific tax-free mutual funds into the Tax-Exempt Fund to occur at about the same time as the proposed reorganization described herein.

Example:

You would pay the following expenses on a $1,000 investment including, for Class
A shares, the maximum initial sales charge and assuming (1) 5% annual return and
(2) redemption of the entire investment at the end of each time period:

                                             Tax-Exempt Fund               Pennsylvania Tax-Free Fund

                                   1 Year 3 Years   5 Years  10 Years   1 Year    3 Years  5 Years   10 Years
                                   ------ -------   -------  -------    ------    -------  -------   --------
Class A shares.................      $56   $80        $106    $180        $50       $60     $72       $105
Class B shares(1)..............      $69   $90        $123    $204        $63       $70     $89       $130
Class C shares.................      $ 9   $29        $ 50    $112        $ 3       $ 8     $14        $32
Class D shares.................      $29   $60        $103    $223        $23       $40     $69       $151

Pro Forma Tax-Exempt Fund

                                  1 Year 3 Years      5 Years    10 Years
                                  ------ -------      -------    --------
Class A shares................     $56     $80         $106        $180
Class B shares(1).............     $69     $90         $123        $204
Class C shares................     $ 9     $29         $ 50        $112
Class D shares................     $29     $60         $103        $223

You would pay the following expenses on the same investment, assuming no redemption:

                                               Tax-Exempt Fund                        Pennsylvania Tax-Free Fund

                                1 Year       3 Years      5 Years    10 Years    1 Year  3 Years   5 Years    10 Years
                                ------       -------      -------    --------    ------  -------   -------    --------
Class B (1)................      $19           $60          $103       $204        $19     $58      $100        $197
Class D  ..................      $19           $60          $103       $223        $19     $58      $100        $217

                                          Pro Forma Tax-Exempt Fund
                                1 Year       3 Years     5 Years    10 Years
                                ------       -------     -------    --------
Class B (1)................       $19          $60        $103       $204
Class D  ..................       $19          $60        $103       $223

--------------------
(1) Ten-year figures assume conversion of Class B shares to Class A shares at the end of eight years.

The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.

      Multiple Class Structure; Distribution Arrangements. Each Fund has outstanding and offers four classes of shares, which may be purchased through securities dealers which have entered into sales agreements with the Distributor at the next determined net asset value per share plus, in the case of all classes except the Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or
(ii) on a deferred basis (the Class B and Class D shares). In the proposed Reorganization, shareholders of the Pennsylvania Tax-Free Fund will receive the corresponding class of shares of the Tax-Exempt Fund which they currently hold in the Pennsylvania Tax-Free Fund. The Class A, Class B, Class C and Class D shares of the Tax-Exempt Fund have identical arrangements with respect to the imposition of initial and contingent deferred sales charges and distribution and service fees as the comparable class of shares of the Pennsylvania Tax-Free Fund. Because the Reorganization will be effected at net asset value without the imposition of a sales charge, Tax-Exempt Fund

Shares acquired by shareholders of the Pennsylvania Tax-Free Fund pursuant to the proposed Reorganization would not be subject to any initial sales charge or contingent deferred sales charge as a result of the Reorganization. However, holders of the Tax-Exempt Fund Shares acquired as a result of the Reorganization would continue to be subject to a contingent deferred sales charge upon subsequent redemption to the same extent as if they had continued to hold their shares of the Pennsylvania Tax-Free Fund. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class D shares of the Tax-Exempt Fund, the holding period of the redeemed shares is "tacked" to the holding period of the Pennsylvania Tax-Free Fund. See "Comparative Information on Distribution Arrangements."

      Dividends. The Funds have identical policies with regard to dividends and distributions. Each Fund's policy is to declare a dividend each day in an amount based on monthly projections of its future net investment income and will pay such dividends monthly. Consequently, the amount of each daily dividend may differ from actual net investment income as determined under generally accepted accounting principles. Each daily dividend is payable to shareholders of record at the time of its declaration (for this purpose, including only holders of shares purchased for which payment has been received by the transfer agent and excluding holders of shares redeemed on that day). After the closing of the Reorganization, Pennsylvania Tax-Free Fund shareholders who currently have dividends reinvested will continue to have dividends reinvested in the Tax-Exempt Fund and those who currently have capital gains reinvested will continue to have capital gains reinvested in the Tax-Exempt Fund. The number of shares received in connection with any such reinvestment will be based upon the net asset value per share of the applicable class of shares of the Tax-Exempt Fund in effect on the record date. See "Comparative Information on Shareholder Services."

      Exchange Rights. Each Fund currently has identical exchange privileges. Shareholders of the Pennsylvania Tax-Free Fund may exchange their shares for shares of a corresponding class of shares, when available, of certain funds as determined by the Distributor, at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other such fund may similarly exchange their shares for shares of an available corresponding class of the Pennsylvania Tax-Free Fund. See "Comparative Information on Shareholder Services."

      Redemption Procedures. Each Fund offers the same redemption features, including the acceptance of redemption requests by mail, telephone and wire, provided that applicable conditions are met. Any request to redeem shares of the Pennsylvania Tax-Free Fund received and processed prior to the Reorganization will be treated as a redemption of shares of the Pennsylvania Tax-Free Fund. Any request to redeem shares received or processed after the Reorganization will be treated as a request to redeem shares of the Tax-Exempt Fund. See "Comparative Information on Shareholder Services."

      Minimum Account Size. Each Fund reserves the right to redeem an account if the aggregate value of the shares in such account is less than $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Currently, the maintenance fee is $18 annually. The Tax-Exempt Fund shareholder accounts established pursuant to the Reorganization with a value of less than $1,500 will therefore be subject to redemption upon 60 days' prior notice or the annual maintenance fee. During such 60-day period, a shareholder will have the option of avoiding such redemption or maintenance fee by increasing the value of the account to $1,500 or more.

      Certain Affiliations. To the extent that the Investment Manager and its affiliates may own 5% or more of the Pennsylvania Tax-Free Fund, such Fund may be deemed to be an "affiliated person," as defined in the 1940 Act, of the Investment Manager or its affiliates. See "Information About the
Reorganization."


                                  RISK FACTORS


      The investment risks of both Funds are generally similar because of the similarities of investment objectives and policies of the Funds. However, the Pennsylvania Tax-Free Fund's ability to achieve its investment objective depends on the ability of the issuers of Pennsylvania municipal obligations to meet their continuing obligations for the payment of principal and interest, whereas the Tax-Exempt Fund is subject to an investment restriction that prohibits more than 25% of the assets of the Fund from being invested in securities of issuers conducting their principal activities in the same state. See "Comparison of Investment Objectives and Policies." Such risks are more fully discussed under the caption "The Fund's Investments" in the Prospectus of the Tax-Exempt Fund enclosed with this Joint Proxy Statement/Prospectus and under the caption "The Funds' Investments" in the Prospectus of the Pennsylvania Tax-Free Fund (available upon request).


      The Tax-Exempt Fund invests primarily in notes and bonds issued by or on behalf of state and local governmental units. The Pennsylvania Tax-Free Fund invests primarily in obligations issued by or on behalf of the State of Pennsylvania, its political subdivisions, municipalities and public authorities and by other governmental entities. In the case of each Fund, the value of such investments will generally fluctuate inversely with changes in prevailing interest rates. When interest rates increase, the value of debt securities and shares of a Fund can be expected to decline.

      There are risks in any investment program, and there is no assurance that either Fund will achieve its investment objective. Tax-exempt bonds are subject to relative degrees of credit risk and market volatility. Credit risk relates to the issuer's (and any guarantor's) ability to make timely payments of principal and interest. Market volatility relates to the changes in market price that occur as a result of variations in the level of prevailing interest rates and yield relationships between sectors in the tax-exempt bond market and other market factors.

                         REASONS FOR THE REORGANIZATION

      In reaching the decision to recommend that the shareholders of the Pennsylvania Tax-Free Fund vote to approve the Reorganization, the Board of Trustees, including the Trustees who are not interested persons of the Trust, concluded that the Reorganization would be in the best interests of the respective Funds and that the interests of existing shareholders of the respective Funds will not be diluted as a consequence thereof. In making this determination, the Trustees considered a number of factors, including the smaller size and higher gross expenses of the Pennsylvania Tax-Free Fund compared to the Tax-Exempt Fund and the efficiencies resulting from combining the operations of two separate funds with the same investment manager, the same multiple class structure, the same sales load structure and similar investment objectives and policies.

      As reflected in the capitalization table in "Information About the Reorganization--Capitalization" set forth below, the Pennsylvania Tax-Free Fund is small in size. As a result, its gross expenses are relatively high and have been subsidized by the Distributor since inception; see "Table of Expenses of Tax-Exempt Fund (individually and on a pro forma basis) and Pennsylvania Tax-Free Fund" set forth in the "Summary" above. The Distributor reserves the right to discontinue at any time its voluntary subsidization of expenses of the Pennsylvania Tax-Free Fund; consequently, such Fund's expenses could increase in the future. On the other hand, the Tax-Exempt Fund has substantially more assets and a lower, unsubsidized expense ratio. By combining the assets of the two Funds, each Fund could, over time, possibly benefit from certain economies of scale. In particular, greater portfolio diversification and more efficient portfolio management could result from a larger asset base. Greater diversification is expected to be beneficial to shareholders because it may reduce the negative effect which the adverse performance of any one portfolio security may have on the performance of the portfolio as a whole. Because each Fund has the same investment adviser, custodian and distributor, combining the Funds could, over time, produce administrative economies of scale, resulting in net benefits to the Funds' shareholders. The Trustees considered, among other things, the benefit to the Funds of elimination of duplication of services such as producing separate prospectuses and shareholder reports.


      The above-cited benefits offset, in whole or in part, the loss to the shareholders of the Pennsylvania Tax-Free Fund of having a fund more devoted to investments which produce income which is tax-exempt for both federal and Pennsylvania income tax purposes, as compared to the Tax-Exempt Fund which focuses primarily on securities exempt from federal income taxes. Income from the Tax-Exempt Fund will be subject to more Pennsylvania State personal income tax than the income from the Pennsylvania Tax-Free Fund.



      The Board of Trustees of the Trust believes that the proposed Reorganization is in the best interests of the shareholders of the Pennsylvania Tax-Free Fund and recommend that shareholders of the Pennsylvania Tax-Free Fund vote FOR the Reorganization.

                      INFORMATION ABOUT THE REORGANIZATION


      At a meeting held on August 2, 1995, the Board of Trustees of the Trust approved the Plan of Reorganization substantially in the form set forth as Exhibit A to this Joint Proxy Statement/Prospectus.


      Plan of Reorganization. The Plan of Reorganization provides that, at the Closing, the Tax-Exempt Fund will acquire all of the assets of the Pennsylvania Tax-Free Fund (subject to the assumption by the Tax-Exempt Fund of all of the liabilities of the Pennsylvania Tax-Free Fund including all liabilities reflected on an unaudited statement of assets and liabilities) in exchange for Tax-Exempt Fund Shares. The aggregate net asset value of full and fractional Tax-Exempt Fund Shares to be issued to shareholders of the Pennsylvania Tax-Free Fund will equal the value of the aggregate net assets of the Pennsylvania Tax-Free Fund as of the close of business on the Valuation Date. The number of Class A, Class B, Class C and Class D shares to be issued to the Pennsylvania Tax-Free Fund will be determined by dividing (a) the aggregate net assets in each class of shares of the Pennsylvania Tax-Free Fund by (b) the net asset value per Class A, Class B, Class C and Class D share, respectively, of the Tax-Exempt Fund, each computed as of the close of business on the Valuation Date. Portfolio securities of the Pennsylvania Tax-Free Fund and the Tax-Exempt Fund will be valued in accordance with the valuation practices of the Tax-Exempt Fund which are described under the caption "Purchase of Shares" in the Tax-Exempt Fund Prospectus and which are substantially identical to those of the Pennsylvania Tax-Free Fund.

      The Tax-Exempt Fund will assume all liabilities, including all expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Pennsylvania Tax-Free Fund prepared as of the close of business on the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period. Such statement of assets and liabilities will reflect all liabilities known to the Pennsylvania Tax-Free Fund and the Tax-Exempt Fund as of the date thereof. At or prior to the Closing, the Pennsylvania Tax-Free Fund shall declare a dividend or dividends which, together with all prior such dividends, shall have the effect of distributing to the Pennsylvania Tax-Free Fund's shareholders all of the Pennsylvania Tax-Free Fund's investment company income for all taxable years ending at or prior to the Closing (computed without regard to any deduction for dividends paid) and all of its net capital gains realized (after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the Closing.

      At or as soon as practicable after the Closing, the Pennsylvania Tax-Free Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Valuation Date the full and fractional Tax-Exempt Fund Shares received by the Pennsylvania Tax-Free Fund. Such liquidation and distribution will be accomplished by the establishment of shareholder accounts on the share records of the Tax-Exempt Fund in the name of each such shareholder of the Pennsylvania Tax-Free Fund, representing the respective pro rata number of full and fractional Tax-Exempt Fund Shares due such shareholder. All of the Tax-Exempt

      Fund's future distributions attributable to the shares issued in the Reorganization will be paid to shareholders in cash or invested in additional shares of the Tax-Exempt Fund at the price in effect as described in the Tax-Exempt Fund's Prospectus on the respective payment dates in accordance with instructions previously given by the shareholder to the Pennsylvania Tax-Free Fund's transfer agent. As of the Closing, each outstanding certificate which, prior to the Closing, represented shares of the Pennsylvania Tax-Free Fund will be deemed for all purposes to evidence ownership of the number of Tax-Exempt Fund Shares issuable with respect thereto pursuant to the Reorganization. After the Closing, certificates originally representing shares of Class A or Class C of the Pennsylvania Tax-Free Fund will be rendered null and void and nonnegotiable; upon special request and surrender of such certificates to SSBT as transfer agent, holders of these nonnegotiable certificates shall be entitled to receive certificates representing the number of Tax-Exempt Fund Shares issuable with respect thereto. All Class B and Class D shares of record of the Tax-Exempt Fund are held in book entry form and no certificates for such shares will be issued.

      Notwithstanding approval by shareholders of the Pennsylvania Tax-Free Fund, the Plan of Reorganization may be terminated at any time prior to the consummation of the Reorganization without liability on the part of either party or its respective Trustees, officers or shareholders, by either party on written notice to the other party if circumstances should develop that, in the opinion of the Trust, make proceeding with the Reorganization inadvisable. The Plan of Reorganization may be amended, waived or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Trust; provided, however, that following the Meeting, no such amendment, waiver or supplement may have the effect of changing the provision for determining the number of Tax-Exempt Fund Shares to be issued to the Pennsylvania Tax-Free Fund shareholders to the detriment of such shareholders without their further approval. The expenses incurred in connection with entering into and carrying out the provisions of the Plan of Reorganization, whether or not the Reorganization is consummated, will be apportioned between Distributor and the Funds in a fair and equitable manner.

      Description of Tax-Exempt Fund Shares. Full and fractional shares of the Tax-Exempt Fund will be issued to the Pennsylvania Tax-Free Fund shareholders in accordance with the procedures under the Plan of Reorganization as described above. Each share will be fully paid and nonassessable by the Trust when issued and transferable without restrictions and will have no preemptive or cumulative voting rights and have only such conversion or exchange rights as the Board of Trustees of the Trust may grant in its discretion.

      Federal Income Tax Consequences. Counsel to the Funds, Goodwin, Procter & Hoar, has opined that, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes: (i) the transfer of all the assets of the Pennsylvania Tax-Free Fund in exchange for Tax-Exempt Fund Shares and the assumption by the Tax-Exempt Fund of all liabilities of the Pennsylvania Tax-Free Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and the Pennsylvania Tax-Free Fund and the

Tax-Exempt Fund each will be a "party to a reorganization" within the meaning of
Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Pennsylvania Tax-Free Fund or the Tax-Exempt Fund upon the transfer of the Pennsylvania Tax-Free Fund assets to the Tax-Exempt Fund in exchange for Tax-Exempt Fund Shares; (iii) no gain or loss will be recognized by shareholders of the Pennsylvania Tax-Free Fund upon the exchange of the Pennsylvania Tax-Free Fund shares for Tax-Exempt Fund Shares; (iv) the basis of Tax-Exempt Fund Shares received by each Pennsylvania Tax-Free Fund shareholder pursuant to the Reorganization will be the same as the basis of the Pennsylvania Tax-Free Fund shares exchanged therefor; (v) the basis of the Pennsylvania Tax-Free Fund assets in the hands of the Tax-Exempt Fund will be the same as the basis of such assets in the hands of the Pennsylvania Tax-Free Fund immediately prior to the Reorganization. The receipt of such an opinion upon the Closing is a condition to the consummation of the Reorganization. If the transfer of the assets of the Pennsylvania Tax-Free Fund in exchange for Tax-Exempt Fund Shares and the assumption by the Tax-Exempt Fund of the liabilities of the Pennsylvania Tax-Free Fund do not constitute a tax-free reorganization, each Pennsylvania Tax-Free Fund shareholder will recognize gain or loss equal to the difference between the value of Tax-Exempt Fund Shares such shareholder acquires and the tax basis of such shareholder's Pennsylvania Tax-Free Fund shares.

      Shareholders of the Funds should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of the Funds should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

      Capitalization. The following table sets forth the capitalization of the Pennsylvania Tax-Free Fund and the Tax-Exempt Fund as of June 30, 1995, and on a pro forma basis as of that date giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of 1.1994, 1.2005, 1.2032 and 1.2008 for Class A, Class B, Class C and Class D shares, respectively, of the Tax-Exempt Fund issued for each Class A, Class B, Class C and Class D share, respectively, of the Pennsylvania Tax-Free Fund.

                                             Pennsylvania
                                 Tax-Exempt    Tax-Free        Combined After
                                    Fund         Fund        Reorganization (1)


Net assets (in millions).......       $272.3        $16.7          $328.8


Net asset value per share
     Class A..................        $7.82        $9.38           $7.82
     Class B..................        $7.81        $9.38           $7.81
     Class C..................        $7.80        $9.39           $7.80
     Class D..................        $7.81        $9.38           $7.81


Shares outstanding
     Class A..................   29,860,742      762,257       32,233,417
     Class B..................    4,779,340      528,091        6,256,343
     Class C..................       46,835      368,283        3,031,409
     Class D..................      144,825      121,100          547,027


--------------


(1) Reflects the effect of proposed similar reorganizations of two other state-specific tax-free mutual funds into the Tax-Exempt Fund to occur at about the same time as the proposed reorganization described herein. The combined assets as of June 30, 1995 of all three funds to be reorganized into the Tax-Exempt Fund was $56.5 million.


     The table set forth above should not be relied on to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.


      The following table sets forth the number of outstanding shares of beneficial interest of each Fund as of June 30, 1995, and the approximate percentages of the outstanding shares of each Fund that were beneficially owned by the Investment Manager, the Distributor and Metropolitan Life, their indirect parent. As a result of such ownership, the consummation of the Reorganization is subject to the receipt of the exemptive relief from the Securities and Exchange Commission from certain provisions of the 1940 Act. An application for an exemption has been filed that, if granted, would permit the Reorganization to be completed as described in this Joint Proxy Statement/Prospectus. There can be no assurance that the relief sought will be obtained, although the type of relief sought has been obtained by others in similar situations. The Board of Trustees of the Trust does not know of any other person who beneficially owned 5% or more of the total outstanding shares of either Fund as of June 30, 1995. In addition, as of such date, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each of the Pennsylvania Tax-Free Fund and the Tax-Exempt Fund. The Adviser and its affiliates have indicated to the Trust that with respect to their shares of the Pennsylvania Tax-Free Fund they intend to vote for and against the proposal in the same relative proportion as do the other shareholders of the Pennsylvania Tax-Free Fund who cast votes at the Meeting.

                                 Outstanding Shares Owned         Outstanding Shares Owned       Outstanding Shares Owned
                                   by Metropolitan Life              by the Distributor          by the Investment Manager
                                 ------------------------         ------------------------       -------------------------
                             Total Shares   Number   % of Total          Number   % of Total         Number   % of Total
Name of Fund                 Outstanding  of Shares  Outstanding       of Shares  Outstanding       of Shares Outstanding
Pennsylvania Tax-Free Fund    1,833,731    524,054     28.6               --         --                 4         0.0
Tax-Exempt Fund              34,831,742     61,257      0.2             13,825      0.0                 --         --

                  COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES


      Information about the investment objectives and policies of the Pennsylvania Tax-Free Fund and the Tax-Exempt Fund is summarized below. More complete information regarding the same is set forth in the Prospectus of the Tax-Exempt Fund dated May 1, 1995 which is incorporated by reference herein and enclosed herewith, the Prospectus of the Pennsylvania Tax-Free Fund dated May 1, 1995 which is incorporated by reference herein, and in the Statement of Additional Information which has been filed with the Securities and Exchange Commission in connection with the Reorganization. Shareholders should consult such Prospectuses and the Statement of Additional Information for a more thorough comparison.

      Investment Objectives. The investment objective of the Pennsylvania Tax-Free Fund is to seek a high level of interest income exempt from federal income taxes and Pennsylvania State personal income taxes. The Fund invests primarily in investment grade securities issued by or on behalf of the State of Pennsylvania or its political subdivisions and by other governmental entities. The Pennsylvania Tax-Free Fund may invest up to 25% of the Fund's assets in securities rated BB to CC by S&P or Ba to Ca by Moody's or unrated securities that the Investment Manager believes to be of equivalent investment quality to comparably rated securities. During the current year, the Investment Manager (as defined herein) does not anticipate that the Fund will invest more than 5% of its net assets in securities rated BB or lower by S&P or Ba or lower by Moody's or in unrated securities of similar investment quality.

      The investment objective of the Tax-Exempt Fund is to seek a high level of interest income exempt from federal income taxes. The Fund invests primarily in investment grade tax-exempt debt obligations. The Fund may invest up to 20% of the Fund's assets in securities rated below BBB by S&P or Baa by Moody's, including securities rated as low as D by S&P or C by Moody's, or unrated securities that the Investment Manager believes to be of equivalent investment quality to comparably rated securities.

      There are differences in the investment objectives of the two Funds. Under normal circumstances, substantially all of the dividends paid by the Pennsylvania Tax-Free Fund are expected to be exempt from both federal and Pennsylvania State personal income taxes; dividends paid by the Tax-Exempt Fund are generally exempt only from federal income tax. The Pennsylvania Tax-Free Fund invests primarily in securities issued by or on behalf of the State of Pennsylvania or its political subdivisions. The Tax-Exempt Fund's investment objective, in contrast, does not obligate it to invest primarily in securities issued by or on behalf of the State of Pennsylvania or its political subdivisions; rather, it invests in securities issued by a variety of state and local governmental units. Both Funds, however, generally invest in debt securities with interest income exempt from federal income taxes, pursue substantially similar strategies of achieving their investment objective and are subject to similar investment restrictions.


      Investment Restrictions. While the investment restrictions of the Pennsylvania Tax-Free Fund are similar in certain respects to those of the Tax-Exempt Fund, there are subtle differences. Set forth below is a summary of the similarities of and differences between the existing investment restrictions of the Pennsylvania Tax-Free Fund and the investment restrictions of the Tax-Exempt Fund. The summary is qualified in its entirety by reference to and is made subject to the complete text of the investment restrictions of each Fund, which are set forth in the Statement of Additional Information. The investment objective of each Fund and certain of the investment restrictions of each Fund are deemed fundamental, which means that they may not be changed without the approval of a majority of such Fund's outstanding voting securities (as defined in the 1940 Act). Investment restrictions which are not deemed fundamental may be changed by a Fund's Trustees without shareholder approval.


1. The Tax-Exempt Fund has a fundamental investment restriction which prohibits the Fund from investing in a security if the transaction would result in more than five percent of the Fund's total assets being invested in any one issuer or if the transaction would result in the Fund's owning more than ten percent of the voting securities of any one issuer (except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government). The Pennsylvania Tax-Free Fund does not have such a restriction.

2. The Tax-Exempt Fund is subject to a fundamental restriction that prohibits the purchase of securities of issuers that have been in continuous operation for less than three years if such purchase would cause more than five percent of the total assets of the Fund to be invested in the securities of such issuers, unless such securities are rated BBB or higher by S&P or Ba or higher by Moody's. These restrictions do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government. The Pennsylvania Tax-Free Fund does not have such a restriction.

3. Both Funds are subject to a fundamental investment restriction which states that the Fund may not issue senior securities.

4. Both Funds have a fundamental investment restriction prohibiting underwriting or participating in the marketing of securities of other issuers. For each Fund, this restriction, however, provides an exception for such Fund if it were to purchase securities of other issuers for investment, either from the issuers, persons in a control relationship with the issuers or from underwriters of such securities. The applicable restriction on the Pennsylvania Tax-Free Fund provides an exception in circumstances where, in connection with the disposition of the Fund's securities, the Fund may be deemed an underwriter under certain federal securities laws.


5. Both Funds have a fundamental investment restriction prohibiting the purchase or sale of fee simple interests in real estate. The Pennsylvania Tax-Free Fund's restriction clarifies, however, that such Fund may purchase and sell other interests in real estate including securities which are secured by real estate or securities of companies which own or invest or deal in real estate.

6. The Tax-Exempt Fund has a fundamental investment restriction prohibiting the Fund from investing in commodities or commodity contracts, except that the Fund may invest in financial futures contracts and options on futures contracts. The Pennsylvania Tax-Free Fund is subject to a fundamental investment restriction prohibiting it from investing in commodities or commodity contracts in excess of ten percent of the Fund's total assets (except for investments in futures contracts and options on futures contracts on securities or securities indices).

7. The Tax-Exempt Fund has a fundamental investment restriction prohibiting the Fund from conducting arbitrage transactions (subject to certain exceptions such as that the Fund may invest in futures and options for hedging purposes). The Pennsylvania Tax-Free Fund has a nonfundamental investment restriction against engaging in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures on securities, securities indices and currencies.

8. Both Funds are subject to substantially similar fundamental investment restrictions which prohibit the lending of assets of the Funds, subject to exceptions for the purchase of bonds, debentures, notes and similar obligations (including repurchase agreements) in accordance with each Fund's investment policies and objectives. In addition, the Pennsylvania Tax-Free Fund may lend portfolio securities without violating this restriction.

9. The Tax-Exempt Fund has a fundamental investment restriction regarding illiquid securities which states that the Fund may not invest more than ten percent of its total assets in illiquid securities, including securities restricted as to resale and repurchase agreements extending for more than seven days and other securities which are not readily marketable. A current nonfundamental investment restriction of the Pennsylvania Tax-Free Fund prohibits the purchase of any securities or the entering into of a repurchase agreement if as a result more than 15% of the Fund's total assets would be invested in securities that are not readily marketable and repurchase agreements not entitling the holder to payment of principal and interest within seven days.

10. The Tax-Exempt Fund has a fundamental investment restriction and the Pennsylvania Tax-Free Fund has a nonfundamental investment restriction prohibiting them from investing in interests in oil, gas or other mineral exploration or development programs, subject to certain exceptions. The Tax-Exempt Fund may invest in securities which are based, directly or indirectly, on the credit of companies which invest in or sponsor such exploration programs. The Pennsylvania Tax-Free Fund, on the other hand, may invest in securities issued by companies which invest in or sponsor such exploration programs and in securities indexed to the price of oil, gas or other minerals.


11. The Pennsylvania Tax-Free Fund is subject to a fundamental investment restriction which prohibits the Fund from making an investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities issued in connection with the financing of projects with similar characteristics. The Tax-Exempt Fund does not have such a restriction.


12. The Tax-Exempt Fund is subject to a fundamental investment restriction which prohibits the Fund from making an investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers conducting their principal activities in the same state. This restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government. The Pennsylvania Tax-Free Fund does not have such a restriction.


13. The Tax-Exempt Fund is subject to a fundamental investment restriction that prohibits the borrowing of money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, and then not in an amount in excess of ten percent of the value of its total assets, provided that reverse repurchase agreements shall not exceed five percent of its total assets and that additional investments will be suspended during any period when borrowing exceeds five percent of total assets. The Pennsylvania Tax-Free Fund has a fundamental investment restriction stating that the Fund may not borrow money except for borrowings from banks for extraordinary and emergency purposes, and then not in an amount in excess of 25% of the value of its total assets, and except insofar as reverse repurchase agreements may be regarded as borrowing.


14. Pursuant to a nonfundamental investment restriction, the Tax-Exempt Fund may not purchase securities of any company in which any officer or Trustee of the Fund or its investment adviser owns more than one half of one percent of the outstanding securities, or in which all of the officers and Trustees of the Fund and its investment adviser, as a group, own more than five percent of such securities. The Pennsylvania Tax-Free Fund does not have such an investment restriction.

15. Both Funds have a nonfundamental investment restriction stating that the Fund may not hypothecate, mortgage or pledge any of its assets except to secure permitted borrowings (and then, in the case of the Tax-Exempt Fund, not in excess of ten percent of the Tax-Exempt Fund's assets). Under each Fund's restriction, financial futures, options on financial futures and similar arrangements are not deemed to involve a pledge of assets.

16. Both Funds have a nonfundamental investment restriction stating that the Fund may not invest in companies for the purpose of exercising control over the management of such companies.

17. Pursuant to substantially similar nonfundamental investment restrictions, each Fund may not invest in securities of any other investment company, except in connection with a merger, consolidation or similar reorganization, if such investment would represent more than three percent of the outstanding voting stock of such other company or more than five percent of the value of the total assets of the Fund, or if such investments in the aggregate would exceed ten percent of the value of the total assets of the Fund.


18. The Pennsylvania Tax-Free Fund has a nonfundamental investment restriction prohibiting the Fund from purchasing securities on margin or making short sales of securities or maintaining a short position, except for short sales "against the box" (as a matter of current operating, but not fundamental policies, the Fund will not make short sales or maintain a short position unless not more than five percent of the Fund's net assets (taken at current value) is held as collateral for such sales at any time). Similarly, the Tax-Exempt Fund is subject to a nonfundamental investment restriction barring it from purchasing securities on margin, making short sales of securities or purchasing or dealing in puts, calls, straddles or spreads with respect to any security, except in connection with the purchase or writing of options, including options on financial futures, and futures contracts.

19. The Pennsylvania Tax-Free Fund is subject to a nonfundamental investment restriction prohibiting the Fund from investing in warrants which would comprise more than five percent of the value of its net assets, provided that warrants not listed on the New York or American Stock Exchanges shall be further limited to two percent of its net assets. Warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value. The Tax-Exempt Fund is not subject to such a restriction.



                COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS

      Class A shares of each Fund are subject to (i) an initial sales charge of up to 4.5% and (ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.

      Class B shares of each Fund are subject to (i) a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of these shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class B shares.


      Class C shares of each Fund are offered only to certain other employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees.


      Class D shares of each Fund are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares.

      Because the Reorganization will be effected at net asset value without the imposition of a sales charge, Tax-Exempt Fund Shares acquired by shareholders of the Pennsylvania Tax-Free Fund pursuant to the proposed Reorganization would not be subject to any initial sales charge or contingent deferred sales charge as a result of the Reorganization. However, holders of the Tax-Exempt Fund Shares acquired as a result of the Reorganization would continue to be subject to a contingent deferred sales charge upon subsequent redemption to the same extent as if they had continued to hold their shares of the Pennsylvania Tax-Free Fund.

      Each Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations promulgated under the 1940 Act. Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

            Class of Shares
             of Each Fund           Service Fee       Distribution Fee
            ---------------         -----------       ----------------
                 A                    0.25%                None
                 B                    0.25%                0.75%
                 C                    None                 None
                 D                    0.25%                0.75%

      Some or all of the service fees are used to reimburse securities dealers (including securities dealers that are affiliates of the Distributor) for personal services and/or the maintenance of shareholder accounts. In addition, the Distributor generally pays an initial commission to dealers for the sale of shares of each Fund with a portion of such commission representing payment for personal services and/or the maintenance of shareholder accounts by such dealers. Dealers who have sold Class A shares of each Fund are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class D shares of each Fund are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the

Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and/or the maintenance of shareholder accounts.


      The distribution fees are used primarily to offset initial and ongoing commissions paid to securities dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by securities dealers. Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid to affiliates by the Fund), have also been authorized pursuant to the Distribution Plan.


      Class A shares of the Funds may be purchased without a sales charge by certain Trustees, directors, officers, employees, their relatives and other persons directly or indirectly related to the Funds or affiliated entities. Class A shares of the Funds may also be sold at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements or managed fee-based programs.


                  COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

      Each Fund offers the same shareholder services, including the Open Account System, reinvestment privileges, a systematic withdrawal plan, a dividend allocation plan, telephone purchases, telephone exchanges, telephone redemptions and access to the Investamatic Check Program, an automatic investment program. Because each Fund currently offers the same shareholder services, after the closing of the proposed Reorganization the same services will continue to be available to the shareholders of the Pennsylvania Tax-Free Fund.


                                    FISCAL YEAR

      Both Funds operate on fiscal years ending December 31.


                                    PERFORMANCE


Tax-Exempt Fund


      The following is a discussion of the performance of the Tax-Exempt Fund for the six months ended June 30, 1995 and the fiscal year ended December 31, 1994.

      The six months ended June 30, 1995 were better than the year ended December 31, 1994. The Fund had a positive return through the first half of 1995, although it trailed the average for its category because the portfolio was conservatively positioned. The Fund had shortened its duration (a measure of a fund's sensitivity to interest rate changes) to protect it if interest rates increased, as had happened throughout 1994. When interest rates fell sharply instead, the Fund did not enjoy the full benefit of the market rally.

      The Fund has extended its duration slightly, which will help in an environment of falling rates. In addition, the Fund has upgraded the quality of bonds in the portfolio and increased the percentage of insured bonds. As of June 30, 1995, the bonds in the portfoio had an average credit quality of AA.

      Average Annual Total Return for periods ended June 30, 1995:

                                        Life of Fund
          1 year         5 years        (since 8/25/86)
-------   ------         -------        ---------------
Class A   +1.46%         +6.21%            +6.49%
Class B   +0.32%         +6.53%            +6.84%
Class C   +6.38%         +7.25%            +7.08%
Class D   +4.32%         +6.83%            +6.84%



      In 1994, the bond market was repeatedly buffeted by uncertainty over the strength of the economy and the timing of the Fed's next rate increase. When the municipal bond market declined sharply in February, March and April 1994, the Fund attempted to reduce risk in the portfolio by replacing longer-term bonds with less interest-rate-sensitive, shorter-term bonds. In some cases the Fund sold bonds for losses and replaced them with higher-yielding, more defensive bonds. The Fund also increased the quality of the portfolio, because higher quality bonds tend to perform better in weak markets.


      The portfolio holds a number of bonds from so-called "specialty states"--states where there are tax incentives to buy in-state bonds or where bonds tend to be in short supply. Typically, demand is fairly consistent for such bonds, which can be advantageous in a bad market. Specialty states include Massachusetts, North Carolina (which also offers very high quality), New York, Ohio and Connecticut.

Comparison Of Change In Value Of A $10,000 Investment In Tax-Exempt Fund And The Lehman Municipal Bond Index

State Street Research Tax-Exempt Fund - Class A

                                LINE CHART DATA
                           (INCEPTION VALUE = $9,550)
                                                VALUE OF
                                               ACCOUNT OF
                       VALUE OF             LEHMAN MUNI BOND
                      ACCOUNT AT                INDEX AT
  DATE                 YEAR END                 YEAR END

 8/25/86               $ 9,550                  $10,000
12/31/86                 9,889                   10,371
12/31/87                 9,748                   10,527
12/31/88                11,063                   11,597
12/31/89                12,128                   12,849
12/31/90                12,713                   13,785
12/31/91                14,213                   15,459
12/31/92                15,538                   16,821
12/31/93                17,420                   18,888
12/31/94                16,218                   17,911


State Street Research Tax-Exempt Fund - Class B

                                LINE CHART DATA
                           (INCEPTION VALUE = $10,000)
                                                VALUE OF
                                               ACCOUNT OF
                       VALUE OF             LEHMAN MUNI BOND
                      ACCOUNT AT                INDEX AT
  DATE                 YEAR END                 YEAR END

 8/25/86               $10,000                  $10,000
12/31/86                10,355                   10,371
12/31/87                10,208                   10,527
12/31/88                11,585                   11,597
12/31/89                12,699                   12,849
12/31/90                13,313                   13,785
12/31/91                14,883                   15,459
12/31/92                16,270                   16,821
12/31/93                18,165                   18,888
12/31/94                16,786                   17,911


State Street Research Tax-Exempt Fund - Class C

                                LINE CHART DATA
                           (INCEPTION VALUE = $10,000)
                                                VALUE OF
                                               ACCOUNT OF
                       VALUE OF             LEHMAN MUNI BOND
                      ACCOUNT AT                INDEX AT
  DATE                 YEAR END                 YEAR END

 8/25/86               $10,000                  $10,000
12/31/86                10,355                   10,371
12/31/87                10,208                   10,527
12/31/88                11,585                   11,597
12/31/89                12,699                   12,849
12/31/90                13,313                   13,785
12/31/91                14,883                   15,459
12/31/92                16,270                   16,821
12/31/93                18,224                   18,888
12/31/94                17,028                   17,911



State Street Research Tax-Exempt Fund - Class D

                                LINE CHART DATA
                           (INCEPTION VALUE = $10,000)
                                                VALUE OF
                                               ACCOUNT OF
                       VALUE OF             LEHMAN MUNI BOND
                      ACCOUNT AT                INDEX AT
  DATE                 YEAR END                 YEAR END

 8/25/86               $10,000                  $10,000
12/31/86                10,355                   10,371
12/31/87                10,208                   10,527
12/31/88                11,585                   11,597
12/31/89                12,699                   12,849
12/31/90                13,313                   13,785
12/31/91                14,883                   15,459
12/31/92                16,270                   16,821
12/31/93                18,163                   18,888
12/31/94                16,784                   17,911



      All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Tax-Exempt Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. In March 1992, the Tax-Exempt Fund changed its investment objective to eliminate requirements that specify that a percentage of the Tax-Exempt Fund be invested in certain rating categories. Previously, it was required to invest 80% in securities rated A, BBB, BB or better. Past performance, therefore, may not be indicative of future results. Shares of the Tax-Exempt Fund had no class designations until June 7, 1993, when designations were assigned based on the pricing and 12b-1 fees applicable to shares sold thereafter. Performance data for a specified class include periods prior to the adoption of class designations. "A" share returns for each of the periods reflect the maximum 4.5% sales charge. "B" share returns for the 1- and 5-year periods reflect a 5% and a 2% contingent deferred sales charge, respectively. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. "D" share return for the 1-year period reflects a 1% contingent deferred sales charge. Performance for "B" and "D" shares prior to June 7, 1993, reflects annual 12b-1 fees of 0.25% and performance thereafter reflects annual 12b-1 fees of 1%, which will reduce subsequent performance. The Lehman Muni Bond Index represents approximately 15,000 fixed-coupon, investment-grade municipal bonds. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.


      Further information about each Fund's performance is contained in each Fund's annual and semiannual reports, which may be obtained without charge by writing to the Funds at One Financial Center, Boston, Massachusetts 02111, or calling (800) 562-0032.

                   COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

      General. The Pennsylvania Tax-Free Fund and the Tax-Exempt Fund are series of the Trust which was established in 1985 under the laws of The Commonwealth of Massachusetts. The Pennsylvania Tax-Free Fund commenced operations in 1993, and the Tax-Exempt Fund commenced operations in 1986. Both Funds are governed by a Second Amended and Restated Master Trust Agreement dated June 5, 1993, as further amended thereafter. As a Massachusetts business trust, the Trust's operations are governed by its Master Trust Agreement and applicable federal and Massachusetts laws. The above-referenced Master Trust Agreement may hereinafter be referred to as the "Master Trust Agreement."

      Shares of the Pennsylvania Tax-Free Fund and the Tax-Exempt Fund. The beneficial interests in each of the Pennsylvania Tax-Free Fund and the Tax-Exempt Fund are represented by transferable shares, par value $.001 per share. The Master Trust Agreement permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series. As of the date hereof, the Trust has five operating series: the Pennsylvania Tax-Free Fund, the Tax-Exempt Fund, State Street Research New York Tax-Free Fund, State Street Research Florida Tax-Free Fund and State Street Research California Tax-Free Fund. Each share of any Trust series represents an equal proportionate interest in the assets and liabilities, excluding differences in class expenses, belonging to that series. As such, each share is entitled to dividends and distributions out of the income (after expenses) belonging to that series as declared by the Board of Trustees.

      Voting Requirements. Generally, the provisions of the Master Trust Agreement of the Trust may be amended at any time, so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, by an instrument in writing signed by a majority of the then Trustees (or by an officer of such Trust pursuant to the vote of a majority of such Trustees). Generally, any amendment to the Trust's Master Trust Agreement that adversely affects the rights of shareholders of one or more series may be adopted by a majority of the then Trustees of the Trust when authorized by shareholders holding a majority of the shares entitled to vote.

      Voting Rights. The Master Trust Agreement of the Trust provides that special meetings of shareholders for any purpose requiring action by shareholders under such Master Trust Agreement or the Trust's By-laws shall be called upon the written request of holders of at least ten percent of the outstanding shares of the Trust or, as the context may require, a series thereof. The Master Trust Agreement of the Trust provides in general that shareholders have the power to vote only on the following matters, each as more fully described in such Master Trust Agreements: (i) the election or removal of Trustees as provided in the Master Trust Agreement; (ii) with respect to certain contracts, such as contracts for investment advisory or management services, to the extent required as provided in the Master Trust Agreement as a whole; (iii) with respect to any termination or reorganization of the Trust; (iv) an amendment of the Master Trust Agreement as provided in the Master Trust Agreement; (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust, any Sub-Trust thereof or its stockholders; and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Master Trust Agreement, the By-laws or any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing matters will involve separate votes of one or more series of a Trust, while others will require a vote of the Trust's shareholders as a whole.

      Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust. The Master Trust Agreement of the Trust provides for indemnification, under certain circumstances, out of Trust property for all losses and expenses of any shareholder held personally liable by virtue of his status as such, and not because of such shareholder's acts or omissions or for some other reason, for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Trust to be remote since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself would be unable to meet its obligations.

      Liability of Trustees and Officers. Under the Master Trust Agreement of the Trust, Trustees and officers will be indemnified, under certain circumstances, for all liabilities, including the expenses of litigation, against them unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, such determination to be based upon the outcome of a court action or administrative proceeding or a reasonable determination, following a review of the facts, by (a) a vote of a majority of a quorum of the Trustees who are neither "interested persons" of the Trust as defined in the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for these expenses provided that the Trustee or officer undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met. It should be noted that it is the view of the staff of the Securities and Exchange Commission that to the extent that any provisions such as those described above are inconsistent with the 1940 Act including Section 17 thereof, the provisions of the 1940 Act are preemptive.

      The foregoing is only a summary of certain of the provisions of the Trust's Master Trust Agreement and By-laws. Shareholders should refer directly to the provisions of the Master Trust Agreement and By-laws for their full text.


                                   MANAGEMENT

      The investment manager for each of the Funds is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Funds, subject to the authority of the Board of Trustees. As of June 30, 1995, the Investment Manager had assets of approximately $26.2 billion under management.

      The portfolio manager for the Tax-Exempt Fund is Susan W. Drake. Ms. Drake has managed the Tax-Exempt Fund since 1990. Ms. Drake's principal occupation currently is Vice President of State Street Research & Management Company. During the past five years, she has also served as a securities analyst for State Street Research & Management Company.


      The portfolio managers for the Pennsylvania Tax-Free Fund are Ms. Drake and Paul J. Clifford. Ms. Drake and Mr. Clifford have managed the Pennsylvania Tax-Free Fund since the commencement of operations in August 1993. Mr. Clifford's principal occupation currently is Vice President of State Street Research & Management Company. During the past five years, he has also served as a securities analyst for State Street Research & Management Company.



                     ADDITIONAL INFORMATION ABOUT THE FUNDS


      Information about the Tax-Exempt Fund is included in its current Prospectus dated May 1, 1995, a copy of which is included herewith and incorporated by reference herein. Additional information about the Tax-Exempt Fund is included in the Fund's Statement of Additional Information dated May 1, 1995. This Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference herein. Copies of this Statement may be obtained without charge by writing to State Street Research Tax-Exempt Fund, One Financial Center, Boston, Massachusetts 02111, or by calling (800) 562-0032.

      Information about the Pennsylvania Tax-Free Fund is included in its current Prospectus dated May 1, 1995, which is incorporated by reference herein. Additional information about the Pennsylvania Tax-Free Fund is included in the Fund's Statement of Additional Information dated May 1, 1995. This Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference herein. Copies of this Statement may be obtained without charge by writing to State Street Research Pennsylvania Tax-Free Fund, One Financial Center, Boston, Massachusetts 02111 or by calling
(800) 562-0032.

      Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files proxy material, reports and other information with the Securities and Exchange Commission. These reports can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549, as well as at the following regional offices: New York Regional Office, 75 Park Place, Room 1228, New York, NY 10007; and Chicago Regional Office, Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago IL 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington DC 20549 at prescribed rates.

                               VOTING INFORMATION

      Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person or by submitting a written notice of revocation or a later-dated proxy to the Trust at the address of the Trust set forth on the cover page of this Joint Proxy Statement/Prospectus prior to the date of the Meeting. Shareholders of record of the Pennsylvania Tax-Free Fund at the close of business on [____________,] 1995 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting of the Fund or to vote at any adjournments thereof. This Joint Proxy Statement/Prospectus, proxies and accompanying Notice of Meeting were first sent or given to shareholders of the Funds on or about [____________,] 1995.

      As of the Record Date, there were approximately [_______], [______], [_______] and [_____] issued and outstanding Class A, Class B, Class C and Class D shares, respectively, of the Pennsylvania Tax-Free Fund. Each share of such Fund is entitled to one vote, with a proportionate vote for each fractional share.

      If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions on the proxy. Unless instructions to the contrary are marked thereon, the proxy will be voted for the proposal described herein and, in the discretion of the persons named herein as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Meeting or any adjournments thereof. The Board of Trustees does not currently know of any matter to be considered at the Meeting other than the proposal to approve the Plan of Reorganization.


      The affirmative vote of the holders of a majority of the outstanding voting shares of the Pennsylvania Tax-Free Fund (within the meaning of the 1940
Act), voting together as a single class, is required to approve the Plan of Reorganization on behalf of such Fund. Under the 1940 Act, the vote of a majority of the outstanding voting shares means the vote of the lesser of (a) 67% or more of the voting shares of the Fund, voting together as a single class, present at the Meeting, if the holders of more than 50% of the outstanding voting shares are present or represented by proxy, or (b) more than 50% of the outstanding voting shares of the Fund, voting together as a single class. Approval of the Plan of Reorganization by the shareholders of the Pennsylvania Tax-Free Fund is a condition of the consummation of the Reorganization. If the Reorganization is not approved, the Trustees of the Trust will continue the management of the Pennsylvania Tax-Free Fund and the Tax-Exempt Fund, respectively, and may consider other alternatives in the best interests of each Fund's shareholders.

      The holders of a majority of the shares entitled to vote of the Pennsylvania Tax-Free Fund outstanding at the close of business on the Record Date present in person or represented by proxy constitute a quorum for the Meeting; however, as noted above, the affirmative vote of a majority of the voting shares of such Fund, voting together as a single class (within the meaning of the 1940 Act) is required to approve the Reorganization. In the event a quorum is not present at the Meeting or in the event a quorum is present at the Meeting but sufficient votes to approve the Plan of Reorganization are not received, the persons named as proxies may propose one or more adjournments, without further notice to shareholders, of the Meeting to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders.

      For purposes of determining the presence of a quorum for transacting business at the Meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Pennsylvania Tax-Free Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposals to be acted upon at the Meeting.


      Expenses of the Reorganization will be apportioned between the Distributor and the Funds in a fair and equitable manner. Expenses will be allocated to the Tax-Exempt Fund and the Pennsylvania Tax-Free Fund in an appropriate manner on the basis of identifiable direct costs or otherwise on the basis of relative net assets and the Distributor will assume one-half of each Fund's assets. Such expenses include costs of preparing, printing and mailing the enclosed proxy, accompanying notice and Joint Proxy Statement/Prospectus and all other costs in connection with solicitation of proxies, including any additional solicitation by letter, telephone or telegraph. In addition to solicitation of proxies by mail, officers of the Trust and officers and regular employees of the Investment Manager, affiliates of the Investment Manager, or other representatives of the Trust may also solicit proxies by telephone or telegram or in person. A proxy solicitation firm may also be retained to assist in any special, personal solicitation of proxies. The costs of retaining such a firm is not expected to exceed $12,000.

      THE TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES OF THE TRUST, RECOMMEND APPROVAL OF THE PLAN OF REORGANIZATION.



                               DISSENTERS' RIGHTS

      Neither the Master Trust Agreement of the Trust nor Massachusetts law grants the shareholders of the Pennsylvania Tax-Free Fund any rights in the nature of dissenters' rights of appraisal with respect to any action upon which such shareholders may be entitled to vote; however, the normal right of mutual fund shareholders to redeem their shares is not affected by the proposed Reorganization.

                                      EXPERTS

      The financial statements of the Tax-Exempt Fund and the Pennsylvania Tax-Free Fund for the fiscal year ended December 31, 1994 included in each Fund's Statement of Additional Information have been incorporated herein by reference in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. Certain legal matters with respect to the issuance of the shares of the Trust will be passed upon by Goodwin, Procter & Hoar, Boston, Massachusetts.


                                   OTHER MATTERS

      The Board of Trustees does not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.


                         NO ANNUAL MEETING OF SHAREHOLDERS


      There will be no annual or further special meetings of shareholders of the Funds unless required by applicable law or called by the Trustees of such Fund in their discretion. In accordance with the 1940 Act, or under the Trust's Master Trust Agreement, as amended, any Trustee may be removed (i) by a written instrument, signed by at least two-thirds of the number of Trustees in office immediately prior to such removal, specifying the date upon which such removal shall become effective; (ii) by a vote of shareholders holding not less than two-thirds of the shares of the Trust then outstanding, cast in person or by proxy at a meeting called for the purpose or (iii) by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding and filed with the Trust's custodian. Shareholders holding 10% or more of the shares of the Trust then outstanding can require that the Trustees call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. In addition, if ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 or at least 1% of the outstanding Fund shares, inform the Trustees that they wish to communicate with other shareholders, the Trustees will either give such shareholders access to the shareholder list or inform them of the cost involved if the Fund forwards material to shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.


      Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the State Street Research Tax-Exempt Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111. Shareholder proposals should be received in a reasonable time before the solicitation is made.

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES.


202700.c1

                                   EXHIBIT A


             AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION


      AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of _________, 1995 by and between State Street Research Tax-Exempt Trust, a Massachusetts business trust (the "Tax-Exempt Trust"), on behalf of the State Street Research Pennsylvania Tax-Free Fund series of the Tax-Exempt Trust (the "Pennsylvania Tax-Free Fund") and the Tax-Exempt Trust on behalf of the State Street Research Tax-Exempt Fund series of the Tax-Exempt Trust (the "Tax-Exempt Fund").

                              W I T N E S S E T H:

      WHEREAS, the Tax-Exempt Trust is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");


      WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended, such reorganization to consist of the transfer of all of the assets of the Pennsylvania Tax-Free Fund in exchange solely for Class A, Class B, Class C and Class D shares of beneficial interest, $.001 par value per share, of the Tax-Exempt Fund ("Tax-Exempt Fund Shares") and the assumption by the Tax-Exempt Fund of all of the liabilities of the Pennsylvania Tax-Free Fund and the distribution, after the Closing hereinafter referred to, of Tax-Exempt Fund Shares to the shareholders of the Pennsylvania Tax-Free Fund in liquidation of the Pennsylvania Tax-Free Fund, all upon the terms and conditions hereinafter set forth in this Agreement (collectively, the "Reorganization"); and


      WHEREAS, the Trustees of the Tax-Exempt Trust, including a majority of the Trustees and the Trustees who are not interested persons, have determined that participating in the transactions contemplated by this Agreement is in the best interests of each of the Funds.

      NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

      1. Transfer of Assets. Subject to the terms and conditions set forth herein, at the closing provided for in Section 5 (herein referred to as the "Closing") the Tax-Exempt Trust on behalf of the Pennsylvania Tax-Free Fund shall transfer all of the assets of the Pennsylvania Tax-Free Fund, and assign all Assumed Liabilities (as hereinafter defined) to the Tax-Exempt Fund, and the Tax-Exempt Trust on behalf of the Tax-Exempt Fund shall acquire all such assets, and shall assume all such Assumed Liabilities (as hereinafter defined), upon delivery to the Tax-Exempt Trust on behalf of the Pennsylvania Tax-Free Fund of Tax-Exempt Fund Shares having a net asset value equal to the value of the net assets of the Pennsylvania Tax-Free Fund transferred (the "New Shares"). "Assumed Liabilities" shall mean all liabilities, including all expenses, costs, charges and reserves reflected in an unaudited statement of assets and liabilities of the Pennsylvania Tax-Free Fund as of the close of business on the Valuation Date (as hereinafter defined), determined in accordance with generally accepted accounting principles consistently applied from the prior audited period. The net asset value of the New Shares and the value of the net assets of the Pennsylvania Tax-Free Fund to be transferred shall be determined as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (the "Valuation Date") using the valuation procedures set forth in the then current prospectus and statement of additional information of the Tax-Exempt Fund. All Assumed Liabilities of the Pennsylvania Tax-Free Fund, to the extent that they exist at or after the Closing, shall after the Closing attach to the Tax-Exempt Fund and may be enforced against the Tax-Exempt Fund to the same extent as if the same had been incurred by the Tax-Exempt Fund.

      2. Liquidation of the Pennsylvania Tax-Free Fund. At or as soon as practicable after the Closing, the Pennsylvania Tax-Free Fund will be liquidated and the New Shares delivered to the Tax-Exempt Trust on behalf of the Pennsylvania Tax-Free Fund will be distributed to shareholders of the Pennsylvania Tax-Free Fund, each shareholder to receive the number of New Shares of the corresponding class and equal to the pro rata portion of shares of beneficial interest of the Pennsylvania Tax-Free Fund held by such shareholder as of the close of business on the Valuation Date. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Tax-Exempt Fund in the name of each shareholder of the Pennsylvania Tax-Free Fund and representing the respective pro rata number of New Shares due such shareholder. As soon as practicable after the Closing, the Tax-Exempt Trust shall file on behalf of the Pennsylvania Tax-Free Fund such instruments of dissolution, if any, as are necessary to effect the dissolution of the Pennsylvania Tax-Free Fund and shall take all other steps necessary to effect a complete liquidation and dissolution of the Pennsylvania Tax-Free Fund. As of the Closing, each outstanding certificate which, prior to the Closing, represented shares of the Pennsylvania Tax-Free Fund will be deemed for all purposes to evidence ownership of the number of Tax-Exempt Fund Shares issuable with respect thereto pursuant to the Reorganization. After the Closing, certificates originally representing shares of Class A or Class C of the Pennsylvania Tax-Free Fund will be rendered null and void and nonnegotiable; upon special request and surrender of such certificates to State Street Bank and Trust Company as transfer agent, holders of these nonnegotiable certificates shall be entitled to receive certificates representing the number of Tax-Exempt Fund Shares issuable with respect thereto. All Class B and Class D shares of record of the Tax-Exempt Fund are held in book entry form and no certificates for such shares will be issued.


      3.    Representations and Warranties.

            (a) The Tax-Exempt Trust, on behalf of the Pennsylvania Tax-Free Fund, hereby represents and warrants to the Tax-Exempt Fund as follows:


                  (i) the Tax-Exempt Trust is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;


                  (ii) the Tax-Exempt Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Pennsylvania Tax-Free Fund;

                 (iii) the execution and delivery of this Agreement on behalf of the Pennsylvania Tax-Free Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Tax-Exempt Trust or the shareholders of the Pennsylvania Tax-Free Fund (other than as contemplated in Section 4(h)) are necessary to authorize this Agreement and the transactions contemplated hereby;

                  (iv) this Agreement has been duly executed by the Tax-Exempt Trust on behalf of the Pennsylvania Tax-Free Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

                 (v) neither the execution and delivery of this Agreement by the Tax-Exempt Trust on behalf of the Pennsylvania Tax-Free Fund, nor the consummation by the Tax-Exempt Trust on behalf of the Pennsylvania Tax-Free Fund of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Master Trust Agreement or By-Laws of the Tax-Exempt Trust, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Tax-Exempt Trust is a party or by which the Tax-Exempt Trust or any of its assets is subject or bound; and

                  (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Tax-Exempt Trust on behalf of the Pennsylvania Tax-Free Fund or the consummation of any transactions contemplated hereby by the Tax-Exempt Trust, other than as shall be obtained at or prior to the Closing.

            (b) The Tax-Exempt Trust, on behalf of the Tax-Exempt Fund, hereby represents and warrants to the Pennsylvania Tax-Free Fund as follows:


                  (i) The Tax-Exempt Trust is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;


                 (ii) The Tax-Exempt Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Tax-Exempt Fund;

                 (iii) the execution and delivery of this Agreement on behalf of the Tax-Exempt Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Tax-Exempt Trust or the shareholders of the Tax-Exempt Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

                  (iv) this Agreement has been duly executed by the Tax-Exempt Trust on behalf of the Tax-Exempt Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

                 (v) neither the execution and delivery of this Agreement by the Tax-Exempt Trust on behalf of the Tax-Exempt Fund, nor the consummation by the Tax-Exempt Trust on behalf of the Tax-Exempt Fund of the transaction contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Master Trust Agreement or By-Laws of the

      Tax-Exempt Trust, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Tax-Exempt Trust is a party or by which the Tax-Exempt Trust or any of its assets is subject or bound; and

                  (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Tax-Exempt Trust on behalf of the Tax-Exempt Fund or the consummation of any transactions contemplated hereby by the Tax-Exempt Trust, other than as shall be obtained at or prior to the Closing.

      4. Conditions Precedent. The obligations of the Tax-Exempt Trust on behalf of the Pennsylvania Tax-Free Fund and the Tax-Exempt Trust on behalf of the Tax-Exempt Fund to effectuate the plan of reorganization and liquidation hereunder shall be subject to the satisfaction of the following conditions:

            (a) At or immediately prior to the Closing, the Tax-Exempt Trust shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Pennsylvania Tax-Free Fund all of such Fund's investment company taxable income for taxable years ending at or prior to the Closing (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

            (b) A registration statement of the Tax-Exempt Fund on Form N-14 under the Securities Act of 1933, as amended (the "Securities Act"), registering the New Shares under the Securities Act, and such amendment or amendments thereto as are determined by the Board of Trustees of the Tax-Exempt Trust to be necessary and appropriate to effect such registration of the New Shares (the "Registration Statement"), shall have been filed with the Commission and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of such Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

            (c) The New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

            (d) All representations and warranties of the Tax-Exempt Trust on behalf of the Pennsylvania Tax-Free Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Tax-Exempt Trust on behalf of the Tax-Exempt Fund shall have received a certificate of an officer of the Tax-Exempt Trust acting on behalf of the Pennsylvania Tax-Free Fund to that effect in form and substance reasonably satisfactory to the Tax-Exempt Trust on behalf of the Tax-Exempt Fund;

            (e) All representations and warranties of the Tax-Exempt Trust on behalf of the Tax-Exempt Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Tax-Exempt Trust on behalf of the Pennsylvania Tax-Free Fund shall have received a certificate of an officer of the Tax-Exempt Trust acting on behalf of the Tax-Exempt Fund to that effect in form and substance reasonably satisfactory to the Tax-Exempt Trust on behalf of the Pennsylvania Tax-Free Fund;

            (f) The Tax-Exempt Trust on behalf of the Pennsylvania Tax-Free Fund and the Tax-Exempt Trust on behalf of the Tax-Exempt Fund shall have received an opinion from Goodwin, Procter & Hoar regarding tax matters in connection with the Reorganization;

            (g) The Tax-Exempt Trust on behalf of the Tax-Exempt Fund shall have received an agreed upon procedures report, in accordance with established accounting standards for such reports, of Price Waterhouse LLP, auditors for the Tax-Exempt Trust, as to the unaudited statement of assets and liabilities described in Section 1 of this Agreement; and

            (h) A vote approving this Agreement and the Reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding Class A, Class B, Class C and Class D shares of beneficial interest of the Pennsylvania Tax-Free Fund (within the meaning of the 1940 Act), voting together as a single class, entitled to vote at the special meeting of shareholders of the Pennsylvania Tax-Free Fund duly called for such purpose.

            (i) The Funds shall have received from the Commission an order approving the Funds' application pursuant to Section 17(b) of the 1940 Act for an order exempting the Reorganization from Section 17(a) of the 1940 Act and pursuant to Rule 17d-1 under the 1940 Act for an order exempting the Reorganization from Section 17(d) of the1940 Act and Rule 17d-1 thereunder.

      5. Closing. The Closing shall be held at the offices of the Tax-Exempt Trust and shall occur (a) immediately prior to the opening of business on the first Monday following receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Pennsylvania Tax-Free Fund at which this Agreement is considered or (b) such later time as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously unless otherwise provided. At, or as soon as may be practicable following the Closing, the Tax-Exempt Fund shall distribute the New Shares to the Pennsylvania Tax-Free Fund Record Holders (as herein defined) by instructing the Tax-Exempt Fund to register the appropriate number of New Shares in the names of the Pennsylvania Tax-Free Fund's shareholders and the Tax-Exempt Fund agrees promptly to comply with said instruction. The shareholders of record of the Pennsylvania Tax-Free Fund as of the close of business on the Valuation Date shall be certified by the Tax-Exempt Trust's transfer agent (the "Pennsylvania Tax-Free Fund Record Holders").


      6. Expenses. The expenses incurred in connection with the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated, will be apportioned between State Street Research Investment Services, Inc.(the "Distributor"), the distributor for each of the Funds, and the Funds in a fair and equitable manner. Expenses will be allocated to the Tax-Exempt Fund and the Pennsylvania Tax-Free Fund in an appropriate manner on the basis of identifiable direct costs or otherwise on the basis of relative net assets and the Distributor will assume one-half of each Fund's expenses. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the registration statement on Form N-14 contemplated hereby; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary to qualify the New Shares under applicable blue sky laws; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation costs of the transaction.

      7. Termination. This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Tax-Exempt Trust, at any time prior to the Closing, if circumstances should develop that, in the opinion of the Board of Trustees, in its sole discretion, make proceeding with this Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Pennsylvania Tax-Free Fund or the Tax-Exempt Fund, or their respective trustees or officers, to the other party or its trustees or officers.

      8. Amendments. This Agreement may be amended, waived or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Tax-Exempt Trust acting on behalf of the Pennsylvania Tax-Free Fund and by the authorized officers of the Tax-Exempt Trust acting on behalf of the Tax-Exempt Fund; provided, however, that following the meeting of the Pennsylvania Tax-Free Fund shareholders called by the Tax-Exempt Trust pursuant to Section 4(h) of this Agreement, no such amendment, waiver or supplement may have the effect of changing the provisions for determining the number of Tax-Exempt Fund Shares to be issued to the Pennsylvania Tax-Free Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.


      9. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts, except as to matters of conflicts of laws.


      10. Further Assurances. The Tax-Exempt Trust shall take such further action, prior to, at, and after the Closing, as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

      11. Limitations of Liability. The term "Tax-Exempt Trust" means and refers to the trustees from time to time serving under the Master Trust Agreement of the Tax-Exempt Trust, as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Tax-Exempt Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Tax-Exempt Trust, personally, but bind only the assets and property of the Pennsylvania Tax-Free Fund series of the Tax-Exempt Trust and the Tax-Exempt Fund series of the Tax-Exempt Trust, as the case may be, as provided in the Master Trust Agreement of the Tax-Exempt Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Tax-Exempt Trust and signed by an authorized officer of the Tax-Exempt Trust, acting as such, and neither such authorization nor such execution and delivery shall be deemed to have been made individually or to impose any personal liability, but shall bind only the trust property of the Tax-Exempt Trust as provided in its Master Trust Agreement. The Master Trust Agreement of the Tax-Exempt Trust provides, and it is expressly agreed, that each Sub-Trust of the Tax-Exempt Trust shall be charged with the liabilities in respect of that Sub-Trust and all expenses, costs, charges or reserves belonging to that Sub-Trust.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above by their duly authorized representatives.

                                    STATE STREET RESEARCH TAX-EXEMPT TRUST, on behalf of its State Street Research Pennsylvania Tax-Free Fund series
Attest:

                                    By:
/s/ Francis J. McNamara, III              /s/ Gerard P. Maus
----------------------------              ----------------------------
Francis J. McNamara, III                  Gerard P. Maus
Secretary                                 Treasurer


ATTEST: STATE STREET RESEARCH TAX-EXEMPT TRUST, on behalf of its State Street Research Tax-Exempt Fund series



                                    By:
/s/ Francis J. McNamara, III              /s/ Ralph F. Verni
----------------------------              ------------------------------
Francis J. McNamara, III                  Ralph F. Verni
Secretary                                 Chairman of the Board,
                                          President and Chief
                                          Executive Officer

                      STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of


                STATE STREET RESEARCH CALIFORNIA TAX-FREE FUND
                 STATE STREET RESEARCH FLORIDA TAX-FREE FUND
               STATE STREET RESEARCH PENNSYLVANIA TAX-FREE FUND
                                Each a series of
                    State Street Research Tax-Exempt Trust
                              One Financial Center
                          Boston, Massachusetts 02111
                                 (800) 562-0032

                        By and In Exchange For Shares of
                     STATE STREET RESEARCH TAX-EXEMPT FUND
                                  A series of
                    State Street Research Tax-Exempt Trust
                              One Financial Center
                          Boston, Massachusetts 02111
                                 (800) 562-0032


      This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of each of the State Street Research California Tax-Free Fund (the "California Tax-Free Fund), a series of State Street Tax-Exempt Trust (the "Trust"), the State Street Research Florida Tax-Free Fund (the "Florida Tax-Free Fund"), a series of the Trust, and the State Street Research Pennsylvania Tax-Free Fund (the "Pennsylvania Tax-Free Fund"), a series of the Trust, to the State Street Research Tax-Exempt Fund (the "Tax-Exempt Fund"), a series of the Trust, in exchange for Class A, Class B, Class C and Class D shares of beneficial interest, $.001 par value per share, of the Tax-Exempt Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:


            (1) The Statement of Additional Information of the Tax-Exempt Fund dated May 1, 1995;

            (2) The Statement of Additional Information of the California Tax-Free Fund dated May 1, 1995;

            (3) The Statement of Additional Information of the Florida Tax-Free Fund and the Pennsylvania Tax-Free Fund dated May 1, 1995;

            (4)   The Semiannual Report of the Tax-Exempt Fund dated June 30,
                  1995;

            (5) The Semiannual Report of the California Tax-Free Fund dated June 30, 1995;

            (6) The Semiannual Report of the Florida Tax-Free Fund dated June 30, 1995:

            (7) The Semiannual Report of the Pennsylvania Tax-Free Fund dated June 30, 1995; and


            (8) Pro forma financials for the California Tax-Free Fund, the Florida Tax-Free Fund, the Pennsylvania Tax-Free Fund and the Tax-Exempt Fund.

      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with (i) the Joint Proxy Statement/Prospectus of the Tax-Exempt Fund and the California Tax-Free Fund dated ___________, 1995; (ii) the Joint Proxy Statement/Prospectus of the Tax-Exempt Fund and the Florida Tax-Free Fund dated ___________, 1995; and (iii) the Joint Proxy Statement/Prospectus of the Tax-Exempt Fund and the Pennsylvania Tax-Free Fund dated ___________, 1995. A copy of each Joint Proxy Statement/Prospectus may be obtained without charge by calling or writing the Tax-Exempt Fund, the California Tax-Free Fund, the Florida Tax-Free Fund or the Pennsylvania Tax-Free Fund at the telephone numbers or addresses set forth above.

      The date of this Statement of Additional Information is ___________, 1995.

                     STATE STREET RESEARCH TAX-EXEMPT FUND
                                  A Series of
                     STATE STREET RESEARCH TAX-EXEMPT TRUST

                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 1995

                               TABLE OF CONTENTS

                                                                            Page


ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS ...........................    2

TAX-EXEMPT BONDS ..........................................................    5

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES ...........    6

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS ...........................   14

TRUSTEES AND OFFICERS .....................................................   18

INVESTMENT ADVISORY SERVICES ..............................................   23

PURCHASE AND REDEMPTION OF SHARES .........................................   24

NET ASSET VALUE ...........................................................   26

PORTFOLIO TRANSACTIONS ....................................................   28

CERTAIN TAX MATTERS .......................................................   30

DISTRIBUTION OF SHARES OF THE FUND ........................................   33

CALCULATION OF PERFORMANCE DATA ...........................................   38

CUSTODIAN .................................................................   43

INDEPENDENT ACCOUNTANTS ...................................................   43

FINANCIAL STATEMENTS ......................................................   43

APPENDIX ..................................................................  A-1


      The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Tax-Exempt Fund (the "Fund") dated May 1, 1995 which may be obtained without charge from the offices of State Street Research Tax-Exempt Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.

1285Q-950510 (0696) SSR-LD    TE-879D-595

                ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

      In addition to the investment policies set forth under "The Fund's Investments" and "Limiting Investment Risk" in the Fund's Prospectus, the Fund has adopted certain investment restrictions.

      The following restrictions are deemed fundamental and may not be changed except by the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940 (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is the Fund's policy:

      (1)   not to issue senior securities;

      (2) not to underwrite or participate in the marketing of securities of other issuers, although the Fund may, acting alone or in syndicates or groups, if determined by the Trust's Board of Trustees, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities;

      (3)   not to purchase or sell real estate in fee simple;

      (4) not to invest in commodities or commodity contracts, except that the Fund may make investments in financial futures and options on financial futures to the extent set forth in its Prospectus and Statement of Additional Information;

      (5) not to make loans, except that the Fund may purchase bonds, debentures, notes and similar obligations (including repurchase agreements with respect thereto) in accordance with applicable investment policies and objectives;

      (6) not to invest more than 10% of its total assets in illiquid securities, including securities restricted as to resale (limited to 5% of total assets), repurchase agreements extending for more than seven days and other securities which are not readily marketable;

      (7) not to conduct arbitrage transactions (provided that investments in futures and options for hedging purposes as provided herein and in the Fund's Prospectus shall not be deemed arbitrage transactions);

      (8) not to invest in oil, gas or other mineral exploration programs (provided that the Fund may invest in securities which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs);

      (9) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers conducting their principal activities in the same state (for purposes of this restriction securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government shall be excluded);

     (10) not to borrow money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 10% of the value of its total assets, provided that reverse repurchase agreements shall not exceed 5% of its total assets, and provided further that additional investments will be suspended during any period when borrowing exceeds 5% of total assets. Reverse repurchase agreements occur when the Fund sells money market securities and agrees to repurchase such securities at an agreed-upon price, date and interest payment. The Fund would use the proceeds from the transaction to buy other money market securities, which are either maturing or under the terms of a resale agreement, on the same day as (or day prior to) the expiration of the reverse repurchase agreement, and would employ a reverse repurchase agreement when interest income from investing the proceeds of the transaction is greater than the interest expense of the reverse repurchase agreement;

     (11) not to invest in a security if the transaction would result in more than 5% of the Fund's total assets being invested in any one issuer, except this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government;

     (12) not to invest in a security if the transaction would result in the Fund's owning more than 10% of any class of voting securities of an issuer, except this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government; and

     (13) not to invest in a security if the transaction would result in more than 5% of the Fund's total assets being invested in securities of issuers (including predecessors) with less than three years of continuous operations unless such securities are rated BBB or higher by Standard & Poor's Corporation ("S&P") or Ba or higher by Moody's Investors Service, Inc. ("Moody's"), and except this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government.

      The following investment restrictions may be changed by a vote of a majority of the Trustees. Under these restrictions, it is the Fund's policy:

      (1) not to purchase securities on margin, make a short sale of any securities or purchase or deal in puts, calls, straddles or spreads with respect to any security, except in connection with the purchase or writing of options, including options on financial futures, and futures contracts to the extent set forth in the Fund's Prospectus and Statement of Additional Information;

      (2) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 15% of the Fund's total assets, taken at cost (for the purpose of this restriction financial futures and options on financial futures are not deemed to involve a pledge of assets);

      (3) not to purchase a security issued by another investment company if, immediately after such purchase, the Fund would own, in the aggregate, (i) more than 3% of the total outstanding voting stock of such other investment company; (ii) securities issued by such other investment company having an aggregate value in excess of 5% of the value of the Fund's total assets; or (iii) securities issued by such other investment company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the Fund's total assets; provided, however, that the Fund may purchase investment company securities without limit for the purpose of completing a merger, consolidation or other acquisition of assets;

      (4) not to purchase for or retain any security of an issuer if, to the knowledge of the Trust, those of its officers and Trustees and officers and directors of its investment advisers who individually own more than 1/2 of 1% of the securities of such issuer, when combined, own more than 5% of the securities of such issuer taken at market; and

      (5) not to invest in companies for the purpose of exercising control over their management, although the Fund may from time to time present its views on various matters to the management of issuers in which it holds investments.

                                TAX-EXEMPT BONDS


      As used in the Fund's Prospectus and this Statement of Additional Information, the term "tax-exempt" refers to debt obligations the interest on which was at the time of issuance, in the opinion of bond counsel to the issuer, exempt from federal income tax. Tax-exempt bonds include debt obligations issued by a state, the District of Columbia or a territory or possession of the United States, or any political subdivision thereof, in order to obtain funds for various public purposes, including the construction of such public facilities as airports, bridges, highways, housing, mass transportation, roads, schools and water and sewer works. Other public purposes for which tax-exempt bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as industrial development bonds may be issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, conventions or trade show facilities, airports, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term tax-exempt bonds if the interest paid thereon is exempt from federal income tax. Interest on industrial development bonds used to fund the acquisition, construction, equipment, repair or improvement of privately operated industrial or commercial facilities may also be exempt from federal income tax, but the size of such issues is limited under current federal tax law.

      The two principal classifications of tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds.

      General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer's legislative body.

      Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

      Prices and yields on tax-exempt bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the tax-exempt bond market, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Information about the financial condition of an issuer of tax-exempt bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

      The ratings of Moody's and S&P represent their opinions and are not absolute standards of quality. Tax-exempt bonds with the same maturity, interest rate and rating may have different yields while tax-exempt bonds of the same maturity and interest rate with different ratings may have the same yield.

      Obligations of issuers of tax-exempt bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislators may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's tax-exempt bonds in the same manner.

                       ADDITIONAL INFORMATION CONCERNING
                         CERTAIN INVESTMENT TECHNIQUES

      Among other investments described below, the Fund may buy and sell options, futures contracts, and options on futures contracts with respect to securities and securities indices and may enter into closing transactions with respect to each of the foregoing, and invest in other derivatives, under circumstances in which the use of such techniques is expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the investment objective of the Fund. The Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity at a future time) and which, therefore, possess the risks of both futures and securities investments.

Futures Contracts

      Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

      The purchase of a futures contract on securities or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index.

      The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the transaction an amount of "initial margin" in cash or U.S. Treasury obligations.

      Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to that increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying asset has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

      At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate its position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of securities, such delivery and acceptance are seldom made.

      Futures contracts will be executed primarily (a) to establish a short position, and thus to protect the Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities which the Fund intends to purchase. In transactions establishing a long position in a futures contract, money market instruments equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.

Options on Securities

      The Fund may use options on securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period.

Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

      Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

      Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

      The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Options on Securities Indices

      The Fund may engage in transactions in call and put options on securities indices. For example, the Fund may purchase put options on indices of fixed income securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result.

      Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on securities, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

      A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. In connection with the use of such options, the Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, the Fund may employ and appropriate method to cover its position that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts

      An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy

      A basic option strategy for protecting the Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying security -- or (b) the writing of a call on securities or securities indices held by the Fund -- thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

      A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by the Fund, money market instruments equal to the aggregate exercise price of the options will be identified by the Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price for the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity

      The Fund will engage in transactions in futures contracts or options only as a hedge against changes resulting from market conditions which produce changes in the values of their securities or the securities which it intends to purchase (e.g., to replace portfolio securities which will mature in the near future) and, subject to the limitations described below, to enhance return. The Fund will not purchase any futures contract or purchase any call option if, immediately thereafter, more than one-third of the Fund's net assets would be represented by long futures contracts or call options. In addition, the Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.

      Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. Moreover, the use of financial futures, debt options and options on financial futures may involve risks not associated with other types of investments which the Fund intends to purchase. Most of the hedging anticipated for the Fund will be against the risk characteristics of its portfolio and not against the risk characteristics of specific debt securities. The Fund's ability to hedge effectively through transactions in financial futures or options depends on the degree to which price movements in its holdings correlate with price movements of the financial futures and options. The prices of the assets being hedged may not move in the same amount as the hedging instrument, or there may be a negative correlation which would result in an ineffective hedge and a loss to the Fund.

      Some positions in financial futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability effectively to hedge its securities and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Repurchase Agreements

      The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 20% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid assets held by the Fund will be limited to 10% of the Fund's total assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested to (a) not more than 5% in any one issuer; (b) not more than 5% in issuers with less than three years continuous operations; and (c) not more than 25% in issuers conducting their principal activities in the same state.

High Yield Securities

      Lower rated "high yield" securities (i.e., bonds rated BB or lower by S&P or Ba or lower by Moody's) commonly known as "junk bonds," of the type in which the Fund may invest generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities may also be subject to greater market price fluctuations than lower yielding, higher rated debt securities; credit ratings do not reflect this market risk. In addition, these ratings may not reflect the effect of recent developments on an issuer's ability to make interest and principal payments.

      Additional risks of "high yield" securities include (i) limited liquidity and secondary market support, particularly in the case of securities that are not rated or subject to restrictions on resale, which may limit the availability of securities for purchase by the Fund, limit the ability of the Fund to sell portfolio securities either to meet redemption requests or in response to changes in the economy or the financial markets, heighten the effect of adverse publicity and investor perceptions, and make selection and valuation of portfolio securities more subjective and dependent upon the Investment Manager's credit analysis; (ii) substantial market price volatility and/or the potential for the insolvency of issuers during periods of changing interest rates and economic difficulty, particularly with respect to high yield securities that do not pay interest currently in cash; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the possibility that earnings of the issuer may be insufficient to meet its debt service; (v) the realization of taxable income for shareholders without the corresponding receipt of cash in connection with investments in "zero coupon" or "pay-in-kind" securities. Growth in the market for "high yield" securities has paralleled a general expansion in certain sectors in the U.S. economy, and the effects of adverse economic changes (including a recession) are unclear. For further information concerning the ratings of debt securities, see the Appendix.

When-Issued Securities

      The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to up to a month or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs in the U.S. Treasury market when dealers begin to trade a new issue of bonds or notes shortly after a Treasury financing is announced, but prior to the actual sale of the securities. Similarly, securities to be created by a merger of companies may also be traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments.

Rule 144A Securities

      Subject to the limitations on illiquid and restricted securities noted above, the Fund may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of an active market for them.

Other Derivative Securities

      The Fund may invest in tax-exempt derivative products such as stripped tax-exempt bonds, synthetic floating rate tax-exempt bonds, tax-exempt asset backed securities including interests in trusts holding tax-exempt lease receivables and may enter into various interest rate transactions such as swaps, caps, floors or collars as described below. Many of these derivative products are new and are still being developed. Some of these products may generate taxable income or income which is believed to be non-taxable which may later be determined to be taxable. In making investments in any tax-exempt derivative, the Fund will take into consideration the impact on the Fund of the potential taxable nature of any income or gains, the effect of such taxable income or gains on the taxable and non-taxable status of dividends and distributions by the Fund to its shareholders, and the speculative nature of the products given their development nature. Other risks which may arise with tax-exempt derivative products include possible illiquidity because the market for such instruments is still developing. The Fund will attempt to invest in products which appear to have reasonable liquidity and to reduce the risks of nonperformance by counterparties by dealing only with established and reputable institutions.

Swap Arrangements

      The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates or indices, including purchase of caps, floors and collars. In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e. an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

      Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

      These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a part of the Fund's portfolio. However, the Fund may enter into such arrangements for income purposes to the extent permitted by the Commodity Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that non-standard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecast, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

                              DEBT INSTRUMENTS AND
                           PERMITTED CASH INVESTMENTS

      As indicated in the Fund's Prospectus, the Fund may invest in long-term and short-term debt securities. The Fund may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of the Investment Manager, such investments are more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain debt securities and money market instruments in which the Fund may invest are described below.

      The Fund intends that short-term securities acquired for temporary defensive purposes will be tax-exempt. However, if suitable short-term tax-exempt securities are not available or if such securities are available only on a when-issued basis, the Fund may invest up to 50% of its total assets in short-term securities the interest on which is not exempt from federal income taxes.

      U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

                  * direct obligations of the U.S. Treasury, i.e., Treasury
            bills, notes, certificates and bonds;

                  * obligations of U.S. Government agencies or
            instrumentalities such as the Federal Home Loan Banks, the Farmers Home Administration, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

* obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

      U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities and obligations of the Farmers Home Administration, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Farmers Home Administration, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-backed securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

      U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

      In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

      The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

      Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

      U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

      Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

      Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated A by S&P or Prime by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least A by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least A by S&P or by Moody's.

      Commercial paper rated A (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. the relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

      The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

      Information concerning the ratings of S&P and Moody's for municipal debt bonds appears in the Appendix hereto. In the event applicable rating agencies lower the ratings of debt instruments held by the Fund, resulting in a material decline in the overall quality of the Fund's portfolio, the situation will be reviewed and necessary action, if any, will be taken, including changes in the composition of the portfolio.

                             TRUSTEES AND OFFICERS

      The Trustees and officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

      *Paul J. Clifford, Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 32. His principal occupation is Vice President of State Street Research & Management Company. During the past five years, he has also served as a securities analyst for State Street Research & Management Company.

      *Susan W. Drake, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. She is 42. Her principal occupation is Vice President of State Street Research & Management Company. During the past five years she has also served as a securities analyst for State Street Research & Management Company.

      *+Constantine Hutchins, Jr., One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 66. His principal occupation during the past five years has been Senior Vice President, Secretary and General Counsel of State Street Research & Management Company. Mr. Hutchins's other principal business affiliations include Senior Vice President, Clerk and General Counsel, State Street Research Investment Services, Inc.

      *+John H. Kallis, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 54. Mr. Kallis's principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

      +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 68. He is engaged principally in private investments and civic affairs. Previously, he was with Morgan Guaranty Trust Company of New York.

      +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 68. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.

      *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 44. His principal occupation is Executive Vice President, Treasurer and Director of State Street Research & Management Company. During the past five years he also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice

-------------------------------
* or + See footnotes on page 22.

President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

      +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 63. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

      +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173 serves as Trustee of the Trust. He is 70. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

      +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 56. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investment Ltd.

      +Michael S. Scott Morton, Massachusetts Institute of Technology,
77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is 57. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

      *+Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 40. His principal occupation is Senior Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company. Mr. Shively's other principal business affiliations include Director of State Street Research Investment Services, Inc.

      *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 52. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer and Director of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board, President, Chief Executive Officer and Director of State Street Research Investment Services, Inc.

      +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 70. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

--------------------------------
* or + See footnotes on page 22.

      As of March 31, 1995, the following persons or entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Fund as set forth beside their names:

                        Shareholder                              %

      Class C  L.E. Holmes & J.P. Holmes, Joint Tenants       20.6
               C.V. Duell & B.S. Duell, Joint Tenants          7.9
               E.S. Metropol                                   5.4
               A. Devincent                                   13.8
               E.E. Markee, Custodian                          7.5
               R.M. Petruney                                   5.7
               E.O. Anyanwu, Custodian                        11.8
               L.B. Colussi                                   12.7

      Class D  Metropolitan Life                              48.4
               Merrill Lynch                                  23.2
               V.J. Beseau, Trustee                            9.9

               The full name and address of each of the above persons or entities are as follows:

      L.E. Holmes & J.P. Holmes, Joint Tenants
      C.V. Duell & B.S. Duell, Joint Tenants
      E.S. Metropol
      A. Devincent
      E.E. Markee, Custodian
      R.M. Petruney
      E.O. Anyanwu, Custodian
      L.B. Colussi
      V.J. Beseau, Trustee
      c/o State Street Research Shareholder Services
      One Financial Center
      Boston, Massachusetts 02111

      Metropolitan Life Insurance Company (a)
      One Madison Avenue
      New York, New York 10010

      Merrill Lynch, Pierce, Fenner & Smith, Inc. (b)
      One Liberty Plaza
      165 Broadway
      New York, New York 10080
--------------------

      (a) Metropolitan Life Insurance Company ("Metropolitan"), a New York corporation, was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of such shares.

      (b) The Fund believes that Merrill Lynch does not have beneficial ownership of such shares.

            As of March 31, 1995, the Trustees and officers of the Fund as a group owned less than 1% of the Fund's outstanding Class A shares, and owned no shares of the Fund's outstanding Class B, Class C or Class D shares.

      Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

      During the last fiscal year of the Fund, the Trustees were compensated as follows:

                                                         Total
                                                      Compensation
                                   Aggregate         From Trust and
            Name of              Compensation         Complex Paid
            Trustee              From Trust(a)       to Trustees(b)
            -------              ------------        --------------
         Edward M. Lamont          $ 9,825               $49,326
         Robert A. Lawrence        $ 9,325               $72,475
         Dean O. Morton            $11,325               $87,925
         Thomas L. Phillips        $ 9,625               $56,825
         Toby Rosenblatt           $ 9,825               $49,326
         Michael S. Scott Morton   $11,325               $83,925
         Ralph F. Verni            $     0               $     0
         Jeptha H. Wade            $10,125               $58,525

(a) Includes compensation from multiple series of the Trust. See "Distribution of Shares" for a listing of series.

(b) Includes compensation from Metropolitan Series Fund, Inc., for which the Investment Manager serves as sub-adviser, State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. serves as distributor, and all investment companies for which the Investment Manager serves as primary investment adviser, comprising a total of 30 series. The Trust does not provide any pension or retirement benefits for the Trustees.

------------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Trustee and/or officer of one or more of the following investment companies, each of which has an advisory or distribution relationship with the Investment Manager or its affiliates:
     MetLife - State Street Equity Trust, MetLife - State Street Financial Trust, MetLife - State Street Income Trust, MetLife - State Street Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

                          INVESTMENT ADVISORY SERVICES

     State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly-owned subsidiary of Metropolitan. State Street Research & Management Company assumed responsibility as Investment Manager effective as of July 1, 1992; previously, it served as a sub-adviser and the Distributor acted as investment manager.

     The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.55% of the net assets of the Fund. Prior to May 1, 1994, the Fund paid 0.65% of average net assets, on an annual basis, in investment advisory fees. The Fund has been advised that the Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. For the fiscal years ended December 31, 1992, 1993 and 1994, the Fund's investment advisory fees prior to the assumption of fees or expenses were $1,006,287, $1,775,032 and $1,798,180, respectively. For the same periods, voluntary reduction of fees or assumption of expenses amounted to$661, $0 and $12,268, respectively.

     Further, to the extent required under applicable state regulatory requirements, the Investment Manager will reduce its management fee up to the amount of any expenses (excluding permissible items, such as Rule 12b-1 Distribution Plan payments, brokerage commissions, interest, taxes and litigation expenses) paid or incurred by the Fund in any fiscal year which exceed specified percentages of the average daily net assets of the Fund for such fiscal year. The most restrictive of such percentage limitations is currently 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. These commitments may be amended or rescinded in response to changes in the requirements of the various states by the Trustees without shareholder approval.

     The Advisory Agreement provides that it shall continue in effect with respect to the Fund from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory

Agreement may be terminated on 60 days written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

     Under a Funds Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administrative services for the Trust, such as assistance in determining the daily net asset value of shares of series of the Trust and in preparing various reports required by regulations.

     Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, employee benefit plans, and similar programs or plans, through or under which the Fund's shares may be purchased.

     Under the Code of Ethics of the Investment Manager, its employees are only permitted to engage in personal securities transactions which do not involve securities which the Investment Manager has recommended for purchase or sale, or purchased or sold, on behalf of its clients. All employees must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares of the Fund are distributed by the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). General information on how to buy shares of the Fund, as well as sales charges involved, is set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

     Public Offering Price. The public offering price for each class of shares of the Fund is based on their net asset value determined as of the close of the NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

     Reduced Sales Charges. For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes:
(i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

     Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

     An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances.

     A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

     Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under this right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

    Class C Shares. Class C shares are currently available to (i) benefit plans such as qualified retirement plans, other than individual retirement accounts and self-employed retirement plans, which meet certain criteria relating to minimum assets, minimum participants, service agreements, or similar factors;
(ii) tax-exempt retirement plans of the Investment Manager and its affiliates, including the retirement plans of the Investment Manager's affiliated brokers;
(iii) unit investment trusts sponsored by the Investment Manager or its affiliates; (iv) banks and insurance companies purchasing for their own accounts; (v) investment companies not affiliated with the Investment Manager; and (vi) endowment funds of nonprofit organizations with substantial minimum assets. The entities included in categories (i), (iv) and (vi) may not be affiliates of the Investment Manager.

     Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, as amended, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

     Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

                                NET ASSET VALUE

     The net asset value of the shares of the Fund is determined once daily as of the close of the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

     In determining the values of portfolio assets, the Trustees utilize one or more pricing services to value debt securities for which market quotations are not readily available on a daily basis. Most debt securities are valued on the basis of data provided by such pricing services. Since the Fund is comprised substantially of debt securities under normal circumstances, most of the Fund's assets are therefore valued on the basis of such data from the pricing services. The pricing services may provide prices determined as of times prior to the close of the NYSE.

     In general, securities are valued as follows. Securities which are listed or traded on the NYSE or the American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the NYSE or the American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers' NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust utilizing such pricing services as may be deemed appropriate as described above. Securities deemed restricted as to resale are valued at the fair value thereof as determined by or in accordance with methods adopted by the Trustees of the Trust.

     Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of a Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover

     The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The portfolio turnover rates for the fiscal years ended December 31, 1993 and 1994, were 36.16% and 78.63%, respectively. The Investment Manager believes the portfolio turnover rate for the fiscal year ended December 31, 1994 was significantly higher than that for the previous fiscal year because of the dramatic increase in interest rates during the year, which prompted the Investment Manager to take a defensive position in the portfolio by selling longer duration securities and purchasing shorter duration securities.


Brokerage Allocation

     The Fund and the Investment Manager seek the best overall execution of purchase or sale orders and the most favorable net price in securities transactions consistent with their judgment as to the business qualifications of the various broker or dealer firms with which the Fund may do business. Decisions with respect to the market in which the transaction is to be completed, and to the allocation of orders among brokers or dealers, are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to the performance, integrity and financial responsibility of the various firms as well as to their demonstrated execution experience and capability generally and in regard to particular markets or securities and, in agency transactions, to the competitiveness of the commission rates (or in principal transactions of the net prices) they charge. The Investment Manager keeps current as to the range of rates or prices charged by various firms and against this background evaluates the reasonableness of a commission or price charged with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm.

     When it appears that a number of firms can satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which such firms have provided in the past or may provide in the future. Among such other services are the supplying of supplemental investment research, general economic and political information, analytical and statistical data, relevant market information and daily market quotations for computation of net asset value. In this connection it should be noted that a substantial portion of brokerage commissions paid, or principal transactions entered, by the Fund may be with brokers and investment banking firms which, in the normal course of business, publish statistical, research and other material which is received by the Investment

Manager and which may or may not prove useful to the Investment Manager, the Fund or other clients of the Investment Manager.

     Neither the Fund nor the Investment Manager has any definite agreements with any firm as to the amount of business which that firm may expect to receive for services supplied or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of business. These understandings are honored to the extent possible in accordance with the policy set forth above. Neither the Fund nor the Investment Manager intends to pay a firm in excess of that which another would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Fund and the Investment Manager are aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, rely on the provisions of Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. During the fiscal years ended December 31, 1992, 1993 and 1994, the Fund paid no brokerage commissions. During and at the end of its most recent fiscal year, the Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker dealer of the Fund as defined under the 1940 Act.

     Occasions may arise when the Investment Manager determines that an investment in a particular security, or the disposition of a particular security, is simultaneously a proper investment decision for the Fund as well as for the portfolio of one or more of its other clients. In this event, a purchase or sale, as the case may be, of any such security on any given day will be normally averaged as to price and allocated as to amount among the several clients in a manner deemed equitable to each client.

     On occasions when the Investment Manager deems the purchase or sale of a security to be in the best interests of the Fund, as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Fund. In some instances, this procedure may affect the price and size of the positions obtainable for the Fund.

                              CERTAIN TAX MATTERS

Federal Income Taxation of the Fund -- In General

     The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stocks or securities; (ii) options, futures, or forward contracts (other than options, futures, or forward contracts on foreign currencies; or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); and (c) satisfy certain diversification requirements. Furthermore, in order to be entitled to pay tax-exempt interest income dividends to its shareholders, the Fund must satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of obligations the interest of which is exempt from federal income tax under Code section 103(d).

     The 30% test will limit the extent to which the Fund may sell securities held for less than three months, write options which expire in less than three months, and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date.) Finally, as discussed below, this requirement may also limit investments by the Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

     If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund.

     The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. Because the excise tax is based upon undistributed taxable income, it will not apply to tax-exempt income received by the Fund. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments

     Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon will result in original issue discount.

     Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security (other than a tax-exempt obligation) issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest income to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code and, with respect to debt securities that are not tax-exempt, to avoid the 4% excise tax described above.

     Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders

     Distributions generally are taxable to shareholders at the time made unless tax-exempt. However, dividends declared by the Fund in October, November or December and made payable to shareholders of record on a specified date in such a month are treated as received by such shareholders on December 31, provided that the Fund pays the dividend during January of the following year. It is expected that none of the Fund's distributions will qualify for the corporate dividends-received deduction.

     Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder, to the extent that it is derived from other than tax-exempt interest, as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

     To the extent that the Fund's dividends are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to one-half of their Social Security benefit. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible.

     A shareholder should be aware that a redemption of shares (including any exchange into another Eligible Fund) is a taxable event and, accordingly, capital gain or loss may be recognized. A loss realized by a shareholder on the redemption or exchange of shares of the Fund with respect to which exempt-interest dividends have been paid will be disallowed to the extent of such dividends if the shares have not been held by the shareholder for more than six months. Similarly, if a shareholder receives a distribution taxable as long-term capital gain and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of such capital gains distribution.

     Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. Neither the Investment Manager's nor the Fund's counsel makes any review of proceedings relating to the issuance of tax-exempt securities or the bases of such opinions.

     Interest on "private activity" bonds issued after August 7, 1986 is subject to the federal alternative minimum tax, although the interest continues to be excludable from gross income for other purposes. The alternative minimum tax, or AMT, is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions. Interest from private activity bonds is a "tax preference" item that is added into income from other sources for the purpose of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. Corporate investors should note that for purposes of the corporate AMT there is an upward adjustment equal to 75% of the amount by which adjusted current earnings exceeds alternative minimum taxable income. Prospective investors should consult their own tax advisors with respect to the possible application of the AMT to their tax situation.

     The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but taxable generally on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from the Fund in their own states and localities.

                       DISTRIBUTION OF SHARES OF THE FUND

     State Street Research Tax-Exempt Trust (formerly MetLife - State Street Tax-Exempt Trust) is currently comprised of the following series: State Street Research Tax-Exempt Fund (formerly MetLife - State Street Tax-Exempt Fund), State Street Research New York Tax-Free Fund, State Street Research California Tax-Free Fund, State Street Research Florida Tax-Free Fund and State Street Research Pennsylvania Tax-Free Fund. The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class.

     The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class D shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the fiscal years ended December 31, 1992, 1993 and 1994, total sales charges on Class A shares paid to the Distributor amounted to approximately $3,861,000, $3,939,000 and $1,070,000 respectively. For the same periods, approximately $464,000, $472,000 and $129,000, respectively, was retained by the Distributor after reallowance of concessions to dealers.

     The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Funds or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such sponsored arrangements. The reductions in sales expenses, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization, the term of the organization's existence and certain characteristics of its members. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.

     On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission on the shares sold. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

     For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class B and Class D shares of the Fund and paid initial commissions to securities dealers for sales of such Class B and Class D shares as follows:

                                                      June 4, 1993
                                                    (Commencement of
                   Fiscal Year                  share class designations)
             Ended December 31, 1994              to December 31, 1993
             -----------------------            ----------------------
           Contingent    Commissions             Contingent     Commissions
            Deferred         Paid to               Deferred         Paid to
         Sales Charges     Dealers              Sales Charges     Dealers
         -------------   -----------            -------------   -----------
Class B    $157,341       $634,785                 $10,888      $1,109,850
Class D    $      0       $  2,216                 $ 1,927      $    6,855

      The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including special promotional fees and cash and noncash incentives based upon sales by securities dealers, expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

      The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to make payments for personal services and/or the maintenance of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Fund for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Fund held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Fund. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.

      During the fiscal year ended December 31, 1994, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                         Class A     Class B        Class D

Advertising                              $     0     $     0       $   2,252

Printing and mailing of prospectuses           0           0             559
to other than current shareholders

Compensation to dealers                  678,873     344,503           2,253

Compensation to sales personnel                0           0           3,515

Interest                                       0           0               0

Carrying or other financing charges            0           0               0

Other expenses                                 0           0           1,723
                                        --------   ---------        --------

Total Fees                              $678,873    $344,503         $10,302
                                        ========    ========         =======

The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

     No interested person of the Fund or independent Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

     To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                        CALCULATION OF PERFORMANCE DATA

     The average annual total return ("standard total return") and yield of the Class A, Class B, Class C and Class D shares of the Fund will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations. Shares of the Fund had no class designations until June 5, 1993 when designations were assigned based on the pricing and 12b-1 fees applicable to shares sold thereafter.

     All calculations of performance data in this section reflect the voluntary measures by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "Accrued Expenses" later in this section.

     The performance data reflects Rule 12b-1 fees and sales charges as set forth below:

                         Rule 12b-1 Fees                    Sales Charges
         ---------------------------------------------      -------------
         Current
Class    Amount             Period
-----    --------           -------
 A       0.25%       Since commencement of               Maximum 4.5% sales charge
                     operations to present               reflected

                     0.25% until June 5, 1993; 1%
 B       1.00%       June 5, 1993 to present; fee will   1- and 5-year periods reflect a 5% and a
                     reduce performance for periods      2% contingent deferred
                     after June 5, 1993                  sales charge, respectively

 C        None       0.25% until June 5, 1993;           None
                     0% thereafter

 D       1.00%       0.25% until June 5, 1993; 1%        1-year period reflects a 1% contingent
                     June 5, 1993 to present; fee will   deferred sales charge
                     reduce performance for periods
                     after June 5, 1993

Total Return

      The Fund's average annual total return, ("standard total return") of each class of the Fund's shares was as follows:

                 Commencement of
                   Operations           Five Years          One Year
                (August 25, 1986)          Ended              Ended
Fund          to December 31, 1994   December 31, 1994  December 31, 1994
----          --------------------   -----------------  -----------------
Class A               5.96%               5.01%            -11.09%
Class B               6.39%               5.42%            -12.21%
Class C               6.58%               6.04%             -6.56%
Class D               6.39%               5.74%             -8.52%


      Standard total return is computed by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested would produce the ending redeemable value in accordance with the following formula:

                              P(1+T)n = ERV

Where:              P =       a hypothetical initial payment of $1,000

                    T =       average annual total return

                    n =      number of years

                    ERV  =   ending redeemable value at the end
                             of the designated period assuming a hypothetical
                             $1,000 payment made at the beginning of the designated period

      The calculation is based on the further assumptions that the maximum initial or contingent deferred sales charge applicable to the investment is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Yield

      The annualized yield of each class of shares of the Fund based on the month of December 1994 was as follows:

                  Class A           5.36%
                  Class B           4.86%
                  Class C           5.87%
                  Class D           4.87%

      Yield for each of the Fund's Class A, Class B, Class C and Class D shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result, in accordance with the following formula:

                           YIELD = 2[( a-b + 1)6 -1]
                                       cd

Where:           a  =    dividends and interest earned during the
                         period

                 b =     expenses accrued for the period
                         (net of voluntary expense reductions by the Investment Manager)

                 c =     the average daily number of shares
                         outstanding during the period that were entitled to receive dividends

                 d =     the maximum offering price per
                         share on the last day of the period

      To calculate interest earned (for the purpose of "a" above) on debt obligations, the Fund computes the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

      In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value exceeds the then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based on the market value. Dividend income is recognized daily based on published rates

      With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

      Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes a maximum sales charge of 4.5% with respect to the Class A shares.

      All accrued expenses are taken into account as described later herein.

      Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which are insured and/or often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Tax Equivalent Yield

      The tax equivalent yield of each class of shares of the Fund for the month ended December 31, 1994, assuming a federal income tax rate of 28% was as follows:

                  Class A           7.44%
                  Class B           6.75%
                  Class C           8.15%
                  Class D           6.76%

      The Fund's tax equivalent yield is computed by dividing that portion of the Fund's yield (computed as described under "Yield" above) which is tax-exempt, by the complement of the federal income tax rate of 28% (or other relevant rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The complement, for example, of a tax rate of 28% is 72%, that is [1.00 - .28 = .72].

Accrued Expenses

      Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period, including but not limited to expenses under the Fund's Distribution Plan. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

      Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return

      The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge, if any, may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total return for the six months ended December 31, 1994, without taking sales charges into account were as follows:

                  Class A           -1.26%
                  Class B           -1.63%
                  Class C           -1.14%
                  Class D           -1.63%


Distribution Rates

      The Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

      Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

      The distribution rates of the Fund on the month of December 1994 were as follows:

                  Class A           4.92%
                  Class B           4.39%
                  Class C           5.41%
                  Class D           4.39%


                                   CUSTODIAN

      State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

                            INDEPENDENT ACCOUNTANTS


      Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) an audit of the Fund's annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Fund.

                              FINANCIAL STATEMENTS

      In addition to the reports provided to holders of record on a semiannual basis, other supplementary reports may be made available and holders of record may request a copy of a current supplementary reports, if any, by calling State Street Research Shareholder Services.

      The following financial statements of MetLife - State Street Tax-Exempt Fund are for the fiscal year ended December 31, 1994. MetLife - State Street Tax-Exempt Fund changed its name to "State Street Research Tax-Exempt Fund" on May 1, 1995.

MetLife-State Street Tax-Exempt Fund
Investment Portfolio
December 31, 1994

      Principal Amount                                                                   Maturity Date         Value (Note 1)
Municipal Bonds 96.3%
Alaska             $3,450,000   Alaska Housing Finance Corporation, General
1.5%                            Housing Purpose Bonds, 1992 Series A, 6.375%               12/01/2012           $  3,563,401

                      635,000   Alaska Housing Finance Corporation, Collateralized
                                Home Mortgage Bonds, 1987
                                Series B, 8.75%                                            12/01/2016                654,609
                                                                                                              -----------------
                                                                                                                   4,218,010
                                                                                                              -----------------
Arizona             1,600,000   Industrial Development Authority of Gila County,
0.6%                            Arizona, Pollution Control Revenue Refunding
                                Bonds, (Asarco Incorporated Project), Series 1985,
                                8.90%                                                       7/01/2006              1,723,296
                                                                                                              -----------------
California          3,410,000   California Pollution Control Financing Authority,
2.8%                            Pollution Control Revenue Bonds, (Southern
                                California Edison Company), 1988 Series A, Subject
                                to AMT, 6.90%                                               9/01/2006              3,433,802
                    1,750,000   City and County of San Francisco, General
                                Obligation Bonds, Series 1991 A, (Various Purpose
                                Projects), 6.70%                                           12/15/2007              1,781,500
                    3,000,000   San Joaquin Hills Transportation Corridor Agency,
                                (Orange County, California), Senior Lien Toll Road
                                Revenue Bonds, 7.00%                                        1/01/2030              2,584,260
                                                                                                              -----------------
                                                                                                                   7,799,562
                                                                                                              -----------------
Connecticut         1,000,000   State of Connecticut, Clean Water Fund Revenue
5.0%                            Bonds, 1991 Series, 7.00%                                   1/01/2011              1,033,230
                    1,500,000   State of Connecticut, Special Tax Obligation
                                Bonds, Transportation Infrastructure Purposes,
                                1991 Series A, 6.50%                                       10/01/2012              1,487,340
                    2,500,000   Connecticut Development Authority, Pollution
                                Control Refunding Bonds, (Pfizer Inc. Project--
                                1982 Series), 6.55%                                         2/15/2013              2,489,300
                    5,000,000   State of Connecticut Health and Educational
                                Facilities Authority, Revenue Bonds, Quinnipiac
                                College Issue, Series D, 6.00%                              7/01/2013              4,182,150
                    5,000,000   Connecticut Housing Finance Authority,
                                Housing Mortgage Finance Program Bonds,
                                1993 Series A, 6.20%                                        5/15/2014              4,618,650
                                                                                                              -----------------
                                                                                                                  13,810,670
                                                                                                              -----------------
Florida             2,000,000   Lake County, Florida, Resource Recovery,
3.3%                            Industrial Development Refunding Revenue Bonds,
                                (NRG/Recovery Group Project),
                                Series 1993A, Subject to AMT, 5.40%                        10/01/2003              1,805,500

    The accompanying notes are an integral part of the financial statements

                                       44


Florida            $2,365,000   Hillsborough County, Florida, Refunding Utility
(cont'd)                        Revenue Bonds, Series 1991A, 7.00%                          8/01/2014           $  2,369,352
                      485,000   Hillsborough County, Florida, Refunding Utility
                                Revenue Bonds, Series 1991A, Pre-Refunded to
                                8/1/2001 102, 7.00%                                         8/01/2014                523,024
                    1,867,000   St. Johns County Industrial Development Authority,
                                Industrial Development Revenue Bonds, (Vicar's
                                Landing Project), Series 1987A, Pre-Refunded to
                                2/1/97 103, 9.50%                                           2/01/2017              2,073,042
                    1,250,000   Martin County, Florida, Pollution Control Revenue
                                Refunding Bonds, (Florida Power & Light Company
                                Project), Series 1990, MBIA Insured, 7.30%                  7/01/2020              1,305,450
                    1,000,000   Orlando Utilities Commission, Water and
                                Electric Subordinated Revenue Bonds, Series 1989C,
                                Pre-Refunded to 10/1/99 102, 7.00%                         10/01/2023              1,077,060
                                                                                                              -----------------
                                                                                                                   9,153,428
                                                                                                              -----------------
Georgia             2,500,000   Metropolitan Atlanta Rapid Transit Authority,
3.3%                            (Georgia), Sales Tax Revenue Bonds, Refunding
                                Series M, 6.35%                                             7/01/2004              2,560,750
                    4,300,000   State of Georgia, General Obligation Bonds, 1992B,
                                6.25%                                                       3/01/2011              4,277,941
                    2,115,000   Georgia Housing and Finance Authority, Home
                                Ownership Opportunity Program Bonds, 1992 Series
                                C, 6.50%                                                   12/01/2011              2,078,685
                                                                                                              -----------------
                                                                                                                   8,917,376
                                                                                                              -----------------
Hawaii              2,000,000   State of Hawaii, General Obligation Bonds of 1991,
0.7%                            Series BT, 6.125%                                           2/01/2010              2,036,600
                                                                                                              -----------------
Illinois            3,300,000   City of Chicago, Illinois, Gas Supply Revenue
1.5%                            Bonds, 1985 Series B (The Peoples Gas Light and
                                Coke Company Project), 7.50%                                3/01/2015              3,430,647
                      500,000   Illinois Health Facilities Authority Revenue
                                Bonds, Series 1989, (Delnor Community Hospital
                                Project), Pre-Refunded to 5/15/99 102, 8.00%                5/15/2019                553,980
                                                                                                              -----------------
                                                                                                                   3,984,627
                                                                                                              -----------------
Indiana             2,500,000   City of Sullivan, Indiana, Pollution Control
1.8%                            Revenue Refunding Bonds, (Indiana Michigan Power
                                Company Project), Series C, 5.95%                           5/01/2009              2,192,975
                    1,500,000   Hospital Authority of the City of Kokomo
                                (Indiana), Hospital Revenue Refunding Bonds,
                                (Saint Joseph Hospital and Health Center), Series
                                1988A, Pre-Refunded to 8/15/98 102, 8.75%                   2/15/2013              1,680,225

    The accompanying notes are an integral part of the financial statements


                                       45


Indiana            $1,000,000   City of Mt. Vernon, Indiana, Pollution Control
(cont'd)                        Revenue Bonds, 1984 Series A, (Southern Indiana
                                Gas and Electric Company Project), 7.25%                    3/01/2014           $  1,044,970
                                                                                                              -----------------
                                                                                                                   4,918,170
                                                                                                              -----------------
Iowa                  980,000   Iowa Finance Authority, Single Family Mortgage
0.3%                            Refunding Bonds, 1992 Series F, AMBAC
                                Insured, 6.50%                                              1/01/2025                922,366
                                                                                                              -----------------
Kansas              1,000,000   State of Kansas, Department of Transportation,
0.4%                            Highway Revenue Bonds, Series 1992, Pre-Refunded
                                to 3/1/2002 102, 6.50%                                      3/01/2008              1,044,690
                                                                                                              -----------------
Kentucky            5,125,000   City of Ashland, Kentucky, Pollution Control
2.4%                            Revenue Refunding Bonds, (Ashland Oil, Inc.
                                Project), Series 1988A, 7.375%                              7/01/2009              5,264,656
                    1,500,000   Kentucky Housing Corporation, Housing Revenue
                                Bonds, 1991 Series D-1, (Federally Insured or
                                Guaranteed Mortgage Loans) Subject to AMT, 6.80%            1/01/2024              1,444,965
                                                                                                              -----------------
                                                                                                                   6,709,621
                                                                                                              -----------------
Louisiana          6,000,000
2.2%                            Lake Charles Harbor and Terminal District
                                (Louisiana), Port Facilities Revenue Refunding
                                Bonds, Series 1992, (Trunkline LNG Company
                                Project), 7.75%                                             8/15/2022              6,043,200
                                                                                                              -----------------
Maryland            5,000,000   Howard County, Maryland, Multifamily Housing
1.9%                            Revenue Refunding Bonds, Series 1994, (Chase Glen
                                Project), Mandatory Put 7/1/2004 100, 7.00%                 7/01/2024              5,117,900
                                                                                                              -----------------
Massachusetts       4,500,000   Massachusetts Industrial Finance Agency, First
8.8%                            Mortgage Refunding Bonds, (Brookhaven Retirement
                                Community, Lexington--1994 Issue), Series A, 6.75%          1/01/2001              4,475,925
                    1,500,000   Massachusetts Industrial Finance Agency, First
                                Mortgage Revenue Bonds, (Berkshire Retirement
                                Community, Lenox--1994 Issue), Series A, 6.375%             7/01/2005              1,403,715
                      450,000   Massachusetts Industrial Finance Agency, Refunding
                                Revenue Bonds, Morton Hospital and Medical Center
                                Issue, Series 1989A, 8.75%                                  7/01/2011                506,943
                    2,000,000   Massachusetts Housing Finance Agency, Residential
                                Development Bonds, FNMA Collateralized, 1992
                                Series C, 6.875%                                           11/15/2011              2,025,160
                    3,000,000   Massachusetts Health and Educational Facilities
                                Authority, Refunding Bonds, Massachusetts General
                                Hospital Issue, Series F, AMBAC
                                Insured, 6.25%                                              7/01/2012              2,882,970

    The accompanying notes are an integral part of the financial statements


                                       46

Massachusetts      $1,000,000   Massachusetts Health and Educational Facilities
(cont'd)                        Authority, Refunding Bonds, New England Memorial
                                Hospital Issue, Series B, 6.125%                            7/01/2013           $    778,260
                    1,155,000   Massachusetts Industrial Finance Agency, Revenue
                                Bonds, New England Memorial Hospital Issue, Series
                                1988A, Pre-Refunded to 7/1/98 102, 8.875%                   7/01/2013              1,300,669
                    5,500,000   Massachusetts Housing Finance Agency, Housing
                                Project Revenue Bonds, 1993 Series A, 6.30%                10/01/2013              5,155,260
                    3,385,000   Massachusetts Bay Transportation Authority,
                                General Transportation System Bonds, 1994 Series A
                                Refunding Bonds, 7.00%                                      3/01/2014              3,511,836
                    1,000,000   Massachusetts Health and Educational Facilities
                                Authority, Revenue Bonds, Harvard University
                                Issue, Series N Refunding, 6.25%                            4/01/2020                964,270
                    1,000,000   Massachusetts Health and Educational Facilities
                                Authority, Revenue Bonds, Suffolk University
                                Issue, Series A, Pre-Refunded to 7/1/2000 101.5,
                                8.125%                                                      7/01/2020              1,122,230
                                                                                                              -----------------
                                                                                                                  24,127,238
                                                                                                              -----------------
                    1,000,000
Michigan                        Board of Trustees of Michigan State University,
1.7%                            General Revenue Bonds, Series 1992 A, 6.125%                8/15/2007                968,830
                    3,525,000   State of Michigan, State Trunk Line Fund Bonds,
                                Series 1989A, Pre-Refunded to 8/15/99 102, 7.00%            8/15/2017              3,791,984
                                                                                                              -----------------
                                                                                                                   4,760,814
                                                                                                              -----------------
Minnesota           2,175,000   City of Minneapolis, Minnesota, General Obligation
1.3%                            Sales Tax Refunding Bonds, Series 1992, 6.25%               4/01/2012              2,129,869
                    1,410,000   Minnesota Housing Finance Agency, Single Family
                                Mortgage Bonds, 1991 Series A, Subject to AMT,
                                7.45%                                                       7/01/2022              1,468,317
                                                                                                              -----------------
                                                                                                                   3,598,186
                                                                                                              -----------------
Mississippi         2,250,000   Claiborne County, Pollution Control Revenue Bonds,
0.9%                            (Middle South Energy, Inc. Project), Series E,
                                9.50%                                                       4/01/2016              2,396,767
                                                                                                              -----------------
Missouri              500,000   Missouri Housing Development Commission, Mortgage
0.8%                            Purchase Refunding Bonds,
                                Series B, 7.00%                                             9/01/2010                510,975
                    1,870,000   State of Missouri, State Water Pollution Control,
                                General Obligation Bonds, Series A 1992, 5.75%              8/01/2013              1,719,951
                                                                                                              -----------------
                                                                                                                   2,230,926
                                                                                                              -----------------
    The accompanying notes are an integral part of the financial statements


                                       47

Nebraska           $1,000,000   Omaha Public Power District (Nebraska), Electric
0.4%                            System Revenue Bonds, 1992, Series B, 6.20%                 2/01/2017           $    950,470
                                                                                                              -----------------
Nevada              2,000,000   Clark County School District, Nevada, General
0.8%                            Obligation (Limited Tax) School Improvement Bonds,
                                MBIA Insured, Pre-Refunded to 6/1/2001 101, 7.00%           6/01/2009              2,145,940
                                                                                                              -----------------
New Hampshire       7,000,000   New Hampshire Higher Educational and Health
2.5%                            Facilities Authority, First Mortgage Revenue
                                Bonds, RiverMead at Peterborough Issue, Series
                                1994, 7.375%                                                7/01/2000              6,844,950
                                                                                                              -----------------
New Jersey          1,250,000   New Jersey Housing and Mortgage Finance Agency,
1.4%                            Housing Revenue Refunding Bonds, 1992 Series One,
                                6.45%                                                      11/01/2007              1,256,150
                    2,000,000   New Jersey Health Care Facilities Financing
                                Authority, Revenue Bonds, Southern Ocean County
                                Hospital Issue, Series A, 6.125%                            7/01/2013              1,642,860
                    1,000,000   New Jersey Educational Facilities Authority, Seton
                                Hall University Project Revenue Bonds, 1991 Series
                                D, 7.00%                                                    7/01/2021              1,004,400
                                                                                                              -----------------
                                                                                                                   3,903,410
                                                                                                              -----------------
New Mexico          1,540,000   New Mexico Mortgage Finance Authority, Single
0.6%                            Family Mortgage, Purchase Refunding Senior Bonds,
                                1992 Series A, 6.85%                                        7/01/2010              1,538,506
                                                                                                              -----------------
New York            1,000,000   The City of New York, General Obligation Bonds,
7.7%                            Fiscal 1992 Series H, 7.00%                                 2/01/2005              1,016,000
                                5,175,000   New York City Industrial Development Agency,
                                Special Facility Revenue Bonds, Series 1994,
                                (Terminal One Group Association, L.P. Project),
                                Subject to AMT, 6.00%                                       1/01/2008              4,813,268

                    4,000,000   State of New York, Serial Bonds, 5.50%                      3/01/2011              3,498,240

                    3,000,000   County of Monroe, New York, General Obligations,
                                Public Improvement Bonds--1994, AMBAC Insured,
                                6.00%                                                       6/01/2011              2,841,180

                    3,000,000   The City of New York, General Obligation Refunding
                                Bonds, Fiscal 1991 Series B, 7.75%                          2/01/2012              3,134,580

                    2,000,000   State of New York, Serial Bonds, 5.625%                     6/15/2012              1,778,820

                    1,000,000   Housing New York Corporation, Revenue Bonds, 1987
                                Series A, Pre-Refunded to 11/1/97 102, 9.00%               11/01/2017              1,113,140

    The accompanying notes are an integral part of the financial statements


                                       48

New York           $3,000,000   Dormitory Authority of the State of New York, The
(cont'd)                        Miriam Osborn Memorial Home Association, Revenue
                                Bonds, 1994B Issue, 6.00%                                   7/01/2024           $  3,020,010
                                                                                                              -----------------
                                                                                                                  21,215,238
                                                                                                              -----------------
North               5,000,000   North Carolina Municipal Power Agency Number 1,
Carolina                        Catawba Electric Revenue Bonds, Series 1992, 7.25%          1/01/2007              5,287,300
8.6%
                    2,000,000   North Carolina Medical Care Commission, Hospital
                                Revenue Bonds, (Rex Hospital Project), Series
                                1993, 6.125%                                                6/01/2010              1,874,020

                    4,480,000   City of Charlotte, North Carolina, General
                                Obligation Bonds, Water and Sewer Bonds,
                                Series 1994, 5.80%                                          2/01/2012              4,225,267

                    1,850,000   County of Durham, North Carolina, Certificates of
                                Participation, (1991 Jail Facilities and Computer
                                Equipment Financing Project), 6.625%                        5/01/2014              1,855,013

                    1,865,000   City of Charlotte, North Carolina, General
                                Obligation Refunding Bonds, Series 1993, 5.25%              2/01/2016              1,599,499

                    1,000,000   City of Charlotte, North Carolina, General
                                Obligation Bonds, Water and Sewer Bonds,
                                Series 1994, 5.90%                                          2/01/2017                930,150

                    1,000,000   City of Charlotte, North Carolina, General
                                Obligation Bonds, Water and Sewer Bonds,
                                Series 1994, 5.90%                                          2/01/2019                927,440

                    6,840,000   North Carolina Housing Finance Agency,
                                Multifamily Revenue Refunding Bonds, (1992
                                Refunding Bond Resolution), Series B, 6.90%                 7/01/2024              6,849,234
                                                                                                              -----------------
                                                                                                                  23,547,923
                                                                                                              -----------------
Ohio                1,000,000   County of Erie, Ohio, Hospital Improvement and
6.8%                            Refunding Revenue Bonds, Series 1992, (Firelands
                                Community Hospital Project), 6.75%                          1/01/2008                992,310

                    1,500,000   City of Hamilton, Ohio, Electric System Mortgage
                                Revenue Refunding Bonds, 1992 Series A, FGIC
                                Insured, 6.125%                                            10/15/2008              1,482,675

                    1,000,000   City of Columbus, Ohio, Water System Revenue
                                Refunding Bonds, Series 1991, 6.375%                       11/01/2010                991,530

                    2,500,000   City of Cleveland, Ohio, General Obligation Bonds,
                                Series 1991C, MBIA Insured, 6.25%                          10/01/2011              2,436,500

                    2,000,000   County of Franklin, Ohio, Hospital Facilities
                                Refunding Revenue Bonds, Series 1993A, (Riverside
                                United Methodist Hospital Project), 5.75%                   5/15/2012              1,760,000

    The accompanying notes are an integral part of the financial statements


                                       49

Ohio               $2,000,000   Hamilton County, Ohio, Sewer System Improvement
(cont'd)                        and Refunding Revenue Bonds, 1991 Series A, (The
                                Metropolitan Sewer District of Greater
                                Cincinnati), Pre-Refunded to
                                6/1/2001 102, 6.70%                                        12/01/2013           $  2,133,680

                    1,750,000   City of Cleveland, Ohio, Public Power System
                                Improvement First Mortgage Revenue Bonds, Series
                                1987, Pre-Refunded to 8/1/97 102, 8.375%                    8/01/2017              1,910,895

                    7,000,000   City of Cleveland, Ohio, Public Power System
                                Improvement First Mortgage Revenue Refunding
                                Bonds, Series 1991 B, 7.00%                                11/15/2017              6,912,710
                                                                                                              -----------------
                                                                                                                  18,620,300
                                                                                                              -----------------
Oregon              3,750,000   Portland Community College District, Multnomah,
1.7%                            Washington, Yamhill, Clackamas and Columbia
                                Counties, Oregon, General Obligation Bonds, Series
                               1992A, 6.00%                                                7/01/2012              3,525,975

                    1,000,000   State of Oregon, Housing, Educational and Cultural
                                Facilities Authority, Revenue Bonds, (Reed College
                                Project), 1991 Series A, 6.75%                              7/01/2021              1,001,890
                                                                                                              -----------------
                                                                                                                   4,527,865
                                                                                                              -----------------
Pennsylvania        3,000,000   Pennsylvania Economic Development Financing
1.4%                            Authority, Resource Recovery Revenue Bonds,
                                (Colver Project), Series 1994D, 7.05%                      12/01/2010              2,843,610
                    1,000,000   Montgomery County Industrial Development
                                Authority, Pollution Control Revenue Refunding
                                Bonds, 1991 Series A, (Philadelphia Electric Co.
                                Project), Subject to AMT, 7.60%                             4/01/2021              1,009,540
                                                                                                              -----------------
                                                                                                                   3,853,150
                                                                                                              -----------------
South Carolina      1,000,000   City of Charleston, South Carolina, Waterworks and
1.1%                            Sewer System Revenue Bonds, Series 1988,
                                Pre-Refunded to 1/1/98 100, 7.20%                           1/01/2019              1,051,680
                    1,310,000   South Carolina Public Service Authority, (Santee
                                Cooper), Electric System Expansion Revenue Bonds,
                                1988 Refunding Series A, 7.875%                             7/01/2021              1,354,016
                      690,000   South Carolina Public Service Authority, (Santee
                                Cooper), Electric System Expansion Revenue Bonds,
                                1988 Refunding Series A, Pre-Refunded to 1/1/96
                                102, 7.875%                                                 7/01/2021                722,851
                                                                                                              -----------------
                                                                                                                   3,128,547
                                                                                                              -----------------
    The accompanying notes are an integral part of the financial statements


                                       50

Tennessee          $2,250,000   City of Memphis, Tennessee, Electric System
3.3%                            Revenue Refunding Bonds, Series of 1992, 6.00%              1/01/2006           $  2,237,468

                      500,000   City of Memphis, Tennessee, Electric System
                                Revenue Bonds, Series of 1991, 6.75%                        1/01/2011                530,025

                    3,000,000   City of Memphis, Tennessee, Water Division Revenue
                                Refunding Bonds, Series of 1992-A, 6.00%                    1/01/2012              2,797,500

                    1,250,000   City of Clarksville, Tennessee, Water, Sewer and
                                Gas Revenue Refunding and Improvement Bonds,
                                Series 1992, MBIA Insured, 6.125%                           2/01/2012              1,210,775

                    2,500,000   Chattanooga--Hamilton County Hospital Authority,
                                Hospital Revenue and Refunding Bonds (Erlanger
                                Medical Center) Series 1993, FSA Insured, 5.50%            10/01/2013              2,187,100
                                                                                                              -----------------
                                                                                                                   8,962,868
                                                                                                              -----------------
Texas               2,000,000   City of Austin, Texas, Combined Utility Systems
8.0%                            Revenue Refunding Bonds, Series 1993, 5.80%                11/15/2006              1,888,500

                    2,000,000   Sam Rayburn Municipal Power Agency, (Texas), Power
                                Supply System Revenue Refunding Bonds, Series
                                1993A, 6.50%                                               10/01/2008              1,830,080

                    1,500,000   Houston Independent School District, Texas,
                                Limited Tax School House Bonds, Series 1991, PSFG
                                Guaranteed, Pre-Refunded to 8/15/2001 100, 6.375%           8/15/2011              1,550,775

                      850,000   Fort Worth Housing Finance Corporation, Home
                                Mortgage Revenue Refunding Bonds, Series 1991A,
                                8.50%                                                      10/01/2011                909,611

                    1,000,000   Texas Municipal Power Agency, Refunding Revenue
                                Bonds, Series 1991A, AMBAC Insured, 6.75%                   9/01/2012              1,032,220

                    5,750,000   Harris County, Texas, General Obligation,
                                Unlimited Tax, Refunding and Toll Road Subordinate
                                Lien Revenue Bonds, Series 1991, 6.75%                      8/01/2014              5,790,422

                    1,660,000   Texas Housing Agency, Single Family Mortgage
                                Revenue Bonds, 1986 Series A, 8.25%                         3/01/2017              1,720,673

                    2,750,000   Industrial Development Corporation of Port of
                                Corpus Christi, Refunding Revenue Bonds, (Valero
                                Refining and Marketing Company Project), Series
                                1987A, 10.25%                                               6/01/2017              3,019,885

                    1,000,000   Harris County, Texas, Toll Road Senior Lien
                                Revenue Bonds, Series 1987-E, Pre-Refunded to
                                8/15/97 103, 8.70%                                          8/15/2017              1,108,180
    The accompanying notes are an integral part of the financial statements


                                       51

Texas             $ 2,000,000   Harris County, Texas, Toll Road Senior Lien
(cont'd)                        Revenue Bonds, Series 1985-B, Pre-Refunded to
                                8/15/97 103, 8.70%                                          8/15/2017           $  2,216,360
                      725,000   Texas Housing Agency, Residential Mortgage Revenue
                                Bonds, Series 1987D, Subject to AMT, 8.40%                  7/01/2020                754,508
                                                                                                              -----------------
                                                                                                                  21,821,214
                                                                                                              -----------------
Utah                  680,000   Utah Housing Finance Agency, Single Family
0.2%                            Mortgage Senior Bonds, 1992 Issue D, (Federally
                                Insured or Guaranteed Mortgage Loans), 6.70%                7/01/2012                677,906
                                                                                                              -----------------
Vermont             5,000,000    City of Burlington, Vermont, Electric System
1.8%                            Revenue Bonds, 1992 Series A, MBIA Insured, 6.25%           7/01/2014              4,852,150
                                                                                                              -----------------
Virginia            2,000,000   Virginia College Building Authority, Educational
6.1%                            Facilities Revenue Bonds, (Marymount University
                                Project), Series of 1992, 6.875%                            7/01/2007              2,013,060

                    1,440,000   The Rectors and Visitors of the University of
                                Virginia, General Revenue Pledge Bonds, Series
                                1993B, 5.375%                                               6/01/2010              1,287,619

                    6,000,000   Commonwealth Transportation Board, Commonwealth of
                                Virginia, Transportation Revenue Bonds, Series
                                1993B, (U.S. Route 58 Corridor Development
                                Program), 5.625%                                            5/15/2013              5,300,880

                    3,250,000   The Rector and Visitors of the University of
                                Virginia, General Revenue Pledge Bonds, Series
                                1993B, 5.375%                                               6/01/2014              2,811,380

                    2,000,000   Prince William County Service Authority,
                                (Virginia), Water and Sewer System Revenue Bonds,
                                Series 1991, FGIC Insured, 6.50%                            7/01/2021              2,113,400

                    3,000,000   Fairfax County Water Authority, Water Revenue
                                Bonds, Series 1989, Pre-Refunded to 1/1/2000 102,
                                7.25%                                                       1/01/2027              3,257,970
                                                                                                              -----------------
                                                                                                                  16,784,309
                                                                                                              -----------------
Washington          2,250,000   Washington Public Power Supply System, Nuclear
0.9%                            Project No. 1, Refunding Revenue Bonds, Series
                                1990C, Pre-Refunded to 7/1/2000 102, 8.00%                  7/01/2017              2,525,850
                                                                                                              -----------------
Wisconsin           3,750,000   Wisconsin Housing and Economic Development
1.3%                            Authority, Home Ownership Revenue Bonds, 1992
                                Series 2, Subject to AMT, 6.875%                            9/01/2024              3,691,275
                                                                                                              -----------------
Wyoming             1,500,000   Wyoming Community Development Authority, Single
0.5%                            Family Mortgage Program, Series E, 5.70%                    6/01/2013              1,308,270
                                                                                                              -----------------
                                Total Municipal Bonds (Cost $268,967,207)                                        264,413,588
                                                                                                              -----------------
    The accompanying notes are an integral part of the financial statements

                                       52


Short-Term Obligations 1.2%
                   $1,100,000   New York Job Development Authority, Variable Rate
                                Daily Demand Special Purpose Bonds, Subject to
                                AMT, 4.70%                                                 3/01/2002++          $  1,100,000

                      100,000   Hapeville Development Authority, (Georgia),
                                Industrial Development Revenue Bonds, (Hapeville
                                Hotel Limited Partnership), Letter of Credit, The
                                Long-Term Credit Bank of Japan, 3.70%                     11/01/2015++               100,000

                      400,000   City of Indianapolis, Indiana, Resource Recovery
                                Revenue Bonds, Series 1987, (Ogden Martin Systems
                                of Indianapolis, Inc. Project), Letter of Credit,
                                Swiss Bank Corp., 3.40%                                   12/01/2016++               400,000

                    1,100,000   The Wake County Industrial Facilities and
                                Pollution Control Financing Authority, Pollution
                                Control Revenue Bonds, (Carolina Power & Light Co.
                                Project), Series 1987 Subject to AMT, Letter of
                                Credit, The Sumitomo Bank, Ltd. 3.35%                      3/01/2017++             1,100,000

                      700,000   California Pollution Control Financing Authority,
                                Resource Recovery Revenue Bonds, (Burney Forest
                                Products Project), 1988 Series A, Letter of
                                Credit, National Westminster Bank, 3.65%                   9/01/2020++               700,000
                                                                                                              -----------------
                                Total Short-Term Obligations (Cost $3,400,000)                                     3,400,000
                                                                                                              -----------------
                                Total Investments (Cost $272,367,207)--97.5%                                     267,813,588
                                Other Assets, Less Liabilities--2.5%                                               6,913,799
                                                                                                              -----------------
                                Net Assets--100.0%                                                              $274,727,387
                                                                                                              =================

                                Federal Income Tax Information:
                                At December 31, 1994, the net unrealized
                                depreciation of investments based on
                                cost for Federal income tax purposes of $272,367,207 was as follows:
                                 Aggregate gross unrealized appreciation for all investments in which there
                                 is an excess of value over tax cost                                             $4,562,695
                                 Aggregate gross unrealized depreciation for all investments in which there
                                 is an excess of tax cost over value                                             (9,116,314)
                                                                                                               --------------
                                                                                                               $ (4,553,619)
                                                                                                               ==============

++ Interest rates on these obligations may change daily.
    The accompanying notes are an integral part of the financial statements

MetLife-State Street Tax-Exempt Fund
Statement of Assets and Liabilities

December 31, 1994
Assets           Investments, at value (Cost $272,367,207) (Note 1)                            $267,813,588
                 Interest receivable                                                              6,389,178
                 Receivable for securities sold                                                   3,495,635
                 Receivable for fund shares sold                                                     73,859
                 Other assets                                                                        26,913
                                                                                                 -----------
                                                                                                277,799,173

Liabilities      Payable for securities purchased                                $1,775,671
                 Dividends payable                                                  310,293
                 Payable for fund shares redeemed                                   305,673
                 Accrued transfer agent and shareholder services (Note 2)           201,730
                 Accrued management fee (Note 2)                                    128,376
                 Accrued distribution fee (Note 5)                                   81,175
                 Capital gains distribution payable                                  72,877
                 Payable to custodian                                                58,586
                 Accrued trustees' fees (Note 2)                                     32,190
                 Other accrued expenses                                             105,215       3,071,786
                                                                                    -------      -----------
Net Assets                                                                                     $274,727,387
                                                                                                 ===========
                 Net Assets consist of:
                 Undistributed net investment income                                           $    880,566
                 Unrealized depreciation of investments                                          (4,553,619)
                 Accumulated net realized loss                                                   (9,780,411)
                 Shares of beneficial interest                                                  288,180,851
                                                                                                 -----------
                                                                                               $274,727,387
                                                                                                 ===========
                 Net Asset Value and redemption price per share of Class A shares
                 ($238,097,445 / 31,905,134 shares of beneficial interest)                            $7.46
                                                                                                 ===========
                 Maximum Offering Price per share of Class A shares ($7.46 / .955)             $       7.81
                                                                                                 ===========
                 Net Asset Value and offering price per share of Class B shares
                 ($35,337,902 / 4,737,867 shares of beneficial interest)*                             $7.46
                                                                                                 ===========
                 Net Asset Value, offering price and redemption price per share of Class C
                 shares ($333,631 / 44,788 shares of beneficial interest)                             $7.45
                                                                                                 ===========
                 Net Asset Value and offering price per share of Class D shares
                 ($958,409 / 128,502 shares of beneficial interest)*                                  $7.46
                                                                                                 ===========

  *Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.
    The accompanying notes are an integral part of the financial statements

MetLife-State Street Tax-Exempt Fund
Statement of Operations
For the year ended December 31, 1994

Investment         Interest                                                             $ 19,266,948
Income

Expenses           Management fee (Note 2)                               $  1,798,180
                   Transfer agent and shareholder services (Note 2)           727,213
                   Custodian fee                                              166,240
                   Registration fees                                           79,767
                   Reports to shareholders                                     68,192
                   Audit fee                                                   36,539
                   Trustees' fees (Note 2)                                     24,749
                   Distribution fee--Class A (Note 5)                         678,873
                   Distribution fee--Class B (Note 5)                         344,503
                   Distribution fee--Class D (Note 5)                          10,302
                   Legal fees                                                  10,114
                   Miscellaneous                                               16,899
                                                                             --------
                                                                            3,961,571
                   Expenses borne by the Distributor (Note 3)                 (12,268)     3,949,303
                                                                             --------      ----------
                   Net investment income                                                  15,317,645
                                                                                           ----------

Realized and       Net realized loss on investments (Notes 1 and 4)        (9,577,889)
  Unrealized       Net realized gain on futures contracts (Note 1)             30,011
  Gain (Loss)on                                                               --------
  Investments        Total net realized loss                                              (9,547,878)
  and Futures      Net unrealized depreciation of investments                            (28,974,700)
  Contracts                                                                               -----------
                   Net loss on investments and futures  contracts                        (38,522,578)
                                                                                          -----------
                   Net decrease in net assets resulting from operations                 $(23,204,933)
                                                                                          ===========

    The accompanying notes are an integral part of the financial statements

MetLife-State Street Tax-Exempt Fund
Statement of Changes in Net Assets

                                                                              Year ended December 31
                                                                          ----------------------------
                                                                              1994            1993
Increase           Operations:
(Decrease)         Net investment income                                  $ 15,317,645    $ 13,164,430
in Net Assets      Net realized gain (loss) on investments and
                    futures contracts*                                      (9,547,878)      2,395,132
                   Net unrealized appreciation (depreciation) of
                    investments                                            (28,974,700)     14,175,002
                                                                             ---------      -----------
                   Net increase (decrease) resulting from operations       (23,204,933)     29,734,564
                                                                             ---------      -----------
                   Dividends from net investment income:
                     Class A                                               (13,276,823)    (12,527,220)
                     Class B                                                (1,437,982)       (333,508)
                     Class C                                                   (21,125)         (7,800)
                     Class D                                                   (42,707)        (17,608)
                                                                             ---------      -----------
                                                                           (14,778,637)    (12,886,136)
                                                                             ---------      -----------
                   Distributions from net realized gains:
                     Class A                                                  (379,796)     (2,138,748)
                     Class B                                                   (58,307)       (188,068)
                     Class C                                                      (535)         (3,360)
                     Class D                                                    (1,436)         (6,817)
                                                                             ---------      -----------
                                                                              (440,074)     (2,336,993)
                                                                             ---------      -----------
                   Net increase (decrease) from fund share
                   transactions (Note 6)                                   (18,980,504)    114,308,195
                                                                             ---------      -----------
                   Total increase (decrease) in net assets                 (57,404,148)    128,819,630

Net Assets         Beginning of year                                       332,131,535     203,311,905
                                                                             ---------      -----------
                   End of year (including undistributed net
                   investment income of $880,566 and $341,558,
                   respectively)                                          $274,727,387    $332,131,535
                                                                             =========      ===========

                 * Net realized gain (loss) for Federal income
                   tax purposes (Note 1)                                  $ (8,429,917)   $  2,395,063
                                                                             =========      ===========

    The accompanying notes are an integral part of the financial statements

MetLife-State Street Tax-Exempt Fund
Notes to Financial Statements
December 31, 1994


Note 1

State Street Research Tax-Exempt Fund (the "Fund") is a series of
State Street Research Tax-Exempt Trust (the "Trust"), which was organized as a Massachusetts business trust in December, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in August, 1986. Five series of the Trust are publicly offered: State Street Research Tax-Exempt Fund, State Street Research California Tax-Free Fund, State Street Research New York Tax-Free Fund, State Street Research Florida Tax-Free Fund and State Street Research Pennsylvania Tax-Free Fund.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay a service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Tax-exempt securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term obligations are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income

Net investment income is determined daily and consists of interest accrued and discount earned, less amortization of premium and the estimated daily expenses of the Fund. Interest income is accrued daily as earned. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends are declared daily by the Fund based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At December 31, 1994, the Fund had a capital loss carryforward of $8,429,917 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on December 31, 2002.

Notes (cont'd)In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1994 through December 31, 1994 the Fund incurred net capital losses of $882,002 and intends to defer and treat such losses as arising in the fiscal year ending December 31, 1995.

F. Futures Contracts

The Fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The Fund will not purchase any futures contract if, after such purchase, more than one-third of net assets would be represented by long futures contracts. The Fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the Fund deposits with the selling broker sufficient cash or U.S. Government securities to meet the minimum "initial margin" requirements. Thereafter, the Fund receives from or pays to the broker cash or U.S. Government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.55% of the Fund's average daily net assets. Prior to May 1, 1994, the management fee was 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1994, the fees pursuant to such agreement amounted to $1,798,180.

State Street Research Shareholder Services, a division of State Street Research Investment
Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly-owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended December 31, 1994, the amount of such expenses was $136,643.

The fees of the Trustees not currently affiliated with the Adviser amounted to $24,749 during the year ended December 31, 1994. The Trust has an optional deferred compensation plan for its Trustees. The Fund invests the fees of participating Trustees in shares of a State Street Research fund instead of paying those fees in cash. Participating Trustees receive deferred amounts equal to the market value of such shares including any reinvested income and capital gains distributions.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended December 31, 1994, the amount of such expenses assumed by the Distributor and its affiliates was $12,268.

Note 4

For the year ended December 31, 1994, purchases and sales of securities, exclusive of short-term obligations, aggregated $234,572,558 and $259,882,685, respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1994, fees pursuant to such plan amounted to $678,873, $344,503 and $10,302 for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of Metropolitan, earned initial sales charges aggregating $128,722 and $908,296, respectively, on sales of Class A shares of the Fund during the year ended December 31, 1994, and that MetLife Securities, Inc. earned commissions aggregating $565,361 on sales of Class B shares, and the Distributor collected contingent deferred sales charges aggregating $157,341 on redemptions of Class B shares during the same period.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At December 31, 1994, Metropolitan owned 122 Class C shares and 61,135 Class D shares and the Distributor owned 13,825 Class A shares of the Fund.

 Share transactions were as follows:

                                                                     Year ended December 31
                                          ----------------------------------------------------------------------------
                                                          1994                                   1993
                                           -----------------------------------   -------------------------------------
Class A                                       Shares              Amount             Shares               Amount
--------------------------------------    ----------------   ----------------    ----------------    -----------------
Shares sold                                   4,795,156         $38,277,992         14,862,515         $123,297,213
Issued upon reinvestment of:
  Dividends from net investment income        1,261,918           9,851,273          1,191,028            9,888,016
  Distributions from net realized
  gains                                          43,200             322,270            216,292            1,823,254
Shares repurchased                          (10,125,093)        (79,111,629)        (5,953,961)         (49,864,145)
                                           --------------       --------------     --------------     ----------------
Net increase (decrease)                      (4,024,819)       $(30,660,094)        10,315,874          $85,144,338
                                           ==============       ==============     ==============     ================

                                                                                             June 7, 1993
                                                                                           (Commencement of
                                                                                              Share Class
                                                                                           Designations) to
                                                                                           December 31, 1993
                                                                                 -------------------------------------
Class B                                        Shares             Amount             Shares               Amount
--------------------------------------    ----------------   ----------------    ----------------    -----------------
Shares sold                                   2,332,039          $18,581,303         3,418,099          $ 28,692,720
Issued upon reinvestment of:
 Dividends from net investment income           148,150           1,150,376             31,892              268,562
 Distribution from net realized gains             6,731              50,145             21,257              178,986
Shares repurchased                           (1,035,950)         (7,990,693)          (184,351)          (1,549,632)
                                           --------------       --------------     --------------     ----------------
Net increase                                  1,450,970         $11,791,131          3,286,897          $27,590,636
                                           ==============       ==============     ==============     ================

Class C                                        Shares             Amount             Shares               Amount
--------------------------------------    ----------------   ----------------    ----------------    -----------------
Shares sold                                    10,183              $81,311            61,077         $    511,498
Issued upon reinvestment of:
 Dividends from net investment income           2,602               20,345               910                7,660
 Distribution from net realized gains              72                  535               400                3,360
Shares repurchased                            (24,703)            (192,917)           (5,753)             (48,335)
                                           --------------       --------------     --------------     ----------------
Net increase (decrease)                       (11,846)           $ (90,726)           56,634             $474,183
                                           ==============       ==============     ==============     ================

Class D                                        Shares             Amount             Shares               Amount
--------------------------------------    ----------------   ----------------    ----------------    -----------------
Shares sold                                    36,875             $296,347               143,482         $1,193,733
Issued upon reinvestment of:
 Dividends from net investment income           1,725              13,235                     314         2,648
 Distribution from net realized gains             180                1,341               942                 7,922
Shares repurchased                            (42,597)            (331,738)          (12,419)             (105,265)
                                           --------------       --------------     --------------     ----------------
Net increase (decrease)                        (3,817)           $ (20,815)          132,319            $1,099,038
                                           ==============       ==============     ==============     ================

MetLife-State Street Tax-Exempt Fund
Financial Highlights
For a share outstanding throughout each year.


                                                                Class A
                                      -------------------------------------------------------------
                                                        Year ended December 31
                                      -------------------------------------------------------------
                                       1994         1993         1992         1991         1990
                                       -----------------------------------------------------------
Net asset value,
 beginning of year                    $ 8.43       $ 7.94       $ 7.69       $ 7.30       $ 7.42
Net investment income*                   .40          .40          .43          .44          .46
Net realized and unrealized gain
  (loss) on investments                 (.98)         .54          .27          .39         (.12)
Dividends from net investment
  income                                (.38)        (.39)        (.43)        (.44)        (.46)
Distribution from net realized
  gains                                 (.01)        (.06)        (.02)        --           --
                                       -------      -------      -------      -------      --------
Net asset value, end of year          $ 7.46       $ 8.43       $ 7.94       $ 7.69       $ 7.30
                                       =======      =======      =======      =======      ========

Total return                           (6.90)%+     12.11%+       9.34%+      11.81%+       4.84%+
Net assets at end of year (000s)      $238,097     $302,845     $203,312     $118,157     $84,925
Ratio of operating expenses to
  average net assets*                   1.20%        1.20%        1.20%        1.25%        1.25%
Ratio of net investment income to
  average net assets*                   5.07%        4.85%        5.48%        6.00%        6.43%
Portfolio turnover rate                78.63%       36.16%       27.44%       81.75%       84.12%

* Reflects voluntary assumption
  of fees or expenses per share
  in each year (Note 3)               $  .00         --         $  .00       $  .00       $  .01

  +Total return figures do not reflect any front-end or contingent deferred sales charges.

                                              Class B                     Class C                     Class D
                                      ------------------------    ------------------------   --------------------------
                                       Year ended                  Year ended                  Year ended
                                      December 31,                December 31,                December 31,
                                          1994        1993**          1994        1993**          1994         1993**

                                     ----------------------------------------------------------------------------------
Net asset value,
 beginning of year                       $8.43          $8.25         $8.41         $8.25         $8.43         $8.25
Net investment income*                     .34            .19           .42           .23           .34           .19
Net realized and unrealized gain
  (loss) on investments                  (.97)            .24         (.96)           .22         (.97)           .23
Dividends from net investment
  income                                 (.33)          (.19)         (.41)         (.23)         (.33)         (.18)
Distribution from net realized
  gains                                  (.01)          (.06)         (.01)         (.06)         (.01)         (.06)
                                       ------------      ----      ------------      ----      ------------      ------

Net asset value, end of year             $7.46          $8.43         $7.45         $8.41         $7.46         $8.43
                                       ============      ====      ============      ====      ============      ======

Total return                             (7.59)%+        5.20%+++    (6.56)%+        5.54%+++    (7.59)%+        5.19%+++
Net assets at end of year (000s)       $35,338        $27,695         $334           $477         $958         $1,115
Ratio of operating expenses to
  average net assets*                     1.95   %       1.95%++      0.95%         0.96%++       1.95%         1.99%++
Ratio of net investment income to
  average net assets*                     4.35   %       3.93%++      5.26%         4.92%++       4.31%         3.92%++
Portfolio turnover rate                  78.63   %      36.16%       78.63%        36.16%        78.63%        36.16%

* Reflects voluntary assumption
  of fees or expenses per share
  in each year (Note 3)                   $.00            --           $.00           --           $.00           --

  **June 7, 1993 (commencement of share class designations) to December 31,
     1993.
  ++Annualized
  +Total return figures do not reflect any front-end or contingent deferred sales charges.
  +++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.

Report of Independent Accountants


To the Trustees of MetLife-State Street
Tax-Exempt Trust and the Shareholders of MetLife-State Street Tax-Exempt Fund


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Tax-Exempt Fund (a series of State Street Research Tax-Exempt Trust, hereafter referred to as the "Trust") at December 31, 1994, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1994 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
February 10, 1995

Management's Discussion of Fund Performance

In 1994, the bond market was repeatedly buffeted by uncertainty over the strength of the economy and the timing of the Fed's next rate increase. When the municipal bond market declined sharply in February, March and April, we attempted to reduce risk in the portfolio by replacing longer-term bonds with less interest-rate-sensitive, shorter-term bonds. In some cases we sold bonds for losses and replaced them with higher-yielding, more defensive bonds. We also increased the quality of the portfolio, because higher quality bonds tend to perform better in weak markets.

The portfolio holds a number of bonds from so-called "specialty states"--states where there are tax incentives to buy in-state bonds or where bonds tend to be in short supply. Typically, demand is fairly consistent for such bonds, which can be advantageous in a bad market. Specialty states include Massachusetts, North Carolina (which also offers very high quality), New York, Ohio and Connecticut.

In this volatile and uncertain bond market, we have targeted bonds offering high quality and shorter maturities. The bonds in the Fund's portfolio have an average credit quality rating of AA, as measured by Standard and Poor's Corporation.

Comparison Of Change In Value Of A $10,000 Investment In Tax-Exempt Fund And The Lehman Municipal Bond Index


MetLife-State Street Tax-Exempt Fund - Class A


                                LINE CHART DATA
                           (INCEPTION VALUE = $9,550)
                                                VALUE OF
                                               ACCOUNT OF
                       VALUE OF             LEHMAN MUNI BOND
                      ACCOUNT AT                INDEX AT
  DATE                 YEAR END                 YEAR END

 8/25/86               $ 9,550                  $10,000
12/31/86                 9,889                   10,371
12/31/87                 9,748                   10,527
12/31/88                11,063                   11,597
12/31/89                12,128                   12,849
12/31/90                12,713                   13,785
12/31/91                14,213                   15,459
12/31/92                15,538                   16,821
12/31/93                17,420                   18,888
12/31/94                16,218                   17,911



MetLife-State Street Tax-Exempt Fund - Class B


                                LINE CHART DATA
                           (INCEPTION VALUE = $10,000)
                                                VALUE OF
                                               ACCOUNT OF
                       VALUE OF             LEHMAN MUNI BOND
                      ACCOUNT AT                INDEX AT
  DATE                 YEAR END                 YEAR END

 8/25/86               $10,000                  $10,000
12/31/86                10,355                   10,371
12/31/87                10,208                   10,527
12/31/88                11,585                   11,597
12/31/89                12,699                   12,849
12/31/90                13,313                   13,785
12/31/91                14,883                   15,459
12/31/92                16,270                   16,821
12/31/93                18,165                   18,888
12/31/94                16,786                   17,911



MetLife-State Street Tax-Exempt Fund - Class C


                                LINE CHART DATA
                           (INCEPTION VALUE = $10,000)
                                                VALUE OF
                                               ACCOUNT OF
                       VALUE OF             LEHMAN MUNI BOND
                      ACCOUNT AT                INDEX AT
  DATE                 YEAR END                 YEAR END

 8/25/86               $10,000                  $10,000
12/31/86                10,355                   10,371
12/31/87                10,208                   10,527
12/31/88                11,585                   11,597
12/31/89                12,699                   12,849
12/31/90                13,313                   13,785
12/31/91                14,883                   15,459
12/31/92                16,270                   16,821
12/31/93                18,224                   18,888
12/31/94                17,028                   17,911


MetLife-State Street Tax-Exempt Fund - Class D

                                LINE CHART DATA
                           (INCEPTION VALUE = $10,000)
                                                VALUE OF
                                               ACCOUNT OF
                       VALUE OF             LEHMAN MUNI BOND
                      ACCOUNT AT                INDEX AT
  DATE                 YEAR END                 YEAR END

 8/25/86               $10,000                  $10,000
12/31/86                10,355                   10,371
12/31/87                10,208                   10,527
12/31/88                11,585                   11,597
12/31/89                12,699                   12,849
12/31/90                13,313                   13,785
12/31/91                14,883                   15,459
12/31/92                16,270                   16,821
12/31/93                18,163                   18,888
12/31/94                16,784                   17,911


All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. In March 1992, the Fund changed its investment objective to eliminate requirements that specify that a percentage of the Fund be invested in certain rating categories. Previously, it was required to invest 80% in securities rated A, BBB, BB or better. Past performance, therefore, may not be indicative of future results. Shares of the Fund had no class designations until June 7, 1993, when designations were assigned based on the pricing and 12b-1 fees applicable to shares sold thereafter. Performance data for a specified class include periods prior to the adoption of class designations. "A" share returns for each of the periods reflect the maximum 4.5% sales charge. "B" share returns for the 1- and 5-year periods reflect a 5% and a 2% contingent deferred sales charge, respectively. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. "D" share return for the 1-year period reflects a 1% contingent deferred sales charge. Performance for "B" and "D" shares prior to June 7, 1993, reflects annual 12b-1 fees of .25% and performance thereafter reflects annual 12b-1 fees of 1%, which will reduce subsequent performance. The Lehman Muni Bond Index represents approximately 15,000 fixed-coupon, investment-grade municipal bonds. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

                                    APPENDIX

                     Description of Municipal Debt Ratings


Standard & Poor's Corporation

      AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A: Debt rated A has a strong capacity to pay interest and repay principal, although it is more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      Debt rated BB, B, CCC, CC and C is regarded as having speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

      B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

      CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

      CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

      C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI: The rating CI is reserved for income bonds on which no interest is being paid.

      D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      Plus (+) or Minus (-): The rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only (IO) and principal only (PO) mortgage securities.

      SP-1: Notes rated SP-1 are of the highest quality with very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

      SP-2: Notes rated SP-2 are of high quality with satisfactory capacity to pay principal and interest.


Moody's Investors Service, Inc.

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance or other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

      MIG-1: Notes bearing this designation are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

      MIG-2: Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.
70075.c5

                 STATE STREET RESEARCH CALIFORNIA TAX-FREE FUND
                                  A Series of
                     STATE STREET RESEARCH TAX-EXEMPT TRUST
                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 1995

                               TABLE OF CONTENTS

                                                                            Page

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS ...........................    1

CALIFORNIA MUNICIPAL OBLIGATIONS ..........................................    5

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES ...........   13

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS ...........................   20

TRUSTEES AND OFFICERS .....................................................   22

INVESTMENT ADVISORY SERVICES ..............................................   27

PURCHASE AND REDEMPTION OF SHARES .........................................   29

NET ASSET VALUE ...........................................................   31

PORTFOLIO TRANSACTIONS ....................................................   32

CERTAIN TAX MATTERS .......................................................   34

DISTRIBUTION OF SHARES OF THE FUND ........................................   39

CALCULATION OF PERFORMANCE DATA ...........................................   43

CUSTODIAN .................................................................   47

INDEPENDENT ACCOUNTANTS ...................................................   48

FINANCIAL STATEMENTS ......................................................   48

APPENDIX ..................................................................  A-1


         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research California Tax-Free Fund (the "Fund") dated May 1, 1995 which may be obtained without charge from the offices of State Street Research Tax-Exempt Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.

1285A - 950510 (0696) SSR - LD      CTF - 879D - 595

                ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS


         In addition to the investment policies set forth under "The Fund's Investments" and "Limiting Investment Risk" in the Fund's Prospectus, the Fund has adopted certain investment restrictions.

         The following restrictions are deemed fundamental and may not be changed except by the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940 (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is the Fund's policy:

         (1)      not to issue senior securities;

         (2) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, if determined by the Trust's Board of Trustees, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

         (3) not to purchase or sell fee simple interests in real estate, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which own or invest or deal in real estate;

         (4) not to invest in commodities or commodity contracts in excess of 10% of the Fund's total assets, except that investments in futures contracts and options on futures contracts on securities or securities indices shall not be deemed an investment in commodities or commodities contracts;

         (5) not to make loans, except that the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (including repurchase agreements with respect thereto);

         (6) not to invest more than 10% of its total assets in illiquid securities, which may include, to the extent any are not readily marketable under the circumstances, securities restricted as to resale, repurchase agreements extending for more than seven days, and options not listed and traded on any national securities exchange (as a current nonfundamental policy, restricted securities are limited to 5% of total assets);

         (7) not to conduct arbitrage transactions (provided that investments in futures and options shall not be deemed arbitrage transactions);

         (8) not to invest in oil, gas or other mineral exploration or development programs (provided that the Fund may invest in securities issued by companies which invest in or sponsor such programs and in securities indexed to the price of oil, gas or other minerals);

         (9) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry [for purposes of this restriction, (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry, (c) finance companies will be classified according to the industries of their parent companies, (d) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations) shall be excluded; (e) industrial development revenue bonds which are based, directly or indirectly, on the credit of private issuers will be classified according to the industry of the issuer, and (f) California State and other jurisdictions and each of their separate political subdivisions, agencies, authorities or instrumentalities, are treated as separate issuers and are not regarded as members of any industry];

        (10) not to borrow money except for borrowings from banks for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 25% of the value of its total assets, and except insofar as reverse repurchase agreements may be regarded as borrowing. As a matter of current operating, but not fundamental, policy, the Fund will not purchase additional portfolio securities at any time when it has outstanding money borrowings in excess of 5% of the Fund's total assets (taken at current value);

        (11) not to invest in a security if the transaction would result in, with respect to 75% of its total assets, more than 5% of the Fund's total assets being invested in any one issuer, except this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government or to repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations;

        (12) not to invest in a security if the transaction would result in the Fund's owning more than 10% of the outstanding voting securities of an issuer, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government or to repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations;

        (13) not to invest in a security if the transaction would result in more than 5% of the Fund's total assets being invested in securities of issuers (including predecessors) with less than three years of continuous operations except in the case of debt securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Ba or higher by Moody's Investors Service, Inc. ("Moody's "), and except this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or backed by the U.S. Government or to repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations; and

         (14) not to invest in a security if the transaction would result in more than 25% of the Fund's total assets being invested in industrial revenue bonds which are based directly or indirectly on the credit of private issuers in any one industry, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or backed by the U.S. Government or to repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations.

         The following investment restrictions may be changed by a vote of a majority of the Trustees. Under these restrictions, it is the Fund's policy:

         (1) not to engage in transactions in options except in connection with options on securities and securities indices and options on futures on securities and securities indices;

         (2) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box" (as a matter of current operating, but not fundamental policy, the Fund will not make short sales or maintain a short position unless not more than 5% of the Fund's net assets (taken at current value) is held as collateral for such sales at any time);

         (3) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings (for the purpose of this restriction, futures and options, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures and options, are not deemed to involve a hypothecation, mortgage or pledge of assets);

         (4) not to purchase a security issued by another investment company if, immediately after such purchase, the Fund would own, in the aggregate, (i) more than 3% of the total outstanding voting stock of such other investment company;
                  (ii) securities issued by such other investment company having an aggregate value in excess of 5% of the value of the Fund's total assets; or (iii) securities issued by such other investment company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the Fund's total assets; provided, however, that the Fund may purchase investment company securities without limit for the purpose of completing a merger, consolidation or other acquisition of assets;

         (5) not to purchase or retain any security of an issuer if, to the knowledge of the Trust, those of its officers and Trustees and officers and directors of its investment advisers who individually own more than 1/2 of 1% of the securities of such issuer, when combined, own more than 5% of the securities of such issuer taken at market;

         (6) not to invest in warrants more than 5% of the value of its total assets (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value); and

         (7) not to invest in companies for the purpose of exercising control over their management, although the Fund may from time to time present its views on various matters to the management of issuers in which it holds investments.

                        CALIFORNIA MUNICIPAL OBLIGATIONS

         As used in the Prospectus and this Statement, the term "California Municipal Obligations" refers to debt obligations, including bonds and notes, issued by the State of California and its political subdivisions, the interest on which was at the time of issuance, in the opinion of bond counsel, exempt from both federal income taxes and California State personal income taxes. Like other tax-exempt bonds, California Municipal Obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, mass transportation, roads, schools, and water and sewer works. Other public purposes for which California Municipal Obligations, like other tax-exempt bonds, may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as industrial development revenue bonds may be issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, conventions or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term California Municipal Obligations if the interest paid thereon is, in the opinion of bond counsel at the time of issuance, exempt from both federal income taxes and California State personal income taxes. Other industrial development bonds used to fund the construction, equipment, repair or improvement of privately-operated industrial or commercial facilities may also be California Municipal Obligations, but the size of such issues is limited under current federal tax law. The Fund may not be a desirable investment for "substantial users" of facilities financed by industrial development revenue bonds or for "related persons" of substantial users.

         The two principal classifications for tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development revenue bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

         Prices and yields on California Municipal Obligations and other tax-exempt obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Information about the financial condition of an issuer of tax-exempt bonds or notes may not be as extensive as that which is made available by corporations whose securities are publicly traded.

         The ratings of S&P and Moody's represent their opinions and are not absolute standards of quality. Tax-exempt obligations with the same maturity, interest rate and rating may have different yields while on the other hand tax-exempt obligations with the same maturity and interest rate but with different ratings may have the same yield.

         Obligations of issuers of tax-exempt securities are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations to pay interest on and principal of their tax-exempt securities may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's tax-exempt bonds or notes in the same manner.

         From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions, and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of California Municipal Obligations for investment by the Fund and the value of the Fund's portfolio could be materially affected, in which event the Fund would reevaluate its investment objectives and policies and consider changes in the structure of the Fund or dissolution.

Special Considerations Regarding Investments in California Municipal Obligations

         Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in the adverse effects described below. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California (the "State") and various local agencies in the State, available as of March 31, 1995. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

         Certain of the California Municipal Obligations in which the Fund may invest may be obligations of issuers which rely in whole or in part on State revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities, is unclear.

         Certain of the California Municipal Obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA is to limit ad valorem taxes on real property, and to restrict the ability of taxing entities to increase real property tax revenues. On November 7, 1978, State voters approved Proposition 8, and on June 3, 1986, State voters approved Proposition 46, both of which amended Article XIIIA.

         Section 1 of Article XIIIA limits the maximum ad valorem property tax on real property to 1% of full cash value (as defined in Section 2), to be collected by the counties and apportioned according to law; provided that the 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges or (i) any indebtedness approved by the voters prior to July 1, 1978, or (ii) any bonded indebtedness for the acquisition or improvement of real property approved on or after July 1, 1978, by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under 'full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or a reduction in the Consumer Price Index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors. The California State Board of Equalization has adopted regulations, binding on county assessors, interpreting the meaning of "change in ownership" and "new construction" for purposes of determining full cash value of property under Article XIIIA.

         Legislation enacted by the State Legislature to implement Article XIIIA (Statutes of 1978, Chapter 292, as amended) provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA of $4.00 per $100 assessed valuation (based on the former practice of using 25%, instead of 100%, of full cash value as the assessed value for tax purposes). The legislation further provided that, for the 1978/79 fiscal year only, the tax levied by each county was to be apportioned among all taxing agencies within the county in proportion to their average share of taxes levied in certain previous years. The apportionment of property taxes for fiscal years after 1978/79 has been revised pursuant to Statutes of 1979, Chapter 282, which provides relief funds from state attorneys beginning in fiscal year 1979/80 and is designed to provide a permanent system for sharing state taxes and budget funds with local agencies. Under Chapter 282, cities and counties receive more of the remaining property tax revenues collected under Proposition 13 instead of direct State aid. School districts receive a correspondingly reduced amount of property taxes, but receive compensation directly from the state and are given additional relief. Chapter 282 does not affect the derivation of the base levy ($4.00 per $100 of assessed valuation) and the bonded debt tax rate.

         In Nordlinger v. Hahn, 60 U.S.L.W. 4563 (1992), the United States Supreme Court upheld certain provisions of Proposition 13 against claims that it violated the equal protection clause of the Constitution. However, there can be no assurance that any particular level of State aid to local governments will be maintained in future years.

         On November 6, 1979, another initiative known as "Proposition 4" or the "Gann Initiative" was approved by State voters, which added Article XIIIB to the State Constitution. Under Article XIIIB, state and local governmental entities have an annual "appropriations limit" and are not able to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess would have to be returned by revising tax rates or fee schedules over the subsequent two years.

         In June 1982, the voters of the State passed two initiative measures to repeal the State gift and inheritance tax laws and to enact, in lieu thereof, a State death tax. The State voters also passed an initiative measure to increase, for taxable years commencing on or after January 1, 1982, the amount by which personal income tax brackets will be adjusted annually in an effort to index such tax brackets to account for the effects of inflation. Decreases in State and local revenues in future fiscal years as a consequence of these initiatives may result in reductions in allocations of state revenues to State issuers or in the ability of State issuers to pay their obligations.

         At the November 8, 1988 general election, State voters approved an initiative known as Proposition 98. This initiative amends Article XIIIB to require that (i) the State Legislature establish a prudent state reserve fund in an amount as shall be reasonable and necessary and (ii) revenues in excess of amounts permitted to be spent and which would otherwise be returned pursuant to
Article XIIIB by revision of tax rates or fee schedules, be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. No such transfer or allocation of funds will be required if certain designated state officials determine that annual student expenditures and class size meet certain criteria as set forth in Proposition 98. Any funds allocated to the State School Fund shall cause the appropriation limits established in Article XIIIB to be annually increased for any such allocation made in the prior year.

         Proposition 98 also amends Article XVI to require that the State provide a minimum level of funding for public schools and community colleges. Commencing with the 1988-89 fiscal year, moneys to be applied by the State for the support of school districts and community college districts shall not be less than the greater of: (i) the amount which, as a percentage of the State general fund revenues which may be appropriated pursuant to Article XIIIB, equals the percentage of such State general fund revenues appropriated for school districts and community college districts, respectively, in fiscal year 1986-87 or (ii) the amount required to ensure that the total allocations to school districts and community college districts from the State general fund proceeds of taxes appropriated pursuant to Article XIIIB and allocated local proceeds of taxes shall not be less than the total amount from these sources in the prior year, adjusted for increases in enrollment and adjusted for changes in the cost of living pursuant to the provisions of Article XIIIB. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirements for one year.

         In June 1989, the State Legislature enacted Senate Constitutional Amendment number one ("SCA 1"), a proposed modification of the State Constitution to alter the spending limit in the educational funding provisions of Proposition 98. SCA 1 was approved by the voters on the June 1990 ballot and took effect on July 1, 1990. SCA 1 permits the annual adjustments to the spending limit to be more closely linked to the rate of economic growth in the State. Instead of being tied to the consumer price index, the change in "cost of living" is measured by the change in State per capita personal income. In addition, if certain kinds of emergencies are declared by the Governor, an appropriation enacted by a two-thirds vote of the Legislature will be excluded from the State's appropriations limit.

         SCA 1 also provides two new exceptions to the calculation of appropriations which are subject to the spending limit. First there will be excluded all appropriations for "qualified capital outlay projects" as defined by the Legislature. Second, there will be excluded any increase in gasoline taxes above their current 9% per gallon level. In addition, SCA 1 recalculates the appropriation limits for each unit in government, beginning in the 1990-91 fiscal year, based upon a two-year cycle. The Proposition 98 provision regarding excess taxes will also be modified. After a two-year period if there are any excess state tax revenues, 50% (instead of 100%) of the excess will be transferred to schools with the balance returned to taxpayers. SCA 1 also modifies in certain respects the complex adjustment in the Proposition 98 formula which guarantees schools a certain amount of the General Fund revenues.

         In 1992-93 and 1993-94, the State budget met part of its Proposition 98 commitment to education through $1.8 billion in off-book loans. The legality of these loans was challenged in a lawsuit by the California Teachers Association. A lower court in the State has ruled against the state, and under this decision the schools would not be required to repay these loans. If upheld on appeal, the ruling would increase the State's officially recognized 1994-95 year-end deficit by $1.8 billion.

         In September 1980, the legislature enacted a measure (Chapter 1342, Statutes of 1980) declaring that tax increment revenues are not "proceeds of taxes" within the meaning of Article XIIIB and that the allocation and expenditure of such moneys are not appropriations subject to the limitations under Article XIIIB, if used for repayment of indebtedness incurred for redevelopment activity. While the California Supreme Court expressly declined to rule on the validity of Chapter 1342 and the applicability of Article XIIIB to redevelopment agencies, Huntington Park Redevelopment Agency v. Martin, 38 Cal. 3d 100, 211 Cal. Rptr. 133, 695 P.2d 220 (1985), two subsequent decisions of the California Court of Appeal have upheld the validity of Chapter 1342 and have concluded that redevelopment agencies are not subject to the appropriations limit of Article XIIIB. Bell Community Redevelopment Agency v. Woosley, 169 Cal. App. 3d 24, 214 Cal. Rptr. 788 (Cal. Ct. App. 1985); Brown v. Community Redevelopment Agency of the City of Santa Ana, 168 Cal. App. 3d 1014, 214 Cal. Rptr. 626 (Cal. Ct. App. 1985). Proposition 87 was approved by the California voters on November 8, 1988. Proposition 87 amends Article XVI, Section 16, of the State Constitution by authorizing the State Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989. It is not possible to predict whether the State Legislature will enact such a prohibition nor is it possible to predict the impact of Proposition 87 on redevelopment agencies and their ability to make payments on outstanding debt obligations.

         Article XIIIB, like Article XIIIA, may require interpretation by both the legislature and the courts to determine its applicability to specific situations involving the state and local taxing authorities. Depending upon such interpretation, Article XIIIB may limit significantly a governmental entity's ability to budget sufficient funds to meet debt service on bonds and other obligations.

         On November 4, 1986, State voters approved an initiative statute known as Proposition 62. This initiative (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, (ii) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within the jurisdiction, (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed, (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA, (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments, (vi) requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988, (vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative, and (viii) permits these provisions to be amended exclusively by the voters of the State.

         In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App. 3d 633 (1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the State Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is not possible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62.

         In July, 1991, the State increased taxes by adding two new marginal personal income taxes rates, at 10% and 11%, effective for tax years 1991 through 1995. The rate increase is scheduled to return to 9.3%. The alternative minimum tax rate was increased to 8.5% and is scheduled to return to 7% after 1995. In addition, the sales tax was increased by 1.25%. 0.5% was a permanent addition to counties, but with the money earmarked to trust funds to pay for health and welfare programs whose administration was transferred to counties. This tax increase will be canceled if a court rules that such transfer and tax increase violate any constitutional requirements. An additional 0.5% of the sales tax rate was scheduled for termination on June 30, 1993, but was extended by legislation through December 31, 1993. The approval of Proposition 172 on the November 1993 ballot by the voters extended this increase permanently. The 1994-95 Governor's Budget does not propose any additional increase in the sales tax rate.

         California is the most populous state in the nation with a total population at the 1990 Census of 29,976,000. Growth has been incessant since World War II, with population gains in each decade since 1950 of between 18% and 49%. During the last decade, population rose 20%. The State now comprises 12.3% of the nation's population and 12.9% of its total personal income. Its economy is broad and diversified with major concentrations in high technology research and manufacturing, aerospace and defense-related manufacturing, trade, real estate, and financial services. After experiencing strong growth throughout much of the 1980's, the State was adversely affected by both the national recession and the cutbacks in aerospace and defense spending which have a severe impact on the economy in Southern California. Although the national economic recovery is continuing at a strong pace, California is still experiencing the effects of a recession. Unemployment has remained above the national average since 1990. Substantial contraction in California's defense related industries, overbuilding in commercial real estate and consolidation and decline in the State's financial services industry will likely produce slower overall growth for several years. Economists predict that the State's economy will experience modest growth in 1995 and 1996. The earthquake which struck Northridge, California on January 17, 1994 is not expected to derail the State's economic recovery, although it may carry long-term implications for the City of Los Angeles.

         These economic difficulties have exacerbated the structural budget imbalance which has been evident since fiscal year 1985-1986. Since that time, budget shortfalls have become increasingly more difficult to solve and the State has recorded General Fund operating deficits in five of the past six fiscal years. Many of these problems have been attributable to the fact that the great population influx has produced increased demand for education and social services at a far greater pace than the growth in the State's tax revenues. Despite substantial tax increases, expenditure reductions and the shift of some expenditure responsibilities to local government, the budget condition has remained problematic in recent years. In addition, the accumulated budget deficits over the past several years had exhausted the State's available cash reserves and resources. In July and August, 1994, the State was required to issue a total of $7 billion of short-term revenue anticipation warrants to fund, in part, the State's cash flow management needs for the 1994-95 fiscal year.

         On July 8, 1994, the Governor signed into law a $57.5 billion budget which, among other things, (a) reduces welfare grants and aid to families and to the aged, blind and disabled, and (b) relies on the State's ability to obtain $2.8 billion in new reimbursement from the federal government for the State's cost of serving illegal immigrants. Although the State legislature has passed a standby measure which could trigger automatic budget reductions if the State's fiscal condition worsens over the next two years, the stability of the budget would be jeopardized if the State is unable to obtain the hoped-for federal funds.

         The current budget includes General Fund spending of $40.9 billion, up 4.2% from the level of spending during the 1993-94 fiscal year. The budget also envisions General Fund spending climbing another 8.4% in the 1995-96 fiscal year. The budget forecasts revenues and expenditures which will result in operating surpluses in both 1994-95 and 1995-96, leading to the elimination of an estimated $2.0 billion accumulated budgeted deficit by June 30, 1996.

         Although an improving economy and healthier tax revenues are anticipated, the political environment and voter initiatives may constrain the State's financial flexibility. For example, according to the Legislative Analyst's Office, the passage of Proposition 187 in the November 1994 election, which in part denies certain social services to illegal immigrants, could jeopardize $15 billion in federal funding. In addition, the passage of Proposition 184 in the November 1994 election, which imposes mandatory, lengthy prison sentences on individuals convicted of three felonies, is expected to increase prison operating costs by $3 billion annually and increase prison construction costs by $20 billion.

         Because of the State of California's continuing budget problems, the rating on the State's general obligation bonds was downgraded in July 1994 from Aa to A1 by Moody's, from A+ to A by S&P and from AA to A by Fitch Investors Services, Inc. All three rating agencies expressed uncertainty in the State's ability to balance the budget by 1996.

         On December 6, 1994, Orange County became the largest municipality in the United States to file for protection under the federal bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the County's investment pool due to investments in high risk "derivative" securities. Over 185 public agencies had funds invested in the pool, and these funds may be accessed only with permission of the bankruptcy court. It is unclear whether the State will lend financial or other assistance to Orange County to prevent the County from defaulting on its other obligations.

         Certain State Municipal obligations in which the Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of State law that could adversely affect the holders of such obligations. For example, the revenues of health care institutions may be subject to State laws, and State laws limit the remedies of a creditor secured by a mortgage or deed of trust on real property.

         Additional Considerations. With respect to Municipal Obligations issued by the State and its political subdivisions, the Fund cannot predict what legislation, if any, may be proposed in the State Legislature as regards the California State personal income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of California Municipal Obligations for investment by the Fund and the value of the Fund's portfolio. In such an event, the Trustees would reevaluate the Fund's investment objective and policies and consider changes in its structure or possible dissolution.

                       ADDITIONAL INFORMATION CONCERNING
                         CERTAIN INVESTMENT TECHNIQUES

         Among other investments described below, the Fund may buy and sell options, futures contracts, and options on futures contracts with respect to securities and securities indices and may enter into closing transactions with respect to each of the foregoing, and invest in other derivatives, under circumstances in which the use of such techniques is expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the investment objective of the Fund. The Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity at a future time) and which, therefore, possess the risks of both futures and securities investments.

Futures Contracts

         Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

         The purchase of a futures contract on securities or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. This characteristic makes futures useful for hedging purposes.

         The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the transaction an amount of "initial margin" in cash or U.S. Treasury obligations.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying asset has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate its position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

         Futures contracts will be executed primarily (a) to establish a short position, and thus protect the Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities which the Fund intends to purchase. Subject to the limitations described below, the Fund may also enter into futures contracts for purposes of enhancing return. In transactions establishing a long position in a futures contract, money market instruments equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.

Options on Securities

         The Fund may use options on securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

         Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Options on Securities Indices

         The Fund may engage in transactions in call and put options on securities indices. For example, the Fund may purchase put options on indices of fixed income securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result.

         Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. Gain or loss to the Fund on transactions in index options will depend on price movements in the relevant securities market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with options on equity or fixed income securities, futures contracts or commodities, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. When available, the Fund might employ such devices to hedge its positions in fixed income securities in the same manner that it currently uses futures and related options or, subject to receiving any necessary regulatory approval, to seek a higher level of return. In connection with the use of such options, the Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, the Fund may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy

         A basic option strategy for protecting the Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by the Fund -thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

         A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by the Fund, money market instruments equal to the aggregate exercise price of the options will be identified by the Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity

         The Fund will engage in transactions in futures contracts or options only as a hedge against changes resulting from market conditions which produce changes in the values of their securities or the securities which it intends to purchase (e.g., to replace portfolio securities which will mature in the near future) and, subject to the limitations described below, to enhance return. The Fund will not purchase any futures contract or purchase any call option if, immediately thereafter, more than one-third of the Fund's net assets would be represented by long futures contracts or call options. The Fund will not write a covered call or put option if, immediately thereafter, the aggregate value of the assets (securities in the case of written calls and cash or cash equivalents in the case of written puts) underlying all such options, determined as of the dates such options were written, would exceed 25% of the Fund's net assets. In addition, the Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.

         Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. Moreover, the use of options, futures and options on futures may involve risks not associated with the other types of instruments which the Fund intends to purchase. Most of the hedging anticipated for the Fund will be against the risk characteristics of its portfolio and not against the risk characteristics of specific debt securities. The Fund's ability to hedge effectively through transactions in futures or options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options. The prices of the assets being hedged may not move in the same amount as the hedging instrument, or there may be a negative correlation which would result in an ineffective hedge and a loss to the Fund.

         Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability effectively to hedge its securities and might in some cases require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

When-Issued Securities

         The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to up to a month or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs in the U.S. Treasury market when dealers begin to trade a new issue of bonds or notes shortly after a Treasury financing is announced, but prior to the actual sale of the securities. Similarly, securities to be created by a merger of companies may also be traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments.

Repurchase Agreements

         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid assets held by the Fund will be limited to 10% of the Fund's total assets.

Reverse Repurchase Agreements

         The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

         When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

Securities Lending

         The Fund may lend portfolio securities with a value of up to 33 % of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank, or any combination thereof. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time. The Fund will retain most rights of ownership of the loaned securities including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

Short Sales Against the Box

         The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

Other Investment Limitations

         The Fund may invest up to 10% of its total assets in shares of other investment companies on a temporary basis. Such investments may involve the payment of duplicative management or other fees. To mitigate such duplication, however, the Investment Manager has agreed to waive up to the full amount of its investment advisory fee with respect to investments, if any, in other open-end investment companies; the amount of such waived fee will be deemed to be a reduction in management fees or an assumption of expenses relating to the Fund as described under "Table of Expenses" in the Prospectus.

High Yield Securities

         Lower rated "high yield" securities (i.e., bonds rated BB or lower by S&P or Ba or lower by Moody's) commonly known as "junk bonds," of the type in which the Fund may invest generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities may also be subject to greater market price fluctuations than lower yielding, higher rated debt securities; credit ratings do not reflect this market risk. In addition, these ratings may not reflect the effect of recent developments on an issuer's ability to make interest and principal payments.

         Additional risks of "high yield" securities include (i) limited liquidity and secondary market support, particularly in the case of securities that are not rated or subject to restrictions on resale, which may limit the availability of securities for purchase by the Fund, limit the ability of the Fund to sell portfolio securities either to meet redemption requests or in response to changes in the economy or the financial markets, heighten the effect of adverse publicity and investor perceptions, and make selection and valuation of portfolio securities more subjective and dependent upon the Investment Manager's credit analysis; (ii) substantial market price volatility and/or the potential for the insolvency of issuers during periods of changing interest rates and economic difficulty, particularly with respect to high yield securities that do not pay interest currently in cash; (iii) subordination to the prior claims of banks and other senior lenders; and (iv) the possibility that revenues or earnings of the issuer may be insufficient to meet its debt service. Growth in the market for "high yield" securities has paralleled a general expansion in certain sectors in the U.S. economy, and the effects of adverse economic changes (including a recession) are unclear. For further information concerning the rates of debt securities, see the Appendix.

         In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time.

Rule 144A Securities

         Subject to the limitations on illiquid and restricted securities noted above, the Fund may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing. Depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods, the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of an active market for them.

Other Derivative Securities

         The Fund may invest in tax-exempt derivative products such as stripped tax-exempt bonds, synthetic floating rate tax-exempt bonds, tax-exempt asset backed securities including interests in trusts holding tax-exempt lease receivables, and may enter into various interest rate transactions such as swaps, caps, floors or collars as described below. Many of these derivative products are new and are still being developed. Some of these products may generate taxable income or income which is believed to be non-taxable which may later be determined to be taxable. In making investments in any tax-exempt derivative, the Fund will take into consideration the impact on the Fund of the potential taxable nature of any income or gains, the effect of such taxable income or gains on the taxable and non-taxable status of dividends and distributions by the Fund to its shareholders, and the speculative nature of the products given their development nature. Other risks which may arise with tax-exempt derivative products include possible illiquidity because the market for such instruments is still developing. The Fund will attempt to invest in products which appear to have reasonable liquidity and to reduce the risks of nonperformance by counterparties by dealing only with established and reputable institutions.

Swap Arrangements

         The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a part of the Fund's portfolio. However, the Fund may enter into such arrangements for income purposes to the extent permitted by the Commodity Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that non-standard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecast, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

                              DEBT INSTRUMENTS AND
                           PERMITTED CASH INVESTMENTS

         As indicated in the Fund's Prospectus, the Fund may invest in long-term and short-term debt securities. The Fund may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of the Investment Manager, such investments are more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain debt securities and money market instruments in which the Fund may invest are described below.

         The Fund intends that short-term securities acquired for temporary defensive purposes will be exempt from federal income taxes and California State personal income taxes. However, if such suitable short-term tax-exempt securities are not available or if such securities are available only on a when-issued basis, the Fund may invest up to 100% of its total assets in short-term securities the interest on which is not exempt from federal income taxes or California State personal income taxes.

         U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

                * direct obligations of the U.S. Treasury, i.e., Treasury
                  bills, notes, certificates and bonds;

                * obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Farmers Home Administration, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

                * obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities and obligations of the Farmers Home Administration, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Farmers Home Administration, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-backed securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

         Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

         Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

         Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated A by S&P or Prime by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least A by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least A by S&P or by Moody's.

         Commercial paper rated A (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

         Information concerning the ratings of S&P and Moody's for municipal debt appears in the Appendix hereto. In the event applicable rating agencies lower the ratings of debt instruments held by the Fund, resulting in a material decline in the overall quality of the Fund's portfolio, the situation will be reviewed and necessary action, if any, will be taken, including changes in the composition of the portfolio.

                             TRUSTEES AND OFFICERS

         The Trustees and officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

         *Paul J. Clifford, Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 32. His principal occupation is Vice President of State Street Research & Management Company. During the past five years, he has also served as a securities analyst for State Street Research & Management Company.

         *Susan W. Drake, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. She is 42. Her principal occupation is Vice President of State Street Research & Management Company. During the past five years she has also served as a securities analyst for State Street Research & Management Company.

         *+Constantine Hutchins, Jr., One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 66. His principal occupation during the past five years has been Senior Vice President, Secretary and General Counsel of State Street Research & Management Company. Mr. Hutchins's other principal business affiliations include Senior Vice President, Clerk and General Counsel, State Street Research Investment Services, Inc.

         *+John H. Kallis, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 54. Mr. Kallis's principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 68. He is engaged principally in private investments and civic affairs. Previously, he was with Morgan Guaranty Trust Company of New York.

         +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 68. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 44. His principal occupation is Executive Vice President, Treasurer and Director of State Street Research & Management Company. During the past five years he also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 63. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         * or + See footnotes on page 26.

         +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173 serves as Trustee of the Trust. He is 70. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 56. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investment Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
57. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 40. His principal occupation is Senior Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company. Mr. Shively's other principal business affiliations include Director of State Street Research Investment Services, Inc.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 52. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer and Director of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board, President, Chief Executive Officer and Director of State Street Research Investment Services, Inc.

         +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 70. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

--------------
* or + See footnotes on page 26.

         As of March 31, 1995, the following persons or entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Fund as set forth beside their names:

                                 Shareholder                                %
                                 -----------                               --
         Class A           Metropolitan Life                              6.4
                           Merrill Lynch                                  5.2
                           R.G. King                                      8.3

         Class B           M.E. Pluth, Trustee                            5.5
                           Merrill Lynch                                  5.5
                           R.C. Burgee, Trustee                           6.2

         Class C           Metropolitan Life                             12.4
                           K.J. Rivera, Trustee                           6.7

         Class D           Metropolitan Life                             68.4
                           Merrill Lynch                                 10.6
                           W.R. Johnson & A.S. Johnson                    6.6

         The full name and address of each of the above persons or entities are as follows:

R.G. King
M.E. Pluth, Trustee
R.C. Burgee, Trustee
K.J. Rivera, Trustee
W.R. Johnson & A.S. Johnson
c/o State Street Research Shareholder Services
One Financial Center
Boston, MA 02111

Metropolitan Life Insurance Company (a)
One Madison Avenue
New York, New York  10010

Merrill Lynch, Pierce, Fenner & Smith, Inc. (b)
One Liberty Plaza
165 Broadway
New York, New York  10080

(a) Metropolitan Life Insurance Company ("Metropolitan"), a New York corporation, was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of such shares.

(b) The Fund believes that Merrill Lynch does not have beneficial ownership of such shares.

         As of March 31, 1995, the Trustees and officers of the Fund as a group owned no shares of the Fund.

         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

         During the last fiscal year of the Fund, the Trustees were compensated as follows:

                                                                                       Total Compensation
                                                          Aggregate                      From Trust and
                                                        Compensation                      Complex Paid
               Name of Trustee                          From Trust(a)                     to Trustee(b)
Edward M. Lamont                                          $     9,825                       $     49,236
Robert A. Lawrence                                        $     9,325                       $     72,475
Dean O. Morton                                            $    11,325                       $     87,925
Thomas L. Phillips                                        $     9,625                       $     56,825
Toby Rosenblatt                                           $     9,825                       $     49,236
Michael S. Scott Morton                                   $    11,325                       $     83,925
Ralph F. Verni                                            $         0                       $          0
Jephtha H. Wade                                           $    10,125                       $     58,525


(a) Includes compensation from multiple series of the Trust. See "Distribution of Shares" for a listing of series.

(b) Includes compensation from Metropolitan Series Fund, Inc., for which the Investment Manager serves as a sub-investment adviser, State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. serves as distributor, and all investment companies for which the Investment Manager serves as primary investment adviser, comprising a total of 30 series. The Trust does not provide any pension or retirement benefits for the Trustees.

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Trustee and/or officer of one or more of the following investment companies, each of which has an advisory or distribution relationship with the Investment Manager or its affiliates: MetLife - State Street Equity Trust, MetLife - State Street Financial Trust, MetLife - State Street Income Trust, MetLife - State Street Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

                          INVESTMENT ADVISORY SERVICES

        State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly-owned subsidiary of Metropolitan. State Street Research & Management Company assumed responsibility as Investment Manager effective as of July 1, 1992; previously, it served as a sub-adviser and the Distributor acted as investment manager.

        The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.55% of the net assets of the Fund. The Fund has been advised that the Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. For the fiscal years ended December 31, 1992, 1993 and 1994, the Fund's investment advisory fees prior to the assumption of fees or expenses were $97,465, $179,641 and $183,173, respectively. For the same periods, the voluntary reduction of fees or assumption of expenses amounted to $107,950, $136,124 and $200,636, respectively.

        Further, to the extent required under applicable state regulatory requirements, the Investment Manager will reduce its management fee up to the amount of any expenses (excluding permissible items, such as brokerage commissions, Rule 12b-1 payments, interest, taxes and litigation expenses) paid or incurred by the Fund in any fiscal year which exceed specified percentages of the average daily net assets of the Fund for such fiscal year. The most restrictive of such percentage limitations is currently 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. These commitments may be amended or rescinded in response to changes in the requirements of the various states by the Trustees without shareholder approval.

        The Advisory Agreement provides that it shall continue in effect with respect to the Fund from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

        Under a Funds Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administrative services for the Trust, such as assistance in determining the daily net asset value of shares of series of the Trust and in preparing various reports required by regulations.

        Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, employee benefit plans, and similar programs or plans, through or under which the Fund's shares may be purchased.

        Under the Code of Ethics of the Investment Manager, its employees are only permitted to engage in personal securities transactions which do not involve securities which the Investment Manager has recommended for purchase or sale, or purchased or sold, on behalf of its clients. All employees must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.

                       PURCHASE AND REDEMPTION OF SHARES

        Shares of the Fund are distributed by the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). General information on how to buy shares of the Fund, as well as sales charges involved, is set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

        Public Offering Price. The public offering price for each class of shares of the Fund is based on their net asset value determined as of the close of the NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

        Reduced Sales Charges. For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes:
(i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

        Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

        An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances.

        A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

        Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under this right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

        Class C Shares. Class C shares are currently available to (i) benefit plans such as qualified retirement plans, other than individual retirement accounts and self-employed retirement plans, which meet certain criteria relating to minimum assets, minimum participants, service agreements, or similar factors; (ii) tax-exempt retirement plans of the Investment Manager and its affiliates, including the retirement plans of the Investment Manager's affiliated brokers; (iii) unit investment trusts sponsored by the Investment Manager or its affiliates; (iv) banks and insurance companies purchasing for their own accounts; (v) investment companies not affiliated with the Investment Manager; and (vi) endowment funds of nonprofit organizations with substantial minimum assets. The entities included in categories (i), (iv) and (vi) may not be affiliates of the Investment Manager.

        Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, as amended, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

        Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

                                NET ASSET VALUE

        The net asset value of the shares of the Fund is determined once daily as of the close of the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

        In determining the values of portfolio assets, the Trustees utilize one or more pricing services to value debt securities for which market quotations are not readily available on a daily basis. Most debt securities are valued on the basis of data provided by such pricing services. Since the Fund is comprised substantially of debt securities under normal circumstances, most of the Fund's assets are therefore valued on the basis of such data from the pricing Services. The pricing services may provide prices determined as of times prior to the close of the NYSE.

        In general, securities are valued as follows. Securities which are listed or traded on the NYSE or the American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the NYSE or the American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers' NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust utilizing such pricing services as may be deemed appropriate as described above. Securities deemed restricted as to resale are valued at the fair value thereof as determined by or in accordance with methods adopted by the Trustees of the Trust.

        Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover

        The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The portfolio turnover rates for the fiscal years ended December 31, 1993 and 1994 were 56.62% and 59.22%, respectively.

Brokerage Allocation

        The Fund and the Investment Manager seek the best overall execution of purchase or sale orders and the most favorable net price in securities transactions consistent with their judgment as to the business qualifications of the various broker or dealer firms with which the Fund may do business. Decisions with respect to the market in which the transaction is to be completed, and to the allocation of orders among brokers or dealers, are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to the performance, integrity and financial responsibility of the various firms as well as to their demonstrated execution experience and capability generally and in regard to particular markets or securities and, in agency transactions, to the competitiveness of the commission rates (or in principal transactions of the net prices) they charge. The Investment Manager keeps current as to the range of rates or prices charged by various firms and against this background evaluates the reasonableness of a commission or price charged with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm.

        When it appears that a number of firms can satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which such firms have provided in the past or may provide in the future. Among such other services are the supplying of supplemental investment research, general and economic and political information, analytical and statistical data, relevant market information and daily market quotations for computation of net asset value. In this connection it should be noted that a substantial portion of brokerage commissions paid, or principal transactions entered, by the Fund may be with brokers and investment banking firms which, in the normal course of business, publish statistical, research and other material which is received by the Investment Manager and which may or may not prove useful to the Investment Manager, or the Fund, or other clients of the Investment Manager.

        Neither the Fund nor the Investment Manager has any definite agreements with any firm as to the amount of business which that firm may expect to receive for services supplied or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of business. These understandings are honored to the extent possible in accordance with the policy set forth above. Neither the Fund nor the Investment Manager intends to pay a firm in excess of that which another would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Fund and the Investment Manager are aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, rely on the provisions of Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. For the fiscal years ended December 31, 1992, 1993 and 1994, the Fund paid no brokerage commissions. During and at the end of its most recent fiscal year, the Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker dealer of the Fund as defined under the 1940 Act.

        Occasions may arise when the Investment Manager determines that an investment in a particular security, or the disposition of a particular security, is simultaneously a proper investment decision for the Fund as well as for the portfolio of one or more of its other clients. In this event, a purchase or sale, as the case may be, of any such security on any given day will be normally averaged as to price and allocated as to amount among the several clients in a manner deemed equitable to each client.

        On occasions when the Investment Manager deems the purchase or sale of a security to be in the best interests of the Fund, as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Fund. In some instances, this procedure may affect the price and size of the positions obtainable for the Fund.

                              CERTAIN TAX MATTERS

Federal Income Taxation of the Fund -- In General

        The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stocks or securities; (ii) options, futures or forward contracts (other than options, futures, or forward contracts on foreign currencies) or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); and (c) satisfy certain diversification requirements. Furthermore, in order to be entitled to pay tax-exempt interest income dividends to its shareholders, the Fund must satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of obligations the interest of which is exempt from federal income tax under Code section 103(a).

        The 30% test will limit the extent to which the Fund may sell securities held for less than three months, write options which expire in less than three months and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying securities unless, for purposes only of the 30% test, the option and the security are acquired on the same date.) Finally, as discussed below, this requirement may also limit investments by the Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

        If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund.

        The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31 in addition to any undistributed portion of the respective balances from the prior year. Because the excise tax is based upon undistributed taxable income, it will not apply to tax-exempt income received by the Fund. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments

        Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon will result in original issue discount.

        Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security (other than a tax-exempt obligation) issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest income to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code and, with respect to debt securities that are not tax-exempt, to avoid the 4% excise tax described above.

        Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of the Shareholders

        Distributions generally are taxable to shareholders at the time made unless tax-exempt. However, dividends declared by the Fund in October, November or December and made payable to shareholders of record on a specified date in such a month are treated as received by such shareholders on December 31, provided that the Fund pays the dividend during the following January of the following year. It is expected that none of the Fund's distributions will qualify for the corporate dividends-received deduction.

        Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder, to the extent that it is derived from other than tax-exempt interest, as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

        To the extent that the Fund's dividends are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to one-half of their Social Security benefit. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible.

        A shareholder should be aware that a redemption of shares (including any exchange into another Eligible Fund) is a taxable event and, accordingly, capital gain or loss may be recognized. A loss realized by a shareholder on the redemption or exchange of shares of the Fund with respect to which exempt-interest dividends have been paid will be disallowed to the extent of such dividends if the shares have not been held by the shareholder for more than six months. Similarly, if a shareholder receives a distribution taxable as long-term capital gain and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of such capital gains distribution.

        Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. Neither the Investment Manager's nor the Fund's counsel makes any review of proceedings relating to the issuance of tax-exempt securities or the bases of such opinions.

        Interest on "private activity" bonds issued after August 7, 1986 are subject to the federal alternative minimum tax, although the interest continues to be excludable from gross income for other purposes. The alternative minimum tax, or AMT, is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions. Interest from private activity bonds is a "tax preference" item that is added into income from other sources for the purpose of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. Corporate investors should note that for purposes of the corporate AMT there is an upward adjustment equal to 75% of the amount by which adjusted current earnings exceeds alternative minimum taxable income. Prospective investors should consult their own tax advisors with respect to the possible application of the AMT to their tax situation.

        The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but taxable generally on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from the Fund in their own states and localities.

California Taxation

        In any year in which the Fund qualifies as a "regulated investment company" under the Code and is exempt from federal income tax, (i) the Fund will also be exempt from the California corporate income and franchise taxes to the extent it distributes its income and (ii), provided 50% or more of the value of the total assets of the Fund at the close of each quarter of its taxable year consists of obligations, the interest on which (when held by an individual) is exempt from personal income taxation under the laws of California, the Fund will be qualified under California law to pay "exempt-interest" dividends which will be exempt from the California personal income tax.

        Individual shareholders of the Fund who reside in California will not be subject to the California personal income tax on distributions received from the Fund which are exempt-interest dividends. The portion of any distribution constituting exempt-interest dividends is that (i) portion derived from California Municipal Obligations the interest on which (when held by an individual) is excludable from California personal income under the laws of California and (ii) designated as such by the Fund. Distributions from the Fund that are attributable to sources other than those described in the preceding sentence generally will be taxable to such shareholders as ordinary income. In addition, distributions other than exempt-interest dividends to such shareholders are includable in income that may be subject to the California alternative minimum tax. Any dividends paid to corporate shareholders subject to the California franchise or corporate income tax will be taxed to such shareholders. The total amount of California exempt-interest dividends paid by the Fund to its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on California Municipal Obligations less any expenses and expenditures deemed to have been paid from such interest.

        Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for California personal income tax purposes. In addition, as a result of California's incorporation of certain provisions of the Code, a loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the same series may be disallowed under the "wash sale" rules.

                       DISTRIBUTION OF SHARES OF THE FUND

        State Street Research Tax-Exempt Trust (formerly MetLife - State Street Tax-Exempt Trust) is currently comprised of the following series: State Street Research Tax-Exempt Fund (formerly MetLife - State Street Tax-Exempt Fund), State Street Research New York Tax-Free Fund, State Street Research California Tax-Free Fund, State Street Research Florida Tax-Free Fund and State Street Research Pennsylvania Tax-Free Fund. The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class.

        The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares), or (ii) on a deferred basis (Class B and Class D shares). The Distributor may reallow all or a portions of such sales charges as concessions to dealers. For the fiscal year ended December 31, 1992, total sales charges amounted to approximately $476,000. For the same period, approximately $58,000 was retained by the Distributor after reallowance of concessions to dealers. Prior to the adoption of multiple classes of shares during the fiscal year ended December 31, 1993, sales charges amounted to approximately $133,000 for the period January 1, 1993 through June 4, 1993, of which approximately $16,000 was retained by the Distributor after reallowance of concessions to dealers. Following the adoption of multiple classes of shares, total sales charges on Class A shares paid to the Distributor for the period June 5, 1993 through December 31, 1993, and for the fiscal year ended December 31, 1994, amounted to approximately $150,000 and $140,000, respectively, of which approximately $5,000 and $16,000, respectively, was retained by the Distributor after reallowance of concessions to dealers.

        The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such sponsored arrangements. The reductions in sales expenses, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization, the term of the organization's existence and certain characteristics of its members. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.

        On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission on the shares sold. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

        For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class B and Class D shares of the Fund and paid initial commissions to securities dealers for sales of such Class B and Class D shares as follows:

                                                                                June 4, 1993
                                                                                (commencement
                                                                               of share class
                              Fiscal Year                                  class designations) to
                        Ended December 31, 1994                               December 31, 1993
                        -----------------------                               -----------------

                   Contingent          Commissions                    Contingent             Commissions
                    Deferred             Paid to                       Deferred                Paid to
                  Sales Charges          Dealers                     Sales Charges             Dealers
                  -------------        -----------                   -------------           -----------
Class B             $      0          $    66,734                      $    1,222            $    85,430
Class D             $     89          $       612                      $        0            $     6,702


         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including special promotional fees and cash and noncash incentives based upon sales by securities dealers, expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to make payments for personal services and/or the maintenance of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Fund for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Fund held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Fund. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.

         During the fiscal year ended December 31, 1994, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                  Class A        Class B            Class D
Advertising                     $        0     $        0         $    1,717
Printing and mailing of
     prospectuses to other
     than current shareholders           0              0                426

Compensation to dealers             16,299         28,020              1,310

Compensation to sales personnel          0              0              2,682

Interest                                 0              0                  0

Carrying or other financing charges      0              0                  0

Other expenses                           0              0              1,314
                                         -              -              -----
                                   -------        -------
Total fees                         $16,299        $28,020            $ 7,449
                                   =======        =======            =======

The Distributor may have also used additional resources of its own for further expenses on behalf of the Trust.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                        CALCULATION OF PERFORMANCE DATA

         The average annual total return ("standard total return") and yield of the Class A, Class B, Class C and Class D shares of the Fund will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations. Shares of the Fund had no class designations until June 5, 1993 when designations were assigned based on the pricing and 12b-1 fees applicable to shares sold thereafter.

         All calculations of performance data in this section reflect the voluntary measures by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "Accrued Expenses" later in this section.

         The performance data reflects Rule 12b-1 fees and sales charges as set forth below:

                              Rule 12b-1 Fees                               Sales Charges
             ---------------------------------------------------            ----------------
             Current
Class         Amount                   Period
-----        -------                   ------
  A            0.25%           June 5, 1993 to present; fee will     Maximum 4.5% sales charge reflected
                               reduce performance for periods
                               after June 5, 1993

  B            1.00%           June 5, 1993 to present; fee will     1- and 5-year periods reflect a 5% and a
                               reduce performance for periods        2% contingent deferred sales charge,
                               after June 5, 1993                    respectively

  C             None           Since commencement of                 None
                               operations to present

  D            1.00%           June 5, 1993 to present; fee will     1-year period reflects a 1% contingent
                               reduce performance for periods        deferred sales charge
                               after June 5, 1993

Total Return

         The Fund's average annual total return ("standard total return") of each class of shares was as follows:


                       Commencement of
                         Operations                      Five Years                  One year
                     (July 5, 1989) to                     Ended                      Ended
Fund                 December 31, 1994               December 31, 1994          December 31, 1994
----                 -----------------               -----------------          -----------------
                    With       Without              With       Without          With       Without
                   Subsidy     Subsidy             Subsidy     Subsidy         Subsidy     Subsidy
                   -------     -------             -------     -------         -------     -------
Class A             4.96%       3.90%               5.02%       4.03%        -11.44%     -11.89%
Class B             5.62%       4.55%               5.41%       4.41%        -12.67%     -13.11%
Class C             5.94%       4.91%               6.10%       5.15%         -7.02%      -7.50%
Class D             5.64%       4.61%               5.76%       4.82%         -8.87%      -9.34%

         Standard total return is computed by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested would produce the ending redeemable value, according to the following formula:
                                    P(1+T)n = ERV

Where:            P   =  a hypothetical initial payment of $1,000

                  T   =  average annual total return

                  n   =  number of years

                  ERV = ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

         The calculation is based on the further assumptions that the maximum initial or contingent deferred sales charge applicable to the investment is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Yield

         The annualized yield of each class of shares of the Fund based on the month of December 1994 was as follows:

                   With                     Without
                  Subsidy                   Subsidy

Class A             5.40%                      4.36%
Class B             4.91%                      3.82%
Class C             5.90%                      4.81%
Class D             4.89%                      3.80%

         Yield for each of the Fund's Class A, Class B, Class C and Class D shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the applicable maximum offering price per share on the last day of the period and annualizing the result, according to the following formula:


                         YIELD = 2[( a-b  + 1)6 -1]
                                     cd
Where:            a =  dividends and interest earned during the period

                  b = expenses accrued for the period (net of voluntary expense reductions by the Investment Manager)

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends

                  d = the maximum offering price per share on the last day of the period

         To calculate interest earned (for the purpose of "a" above) on debt obligations, the Fund computes the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

         In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value exceeds the then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based on the market value. Dividend income is recognized daily based on published rates.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

         Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes a maximum sales charge of 4.5% with respect to the Class A shares.

         All accrued expenses are taken into account as described later herein.

         Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which are insured and/or often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Tax Equivalent Yield

         The tax equivalent yield of each class of shares of the Fund for the month ended December 31, 1994, assuming a combined federal and state maximum effective marginal income tax rate of 46.24% was as follows:

                   With                     Without
                  Subsidy                   Subsidy
                  -------                   -------
Class A            10.04%                    8.11%
Class B             9.13%                    7.11%
Class C            10.97%                    8.95%
Class D             9.10%                    7.07%

         The Fund's tax equivalent yield is computed by dividing that portion of the Fund's yield (computed as described under "Yield" above) which is tax-exempt, by the complement of the combined federal and state maximum effective marginal rate of 46.24% (or other relevant rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The complement, for example, of a tax rate of 46.24% is 53.76%, that is [1.00 -
 .4624 = .5376].

Accrued Expenses

         Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return

         The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before and at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except that the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total return for the six months ended December 31, 1994 without taking sales charges into account were as follows:

                   With                    Without
                  Subsidy                  Subsidy
                  -------                  -------
Class A            -1.63%                   -1.95%
Class B            -2.00%                   -2.32%
Class C            -1.50%                   -1.82%
Class D            -2.00%                   -2.32%

Distribution Rates

         The Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the maximum offering price per share as of the end of the period. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

         Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

         The distribution rates of the Fund, based on the month of December 1994 were as follows:

                  Class A                   5.51%
                  Class B                   5.01%
                  Class C                   6.01%
                  Class D                   5.00%

                                   CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

                            INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) an audit of the Fund's annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Fund.

                              FINANCIAL STATEMENTS

         In addition to the reports provided to holders of record on a semiannual basis, other supplementary reports may be made available and holders of record may request a copy of a current supplementary report, if any, by calling State Street Research Shareholder Services.

         The following financial statements are for the Fund's fiscal year ended December 31, 1994:

State Street Research California Tax-Free Fund
Investment Portfolio
December 31, 1994

                                                                                                   Maturity
         Principal Amount                                                                            Date         Value (Note 1)
Municipal Bonds 99.6%
General                 $  300,000   State of California, Various Purpose, General Obligation
Obligation                           Bonds, 7.00%                                                  8/01/2008        $   308,997
7.8%                       500,000   City and County of San Francisco, General Obligation
                                     Bonds, Series 1991 A, (Various Purpose Projects), 6.50%      12/15/2010           498,495
                         1,000,000   Puerto Rico Municipal Finance Agency, 1994 Series A
                                     Bonds, FSA Insured, 6.00%                                     7/01/2014           940,980
                           500,000   Redevelopment Agency of the City of West Sacramento,
                                     West Sacramento Redevelopment Project, Tax Allocation
                                     Bonds, Series 1991,
                                     MBIA Insured, 6.25%                                           9/01/2021           466,310
                                                                                                                -----------------

                                                                                                                     2,214,782
                                                                                                                -----------------

Airport                  1,000,000   Airports Commission, City and County of San Francisco,
Revenue                              California, San Francisco International Airport, Second
3.4%                                 Series Revenue Bonds, Issue 5, (Subject to AMT), FGIC
                                     Insured, 6.25%                                                5/01/2010           961,820
                                                                                                                -----------------

Certificates of            500,000   San Diego County Water Authority, Water Revenue
Participation                        Refunding Certificates of Participation, Series 1993 A,
10.2%                                FGIC Insured, 5.50%                                           5/01/2005           468,505
                         1,000,000   County of Los Angeles, Certificates of Participation,
                                     Series A (Marina Del Ray), Los Angeles County Capital
                                     Asset Leasing Corporation, 6.50%                              7/01/2008           934,510
                           500,000   County of Marin, Certificates of Participation, (1991
                                     Capital Improvements Project), 6.375%                         8/01/2011           493,690
                         1,000,000   City of Stockton, Revenue Certificates of Participation,
                                     1995 Series A, (Wastewater Treatment Plant Expansion),
                                     FGIC Insured, 6.70%                                           9/01/2014           999,880
                                                                                                                -----------------

                                                                                                                     2,896,585
                                                                                                                -----------------

College &                1,355,000   California Educational Facilities Authority, Revenue
University                           Bonds (Pomona College) Series 1992, 6.125%
12.5%                                                                                              2/15/2008         1,316,342
                           300,000   The Trustees of the California State University Housing
                                     System, 1991 Housing System Refunding Revenue Bonds,
                                     AMBAC Insured, 7.00%                                         11/01/2011           307,743
                         1,000,000   California Educational Facilities Authority, Series 1994
                                     Revenue Bonds (Southwestern University Project), 6.60%       11/01/2014           959,400
                         1,050,000   California Educational Facilities Authority, Revenue         11/01/2016           975,292
                                     Bonds (Stanford University) Series J, 6.00%
                                                                                                                ----------------
                                                                                                                     3,558,777
                                                                                                                ----------------
    The accompanying notes are an integral part of the financial statements.
                                       49


Hospital/Health Care    $  500,000   City of Duarte, California, Certificates of
5.5%                                 Participation, (Hope National Medical Center), 6.00%          4/01/2008        $  443,825
                         1,000,000   Santa Clara County Financing Authority, (VMC Facility
                                     Replacement Project), 1994 Series A Bonds, AMBAC
                                     Insured, 7.75%                                               11/15/2008         1,128,570
                                                                                                                -----------------
                                                                                                                     1,572,395
                                                                                                                -----------------

Industrial Development/    750,000   Puerto Rico Industrial, Medical and Environmental
Pollution                            Pollution Control Facilities Financing Authority,
Control                              Revenue Bonds, Series A, 6.25%                               11/15/2013           721,838
4.6%
                           600,000   California Pollution Control Financing Authority,
                                     Pollution Control Revenue Bonds, (San Diego Gas &
                                     Electric Company), 1991 Series A, Subject to AMT, 6.80%       6/01/2015           580,698
                                                                                                                -----------------

                                                                                                                     1,302,536
                                                                                                                -----------------
Power                    1,100,000   Sacramento Municipal Utility District, Electric Revenue
8.8%                                 Refunding Bonds, 1991 Series Z, FGIC Insured, 6.35%           7/01/2005         1,113,618
                         1,000,000   Kings River Conservation District, Pine Flat Power
                                     Revenue Refunding Bonds, Series D, 6.00%                      1/01/2017           913,630
                           500,000   M-S-R Public Power Agency, (California), San Juan
                                     Project Revenue Bonds, Series E, MBIA Insured, 6.50%          7/01/2017           486,195
                                                                                                                -----------------

                                                                                                                     2,513,443
                                                                                                                -----------------
Prefunded                  250,000   Northern California Power Agency, Geothermal Project
Bonds                                Number 3, Revenue Bonds, 1987 Refunding, Series A,
11.6%                                Pre-Refunded to 7/1/96 101.5, 7.00%                           7/01/2007           259,322
                           250,000   City of San Diego/MTDB Authority, 1989 Lease Revenue
                                     Bonds, (San Diego Bayside Light Rail Transit Extension),
                                     Pre-Refunded to 6/1/97
                                     102, 6.90%                                                    6/01/2009           263,278
                           200,000   Fresno, California Water Systems, Revenue Bonds, 1990
                                     Series A, Pre-Refunded to 6/1/98 102, 7.25%                   6/01/2010           214,336

    The accompanying notes are an integral part of the financial statements.

                                       50


Pre-Refunded             $250,000    San Francisco State Building Authority, California,
Bonds                                Refunding Certificates of Participation, Pre-Refunded
(cont'd)                             to 7/1/96 102, 7.375%                                         7/01/2013        $  262,818

                          250,000    City of Riverside, California, Electric Revenue Bonds,
                                     1986 Refunding Series A, Pre-Refunded to 10/1/96 102,
                                     7.00%                                                        10/01/2013           262,105

                          250,000    Alameda Unified School District, Unlimited Tax, Alameda
                                     County, California, General Obligation Bonds, Series
                                     1989, Subject to Crossover Refunding 7/1/99 102, 7.00%        7/01/2014           267,592

                          250,000    California Educational Facilities Authority, Revenue
                                     Bonds (Pepperdine University) Series 1990, MBIA Insured,
                                     Pre-Refunded to 10/1/2000 102, 7.20%                         11/01/2015           273,208

                          300,000    Commonwealth of Puerto Rico, Public Improvement Bonds of
                                     1989, Series A, General Obligation Bonds, Pre-Refunded
                                     to 7/1/99  101.5, 7.75%                                       7/01/2017           331,248

                         250,000    California Educational Facilities Authority, Revenue
                                     Bonds (St. Mary's College of California Project) Series
                                     1990, Pre-Refunded to 10/1/2000 102, 7.50%                   10/01/2020           276,612

                           95,000    The Metropolitan Water District of Southern California,
                                     Waterworks Refunding Revenue Bonds, Issue of 1986,
                                     Pre-Refunded to 6/1/96 102, 6.75%                             6/01/2022            98,914

                          250,000    The Regents of the University of California, Revenue
                                     Bonds (1989 Multiple Purpose Projects), MBIA Insured,
                                     Series A, Pre-Refunded to 9/1/97 102, 7.00%                   9/01/2023           265,328

                          500,000    Transmission Agency of Northern California,
                                     California-Oregon Transmission Project, Revenue Bonds,
                                     MBIA Insured, 1990 Series A, Pre-Refunded to 5/1/2000
                                     101.5, 7.00%                                                  5/01/2024           537,310
                                                                                                                -----------------
                                                                                                                     3,312,071
                                                                                                                -----------------

Resource                  775,000    Stanislaus Waste-to-Energy Financing Agency, Solid Waste
Recovery/                            Facility Refunding Revenue Certificates, (Ogden Martin
Solid Waste                          Systems of Stanislaus, Inc. Project), Series 1990,
2.7%                                 Subject to AMT, 7.625%                                        1/01/2010           783,231
                                                                                                                ----------------
    The accompanying notes are an integral part of the financial statements.


                                       51

Single-Family           $  260,000
Housing                              California Housing Finance Agency, Home Mortgage Revenue
6.4%                                 Bonds, 1991 Series G, Subject to AMT, 6.95%                  8/01/2011         $  257,215

                         1,500,000   California Housing Finance Agency, Home Mortgage Revenue
                                     Bonds, 1994 Series G, 7.20%                                  8/01/2014          1,529,355

                            35,000   California Housing Finance Agency, Home Mortgage Revenue
                                     Bonds, 1990 Series D, Subject to AMT, 7.875%                 8/01/2031             36,212
                                                                                                                -----------------

                                                                                                                     1,822,782
                                                                                                                -----------------

Special/Sales              500,000   Orange County Transportation Authority, Orange County,
Tax Revenue                          California, Measure M Sales Tax Revenue Bonds (Limited
13.2%                                Tax Bonds), Second Senior Bonds, Series 1992, FGIC
                                     Insured, 6.00%                                               2/15/2007            473,230

                           500,000   South Orange County Public Financing Authority, Special
                                     Tax Revenue Bonds, 1994 Series B (Junior Lien Bonds),
                                     7.00%                                                        9/01/2007            480,130

                         1,000,000   Redevelopment Agency of the City of San Diego,
                                     California, Centre City Redevelopment Project, Tax
                                     Allocation Refunding Bonds, Series 1992, AMBAC Insured,
                                     6.00%                                                        9/01/2008            951,640

                         1,000,000   South Orange County Public Financing Authority, Special
                                     Tax Revenue Bonds, 1994 Series B (Junior Lien Bonds),
                                     7.00%                                                        9/01/2009            952,470

                         1,000,000   City of Cypress, California, Community Facilities
                                     District No. 1, (Sorrento Homes), 1994 Special Tax
                                     Refunding Bonds, 6.375%                                      9/01/2016            898,310
                                                                                                                -----------------

                                                                                                                     3,755,780
                                                                                                                -----------------
Toll Roads/              1,000,000   San Joaquin Hills Transportation Corridor Agency, Orange
Turnpike                             County, California, Senior Lien Toll Road Revenue Bonds,
Authorities                          7.00%                                                        1/01/2030            861,420
3.0%                                                                                                            -----------------

Transit Highway            750,000   San Francisco Bay Area Rapid Transit District, Sales Tax
6.1%                                 Revenue Bonds, Series 1991, FGIC Insured, 6.40%              7/01/2005            757,792

                           250,000   City of Sacramento, 1991 Refunding Certificates of
                                     Participation, Sacramento Light Rail Transit Project,
                                     6.75%                                                        7/01/2007            258,123

                           750,000   Government of Guam, Limited Obligation Highway Bonds,
                                     1992 Series A, Capital Guaranty Insurance Co. Insured,
                                     6.30%                                                        5/01/2012            727,643
                                                                                                                -----------------
                                                                                                                     1,743,558
                                                                                                                -----------------
    The accompanying notes are an integral part of the financial statements.


                                       52

Water & Sewer           $1,000,000   City and County of San Francisco, Sewer Revenue
3.8%                                 Refunding Bonds, Series 1992, AMBAC Insured, 6.00%            10/01/2011      $   943,510

                           155,000   The Metropolitan Water District of Southern California,
                                     Waterworks Refunding Revenue Bonds, Issue of 1986, 6.75%       6/01/2022          152,890
                                                                                                                -----------------

                                                                                                                     1,096,400
                                                                                                                -----------------

                                     Total Municipal Bonds (Cost $28,683,106)                                       28,395,580
                                                                                                                -----------------

Short-Term Obligations 2.5%
                           300,000   California Pollution Control Financing Authority,
                                     Resource Recovery Revenue Bonds, (Burney Forest Products
                                     Project), 1988 Series A, Letter of Credit, National
                                     Westminster Bank, 4.85%                                      9/01/2020++          300,000

                           400,000   Economic Development Corp. of Delta County, Michigan,
                                     Environmental Improvement Revenue Refunding Bonds,
                                     (Mead-Escanaba Paper Co. Project), Letter of Credit,
                                     Bank of Nova Scotia, 4.40%                                  12/01/2023++          400,000
                                                                                                                -----------------

                                     Total Short-Term Obligations (Cost $700,000)                                      700,000
                                                                                                                -----------------

                                     Total Investments (Cost $29,383,106)--102.1%                                   29,095,580
                                     Cash and Other Assets, Less Liabilities--(2.1)%                                  (601,983)
                                                                                                                -----------------

                                     Net Assets--100.0%                                                            $28,493,597
                                                                                                                ================

                                     Federal Income Tax Information:
                                     At December 31, 1994, the net unrealized
                                     depreciation of investments based on
                                     cost for Federal income tax purposes
                                     of $29,383,106 was as follows:
                                      Aggregate gross unrealized appreciation
                                     for all investments in which there is an
                                     excess of value over tax cost                                                 $    408,990
                                      Aggregate gross unrealized depreciation
                                     for all investments in which there is an
                                     excess of tax cost over value                                                    (696,516)
                                                                                                                -----------------

                                                                                                                   $  (287,526)
                                                                                                                =================

++Interest rates on these obligations may change daily.
    The accompanying notes are an integral part of the financial statements.

State Street Research California Tax-Free Fund
Statement of Assets and Liabilities

December 31, 1994

Assets          Investments, at value (Cost $29,383,106) (Note 1)                           $29,095,580
                Cash                                                                             29,466
                Interest receivable                                                             568,367
                Receivable from Distributor (Note 3)                                             26,098
                Receivable for fund shares sold                                                   4,156
                Other assets                                                                      7,401
                                                                                            ------------
                                                                                             29,731,068
Liabilities     Payable for securities purchased                                $997,851
                Payable for fund shares redeemed                                  76,779
                Dividends payable                                                 49,299
                Accrued transfer agent and shareholder services (Note 2)          21,542
                Accrued management fee (Note 2)                                   13,431
                Accrued trustees' fees (Note 2)                                   11,956
                Accrued distribution fee (Note 5)                                  4,817
                Other accrued expenses                                            61,796      1,237,471
                                                                                  -------   ------------
Net Assets                                                                                  $28,493,597
                                                                                            ============
                Net Assets consist of:
                Undistributed net investment income                                         $    81,439
                Unrealized depreciation of investments                                         (287,526)
                Accumulated net realized loss                                                (1,311,224)
                Shares of beneficial interest                                                30,010,908
                                                                                            ------------
                                                                                            $28,493,597
                                                                                            ============
                Net Asset Value and redemption price per share of Class A shares
                ($8,043,653 / 1,089,993 shares of beneficial interest)                            $7.38
                                                                                            ============
                Maximum Offering Price per share of Class A shares ($7.38 /
                .955)                                                                             $7.73
                                                                                            ============
                Net Asset Value and offering price per share of Class B shares
                ($3,122,278 / 422,817 shares of beneficial interest)*                             $7.38
                                                                                            ============
                Net Asset Value, offering price and redemption price per share of Class
                C
                shares ($16,785,773 / 2,271,994 shares of beneficial interest)                    $7.39
                                                                                            ============
                Net Asset Value and offering price per share of Class D shares
                ($541,893 / 73,326 shares of beneficial interest)*                                $7.39
                                                                                            ============

* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

State Street Research California Tax-Free Fund
Statement of Operations
For the year ended December 31, 1994

Investment      Interest                                                         $ 2,069,564
Income
Expenses        Management fee (Note 2)                             $ 183,173
                Custodian fee                                          96,212
                Transfer agent and shareholder services (Note 2)       79,396
                Legal fees                                             35,331
                Reports to shareholders                                31,483
                Audit fee                                              24,450
                Registration fees                                      13,876
                Trustees' fees (Note 2)                                 9,532
                Distribution fee--Class A (Note 5)                     16,299
                Distribution fee--Class B (Note 5)                     28,020
                Distribution fee--Class D (Note 5)                      7,449
                Amortization of organization costs (Note 1)             4,840
                Miscellaneous                                           6,698
                                                                      --------
                                                                      536,759
                Expenses borne by the Distributor (Note 3)           (200,636)       336,123
                                                                      --------   ------------
                Net investment income                                              1,733,441
                                                                                 ------------

Realized and    Net realized loss on investments (Notes 1 and 4)                  (1,166,695)
Unrealized      Net unrealized depreciation of investments                        (3,114,285)
Loss on                                                                          ------------
Investments     Net loss on investments                                           (4,280,980)
                                                                                 ------------
                Net decrease in net assets resulting from
                operations                                                       $(2,547,539)
                                                                                 ============

    The accompanying notes are an integral part of the financial statements.

State Street Research California Tax-Free Fund
Statement of Changes in Net Assets

                                                                         Year ended December 31
                                                                       --------------------------
                                                                          1994           1993
Increase          Operations:
(Decrease)        Net investment income                               $ 1,733,441    $ 1,636,213
in Net Assets     Net realized gain (loss) on investments*             (1,166,695)       162,152
                  Net unrealized appreciation (depreciation) of
                   investments                                         (3,114,285)     1,885,919
                                                                        ----------   ------------
                  Net increase (decrease) resulting from operations    (2,547,539)     3,684,284
                                                                        ----------   ------------
                  Dividends from net investment income:
                    Class A                                              (332,285)       (61,971)
                    Class B                                              (120,570)       (27,023)
                    Class C                                            (1,215,189)    (1,504,589)
                    Class D                                               (31,740)       (14,291)
                                                                        ----------   ------------
                                                                       (1,699,784)    (1,607,874)
                                                                        ----------   ------------
                  Distribution from net realized gains:
                    Class A                                                --            (36,721)
                    Class B                                                --            (18,336)
                    Class C                                                --           (278,803)
                    Class D                                                --             (6,474)
                                                                        ----------   ------------
                                                                           --           (340,334)
                                                                        ----------   ------------
                  Net increase (decrease) from fund share
                  transactions (Note 7)                                (4,011,134)     9,458,338
                                                                        ----------   ------------
                  Total increase (decrease) in net assets              (8,258,457)    11,194,414

Net Assets        Beginning of period                                  36,752,054     25,557,640
                                                                        ----------   ------------
                  End of period (including undistributed net
                  investment income of $81,439 and $47,782,
                  respectively)                                       $28,493,597    $36,752,054
                                                                        ==========   ============

                  *Net realized gain (loss) for Federal income
                  tax purposes (Note 1)                               $  (830,250)   $   301,297
                                                                        ==========   ============

    The accompanying notes are an integral part of the financial statements.

State Street Research California Tax-Free Fund
Notes to Financial Statements
December 31, 1994

Note 1

State Street Research California Tax-Free Fund (the "Fund"), is a series of State Street Research Tax-Exempt Trust (the "Trust"), which was organized as a Massachusetts business trust in December, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in July, 1989. Five series of the Trust are publicly offered: State Street Research California Tax-Free Fund, State Street Research Tax-Exempt Fund, State Street Research New York Tax-Free Fund, State Street Research Florida Tax-Free Fund and State Street Research Pennsylvania Tax-Free Fund.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay a service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Tax-exempt securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term obligations are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income

Net investment income is determined daily and consists of interest accrued and discount earned, less amortization of premium and the estimated daily expenses of the Fund. Interest income is accrued daily as earned. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends are declared daily by the Fund based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At December 31, 1994, the Fund had a capital loss carryforward of $830,250 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on December 31, 2002.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1993 through December 31, 1993 the Fund incurred net capital losses of $139,145 and has deferred and treated such losses as arising in the fiscal year ending December 31, 1994. From November 1, 1994 through December 31, 1994 the Fund incurred net capital losses of $475,590 and intends to defer and treat such losses as arising in the fiscal year ending December 31, 1995.

F. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and amortized under the straight-line method over a period of five years.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.55% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1994, the fees pursuant to such agreement amounted to $183,173.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly-owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended December 31, 1994, the amount of such expenses was $16,815.

The fees of the Trustees not currently affiliated with the Adviser amounted to $9,532 during the year ended December 31, 1994. The Trust has an optional deferred compensation plan for its Trustees. The Fund invests the fees of participating Trustees in shares of a State Street Research fund instead of paying those fees in cash. Participating Trustees receive deferred amounts equal to the market value of such shares including any reinvested income and capital gains distributions.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended December 31, 1994, the amount of such expenses assumed by the Distributor and its affiliates was $200,636.

Note 4

For the year ended December 31, 1994, purchases and sales of securities, exclusive of short-term obligations, aggregated $19,272,475 and $22,121,413, respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1994, fees pursuant to such plan amounted to $16,299, $28,020 and $7,449, for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of Metropolitan, earned initial sales charges aggregating $16,392 and $112,940, respectively, on sales of Class A shares of the Fund during the year ended December 31, 1994, and that MetLife Securities, Inc. earned commissions aggregating $50,481 and $39 on sales of Class B and D shares, respectively, and that the Distributor collected contingent deferred sales charges of $89 on redemptions of Class D shares during the same period.

Note 6

Under normal circumstances at least 80% of the Fund's net assets will be invested in California Municipal Obligations. Certain proposed California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting California Municipal Obligations. Also, the Fund is able to invest up to 25% of total assets in a single industry. Accordingly, the Fund's investments may be subject to greater risk than those in a fund with more restrictive concentration limits.

At December 31, 1994, investments totalling 11.7% and 16.8% of the Fund's net assets were insured as to the timely payment of principal and interest by AMBAC Indemnity Corp. (AMBAC), and Financial Guaranty Insurance Co. (FGIC), respectively.

Note 7

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At December 31, 1994, Metropolitan owned 61,260 Class A shares, 269,839 Class C shares and 61,259 Class D shares of the Fund and the Distributor owned one Class C share of the Fund.

Share transactions were as follows:

                                                                                  June 7, 1993
                                                                                (Commencement of
                                                  Year ended              Share Class Designations) to
                                               December 31, 1994                December 31, 1993
                                         -----------------------------    -----------------------------
Class A                                     Shares          Amount           Shares          Amount
-------------------------------------     ------------    -------------  ------------    --------------
Shares sold                                  843,050     $  6,591,849        546,860       $ 4,570,879
Issued upon reinvestment of:
 Distribution from net realized gains             --               --          4,316            36,122
 Dividends from net investment income         34,127          262,217          4,832            40,548
Shares repurchased                          (311,716)      (2,398,869)       (31,476)         (266,749)
                                          ------------    -------------  ------------    --------------
Net increase                                 565,461     $  4,455,197        524,532       $ 4,380,800
                                          ============    =============  ============    ==============
Class B                                      Shares          Amount          Shares          Amount
-------------------------------------     ------------    -------------  ------------    --------------
Shares sold                                  267,768     $  2,088,623        317,543       $ 2,650,471
Issued upon reinvestment of:
 Distribution from net realized gains             --               --          1,973            16,537
 Dividends from net investment income         11,199           86,347          1,607            13,477
Shares repurchased                          (103,916)        (797,596)       (73,357)         (610,740)
                                          ------------    -------------  ------------    --------------
Net increase                                 175,051     $  1,377,374        247,766       $ 2,069,745
                                          ============    =============  ============    ==============
                                                                            Year ended
                                                                         December 31, 1993
                                                                          -----------------------------
Class C                                      Shares          Amount          Shares          Amount
-------------------------------------     ------------    -------------  ------------    --------------
Shares sold                                   18,896     $    146,037        787,219       $ 6,404,951
Issued upon reinvestment of:
 Distributions from net realized
gains                                             --               --         29,700           248,890
 Dividends from net investment income         91,990          716,444        124,908         1,031,439
Shares repurchased                        (1,346,147)     (10,458,308)      (670,005)       (5,553,931)
                                          ------------    -------------  ------------    --------------
Net increase (decrease)                   (1,235,261)    $ (9,595,827)       271,822       $ 2,131,349
                                          ============    =============  ============    ==============
                                                                              June 7, 1993
                                                                             (Commencement of
                                                                         Share Class Designations) to
                                                                             December 31, 1993
                                                                          -----------------------------
Class D                                      Shares          Amount          Shares          Amount
-------------------------------------     ------------    -------------  ------------    --------------
Shares sold                                   28,255     $    219,339        140,710       $ 1,169,435
Issued upon reinvestment of:
 Distribution from net realized gains             --               --            852             7,133
 Dividends from net investment income            686            5,282             27               226
Shares repurchased                           (61,234)        (472,499)       (35,970)         (300,350)
                                          ------------    -------------  ------------    --------------
Net increase (decrease)                      (32,293)    $   (247,878)       105,619       $    876,444
                                          ============    =============  ============    ==============

State Street Research California Tax-Free Fund
Financial Highlights
For a share outstanding throughout each year.

                                                                           Class A                           Class B
                                                                 ----------------------------    -------------------------------
                                                                    Year ended                      Year ended
                                                                   December 31,                    December 31,
                                                                       1994           1993**           1994            1993**
Net asset value, beginning of year                                    $ 8.37          $ 8.24          $ 8.38           $ 8.24
Net investment income*                                                   .40             .22             .34              .19
Net realized and unrealized gain (loss) on investments                 (1.00)            .21           (1.01)             .21
Dividends from net investment income                                    (.39)           (.22)           (.33)            (.18)
Distributions from net realized gains                                   --              (.08)           --               (.08)
                                                                  ----------------    --------   ----------------   ------------
Net asset value, end of year                                          $ 7.38          $ 8.37          $ 7.38           $ 8.38
                                                                  ================    ========   ================   ============
Total return                                                           (7.26)%+         5.26%+++       (8.07)%+          4.94%+++

Net assets at end of year (000s)                                     $8,044           $4,392          $3,122           $2,076
Ratio of operating expenses to average net assets*                      1.10%           1.10%++         1.85%            1.85%++
Ratio of net investment income to average net assets*                   5.16%           4.66%++         4.40%            3.91%++
Portfolio turnover rate                                                59.22%          56.62%          59.22%           56.62%
*Reflects voluntary assumption of fees or expenses per share
in each year (Note 3).                                                $  .05          $  .03          $  .05           $  .03

**June 7, 1993 (commencement of share class designations) to December 31,
1993.
++Annualized
+Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses. +++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

                                                          Class C                                      Class D
                                   -------------------------------------------------------   --------------------------
                                                   Year ended December 31
                                   -------------------------------------------------------
                                                                                               Year ended
                                                                                              December 31,
                                    1994         1993        1992        1991       1990          1994          1993**
Net asset value,
beginning of year                    $8.38       $7.90       $7.73        $7.30     $7.35         $8.38          $8.24
Net investment income*                 .43         .42         .42          .44       .45           .34            .19
Net realized and unrealized
gain (loss) on investments           (1.01)        .55         .22          .42      (.05)        (1.00)           .21
Dividends from net investment
income                                (.41)       (.41)       (.43)        (.43)     (.44)         (.33)          (.18)
Distributions from net
realized gains                          --        (.08)       (.04)        --        (.01)          --            (.08)
                                   ---------    --------   --------    --------    -------    --------------   --------
Net asset value,
end of year                          $7.39       $8.38       $7.90        $7.73     $7.30         $7.39          $8.38
                                   =========    ========   ========    ========    =======    ==============   ========
Total return                         (7.02)%+    12.53%+      8.51%+      12.19%+    5.59%+       (7.95)%+        4.93%+++
Net assets at end of
year (000s)                        $16,786     $29,398     $25,558      $12,757    $8,131          $542           $885
Ratio of operating expenses
to average net assets*                0.85%       0.85%       0.85%        0.85%     0.85%         1.85%          1.85%++
Ratio of net investment income
to average net assets*                5.34%       5.06%       5.51%        5.94%     6.22%         4.35%          3.91%++
Portfolio turnover rate              59.22%      56.62%      31.55%       42.24%    34.62%        59.22%         56.62%
*Reflects voluntary assumption
of fees or expenses per share
in each year (Note 3).                $.05        $.03        $.05         $.09      $.13          $.05           $.02

**June 7, 1993 (commencement of share class designations) to December 31,
1993.
++Annualized
+Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses. +++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

Report of Independent Accountants
To the Trustees of State Street Research
Tax-Exempt Trust and the Shareholders of State Street Research California Tax-Free Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research California Tax-Free Fund (a series of State Street Research Tax-Exempt Trust, hereafter referred to as the "Trust") at December 31, 1994, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1994 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
February 10, 1995

Management's Discussion of Fund Performance

The bond market was repeatedly buffeted in 1994 by uncertainty over the strength of the economy and the timing of the Fed's next rate increase.

We began to shorten California Tax-Free Fund's duration and maturity in late 1993, which meant the Fund fell less than average in February, March and April when interest rates rose and the municipal bond market dropped sharply.

After the market's sharp decline, we attempted to reduce risk further in the portfolio by replacing longer-term bonds with less interest-rate-sensitive, shorter-term bonds. In some cases we sold bonds for losses and replaced them with higher-yielding, more defensive bonds. We also increased our position in insured bonds to more than 35% of the portfolio, because higher-quality, more-liquid bonds tend to perform better in weak markets.

We have targeted high-quality bonds--the bonds in the Fund's portfolio have an average credit rating of AA, as measured by Standard & Poor's Corporation. In general, high-quality bonds are more "liquid," which means they are easier to buy and sell.

Comparison Of Change In Value Of A $10,000 Investment In California Tax-Free
                                   Fund And
                       The Lehman Municipal Bond Index

State Street Research California Tax-Free Fund - Class A

                                LINE CHART DATA
                           (INCEPTION VALUE = $9,550)
                                                VALUE OF
                                               ACCOUNT OF
                       VALUE OF             LEHMAN MUNI BOND
                      ACCOUNT AT                INDEX AT
  DATE                 YEAR END                 YEAR END

 7/05/89               $ 9,550                  $10,000
12/31/89                 9,758                   10,391
12/31/90                10,302                   11,148
12/31/91                11,556                   12,502
12/31/92                12,538                   13,604
12/31/93                14,072                   15,275
12/31/94                13,050                   14,485



State Street Research California Tax-Free Fund - Class B

                                LINE CHART DATA
                           (INCEPTION VALUE = $10,000)
                                                VALUE OF
                                               ACCOUNT OF
                       VALUE OF             LEHMAN MUNI BOND
                      ACCOUNT AT                INDEX AT
  DATE                 YEAR END                 YEAR END

 7/05/89               $10,000                  $10,000
12/31/89                10,218                   10,391
12/31/90                10,787                   11,148
12/31/91                12,101                   12,502
12/31/92                13,128                   13,604
12/31/93                14,490                   15,275
12/31/94                13,505                   14,485




State Street Research California Tax-Free Fund - Class C

                                LINE CHART DATA
                           (INCEPTION VALUE = $10,000)
                                                VALUE OF
                                               ACCOUNT OF
                       VALUE OF             LEHMAN MUNI BOND
                      ACCOUNT AT                INDEX AT
  DATE                 YEAR END                 YEAR END

 7/05/89               $10,000                  $10,000
12/31/89                10,218                   10,391
12/31/90                10,787                   11,148
12/31/91                12,101                   12,502
12/31/92                13,128                   13,604
12/31/93                14,773                   15,275
12/31/94                13,735                   14,485




State Street Research California Tax-Free Fund - Class D

                                LINE CHART DATA
                           (INCEPTION VALUE = $10,000)
                                                VALUE OF
                                               ACCOUNT OF
                       VALUE OF             LEHMAN MUNI BOND
                      ACCOUNT AT                INDEX AT
  DATE                 YEAR END                 YEAR END

 7/05/89               $10,000                  $10,000
12/31/89                10,218                   10,391
12/31/90                10,787                   11,148
12/31/91                12,101                   12,502
12/31/92                13,128                   13,604
12/31/93                14,689                   15,275
12/31/94                13,521                   14,485

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Returns reflect voluntary reduction by the Distributor or its affiliates of fees and expenses related to the Fund. The second number shown is what performance would have been without a reduction of Fund fees and expenses. Shares of the Fund had no class designations until June 7, 1993, when designations were assigned based on the pricing and 12b-1 fees applicable to shares sold thereafter. Performance data for a specified class include periods prior to the adoption of class designations. "A" share returns for each of the periods reflect the maximum 4.5% sales charge. Performance prior to June 7, 1993 does not reflect annual 12b-1 fees of .25%, which will reduce subsequent performance. "B" share returns for the 1- and 5-year periods reflect a 5% and a 2% contingent deferred sales charge, respectively. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. "D" share return for the 1-year period reflects a 1% contingent deferred sales charge. Performance for "B" and "D" shares prior to June 7, 1993, does not reflect annual 12b-1 fees of 1%, which will reduce subsequent performance. The Lehman Muni Bond Index is an index of approximately 15,000 fixed-coupon, investment-grade municipal bonds. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

                                    APPENDIX

                     Description of Municipal Debt Ratings

Standard & Poor's Corporation

         AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A: Debt rated A has a strong capacity to pay interest and repay principal, although it is more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B: Debt rate B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

         C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI: The rating CI is reserved for income bonds on which no interest is being paid.

         D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only (IO) and principal only (PO) mortgage securities.

         SP-1: Notes rated SP-1 are of the highest quality with very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

         SP-2: Notes rated SP-2 are of high quality with satisfactory capacity to pay principal and interest.

Moody's Investors Service, Inc.

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance or other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         MIG-1: Notes bearing this designation are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

         MIG-2: Notes bearing this designation are of high quality, with margins or protection ample although not so large as in the preceding group.

         1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

                                 A-3
71450.c6
5/3/95

                  STATE STREET RESEARCH FLORIDA TAX-FREE FUND
               STATE STREET RESEARCH PENNSYLVANIA TAX-FREE FUND
                                   Series of
                     STATE STREET RESEARCH TAX-EXEMPT TRUST
                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1995

                               TABLE OF CONTENTS
                                                                            Page

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS ...........................    2

MUNICIPAL OBLIGATIONS .....................................................    5

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES ...........    6

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS ...........................   15

TRUSTEES AND OFFICERS .....................................................   19

INVESTMENT ADVISORY SERVICES ..............................................   24

PURCHASE AND REDEMPTION OF SHARES .........................................   26

NET ASSET VALUE ...........................................................   28

PORTFOLIO TRANSACTIONS ....................................................   29

CERTAIN TAX MATTERS .......................................................   31

DISTRIBUTION OF SHARES OF THE FUNDS .......................................   35

CALCULATION OF PERFORMANCE DATA ...........................................   40

CUSTODIAN .................................................................   46

INDEPENDENT ACCOUNTANTS ...................................................   46

FINANCIAL STATEMENTS ......................................................   47


APPENDIX A - STATE TAXATION AND SPECIAL CONSIDERATIONS RELATING TO THE
 FUNDS ....................................................................  A-1
APPENDIX B - DESCRIPTION OF MUNICIPAL DEBT RATINGS ........................  B-1

The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Florida Tax-Free Fund (the "Florida Tax-Free Fund") and State Street Research Pennsylvania Tax-Free Fund (the "Pennsylvania Tax-Free Fund") (individually, a "Fund" and collectively, the "Funds") dated May 1, 1995 which may be obtained without charge from the offices of State Street Research Tax-Exempt Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.

1285D-950510 (0696) SSR-LD    STF-879D-595

                ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS



      As set forth in part under "The Funds' Investments" and "Limiting Investment Risk" in the Funds' Prospectus, the Funds have adopted certain fundamental and nonfundamental investment policies. The fundamental and nonfundamental policies of the Funds do not restrict the ability of the Funds to issue multiple classes of shares or prohibit the creation of a structure allowing a Fund to invest substantially all its assets in a related collective investment vehicle for similar funds or allowing a Fund to serve as such a collective investment vehicle for other similar funds, to the extent permitted by law and regulatory authorities.

      All of the fundamental investment restrictions for each Fund are set forth below. These fundamental investment restrictions may not be changed by a Fund except by the affirmative vote of a majority of the outstanding voting securities of that Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is each Fund's policy:

      (1) not to issue senior securities, as defined in the 1940 Act, except as permitted by Section 18(f)(2) of that Act and the rules thereunder or as permitted by an order of the Securities and Exchange Commission;

      (2) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

      (3) not to purchase or sell fee simple interests in real estate, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which own or invest or deal in real estate;

      (4) not to invest in commodities or commodity contracts in excess of 10% of the Fund's total assets, except that investments in currencies, forward contracts or, futures contracts and options on futures contracts on, securities, securities indices and currencies, shall not be deemed an investment in commodities or commodities contracts;

      (5) not to make loans, except that the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

      (6) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds or electric power project revenue bonds, or in industrial revenue bonds which are based, directly or indirectly, on the credit of private entities in any one industry [for purposes of this restriction, (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry, (c) finance companies will be classified according to the industries of their parent companies, (d) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations) shall be excluded; (e) industrial development revenue bonds which are based, directly or indirectly, on the credit of private issuers will be classified according to the industry of the issuer, and (f) State and other jurisdictions and each of their separate political subdivisions, agencies, authorities or instrumentalities are treated as separate issuers and are not regarded as members of any industry]; and

      (7) not to borrow money except for borrowings from banks for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 25% of the value of its total assets, and except insofar as reverse repurchase agreements and the use of funds in the clearance of portfolio transactions may be regarded as borrowing.

      The following nonfundamental investment restrictions may be changed without shareholder approval. Under these restrictions, it is each Fund's policy:

      (1) not to purchase any securities or enter into a repurchase agreement if as a result more than 15% of its total assets would be invested in securities that are not readily marketable and repurchase agreements not entitling the holder to payment of principal and interest within seven days; subject to such higher percentage limits or other modifications as may be allowed or required under applicable regulatory policies in the future.

      (2) not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures on securities, securities indices and currencies;

      (3) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box" [as a matter of current operating policy, the Fund will not make short sales or maintain a short position unless not more than 5% of the Fund's net assets (taken at current value) is held as collateral for such sales at any time];

      (4) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings (for the purpose of this restriction, futures, options and forward commitments, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of such investments, are not deemed to involve a hypothecation, mortgage or pledge of assets);

      (5) not to purchase a security issued by another investment company if, immediately after such purchase, the Fund would own, in the aggregate, (i) more than 3% of the total outstanding voting stock of such other investment company; (ii) securities issued by such other investment company having an aggregate value in excess of 5% of the value of the Fund's total assets; or (iii) securities issued by such other investment company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the Fund's total assets; provided, however, that the Fund may purchase investment company securities without limit for the purpose of completing a merger, consolidation or other acquisition of assets;

      (6) not to invest directly as a joint venturer or general partner in oil, gas or other mineral exploration or development joint ventures or general partnerships (provided that the Fund may invest in securities issued by companies which invest in or sponsor such programs and in securities indexed to the price of oil, gas or other minerals);

      (7) not to invest in warrants more than 5% of the value, at the lower of cost or market, of its net assets, provided that warrants not listed on the New York or American Stock Exchange shall be further limited to 2% of the Fund's net assets (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value); and

      (8) not to invest in companies for the purpose of exercising control over their management, although the Fund may from time to time present its views on various matters to the management of issuers in which it holds investments.

                             MUNICIPAL OBLIGATIONS

      As used in the Prospectus and this Statement, the term "Municipal Obligations" refers to debt obligations, including bonds and notes, issued by or on behalf of the relevant State and its political subdivisions, municipalities and public authorities and by other governmental entities (for example, U.S. possessions such as Puerto Rico) if such securities generate interest income which is, in the opinion of issuer's counsel at the time of issuance, exempt from both federal income taxes and State personal income taxes, if any, to the holders of shares in a Fund. Like other tax-exempt bonds, Municipal Obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, mass transportation, roads, schools, and water and sewer works. Other public purposes for which Municipal Obligations, like other tax-exempt bonds, may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as industrial development revenue bonds may be issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, conventions or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon is, in the opinion of bond counsel at the time of issuance, exempt from both federal income taxes and the personal income taxes, if any, of the State referred to in the name of the Fund. Other industrial development bonds used to fund the construction, equipment, repair or improvement of privately-operated industrial or commercial facilities may also be Municipal Obligations, but the size of such issues is limited under current federal tax law. The Funds may not be a desirable investment for "substantial users" of facilities financed by industrial development revenue bonds or for "related persons" of substantial users.

      The two principal classifications for tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development revenue bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

      Prices and yields on Municipal Obligations and other tax-exempt obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Information about the financial condition of an issuer of tax-exempt bonds or notes may not be as extensive as that which is made available by corporations whose securities are publicly traded.

      The ratings of Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") represent their opinions and are not absolute standards of quality. Tax-exempt obligations with the same maturity, interest rate and rating may have different yields while on the other hand tax-exempt obligations with the same maturity and interest rate but with different ratings may have the same yield.

      Obligations of issuers of tax-exempt securities are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations to pay interest on and principal of their tax-exempt securities may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund's tax-exempt bonds or notes in the same manner.

      From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions, and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of Municipal Obligations for investment by a Fund and the value of the Fund's portfolio could be materially affected, in which event the Fund would reevaluate its investment objectives and policies and consider changes in the structure of the Fund or dissolution.

      For special factors affecting each Fund, see Appendix A to this Statement of Additional Information.

                       ADDITIONAL INFORMATION CONCERNING
                         CERTAIN INVESTMENT TECHNIQUES

      Among other investments described below, each Fund may buy and sell options, futures contracts and options on futures contracts with respect to securities and securities indices and may enter into closing transactions with respect to each of the foregoing, and invest in other derivatives, under circumstances in which the use of such techniques is expected is by State Street Research & Management Company (the "Investment Manager") to aid in achieving the investment objective of a Fund. Each Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity at a future time) and which, therefore, possess the risks of both futures and securities investments.

Futures Contracts

      Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

      The purchase of a futures contract on securities or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. Each Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or U.S. Treasury obligations.

      Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying asset has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

      At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will terminate its position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

      Futures contracts will be executed primarily (a) to establish a short position, and thus protect a Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities which the Fund intends to purchase. Subject to the limitations described below, a Fund may also enter into futures contracts for purposes of enhancing return. In transactions establishing a long position in a futures contract, money market instruments equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. Each Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.

Options on Securities

      Each Fund may use options on securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

      Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

      Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

      The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Options on Securities Indices

      Each Fund may engage in transactions in call and put options on securities indices. For example, a Fund may purchase put options on indices of fixed income securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result.

      Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on securities, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

      A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. In connection with the use of such options, a Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, a Fund may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts

      An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy

      A basic option strategy for protecting a Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -or (b) the writing of a call on securities or securities indices held by a Fund -- thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

      A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by a Fund, money market instruments equal to the aggregate exercise price of the options will be identified by that Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

      A Fund may write options in connection with buy-and-write transactions; that is, a Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity

      The Funds will engage in transactions in futures contracts or options only as a hedge against changes resulting from market conditions which produce changes in the values of their securities or the securities which they intend to purchase (e.g., to replace portfolio securities which will mature in the near future) and, subject to the limitations described below, to enhance return. The Funds will not purchase any futures contract or purchase any call option if, immediately thereafter, more than one-third of the Fund's net assets would be represented by long futures contracts or call options. A Fund will not write a covered call or put option if, immediately thereafter, the aggregate value of the assets (securities in the case of written calls and cash or cash equivalents in the case of written puts) underlying all such options, determined as of the dates such options were written, would exceed 25% of a Fund's net assets. In addition, a Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.

      Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. Moreover, the use of options, futures and options on futures may involve risks not associated with the other types of instruments which a Fund intends to purchase. Most of the hedging anticipated for the Funds will be against the risk characteristics of the Funds' portfolios and not against the risk characteristics of specific debt securities. Each Fund's ability to hedge effectively through transactions in futures or options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

      Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Funds' ability effectively to hedge its securities and might in some cases require a Fund to deposit cash to meet applicable margin requirements. Each Fund will enter into an option or futures position only if it appears to be a liquid investment.

When-Issued Securities

      Each Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve a Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to up to a month or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs in the U.S. Treasury market when dealers begin to trade a new issue of bonds or notes shortly after a Treasury financing is announced, but prior to the actual sale of the securities. Similarly, securities to be created by a merger of companies may also be traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when a Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments.

Repurchase Agreements

      The Funds may enter into repurchase agreements. Repurchase agreements occur when a Fund acquires a security and the seller which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Funds will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of a Fund's total assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid assets held by a Fund will be limited to 10% of a Fund's total assets.

Reverse Repurchase Agreements

      The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

      When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on a Fund's records at the trade date and maintained until the transaction is settled.

Securities Lending

      A Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. A Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by a Fund will generally be held in the form tendered, although cash may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable letters of credit issued by a bank, or any combination thereof. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested, and, therefore, results in an increase in the volatility of a Fund's outstanding securities. Such loans may be terminated at any time. A Fund will retain most rights of ownership on the loaned securities including rights to dividends, interest or other distributions. Voting rights pass with the lending, although a Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

Short Sales Against the Box

      The Funds may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which a Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where a Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

High Yield Securities

      Lower rated "high yield" securities (i.e., bonds rated BB or lower by S&P or Ba or lower by Moody's) commonly known as "junk bonds," of the type in which the Funds may invest generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities may also be subject to greater market price fluctuations than lower yielding, higher rated debt securities; credit ratings do not reflect this market risk. In addition, these ratings may not reflect the effect of recent developments on an issuer's ability to make interest and principal payments.

      Additional risks of "high yield" securities include (i) limited liquidity and secondary market support, particularly in the case of securities that are not rated or subject to restrictions on resale, which may limit the availability of securities for purchase by a Fund, limit the ability of a Fund to sell portfolio securities either to meet redemption requests or in response to changes in the economy or the financial markets, heighten the effect of adverse publicity and investor perceptions, and make selection and valuation of portfolio securities more subjective and dependent upon the Investment Manager's credit analysis; (ii) substantial market price volatility and/or the potential for the insolvency of issuers during periods of changing interest rates and economic difficulty, particularly with respect to high yield securities that do not pay interest currently in cash; (iii) subordination to the prior claims of banks and other senior lenders; and (iv) the possibility that revenues or earnings of the issuer may be insufficient to meet its debt service. Growth in the market for "high yield" securities has paralleled a general expansion in certain sectors in the U.S. economy, and the effects of adverse economic changes (including a recession) are unclear. For further information concerning the rates of debt securities, see the Appendix.

      In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time.

Restricted Securities

      Subject to the limitations on illiquid securities noted above, the Funds may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Fund may be adversely impacted by the subjective valuation of such securities in the absence of an active market for them.

Other Derivative Securities

      The Funds may invest in tax-exempt derivative products such as stripped tax-exempt bonds, synthetic floating rate tax-exempt bonds, tax-exempt asset backed securities including interests in trusts holding tax-exempt lease receivables, and may enter into various interest rate transactions such as swaps, caps, floors or collars as described below. Many of these derivative products are new and are still being developed. Some of these products may generate taxable income or income which is believed to be non-taxable which may later be determined to be taxable. In making investments in any tax-exempt derivative, a Fund will take into consideration the impact on a Fund of the potential taxable nature of any income or gains, the effect of such taxable income or gains on the taxable and non-taxable status of dividends and distributions by a Fund to its shareholders, and the speculative nature of the products given their development nature. Other risks which may arise with tax-exempt derivative products include possible illiquidity because the market for such instruments is still developing. A Fund will attempt to invest in products which appear to have reasonable liquidity and to reduce the risks of nonperformance by counterparties by dealing only with established and reputable institutions.

Swap Arrangements

      Each Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap, a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay a Fund a fixed rate of interest on the notional principal amount. In an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

      Most swaps entered into by a Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with a fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, a Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of a Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of a Fund's obligations.

      These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a part of a Fund's portfolio. However, a Fund may enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as a Fund. In entering a swap arrangement, a Fund is dependent upon the creditworthiness and good faith for the counterparty. A Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with the established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

                              DEBT INSTRUMENTS AND
                           PERMITTED CASH INVESTMENTS

      As indicated in the Funds' Prospectus, the Funds may invest in long-term and short-term debt securities. The Funds may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of the Investment Manager, such investments are more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain debt securities and money market instruments in which the Funds may invest are described below.

      The Funds intend that short-term securities acquired for temporary or defensive purposes will be exempt from federal income taxes and the personal income taxes, if any, of the State referred to in the name of the Fund. However, if such suitable short-term tax-exempt securities are not available or if such securities are available only on a when-issued basis, each Fund may invest up to 100% of its total assets in short-term securities, the interest on which is not exempt from federal income taxes or such personal income taxes.

U.S. Government and Related Securities

      U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government Corporations as described herein. The U.S. Government securities in which the Funds invest include, among others:

       * direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

       * obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Farmers Home Administration, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

       * obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

      U.S. Government securities which the Funds may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities and obligations of the Farmers Home Administration, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities. Obligations such as those of the Federal Home Loan Banks, the Farmers Home Administration, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, a Fund will only interest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

      U.S. Government securities may be acquired by a Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

      In addition, each Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of their owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

      The Funds may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

Bank Money Investments

      Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. A Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. A Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

      U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

Short-Term Corporate Debt Instruments

      Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

Commercial Paper Ratings

      Commercial paper investments at the time of purchase will be rated A by S&P or Prime by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least A by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least A by S&P or by Moody's. Commercial paper rated A (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

      The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

      Information concerning the ratings of S&P and Moody's for municipal debt appears in the Appendix hereto. In the event applicable rating agencies lower the ratings of debt instruments held by a Fund, resulting in a material decline in the overall quality of the applicable Fund's portfolio, the situation will be reviewed and necessary action, if any, will be taken, including changes in the composition of the portfolio.

                             TRUSTEES ANS OFFICERS

      The Trustees and officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

      *Paul J. Clifford, Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 32. His principal occupation is Vice President of State Street Research & Management Company. During the past five years, he has also served as a securities analyst for State Street Research & Management Company.

      *Susan W. Drake, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. She is 42. Her principal occupation is Vice President of State Street Research & Management Company. During the past five years she has also served as a securities analyst for State Street Research & Management Company.

      *+Constantine Hutchins, Jr., One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 66. His principal occupation during the past five years has been Senior Vice President, Secretary and General Counsel of State Street Research & Management Company. Mr. Hutchins's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

      *+John H. Kallis, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 54. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

      +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 68. He is engaged principally in private investments and civic affairs. Previously, he was with Morgan Guaranty Trust Company of New York.

      +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 68. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.

      *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 44. His principal occupation is Executive Vice President, Treasurer and Director of State Street Research & Management Company. During the past five years he also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of The New England. Mr. Maus's other business affiliations include Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

-------------------------

*     or + See footnotes on page 20.

      +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 63. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

      +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173, serves as Trustee of the Trust. He is 70. He is retired and was formerly Chairman of the Board and Chief Executive Officer, Raytheon Company, of which he remains a Director.

      +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 56. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investment Ltd.

      +Michael S. Scott Morton, Massachusetts Institute of Technology,
77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is 57. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

      *+Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 40. His principal occupation is Senior Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

      *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 52. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and Chief Investment Officer and Director, The New England. Mr. Verni's other business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc.

      +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 70. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

---------------------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Funds' investment adviser.

+ Serves as a Trustee and/or officer of one or more of the following investment companies, each of which has an advisory or distribution relationship with the Investment Manager or its affiliates: MetLife - State Street Equity Trust, MetLife - State Street Financial Trust, MetLife - State Street Income Trust, MetLife - State Street Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

      As of March 31, 1995, the following persons or entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Florida Tax-Free Fund as set forth beside their names.

                  Shareholder                              %

Class A        Metropolitan Life                        13.8
               Merrill Lynch                            10.3
               M.V. Schoenrock, Trustee                  5.6
               Smith Barney Shearson                    18.5
               Advest Inc.                               7.8

Class B        Metropolitan Life                        14.5
               Merrill Lynch                            37.3
               L.P. McKeon & G.A. Lofton, Joint Tenants  8.0

Class C        Metropolitan Life                        99.9

Class D        Metropolitan Life                        34.9
               Merrill Lynch                            51.2
               Advest Inc.                               7.7

The full name and address of each of the above persons or entities are as follows:

M.V. Schoenrock, Trustee
c/o State Street Research Shareholder Services
One Financial Center
Boston, Massachusetts  02111

Smith Barney Shearson (a)
388 Greenwich Street
New York, New York  10013

Advest Inc. (a)
280 Trumbull Street
Hartford, Connecticut  06103

Metropolitan Life Insurance Company (b)
One Madison Avenue
New York, New York  10010

Merrill Lynch, Pierce, Fenner & Smith, Inc. (a)
One Liberty Plaza
165 Broadway
New York, New York  10080

L.P. McKeon & G. A. Lofton, Joint Tenants
c/o State Street Research Shareholder Services
One Financial Center
Boston, Massachusetts  02111

-----------------------

(a) The Fund believes that such entity does not have beneficial ownership of such shares.

(b) Metropolitan Life Insurance Company ("Metropolitan"), a New York corporation, was the record and/or beneficial owners, directly or indirectly through its subsidiaries or affiliates, of such shares.

      As of March 31, 1995, the Trustees and officers of the Fund as a group owned no shares of the Florida Tax-Free Fund.

      As of March 31, 1995, the following persons or entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Pennsylvania Tax-Free Fund as set forth beside their names:

                  Shareholder                              %

Class A        Metropolitan Life                         7.0

Class B        Metropolitan Life                        10.4
               Merrill Lynch                             8.0

Class C        Metropolitan Life                        99.6

Class D        Metropolitan Life                        43.7
               Merrill Lynch                            40.6
               Dr. W. F. Saponaro & M.G. Saponaro        5.5

      The full name and address of each of the above persons or entities are as follows:

Dr. W. F. Saponaro & M.G. Saponaro
c/o State Street Research Shareholder Services
One Financial Center
Boston, Massachusetts  02111

Metropolitan Life Insurance Company (a)
One Madison Avenue
New York, New York  10010

Merrill Lynch, Pierce, Fenner & Smith, Inc. (b)
One Liberty Plaza
165 Broadway
New York, New York  10080

-----------------------

(a) Metropolitan Life Insurance Company, a New York corporation, was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of such shares.

(b) The Fund believes that Merrill Lynch does not have beneficial ownership of such shares.

      As of March 31, 1995, the Trustees and officers of the Fund as a group owned no shares of the Pennsylvania Tax-Free Fund.

      Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares are so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

      During the last fiscal year of the Funds, the Trustees were compensated as follows:

-----------------------------------------------------------------------------
      Name of                   Aggregate                 Total
      Trustee                 Compensation            Compensation
                              From Trust(a)          From Trust and
                                                       Complex Paid
                                                      to Trustees(b)
-----------------------------------------------------------------------------

Edward M. Lamont                $  9,825                 $49,236
Robert A. Lawrence              $  9,325                 $72,475
Dean O. Morton                   $11,325                 $87,925
Thomas L. Phillips              $  9,625                 $56,825
Toby Rosenblatt                 $  9,825                 $49,236
Michael S. Scott Morton          $11,325                 $83,925
Ralph F. Verni                  $      0                 $     0
Jeptha H. Wade                   $10,125                 $58,525

(a) Includes compensation from multiple series of the Trust. See "Distribution of Shares" for a listing of series.

(b) Includes compensation from Metropolitan Series Fund, Inc., for which the Investment Manager serves as sub-investment adviser, State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. serves as distributor, and all investment companies for which the Investment Manager serves as primary investment adviser, comprising a total of 30 series. The Trust does not provide any pension or retirement benefits for the Trustees.

                          INVESTMENT ADVISORY SERVICES


      State Street Research and Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to each Fund. The Advisory Agreement provides that the Investment Manager shall furnish each Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect, wholly-owned subsidiary of Metropolitan.

      The advisory fee payable monthly by each Fund to the Investment Manager is computed as a percentage of the average daily net asset value of such Fund as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.55% of the net assets of the Fund. The Funds have been advised that the Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to each Fund.

      The advisory fees paid by each Fund for the periods shown below, prior to the assumption of fees or expenses, were as follows:

                                                           August 10, 1993
                                                            (commencement
                                     Year ended           of operations) to
                                  December 31, 1994       December 31, 1993
                                  -----------------       -----------------
Florida Tax-Free Fund                 $61,932                 $16,642
Pennsylvania Tax-Free Fund            $83,275                 $16,519

      For the same periods, the voluntary reduction of fees or assumption of expenses were as follows:

                                                           August 10, 1993
                                                            (commencement
                                     Year ended           of operations) to
                                  December 31, 1994       December 31, 1993
                                  -----------------       -----------------
Florida Tax-Free Fund                $206,064                 $76,581
Pennsylvania Tax-Free Fund           $255,470                 $85,253

      Further, to the extent required under applicable state regulatory requirements, the Investment Manager will reduce its management fee for a Fund up to the amount of any expenses (excluding permissible items, such as Rule 12b-1 Distribution Plan payments, brokerage commissions, interest, taxes and litigation expenses) paid or incurred by such Fund in any fiscal year which exceed specified percentages of the average daily net assets of such Fund for such fiscal year. The most restrictive of such percentage limitations is (which does not presently apply to the Funds) currently 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. These commitments may be amended or rescinded in response to changes in the requirements of the various states by the Trustees without shareholder approval.

      The Advisory Agreement provides that it shall continue in effect with respect to each Fund from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

      Under a Funds Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administration services for the Trust, such as assistance in determining the daily net asset value of shares of series of the Trust and in preparing various reports required by regulations.

      Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Funds, and is entitled to reimbursement of its costs for providing such services subject to the limitations described below. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, employee benefit plans, and similar programs or plans, through or under which a Fund's shares may be purchased.

      Under the Code of Ethics of the Investment Manager, its employees are only permitted to engage in personal securities transactions which do not involve securities which the Investment Manager has recommended for purchase or sale, or purchased or sold, on behalf of its clients. All employees must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.

                       PURCHASE AND REDEMPTION OF SHARES

      Shares of the Funds are distributed by the Distributor. The Funds offer four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). General information on how to buy shares of the Funds, as well as sales charges involved, are set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

Public Offering Price

      The public offering price for each class of shares of a Fund is based on their net asset value determined as of the close of the NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

Reduced Sales Charges

      For purposes of determining whether a purchase qualifies for reduced sales charges, the term "person" includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

      Investors may purchase Class A shares of the Funds at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of a Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

      An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Funds and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances.

      A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

      Investors may purchase Class A shares of the Funds or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under this right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the Fund and Class A shares of other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C, and Class D shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

Class C Shares

      Class C shares are currently available to (i) benefit plans such as qualified retirement plans, other than individual retirement accounts and self-employed retirement plans, which meet certain criteria relating to minimum assets, minimum participants, service agreements, or similar factors; (ii) tax-exempt retirement plans of the Investment Manager and its affiliates, including the retirement plans of the Investment Manager's affiliated brokers;
(iii) unit
investment trusts sponsored by the Investment Manager or its affiliates; (iv) banks and insurance companies purchasing for their own accounts; (v) investment companies not affiliated with the Investment Manager; and (vi) endowment funds of nonprofit organizations with substantial minimum assets. The entities included in categories (i), (iv) and (vi) may not be affiliates of the Investment Manager.

Reorganizations

      In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, each Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

Redemptions

      The Funds reserve the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, a Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, a Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of a Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

                                NET ASSET VALUE

      The net asset values of the shares of the Funds are determined once daily as of the close of the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The net asset value per share of each Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

      In determining the values of portfolio assets, the Trustees utilize one or more pricing services to value certain securities for which market quotations are not readily available on a daily basis. Most debt securities are valued on the basis of data provided by such pricing services. Since the Funds are comprised substantially of debt securities under normal circumstances, most of a Fund's assets are therefore valued on the basis of such data from the pricing services. The pricing services may provide prices determined as of times prior to the close of the NYSE.

      In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers' NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust utilizing such pricing services as may be deemed appropriate as described above. Securities deemed restricted as to resale are valued at the fair value thereof as determined by or in accordance with methods adopted by the Trustees of the Trust.

      Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of a Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained reflects fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                         PORTFOLIO TRANSACTIONS

Portfolio Turnover

      A Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Funds reserve full freedom with respect to portfolio turnover, as described in the Prospectus.

      The Fund's portfolio turnover rates for the periods shown below were as follows:

                                                           August 10, 1993
                                                            (commencement
                                     Year ended           of operations) to
                                  December 31, 1994       December 31, 1993
                                  -----------------       -----------------
Florida Tax-Free Fund                  119.46%                  49.38%
Pennsylvania Tax-Free Fund              80.90%                  26.18%

      The Investment Manager believes that each Fund's portfolio turnover rate for the fiscal year ended December 31, 1994 was significantly higher than that for the previous year because of the dramatic rise in interest rates during the year, which increased incentive to shorten the duration and become more defensive in portfolio holdings. The rise in interest rates also led the Investment Manager to book losses for tax purposes to improve the Fund's dividend position. Additionally, lesser quality securities underperformed throughout the year, leading the Investment Manager to sell such securities.

Brokerage Allocation

      The Funds and the Investment Manager seek the best overall execution of purchase or sale orders and the most favorable net price in securities transactions consistent with their judgment as to the business qualifications of the various broker or dealer firms with which the Funds may do business. Decisions with respect to the market in which the transaction is to be completed, and to the allocation of orders among brokers or dealers, are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to the performance, integrity and financial responsibility of the various firms as well as to their demonstrated execution experience and capability generally and in regard to particular markets or securities and, in agency transactions, to the competitiveness of the commission rates (or in principal transactions of the net prices) they charge. The Investment Manager keeps current as to the range of rates or prices charged by various firms and against this background evaluates the reasonableness of a commission or price charged with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm.

      When it appears that a number of firms can satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which such firms have provided in the past or may provide in the future. Among such other services are the supplying of supplemental investment research, general and economic and political information, analytical and statistical data, relevant market information and daily market quotations for computation of net asset value. In this connection it should be noted that a substantial portion of brokerage commissions paid, or principal transactions entered, by the Funds may be with brokers and investment banking firms which, in the normal course of business, publish statistical, research and other material which is received by the Investment Manager and which may or may not prove useful to the Investment Manager, the Funds, or other clients of the Investment Manager.

      Neither the Funds nor the Investment Manager has any definite agreements with any firm as to the amount of business which that firm may expect to receive for services supplied or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of business. These understandings are honored to the extent possible in accordance with the policy set forth above. Neither the Funds nor the Investment Manager intends to pay a firm in excess of that which another would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Funds and the Investment Manager are aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, rely on the provisions of Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. For the fiscal year ended December 31, 1994 and for the period August 10, 1993 (commencement of operations) to December 31, 1993, the Funds paid no brokerage commissions. During and at the end of its most recent fiscal year, a Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker dealer of a Fund as defined under the 1940 Act.

      Occasions may arise when the Investment Manager determines that an investment in a particular security, or the disposition of a particular security, is simultaneously a proper investment decision for one or more of the Funds as well as for the portfolio of one or more of its other clients. In this event, a purchase or sale, as the case may be, of any such security on any given day will be normally averaged as to price and allocated as to amount among the several clients in a manner deemed equitable to each client.

      On occasions when the Investment Manager deems the purchase or sale of a security to be in the best interests of a Fund, as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Funds. In some instances, this procedure may affect the price and size of the positions obtainable for the Funds.

                              CERTAIN TAX MATTERS

Federal Income Taxation of the Fund -- In General

      Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although no Fund can give complete assurance that it will do so. Accordingly, a

Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stock or securities; (ii) options, futures or forward contracts (other than options, futures, or forward contracts on foreign currencies) or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements; and (d) in order to be entitled to utilize the dividends-paid deduction, distribute annually at least the sum of 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and 90% of the excess of its (i) interest income excludable from gross income under Code section 103(a) over (ii) deductions disallowed under Code sections 171(a)(2) and 265. Furthermore, in order to be entitled to pay tax-exempt interest income dividends to its shareholders, a Fund must satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of obligations the interest of which is exempt from federal income tax under Code section 103(a).

      The 30% test will limit the extent to which a Fund may sell securities held for less than three months, write options which expire in less than three months and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If a Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying securities unless, for purposes only of the 30% test, the option and the securities are acquired on the same date.) Finally, as discussed below, this requirement may also limit investments by the Funds in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

      If a Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of such Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of such Fund.

      A Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year a Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31 in addition to any undistributed portion of the respective balances from the prior year. Because the excise tax is based upon undistributed taxable income, it will not apply to tax-exempt income received by a Fund. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Funds' Investments

      Original Issue Discount. For federal income tax purposes, debt securities purchased by a Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

      Debt securities may be purchased by a Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time a Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security (other than a tax-exempt obligation) issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest income to the extent it does not exceed the accrued market discount on the security (unless a Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless a Fund makes the election to include market discount currently. Because each Fund must include original issue discount in income, it will be more difficult for such Fund to make the distributions required for such Fund to maintain its status as a regulated investment company under Subchapter M of the Code and, with respect to debt securities that are not tax-exempt, to avoid the 4% excise tax described above.

      Options and Futures Transactions. Certain of a Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in a Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders

      Distributions generally are taxable to shareholders at the time made unless tax-exempt. However, dividends declared by a Fund in October, November or December and made payable to shareholders of record on a specified date in such a month are treated as received by such shareholders on December 31, provided that the Fund pays the dividend during the following January of the following year. It is expected that none of the Funds' distributions will qualify for the corporate dividends-received deduction.

      Distributions by a Fund can result in a reduction in the fair market value of such Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder, to the extent that it is derived from other than tax-exempt interest, as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

      To the extent that a Fund's dividends are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by a Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to one-half of their Social Security benefit. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund is not deductible.

      A shareholder should be aware that a redemption of shares (including any exchange into another Eligible Fund) is a taxable event and, accordingly, capital gain or loss may be recognized. A loss realized by a shareholder on the redemption or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will be disallowed to the extent of such dividends if the shares have not been held by the shareholder for more than six months. Similarly, if a shareholder receives a distribution taxable as long-term capital gain and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of such capital gains distribution.

      Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. Neither the Investment Manager's nor the Funds' counsel makes any review of proceedings relating to the issuance of tax-exempt securities or the bases of such opinions.

      Interest on "private activity" bonds issued after August 7, 1986 are subject to the federal alternative minimum tax, although the interest continues to be excludable from gross income for other purposes. The alternative minimum tax, or AMT, is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions. Interest from private activity bonds is a "tax preference" item that is added into income from other sources for the purpose of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. Corporate investors should note that for purposes of the corporate AMT there is an upward adjustment equal to 75% of the amount by which adjusted current earnings exceeds alternative minimum taxable income. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

      The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of a Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident but taxable generally on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from a Fund in their own states and localities.

                       DISTRIBUTION OF SHARES OF THE FUNDS

      State Street Research Tax-Exempt Trust (formerly MetLife - State Street Tax-Exempt Trust) is currently comprised of the following series: State Street Research Tax-Exempt Fund (formerly MetLife - State Street Tax-Exempt Fund), State Street Research New York Tax-Free Fund, State Street Research California Tax-Free Fund, State Street Research Florida Tax-Free Fund and State Street Research Pennsylvania Tax-Free Fund. The Trustees have authorized shares of the Funds to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or to commence the public offering of shares of any previously established series.

      The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Funds. Shares of the Funds are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Funds on a continuous basis at an offering price which is based on the net asset value per share of a Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). The Distributor may reallow all or a portions of such sales charges as concessions to dealers.

      Total sales charges on Class A shares paid to the Distributor for the periods shown below were as follows:

                                                           August 10, 1993
                                                            (commencement
                                     Year ended           of operations) to
                                  December 31, 1994       December 31, 1993
                                  -----------------       -----------------
Florida Tax-Free Fund                 $ 57,206                $67,147
Pennsylvania Tax-Free Fund            $170,276                $96,998

      For the same periods, the Distributor retained the following amounts after reallowance of concessions to dealers:
                                                           August 10, 1993
                                                            (commencement
                                     Year ended           of operations) to
                                  December 31, 1994       December 31, 1993
                                  -----------------       -----------------
Florida Tax-Free Fund                  $ 7,259                 $1,059
Pennsylvania Tax-Free Fund             $21,100                 $2,344

      The differences in the price at which a Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Funds' Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Funds or associated entities. Where shares of a Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such sponsored arrangements. The reductions in sales expenses, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization, the term of the organization's existence and certain characteristics of its members. The Funds reserve the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.

      On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale, a commission on the shares sold as described in the Prospectus. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

      For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class B and Class D shares of the Funds and paid initial commissions to securities dealers for sales of such Class B and Class D shares as follows:

                                                         August 10, 1993
                                                          (commencement
                            Year ended                  of operations) to
                         December 31, 1994              December 31, 1993
                         -----------------              -----------------
                     Contingent      Commissions    Contingent     Commissions
                      Deferred         Paid to       Deferred        Paid to
                    Sales Charges      Dealers     Sales Charges     Dealers
                    -------------    -----------   -------------   -----------
Florida Tax-Free Fund
   Class B            $  8,390        $60,759      $           0     $ 46,589
   Class D            $      0        $ 2,930      $           0     $  8,069

Pennsylvania Tax-Free Fund
   Class B            $ 11,374        $51,021      $           0     $118,098
   Class D            $     25        $ 4,082      $           0     $  3,854

      Each Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Funds may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Funds and reports for recipients other than existing shareholders of the Funds, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Funds may, from time to time, deem advisable, and (3) the reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor to make payments out of its general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

      The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to make payments for personal services and/or the maintenance of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Funds for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Funds held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Funds. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.

      For the fiscal year ended December 31, 1994, the Funds paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of those Funds as follows:

                             Florida Tax-Free Fund

                                      Class A       Class B      Class D
                                      -------      --------      --------
Advertising                           $   372      $      0      $ 2,858

Printing and mailing of                                   0          709
   prospectuses to
   other than current
   shareholders                            92

Compensation to dealers                 8,543        25,909        2,930

Compensation to sales                                     0        4,460
   personnel

Interest                                  581             0            0

Carrying or other finance                   0             0            0
   charges

Other expenses                            286             0        2,187
                                      -------    ----------     --------

Total Fees                             $9,874       $25,909      $13,144
                                       ======       =======      =======

                           Pennsylvania Tax-Free Fund

                                      Class A       Class B      Class D
                                      -------       -------      -------
Advertising                          $    407       $     0     $ 2,128

Printing and mailing of                   101            $0         528
   prospectuses to
   other than current
   shareholders

Compensation to dealers                14,229        43,762       3,124

Compensation to sales                     635             0       3,321
   personnel

Interest                                    0             0           0

Carrying or other finance                   0             0           0
   charges

Other expenses                            312             0       1,628
                                    ---------    ----------    --------

Total Fees                            $15,684       $43,762     $10,729
                                      =======       =======     =======

  The Distributor may have also used additional resources of its own for further expenses on behalf of the Trust.

      No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

      To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Funds will attempt to make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                         CALCULATION OF PERFORMANCE DATA

      The average annual total return ("standard total return") and yield of the Class A, Class B, Class C and Class D shares of a Fund will be calculated as set forth below. Total return and yield are computed separately for each class of shares of a Fund.

      All calculations of performance data in this section would reflect the voluntary measures by the Funds' affiliates to reduce fees or expenses relating to the Funds; see "Accrued Expenses" later in this section.

Total Return

      The total returns ("standard total return") of each class of the Funds' shares were as follows:

                          Commencement
                          of Operations                One Year
                        (August 10, 1993)                Ended
                      to December 31, 1994         December 31, 1994
                      --------------------         -----------------
                      With          Without        With        Without
                     Subsidy        Subsidy       Subsidy      Subsidy
                     -------        -------       -------      -------
Florida Tax-Free Fund
     Class A         -3.73%         -5.77%        -8.34%      -10.29%
     Class B         -4.05%         -6.10%        -9.49%      -11.35%
     Class C         -0.18%         -2.44%        -3.67%       -5.72%
     Class D         -1.20%         -3.37%        -5.69%       -7.70%

Pennsylvania Tax-Free Fund
     Class A         -3.40%         -5.22%        -7.94%       -9.52%
     Class B         -3.80%         -5.55%        -9.15%      -10.90%
     Class C          0.08%         -2.10%        -3.37%       -5.23%
     Class D         -0.87%         -2.96%        -5.28%       -7.11%

      Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested would produce the ending redeemable value in accordance with the following formula:

                                 P(1+T)n = ERV

Where:                        P     =      a hypothetical initial payment of
                                           $1,000

                              T     =       average annual total return

                              n     =       number of years

                              ERV = ending redeemable value at the end of the
                                    designated period assuming a hypothetical
                                    $1,000 payment made at the beginning of the designated period

     The calculation is based on the further assumptions that the maximum initial or contingent deferred sales charge applicable to the investment is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses are also taken into account as described later herein.

Yield

     The annualized yield of each class of shares of the Funds based on the month of December 1994 was as follows:

Florida Tax-Free Fund               With Subsidy           Without Subsidy
                                    ------------           ---------------
      Class A                           5.09%                   3.09%
      Class B                           4.58%                   2.49%
      Class C                           5.58%                   3.48%
      Class D                           4.57%                   2.49%

Pennsylvania Tax-Free Fund
      Class A                           5.28%                   3.28%
      Class B                           4.78%                   2.68%
      Class C                           5.78%                   3.68%
      Class D                           4.78%                   2.68%

      Yield is computed separately for each class of shares by dividing the net investment income per share earned during a recent month or other specified 30-day period by the applicable maximum offering price per share on the last day of the period and annualizing the result, in accordance with the following formula:


                           YIELD = 2[( a-b + 1)6 -1]
                                       cd

Where:            a =   dividends and interest earned during the  period

                  b =   expenses accrued for the period
                        (net of voluntary expense reductions by the Investment Manager)

                  c =   the average daily number of shares
                        outstanding during the period that were entitled to receive dividends
                  d =   the maximum offering price per
                        share on the last day of the period


      To calculate interest earned (for the purpose of "a" above) on debt obligations, a Fund computes the yield to maturity of each obligation held by a Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

      In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value exceeds the then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based on the market value. Dividend income is recognized daily based on published rates.

      With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), a Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. Each Fund has elected not to amortize discount or premium on such securities.

      Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.5%.

      All accrued expenses are taken into account as described later herein.

      Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which are insured and/or often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Tax Equivalent Yield

      The annualized tax equivalent yield of each class of shares of the Funds based on the month of December 1994 was as follows, assuming a combined federal and state maximum effective marginal income tax rate of 39.6% and 41.29% for Florida Tax-Free Fund and Pennsylvania Tax-Free Fund, respectively:

Florida Tax-Free Fund               With Subsidy           Without Subsidy
                                    ------------           ---------------
      Class A                           8.43%                   5.12%
      Class B                           7.58%                   4.12%
      Class C                           9.24%                   5.76%
      Class D                           7.57%                   4.12%

Pennsylvania Tax-Free Fund
      Class A                           8.99%                   5.59%
      Class B                           8.14%                   4.56%
      Class C                           9.85%                   6.27%
      Class D                           8.14%                   4.56%

      A Fund's tax equivalent yield is computed by dividing that portion of such Fund's yield (computed as described under "Yield" above) which is tax-exempt, by the complement of the combined federal and state maximum effective marginal rate and adding the result to that portion, if any, of the yield of such Fund that is not tax-exempt. The complement, for example, of a tax rate of 39.6% is 60.4%, that is 1.00 - 0.396 = 0.604.

Accrued Expenses

      Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees such as the $7.50 fee for wire orders.

      Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would be lower.

Nonstandardized Total Return

      A Fund may provide the above described standard total return results for Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before and at the time of commencement of such Fund's operations. In addition, a Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except that the result may or may not be annualized and as noted, any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Funds' nonstandardized total returns for the six months ended December 31, 1994, without taking sales charges into account, were as follows:

Florida Tax-Free Fund               With Subsidy           Without Subsidy
                                    ------------           ---------------
      Class A                          -0.86%                  -1.78%
      Class B                          -1.23%                  -2.14%
      Class C                          -0.62%                  -1.54%
      Class D                          -1.23%                  -2.14%

Pennsylvania Tax-Free Fund
      Class A                          -0.23%                  -1.05%
      Class B                          -0.72%                  -1.53%
      Class C                          -0.22%                  -1.03%
      Class D                          -0.61%                  -1.64%

Distribution Rates

      A Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the maximum offering price per share as of the end of the period. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by a Fund even though such option income is not considered investment income under generally accepted accounting principles.

      Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus a sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

      The distribution rate of each class of shares of the Funds, based on the month of December 1994, were as follows:

Florida Tax-Free Fund
      Class A     5.14%
      Class B     4.63%
      Class C     5.63%
      Class D     4.63%

Pennsylvania Tax-Free Fund
      Class A     5.24%
      Class B     4.73%
      Class C     5.74%
      Class D     4.72%

                                   CUSTODIAN

      State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

                            INDEPENDENT ACCOUNTANTS

      Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) audits of the Funds' annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Funds.

                              FINANCIAL STATEMENTS

      In addition to the reports provided to holders of record on a semiannual basis, other supplementary reports may be made available and holders of record may request a copy of a current supplementary report, if any, by calling State Street Research Shareholder Services.

      The following financial statements are for the Funds' fiscal year ended December 31, 1994.


50844.c7

State Street Research Florida Tax-Free Fund
Investment Portfolio
December 31, 1994

                      Principal Amount                                                       Maturity Date       Value (Note 1)
Municipal Bonds 97.0%
General                  $  500,000       The School Board of Dade County, Florida,
Obligation                                Certificates of Participation, Series 1994 A,
15.5%                                     MBIA Insured, 5.00%                                   5/01/2001            $479,065
                            500,000       The School District of Dade County, Florida,
                                          General Obligation School Bonds, Series 1994A,
                                          MBIA Insured, 5.15%                                   6/01/2001             483,585
                            500,000       Puerto Rico Municipal Finance Agency, 1994
                                          Series A Bonds, FSA Insured, 5.30%                    7/01/2002             487,655
                            250,000       Palm Beach County, Florida General Obligation
                                          Bonds, Series 1994, 7.00%                            12/01/2004             270,757
                                                                                                                -----------------

                                                                                                                    1,721,062
                                                                                                                -----------------

Airport                     500,000       Dade County, Florida, Aviation Revenue
4.6%                                      Refunding Bonds, Series 1994 B (Non-AMT),
                                          6.00%                                                10/01/2002             507,655
                                                                                                                -----------------

Certificates of             500,000       Certificates of Participation, (School Board
Participation                             of Hillsborough County, Florida, Master Lease
13.1%                                     Program), Series 1994, MBIA Insured, 5.30%            7/01/2002             482,350
                            500,000       Certificates of Participation, Series 1994B,
                                          The School Board of Seminole County, Florida,
                                          MBIA Insured, 6.00%                                   7/01/2003             500,315
                            500,000       Certificates of Participation, Series 1994A,
                                          The School Board of Seminole County, Florida,
                                          MBIA Insured, 5.50%                                   7/01/2003             479,085
                                                                                                                -----------------

                                                                                                                    1,461,750
                                                                                                                -----------------

Hospital/                   140,000       Escambia County Health Facilities Authority,
Health Care                               Health Facilities Revenue Refunding Bonds,
5.4%                                      (Baptist Hospital, Inc.), Series 1993 B, 5.60%       10/01/1999             134,322
                            500,000       City of Venice, Florida, Health Facilities
                                          Revenue Bonds, Series 1994, (Venice Hospital,
                                          Inc. Project), 5.40%                                 12/01/2003             464,845
                                                                                                                -----------------

                                                                                                                      599,167
                                                                                                                -----------------

Life Care                 1,145,000       St. Johns County Industrial Development
13.9%                                     Authority, Industrial Development Revenue
                                          Bonds, Series 1993A, (Vicar's Landing
                                          Project), 6.20%                                       2/15/2003           1,084,258
                            500,000       Collier County Health Facilities Authority,
                                          Health Facility Refunding Revenue Bonds, (The
                                          Moorings Inc. Project), Series 1994, 6.00%           12/01/2005             460,495
                                                                                                                -----------------

                                                                                                                    1,544,753
                                                                                                                -----------------
    The accompanying notes are an integral part of the financial statements


                                       48

Principal Amount                                                                            Maturity Date       Value (Note 1)
Single-Family             $525,000        Florida Housing Finance Agency, Single Family
Housing                                   Mortgage Revenue Refunding Bonds, 1994 Series
4.5%                                      A (Non-AMT), 5.75%                                    1/01/2005             $505,339
                                                                                                                -----------------

Special/Sales              745,000        Dade County, Florida, Special Obligation
Tax Revenue                               Bonds, (Courthouse Center Project), Series
11.0%                                     1994, 5.75%                                           4/01/2003              719,379
                           500,000        Hillsborough County, Florida, Capital
                                          Improvement Bonds, FGIC Insured, 6.00%                8/01/2005              498,045
                                                                                                                -----------------

                                                                                                                     1,217,424
                                                                                                                -----------------

Toll Roads/                750,000        Escambia County, Florida, Road Improvement
Turnpike                                  Revenue Bonds, Series 1993A, 5.00%                    1/01/2000              713,168
                                                                                                                -----------------

Authorities
6.4%
Water & Sewer              500,000        Jacksonville, Florida, Water and Sewer
19.7%                                     District, Water and Sewer Revenue Bonds, MBIA
                                          Insured, 5.00%                                       10/01/2000              479,520
                           500,000        East County Water Control District, Water
                                          Management Consolidated Refunding Bonds,
                                          Series 1994, (Lee and Hendry Counties,
                                          Florida), AGIC Insured, 5.375%                       11/01/2001              486,765
                           750,000        City of Titusville, Florida, Water and Sewer
                                          Revenue Bonds, Series 1994, MBIA Insured,
                                          5.20%                                                10/01/2002              717,270
                           500,000        Charlotte County, Florida, Utility System
                                          Revenue Bonds, Series 1994, FGIC Insured,
                                          6.00%                                                10/01/2003              507,400
                                                                                                                -----------------

                                                                                                                     2,190,955
                                                                                                                -----------------

Pre-Refunded               300,000        Jacksonville Electric Authority,
Bonds                                     (Jacksonville, Florida), Bulk Power Supply
2.9%                                      System Revenue Bonds, (Scherer 4 Project,
                                          Issue One, Series 1991 A), Pre-Refunded to
                                          10/1/2000 101.5, 6.75%                               10/01/2021              319,950
                                                                                                                -----------------

                                          Total Municipal Bonds and Investments
                                           (Cost $11,068,325)--97.0%                                                10,781,223
                                          Cash and Other Assets, Less Liabilities--3.0%                                335,573
                                                                                                                -----------------

                                          Net Assets--100.0%                                                       $11,116,796
                                                                                                                =================

    The accompanying notes are an integral part of the financial statements


                                       49


Investment                                Federal Income Tax Information:
Portfolio (cont'd)                        At December 31, 1994, the net unrealized
                                          depreciation of investments based on
                                          cost for Federal income tax purposes
                                          of $11,068,325 was as follows:
                                           Aggregate gross unrealized appreciation
                                          for all investments in which there is an
                                          excess of value over tax cost                                               $26,649
                                           Aggregate gross unrealized depreciation
                                          for all investments in which there is an
                                          excess of tax cost over value                                             (313,751)
                                                                                                                -----------------

                                                                                                                   $(287,102)
                                                                                                                =================

    The accompanying notes are an integral part of the financial statements

State Street Research Florida Tax-Free Fund
Statement of Assets and Liabilities
December 31, 1994

Assets           Investments, at value (Cost $11,068,325) (Note 1)                             $10,781,223
                 Cash                                                                              175,146
                 Interest receivable                                                               174,601
                 Receivable for fund shares sold                                                    25,974
                 Receivable from Distributor (Note 3)                                               18,869
                 Receivable for securities sold                                                     15,000
                 Deferred organization costs and other assets (Note 1)                              24,750
                                                                                                 ----------
                                                                                                11,215,563
Liabilities      Dividends payable                                                  $28,922
                 Capital gains distribution payable                                  10,976
                 Accrued trustees' fees (Note 2)                                      7,991
                 Accrued management fee (Note 2)                                      5,114
                 Accrued distribution fee (Note 5)                                    4,280
                 Other accrued expenses                                              41,484         98,767
                                                                                       ----      ----------
Net Assets                                                                                     $11,116,796
                                                                                                 ==========
                 Net Assets consist of:
                 Undistributed net investment income                                           $    40,510
                 Unrealized depreciation of investments                                           (287,102)
                 Accumulated net realized loss                                                    (595,940)
                 Shares of beneficial interest                                                  11,959,328
                                                                                                 ----------
                                                                                               $11,116,796
                                                                                                 ==========
                 Net Asset Value and redemption price per share of Class A shares
                 ($3,617,650 / 405,524 shares of beneficial interest)                                $8.92
                                                                                                 ==========
                 Maximum Offering Price per share of Class A shares ($8.92 /
                 .955)                                                                               $9.34
                                                                                                 ==========
                 Net Asset Value and offering price per share of Class B shares
                 ($2,878,867 / 322,805 shares of beneficial interest)*                               $8.92
                                                                                                 ==========
                 Net Asset Value, offering price and redemption price per share of Class C
                 shares ($3,282,960 / 367,834 shares of beneficial interest)                         $8.93
                                                                                                 ==========
                 Net Asset Value and offering price per share of Class D shares
                 ($1,337,319 / 149,962 shares of beneficial interest)*                               $8.92
                                                                                                 ==========

* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.
    The accompanying notes are an integral part of the financial statements.

State Street Research Florida Tax-Free Fund
Statement of Operations
For the year ended December 31, 1994

Investment      Interest                                                             $ 599,021
Income
Expenses        Custodian fee                                           $  86,207
                Management fee (Note 2)                                    61,932
                Audit fee                                                  20,843
                Trustees' fees (Note 2)                                    15,233
                Legal fees                                                 12,940
                Transfer agent and shareholder services (Note 2)           12,456
                Reports to shareholders                                    11,519
                Distribution fee--Class A (Note 5)                          9,874
                Distribution fee--Class B (Note 5)                         25,909
                Distribution fee--Class D (Note 5)                         13,144
                Amortization of organization costs (Note 1)                 6,318
                Registration fees                                           1,302
                Miscellaneous                                               5,465
                                                                         --------
                                                                          283,142
                Expenses borne by the Distributor (Note 3)               (206,064)      77,078
                                                                         --------   ----------
                Net investment income                                                  521,943
                                                                                    ----------

Realized and    Net realized loss on investments (Notes 1 and 4)                      (595,926)
Unrealized      Net unrealized depreciation of investments                            (385,696)
Loss on                                                                             ----------
Investments     Net loss on investments                                               (981,622)
                                                                                    ----------
                Net decrease in net assets resulting from operations                 $(459,679)
                                                                                    ==========

    The accompanying notes are an integral part of the financial statements

State Street Research Florida Tax-Free Fund
Statement of Changes in Net Assets

                                                                                              August 10, 1993
                                                                                               (Commencement
                                                                                               of Operations)
                                                                              Year ended             to
                                                                             December 31,       December 31,
                                                                                 1994               1993
Increase          Operations:
(Decrease)        Net investment income                                      $   521,943        $   113,502
in Net Assets     Net realized gain (loss) on investments*                      (595,926)            27,188
                  Net unrealized appreciation (depreciation) of
                   investments                                                  (385,696)            98,594
                                                                            --------------   ----------------
                  Net increase (decrease) resulting from operations             (459,679)           239,284
                                                                            --------------   ----------------
                  Dividends from net investment income:
                    Class A                                                     (177,518)           (33,138)
                    Class B                                                      (97,739)           (12,716)
                    Class C                                                     (161,153)           (52,037)
                    Class D                                                      (49,113)           (11,521)
                                                                            --------------   ----------------
                                                                                (485,523)          (109,412)
                                                                            --------------   ----------------
                  Distributions from net realized gains:
                    Class A                                                       (7,179)            (1,822)
                    Class B                                                       (5,693)              (866)
                    Class C                                                       (6,498)            (1,833)
                    Class D                                                       (2,648)              (663)
                                                                            --------------   ----------------
                                                                                 (22,018)            (5,184)
                                                                            --------------   ----------------
                  Net increase from fund share transactions (Note 7)           1,975,558          9,983,770
                                                                            --------------   ----------------
                  Total increase in net assets                                 1,008,338         10,108,458

Net Assets        Beginning of year                                           10,108,458              --
                                                                            --------------   ----------------
                  End of year (including undistributed net
                  investment income of $40,510 and $4,090, respectively)     $11,116,796        $10,108,458
                                                                            ==============   ================

                  *Net realized gain (loss) for Federal income
                  tax purposes (Note 1)                                      $  (492,473)       $    27,188
                                                                            ==============   ================

    The accompanying notes are an integral part of the financial statements

State Street Research Florida Tax-Free Fund
Notes to Financial Statements

December 31, 1994

Note 1

State Street Research Florida Tax-Free Fund (the "Fund"), is a series of
State Street Research Tax-Exempt Trust (the "Trust"), which was organized as a Massachusetts business trust in December, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in August, 1993. Five series of the Trust are publicly offered: State Street Research Florida Tax-Free Fund, State Street Research California Tax-Free Fund, State
Street Research Tax-Exempt Fund, State Street Research New York Tax-Free Fund and State Street Research Pennsylvania Tax-Free Fund.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay a service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Tax-exempt securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term obligations are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income

Net investment income is determined daily and consists of interest accrued and discount earned, less amortization of premium and the estimated daily expenses of the Fund. Interest income is accrued daily as earned. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends are declared daily by the Fund based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At December 31, 1994, the Fund had a capital loss carryforward of $492,473 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on December 31, 2002.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1994 through December 31, 1994 the Fund incurred net capital losses of $103,453 and intends to defer and treat such losses as arising in the fiscal year ending December 31, 1995.

F. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.55% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1994, the fees pursuant to such agreement amounted to $61,932.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly-owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended December 31, 1994, the amount of such expenses was $6,948.

The fees of the Trustees not currently affiliated with the Adviser amounted to $15,233 during the year ended December 31, 1994. The Trust has an optional deferred compensation plan for its Trustees. The fees of participating Trustees are invested in shares of a State Street Research fund instead of paying those fees in cash. Participating Trustees receive deferred amounts equal to the market value of such shares including any reinvested income and capital gains distributions.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended December 31, 1994, the amount of such expenses assumed by the Distributor and its affiliates was $206,064.

Note 4

For the year ended December 31, 1994, purchases and sales of securities, exclusive of short-term obligations, aggregated $14,896,319 and $12,857,121, respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1994, fees pursuant to such plan amounted to $9,874, $25,909 and $13,144, for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife
Securities, Inc., a wholly-owned subsidiary of Metropolitan, earned initial sales charges aggregating $7,259 and $18,384, respectively on sales of Class A shares of the Fund during the year ended December 31, 1994, and that MetLife Securities, Inc. earned commissions aggregating $37,025 on sales of Class B shares and that the Distributor collected contingent deferred sales charges of $8,390 on redemptions of Class B shares during the same period.

Note 6

Under normal circumstances at least 80% of the Fund's net assets will be invested in Florida Municipal Obligations. Certain proposed Florida constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting Florida Municipal Obligations. Also, the Fund is able to invest up to 25% of total assets in a single industry. Accordingly, the Fund's investments may be subject to greater risk than those in a fund with more restrictive concentration limits.

At December 31, 1994, investments totalling 32.6% of the Fund's net assets were insured as to the timely payment of principal and interest by Municipal Bond Investors Assurance Corp. (MBIA).

Note 7

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At December 31, 1994, Metropolitan owned 52,486 Class A shares, 52,486 Class B shares, 367,407 Class C shares and 52,486 Class D shares of the Fund and the Adviser owned one share of each of Class A, Class B, Class C and Class D of the Fund.

Share transactions were as follows:

                                                                            August 10, 1993
                                                                            (Commencement of
                                                 Year ended                  Operations) to
                                             December 31, 1994             December 31, 1993
                                        ----------------------------   -------------------------
Class A                                   Shares          Amount        Shares        Amount
------------------------------------    ------------    ------------    --------   -------------
Shares sold                                189,827      $ 1,764,291     372,668      $3,605,960
Issued upon reinvestment of:
 Distribution from net realized
gains                                          170            1,513         126           1,229
 Dividends from net investment
income                                       9,370           86,293       1,644          15,869
Shares repurchased                        (158,734)      (1,446,156)     (9,547)        (92,291)
                                        ------------    ------------    --------   -------------
Net increase                                40,633      $   405,941     364,891      $3,530,767
                                        ============    ============    ========   =============
Class B                                    Shares          Amount       Shares         Amount
------------------------------------    ------------    ------------    --------   -------------
Shares sold                                197,912      $ 1,841,260     173,156      $1,669,314
Issued upon reinvestment of:
 Distribution from net realized
gains                                          236            2,104          53             517
 Dividends from net investment
income                                       5,265           48,194         257           2,475
Shares repurchased                         (54,070)        (493,819)         (4)            (39)
                                        ------------    ------------    --------   -------------
Net increase                               149,343      $ 1,397,739     173,462      $1,672,267
                                        ============    ============    ========   =============
Class C                                    Shares          Amount       Shares         Amount
------------------------------------    ------------    ------------    --------   -------------
Shares sold                                    393      $     3,651     366,518      $3,500,250
Issued upon reinvestment of:
 Distribution from net realized
gains                                          728            6,490         188           1,833
 Dividends from net investment
income                                          11               96        --            --
Shares repurchased                           --              --              (4)            (38)
                                        ------------    ------------    --------   -------------
Net increase                                 1,132      $    10,237     366,702      $3,502,045
                                        ============    ============    ========   =============
Class D                                    Shares          Amount       Shares         Amount
------------------------------------    ------------    ------------    --------   -------------
Shares sold                                 31,855      $   293,877     135,461      $1,306,148
Issued upon reinvestment of:
 Distribution from net realized
gains                                          174            1,547          41             398
 Dividends from net investment
income                                       1,169           10,741         232           2,238
Shares repurchased                         (15,874)        (144,524)     (3,096)        (30,093)
                                        ------------    ------------    --------   -------------
Net increase                                17,324      $   161,641     132,638      $1,278,691
                                        ============    ============    ========   =============

State Street Research Florida Tax-Free Fund
Financial Highlights
For a share outstanding throughout each year.

                                Class A                  Class B                     Class C                       Class D

                       -----------------------   -----------------------   ------------------------     -------------------------
                        Year ended                Year ended                  Year ended                    Year ended
                       December 31,              December 31,               December 31,                  December 31,
                           1994        1993**        1994        1993**        1994          1993**          1994        1993**
                       -----------    --------    -----------  --------    --------------    ------    --------------  ----------
Net asset value,
beginning of year           $9.74       $9.55       $9.74        $9.55        $9.74           $9.55         $9.74       $9.55
Net investment income*        .45         .13         .37          .11          .47             .15           .37         .11
Net realized and
unrealized gain (loss) on
investments                  (.83)        .20        (.82)         .20         (.82)            .19          (.82)        .20
Dividends from net
investment income            (.42)       (.13)       (.35)        (.11)        (.44)           (.14)         (.35)       (.11)
Distribution from
net realized gains           (.02)       (.01)       (.02)        (.01)        (.02)           (.01)         (.02)       (.01)
                           -------    --------     --------      --------    ---------      --------    ----------   ----------
Net asset value,
end of year                 $8.92       $9.74       $8.92        $9.74        $8.93           $9.74         $8.92        $9.74
                          =========    ========    ========    ========      =========      ========    =========  ==========
Total return                (4.02)%+     3.46%+++   (4.73)%+      3.21%+++    (3.67)%+         3.55%+++     (4.73)%+      3.21%+++
Net assets at end
of year (000s)             $3,618      $3,554      $2,879       $1,689       $3,283           $3,573           $1,337    $1,292
Ratio of operating
expenses to
average net assets*          0.50%       0.50%++    1.25%         1.25%++      0.25%           0.25%++       1.25%        1.25%++
Ratio of net investment income
to average net assets*       4.81%      3.98%++     4.11%         3.14%++      5.05%           3.97%++       4.06%         3.12%++
Portfolio turnover rate    119.46%     49.38%      119.46%        49.38%     119.46%          49.38%       119.46%       49.38%

*Reflects voluntary assumption of fees
or expenses per share
in each year Note 3).         $.17       $.08        $.17          $.09         $.17           $.10          $.17         $.09

** August 10, 1993 (commencement of operations) to December 31, 1993.
 ++ Annualized
 + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

Report of Independent Accountants

To the Trustees of State Street Research
Tax-Exempt Trust and the Shareholders of State Street Research Florida Tax-Free Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Florida Tax-Free Fund (a series of State Street Research Tax-Exempt Trust, hereafter referred to as the "Trust") at December 31, 1994, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1994 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
February 10, 1995

Management's Discussion of Fund Performance

The bond market was repeatedly buffeted in 1994 by uncertainty over the strength of the economy and the timing of the Fed's next rate increase.

Florida Tax-Free Fund was hit hard during the market's sharp decline in February, March and April. In order to reduce the portfolio's sensitivity to interest rates, we continued our efforts to shorten the portfolio's duration and maturity. In some cases we sold bonds for losses and replaced them with higher-yielding, more defensive bonds. We also increased our position in insured bonds to more than 50% of the portfolio, as higher-quality, more-liquid bonds tend to perform better in weak markets.

We have targeted high-quality bonds--the bonds in the Fund's portfolio have an average credit rating of AA, as measured by Standard & Poor's Corporation. In general, high-quality bonds are more "liquid," which means they are easier to buy and sell.

Comparison Of Change In Value Of A $10,000 Investment In Florida Tax-Free
                                   Fund And
                       The Lehman Municipal Bond Index

State Street Research Florida Tax-Free Fund - Class A

                                LINE CHART DATA
                           (INCEPTION VALUE = $9,550)
                                                VALUE OF
                                               ACCOUNT OF
                       VALUE OF             LEHMAN MUNI BOND
                      ACCOUNT AT                INDEX AT
  DATE                 YEAR END                 YEAR END

 8/10/93               $ 9,550                  $10,000
12/31/93                 9,881                   10,470
12/31/94                 9,484                    9,929


State Street Research Florida Tax-Free Fund - Class B

                                LINE CHART DATA
                           (INCEPTION VALUE = $10,000)
                                                VALUE OF
                                               ACCOUNT OF
                       VALUE OF             LEHMAN MUNI BOND
                      ACCOUNT AT                INDEX AT
  DATE                 YEAR END                 YEAR END

 8/10/93               $10,000                  $10,000
12/31/93                10,321                   10,470
12/31/94                 9,440                    9,929


State Street Research Florida Tax-Free Fund - Class C

                                LINE CHART DATA
                           (INCEPTION VALUE = $10,000)
                                                VALUE OF
                                               ACCOUNT OF
                       VALUE OF             LEHMAN MUNI BOND
                      ACCOUNT AT                INDEX AT
  DATE                 YEAR END                 YEAR END

 8/10/93               $10,000                  $10,000
12/31/93                10,355                   10,470
12/31/94                 9,975                    9,929


State Street Research Florida Tax-Free Fund - Class D

                                LINE CHART DATA
                           (INCEPTION VALUE = $10,000)
                                                VALUE OF
                                               ACCOUNT OF
                       VALUE OF             LEHMAN MUNI BOND
                      ACCOUNT AT                INDEX AT
  DATE                 YEAR END                 YEAR END

 8/10/93               $10,000                  $10,000
12/31/93                10,321                   10,470
12/31/94                 9,832                    9,929


All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Returns reflect voluntary reduction by the Distributor or its affiliates of fees and expenses related to the Fund. The second number shown is what performance would have been without a reduction of Fund fees and expenses. "A" share returns for each of the periods reflect the maximum 4.5% sales charge. "B" share returns for the 1-year and Life of Fund periods reflect a 5% and a 4% contingent deferred sales charge, respectively. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. "D" share return for the 1-year period reflects a 1% contingent deferred sales charge. The Lehman Muni Bond Index is an index of approximately 15,000 fixed-coupon, investment-grade municipal bonds. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

State Street Research Pennsylvania Tax-Free Fund
Investment Portfolio
December 31, 1994

                                                                                       Maturity
     Principal Amount                                                                   Date          Value (Note 1)
Municipal Bonds 97.5%
General        $  600,000    City of Bethlehem, Lehigh and Northampton Counties,
Obligation                   Pennsylvania, General Obligation Bonds, Series A of
15.5%                        1992, MBIA Insured, 6.00%                                 6/01/2001        $   610,452
                  500,000    Commonwealth of Pennsylvania, General Obligation
                             Bonds, Second Series of 1994, (Refunding and
                             Projects), MBIA Insured, 5.00%                            6/15/2002           476,390
                  500,000    Puerto Rico Municipal Finance Agency, 1994 Series A
                             Bonds, FSA Insured, 5.30%                                 7/01/2002           487,655
                  250,000    Government of Guam, General Obligation Bonds, 1993
                             Series A, 4.80%                                          11/15/2003           223,035
                  500,000    Bradford Area School District, McKean County,
                             Pennsylvania, General Obligation Bonds, Series of
                             1994, FGIC Insured, 6.00%                                10/01/2004           503,240
                  250,000    Dauphin County General Authority, Revenue Bonds,
                             (School District Pooled Financing Program), 4.85%         6/01/2026           230,752
                                                                                                    -----------------
                                                                                                         2,531,524
                                                                                                    -----------------
College &         250,000    Pennsylvania Higher Educational Facilities
University                   Authority, (Commonwealth of Pennsylvania), (Widener
1.4%                         University), Revenue Bonds, 1993 Series A, Connie
                             Lee Insured, 4.50%                                        7/15/2002           235,082
                                                                                                    -----------------
Hospital/         500,000    Scranton-Lackawanna Health and Welfare Authority,
Health Care                  Revenue Bonds, Series A of 1994, (Allied Services
23.7%                        Rehabilitation Hospitals Project), 6.60%                  7/15/2000           484,370
                  350,000    The Lebanon County Good Samaritan Hospital
                             Authority, Lebanon County, Pennsylvania, Hospital
                             Revenue Bonds, Series of 1993, (The Good Samaritan
                             Hospital Project), 5.00%                                 11/15/2000           322,672
                  750,000    The Hospitals and Higher Education Facilities
                             Authority of Philadelphia, Hospital Revenue Bonds,
                             Series A of 1993, (Graduate Health System Obligated
                             Group), 5.75%                                             7/01/2002           691,193
                1,140,000    Montgomery County Higher Education and Health
                             Authority, Pennsylvania, Northwestern Corp., 6.50%        6/01/2004         1,118,750

    The accompanying notes are an integral part of the financial statements

                                       61

Hospital/     $  350,000    The Lebanon County Good Samaritan Hospital
Health Care                  Authority, Lebanon County, Pennsylvania, Hospital
(cont'd)                     Revenue Bonds, Series of 1993, (The Good Samaritan
                             Hospital Project), 5.55%                                 11/15/2004        $  313,127
                  500,000    Lancaster County Hospital Authority, Lancaster,
                             Pennsylvania, Health Center Revenue Bonds, Series of
                             1994, (Masonic Homes Project), AMBAC Insured, 5.00%      11/15/2004           458,290
                  475,000    The Hospitals and Higher Education Facilities
                             Authority of Philadelphia, (Pennsylvania), Hospital
                             Revenue Bonds, Series of 1985, (Nazareth Hospital
                             Project), 9.375%                                          7/01/2005           486,804
                                                                                                    -----------------
                                                                                                         3,875,206
                                                                                                    -----------------
Industrial        935,000    Montgomery County Industrial Development Authority,
Development                  Health Facilities Revenue Bonds, Series of 1993,
5.6%                         (ECRI Project), 6.40%                                     6/01/2003           906,651
                                                                                                    -----------------
Lease Revenue     250,000    Puerto Rico Public Buildings Authority, Revenue
7.4%                         Refunding Bonds, Series J, 6.60%                          7/01/2004           254,750
                1,000,000    Pennsylvania Convention Center Authority, Refunding
                             Revenue Bonds, 1994 Series A, 6.25%                       9/01/2004           953,300
                                                                                                    -----------------
                                                                                                         1,208,050
                                                                                                    -----------------
Life Care         790,000    Delaware County Industrial Development Authority,
4.5%                         Revenue Bonds, Series of 1994, (Martins Run), 5.75%      12/15/2003           733,594
                                                                                                    -----------------
Power             350,000    Puerto Rico Electric Power Authority, Power Revenue
7.7%                         Bonds, Series T, 5.75%                                    7/01/2001           344,985
                1,000,000    City of Philadelphia, Pennsylvania, Gas Works
                             Revenue Bonds, Fifteenth Series, 5.00%                    8/01/2003           906,920
                                                                                                    -----------------
                                                                                                         1,251,905
                                                                                                    -----------------
Single-Family     410,000
Housing                      Pennsylvania Housing Finance Agency, Single Family
10.3%                        Mortgage Revenue Bonds, Series 1994-41B (AMT), 5.50%      4/01/2001           400,886
                  255,000    Pennsylvania Housing Finance Agency, Single Family
                             Mortgage Revenue Bonds, FNMA Insured, 5.05%               7/01/2002           242,632
                  360,000    Pennsylvania Housing Finance Agency, Single Family
                             Mortgage Revenue Bonds, Series 1994-39B (AMT), 6.00%      4/01/2003           356,969

    The accompanying notes are an integral part of the financial statements


                                       62

Single-Family  $  375,000
Housing                      Pennsylvania Housing Finance Agency, Single Family
(cont'd)                     Mortgage Revenue Bonds, Series 1994-39B (AMT), 6.00%     10/01/2003       $   371,700
                  330,000    Pennsylvania Housing Finance Agency, Single Family
                             Mortgage Revenue Bonds, Series 1994-38 (Non-AMT),
                             5.50%                                                     4/01/2005           313,137
                                                                                                    -----------------
                                                                                                         1,685,324
                                                                                                    -----------------
Special/Sales     195,000    Allegheny County, Pennsylvania, Redevelopment
Tax Revenue                  Authority Refunding Bonds, Home Improvement Loan,
5.9%                         5.20%                                                     2/01/2003           183,236
                  270,000    Allegheny County, Pennsylvania, Redevelopment
                             Authority Refunding Bonds, Home Improvement Loan,
                             5.20%                                                     8/01/2003           252,941
                  500,000    Pennsylvania Intergovernmental Cooperation
                             Authority, Special Tax Revenue Refunding Bonds,
                             (City of Philadelphia Funding Program), Series of
                             1994, MBIA Insured, 7.00%                                 6/15/2004           531,150
                                                                                                    -----------------
                                                                                                           967,327
                                                                                                    -----------------
Structured      1,000,000    Pennsylvania Economic Development Financing
Financings                   Authority, Resource Recovery Revenue Bonds, (Colver
5.8%                         Project), Series 1994D, 7.05%                            12/01/2010           947,870
                                                                                                    -----------------
Water & Sewer     500,000    Allegheny County Sanitary Authority, Allegheny
9.7%                         County, Pennsylvania, Sewer Revenue Bonds, Series B
                             of 1994, MBIA Insured, 5.25%                             12/01/2001           488,955
                  500,000    Wyoming Valley Sanitary Authority, (Luzerne County,
                             Pennsylvania), Sewer Revenue Bonds, Series of 1993,
                             FSA Insured, 4.40%                                       11/15/2002           450,460
                  210,000    Wilkinsburg-Penn Joint Water Authority, Allegheny
                             County, Pennsylvania, Water Revenue Refunding Bonds,
                             Series A of 1993, FGIC Insured, 4.65%                     3/15/2004           188,950
                  455,000    Bucks County Water and Sewer Authority, Bucks
                             County, Pennsylvania, Collection Sewer System Sewer
                             Revenue Bonds, Series of 1994, FGIC Insured, 6.15%       12/01/2005           455,246
                                                                                                    -----------------
                                                                                                         1,583,611
                                                                                                    -----------------
                             Total Municipal Bonds (Cost $16,598,894)                                   15,926,144
                                                                                                    -----------------

    The accompanying notes are an integral part of the financial statements

                                       63

Short-Term Obligations 1.2%
                 $100,000    North Central, Texas, Health Facilities Development
                             Corp. Hospital Revenue Bonds, (Presbyterian Medical
                             Center Project), Series 1985C, 3.70%                    12/01/2015++      $   100,000
                  100,000    The Wake County Industrial Facilities and Pollution
                             Control Financing Authority, Pollution Control
                             Revenue Bonds, (Carolina Power & Light Co. Project),
                             Subject to AMT, Series 1987, 3.35%                       3/01/2017++          100,000
                                                                                                    -----------------
                             Total Short-Term Obligations (Cost $200,000)                                  200,000
                                                                                                    -----------------
                             Total Investments (Cost $16,798,894)--98.7%                                16,126,144
                             Cash and Other Assets, Less Liabilities--1.3%                                 204,903
                                                                                                    -----------------
                             Net Assets--100.0%                                                        $16,331,047
                                                                                                    =================
                             Federal Income Tax Information:
                             At December 31, 1994, the net unrealized
                             depreciation of investments based on
                             cost for Federal income tax purposes
                             of $16,798,894 was as follows:
                              Aggregate gross unrealized appreciation
                             for all investments in which there is an
                             excess of value over tax cost                                             $    15,406
                              Aggregate gross unrealized depreciation
                             for all investments in which there is an
                             excess of tax cost over value                                                (688,156)
                                                                                                    -----------------
                                                                                                       $  (672,750)

++ Interest rates on these obligations may change daily.

    The accompanying notes are an integral part of the financial statements

State Street Research Pennsylvania Tax-Free Fund
Statement of Assets and Liabilities
December 31, 1994

Assets          Investments, at value (Cost $16,798,894) (Note 1)                              $16,126,144
                Cash                                                                                35,145
                Interest receivable                                                                219,522
                Receivable from Distributor (Note 3)                                                28,022
                Receivable for fund shares sold                                                      3,090
                Deferred organization costs and other assets (Note 1)                               19,067
                                                                                              ------------
                                                                                                16,430,990
Liabilities     Dividends payable                                                   $33,665
                Accrued management fee (Note 2)                                       7,582
                Accrued distribution fee (Note 5)                                     6,376
                Accrued trustees' fees (Note 2)                                       4,851
                Accrued transfer agent and shareholder services (Note 2)              4,472
                Other accrued expenses                                               42,997         99,943
                                                                                     ------   ------------
Net Assets                                                                                     $16,331,047
                                                                                              ============
                Net Assets consist of:
                Undistributed net investment income                                            $    61,003
                Unrealized depreciation of investments                                            (672,750)
                Accumulated net realized loss                                                     (482,868)
                Shares of beneficial interest                                                   17,425,662
                                                                                              ------------
                                                                                               $16,331,047
                                                                                              ============
                Net Asset Value and redemption price per share of Class A shares
                ($7,330,202 / 817,559 shares of beneficial interest)                                 $8.97
                                                                                              ============
                Maximum Offering Price per share of Class A shares ($8.97 / .955)                    $9.39
                                                                                              ============
                Net Asset Value and offering price per share of Class B shares
                ($4,602,799 / 513,552 shares of beneficial interest)*                                $8.96
                                                                                              ============
                Net Asset Value, offering price and redemption price per share of Class C
                shares ($3,303,534 / 368,244 shares of beneficial interest)                          $8.97
                                                                                              ============
                Net Asset Value and offering price per share of Class D shares
                ($1,094,512 / 122,070 shares of beneficial interest)*                                $8.97
                                                                                              ============

* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements

State Street Research Pennsylvania Tax-Free Fund
Statement of Operations
For the year ended December 31, 1994

Investment      Interest                                                         $   817,194
Income
Expenses        Custodian fee                                       $  86,067
                Management fee (Note 2)                                83,275
                Transfer agent and shareholder services (Note 2)       26,990
                Legal fees                                             22,276
                Audit fee                                              21,061
                Reports to shareholders                                18,839
                Trustees' fees (Note 2)                                15,048
                Distribution fee--Class A (Note 5)                     15,684
                Distribution fee--Class B (Note 5)                     43,762
                Distribution fee--Class D (Note 5)                     10,729
                Registration fees                                       8,645
                Amortization of organization costs (Note 1)             5,449
                Miscellaneous                                           5,690
                                                                      --------
                                                                      363,515
                Expenses borne by the Distributor (Note 3)           (255,470)       108,045
                                                                      --------   ------------
                Net investment income                                                709,149
                                                                                 ------------

Realized and    Net realized loss on investments (Notes 1 and 4)                    (482,830)
Unrealized      Net unrealized depreciation of investments                          (783,954)
Loss on                                                                          ------------
Investments     Net loss on investments                                           (1,266,784)
                                                                                 ------------
                Net decrease in net assets resulting from
                operations                                                       $  (557,635)
                                                                                 ===========

    The accompanying notes are an integral part of the financial statements

State Street Research Pennsylvania Tax-Free Fund
Statement of Changes in Net Assets

                                                                                                 August 10, 1993
                                                                                                  (Commencement
                                                                             Year ended         of Operations) to
                                                                         December 31, 1994      December 31, 1993
Increase          Operations:
(Decrease)        Net investment income                                     $   709,149            $   124,045
in Net Assets     Net realized gain (loss) on investments*                     (482,830)                10,888
                  Net unrealized appreciation (depreciation) of
                   investments                                                 (783,954)               111,204
                                                                            ------------           ------------
                  Net increase (decrease) resulting from operations            (557,635)               246,137
                                                                            ------------           ------------
                  Dividends from net investment income:
                    Class A                                                    (289,886)               (28,627)
                    Class B                                                    (167,608)               (20,516)
                    Class C                                                    (163,900)               (52,472)
                    Class D                                                     (40,841)                (8,341)
                                                                            ------------           ------------
                                                                               (662,235)              (109,956)
                                                                            -------------          ------------
                  Distribution from net realized gains:
                    Class A                                                          --                 (3,389)
                    Class B                                                          --                 (3,306)
                    Class C                                                          --                 (3,382)
                    Class D                                                          --                   (849)
                                                                            --------------          -----------
                                                                                     --                (10,926)
                                                                            --------------          -----------
                  Net increase from fund share transactions (Note 7)          5,961,498             11,464,164
                                                                            --------------          ----------
                  Total increase in net assets                                4,741,628             11,589,419

Net Assets        Beginning of year                                          11,589,419                     --
                                                                            --------------          ----------
                  End of year (including undistributed net
                  investment income of $61,003 and $14,089,
                  respectively)                                             $16,331,047            $11,589,419
                                                                            ==============         ===========

                  *Net realized gain (loss) for Federal income
                  tax purposes (Note 1)                                     $  (367,760)           $    10,888
                                                                            ==============         ============

    The accompanying notes are an integral part of the financial statements

State Street Research Pennsylvania Tax-Free Fund
Notes to Financial Statements

Note 1
State Street Research Pennsylvania Tax-Free Fund (the "Fund"), is a series of State Street Research Tax-Exempt Trust (the "Trust"), which was organized as a Massachusetts business trust in December, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in August, 1993. Five series of the Trust are publicly offered: State Street Research Pennsylvania Tax-Free Fund, State Street Research California Tax-Free Fund, State Street Research Tax-Exempt Fund, State Street Research New York Tax-Free Fund and State Street Research Florida Tax-Free Fund.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay a service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, relating specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Tax-exempt securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short- term obligations are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income

Net investment income is determined daily and consists of interest accrued and discount earned, less amortization of premium and the estimated daily expenses of the Fund. Interest income is accrued daily as earned. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends are declared daily by the Fund based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At December 31, 1994, the Fund had a capital loss carryforward of $367,760 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on December 31, 2002.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1994 through December 31, 1994 the Fund incurred net capital losses of $115,070 and intends to defer and treat such losses as arising in the fiscal year ending December 31, 1995.

F. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.55% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1994, the fees pursuant to such agreement amounted to $83,275.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly-owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended December 31, 1994, the amount of such expenses was $8,400.

The fees of the Trustees not currently affiliated with the Adviser amounted to $15,048 during the year ended December 31, 1994. The Trust has an optional deferred compensation plan for its Trustees. The fees of participating Trustees are invested in shares of a State Street Research fund instead of paying those fees in cash. Participating Trustees receive deferred amounts equal to the market value of such shares including any reinvested income and capital gains distributions.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended December 31, 1994, the amount of such expenses assumed by the Distributor and its affiliates was $255,470.

Note 4

For the year ended December 31, 1994, purchases and sales of securities, exclusive of short-term obligations, aggregated $18,153,326 and $11,719,338, respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1994, fees pursuant to such plan amounted to $15,684, $43,762 and $10,729, for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of Metropolitan, earned initial sales charges aggregating $21,100 and $148,726, respectively, on sales of Class A shares of the Fund during the year ended December 31, 1994, and that MetLife Securities, Inc. earned commissions aggregating $42,955 on sales of Class B shares and that the Distributor collected contingent deferred sales charges aggregating $11,374 and $25 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 6

Under normal circumstances at least 80% of the Fund's net assets will be invested in Pennsylvania Municipal Obligations. Certain proposed Pennsylvania constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting Pennsylvania Municipal Obligations. Also, the Fund is able to invest up to 25% of total assets in a single industry. Accordingly, the Fund's investments may be subject to greater risk than those in a fund with more restrictive concentration limits.

At December 31, 1994, investments totalling 12.9% of the Fund's net assets were insured as to the timely payment of principal and interest by Municipal Bond Investors Assurance Corp. (MBIA).

Note 7

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At December 31, 1994, Metropolitan owned 52,405 Class A shares, 52,405 Class B shares, 366,838 Class C shares and 52,405 Class D shares of the Fund and the Adviser owned one share of each of Class A, Class B, Class C and Class D of the Fund.

                                                                          August 10, 1993
                                                                          (Commencement of
                                                Year ended                 Operations) to
                                            December 31, 1994            December 31, 1993
                                        --------------------------   -------------------------
Class A                                   Shares         Amount        Shares        Amount
------------------------------------     ----------    ------------   --------   -------------
Shares sold                              587,081       $ 5,508,772     370,155     $3,582,769
Issued upon reinvestment of:
 Distribution from net realized
gains                                   --                     --         319           3,102
 Dividends from net investment
income                                    20,093          184,678       1,658          16,053
Shares repurchased                      (159,050)      (1,460,714)     (2,697)        (26,060)
                                         --------      ----------    --------      -----------
Net increase                             448,124       $ 4,232,736     369,435     $3,575,864
                                         ========      ===========    ========     ===========
Class B                                   Shares         Amount        Shares         Amount
------------------------------------     ----------    ------------   --------   -------------
Shares sold                              209,557       $ 1,964,524     359,828      $3,482,724
Issued upon reinvestment of:
 Distribution from net realized
gains                                   --                     --         333            3,244
 Dividends from net investment
income                                   12,037            110,843       1,332          12,899
Shares repurchased                      (68,255)         (631,498)     (1,280)         (12,330)
                                       ----------     ------------   --------     -----------
Net increase                            153,339       $ 1,443,869     360,213       $3,486,537
                                       ==========     ============   ========     ===========
Class C                                  Shares          Amount       Shares         Amount
------------------------------------   ----------    ------------   --------   -------------
Shares sold                                 --                --     367,614       $3,510,761
Issued upon reinvestment of:
 Distribution from net realized
gains                                        --               --         348            3,384
 Dividends from net investment
income                                      279            2,581           7               71
Shares repurchased                           --               --          (4)             (38)
                                         ----------    ------------   --------     -----------
Net increase                                279        $   2,581     367,965       $3,514,178
                                         ==========    ============   ========     ===========
Class D                                   Shares         Amount       Shares         Amount
------------------------------------     ----------    ------------   --------     -----------
Shares sold                               43,441       $  409,646      92,066       $  884,922
Issued upon reinvestment of:
 Distribution from net realized
gains                                         --               --          79              766
 Dividends from net investment
income                                     2,057           18,919         201            1,936
Shares repurchased                       (15,770)        (146,253)         (4)             (39)
                                         ----------    ------------   --------     -----------
Net increase                              29,728       $  282,312      92,342      $   887,585
                                         ==========    ============   ========     ===========

State Street Research Pennsylvania Tax-Free Fund
Financial Highlights
For a share outstanding throughout each year.

                               Class A                           Class B
                    ------------------------------   ------------------------------
                         Year ended                        Year ended
                     December 31, 1994      1993**     December 31, 1994      1993**
                    --------------------    ------   --------------------     ------
Net asset value,
beginning of year          $ 9.74           $ 9.55           $ 9.73          $ 9.55
Net investment income*        .44              .14              .38             .11
Net realized and
unrealized gain (loss)
on investments               (.79)             .20             (.80)            .19
Dividends from
net investment income        (.42)            (.14)            (.35)           (.11)
Distribution from net
realized gains               --               (.01)            --              (.01)
                          --------          -------       ----------          ------
Net asset value,
end of year                $ 8.97           $ 9.74           $ 8.96          $ 9.73
                          ========          =======       ==========         ======
Total return                (3.60)%+          3.52%+++        (4.36)%+         3.19%+++
Net assets at
end of year (000s)         $7,330           $3,598           $4,603          $3,506
Ratio of operating
expenses to average
net assets*                  0.50%            0.50%++          1.25%           1.25%++
Ratio of net
investment income to
average net assets*          4.93%            4.21%++          4.14%           3.45%++
Portfolio turnover rate     80.90%           26.18%           80.90%          26.18%
*Reflects voluntary
assumption of fees or
expenses per share in
each year (Note 3).          $.15             $.09            $.15             $.09

**August 10, 1993 (commencement of operations) to December 31, 1993.
 ++Annualized
+Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses. +++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

                               Class C                           Class D
                    ------------------------------   ------------------------------
                         Year ended                        Year ended
                     December 31, 1994      1993**     December 31, 1994     1993**
                    --------------------    ------   --------------------     ------
Net asset value,
beginning of year          $ 9.74           $ 9.55           $ 9.74          $ 9.55
Net investment income*        .47              .17              .38             .12
Net realized and
unrealized gain (loss) on
investments                  (.79)             .17             (.80)            .19
Dividends from net
investment income            (.45)            (.14)            (.35)           (.11)
Distribution from net
realized gains               --               (.01)            --              (.01)
                         ---------           ------          ---------        ------
Net asset value,
end of year                $ 8.97           $ 9.74           $ 8.97          $ 9.74
                         =========           ======          =========       ======
Total return                (3.37)%+          3.60%+++        (4.33)%+         3.26%+++
Net assets at
end of year (000s)         $3,304           $3,585           $1,095          $  899
Ratio of operating
expenses to average net
assets*                      0.25%            0.25%++          1.25%           1.25%++
Ratio of net investment
income to average
net assets*                  5.10%            4.52%++          4.13%           3.49%++
Portfolio turnover rate     80.90%           26.18%           80.90%          26.18%
*Reflects voluntary
assumption of fees or
expenses per share in
each year (Note 3).         $  .15           $  .11           $  .15          $  .10

**August 10, 1993 (commencement of operations) to December 31, 1993.
 ++Annualized
+Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses. +++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

Report of Independent Accountants
To the Trustees of State Street Research
Tax-Exempt Trust and the Shareholders of State Street Research Pennsylvania Tax-Free Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Pennsylvania Tax-Free Fund (a series of State Street Research Tax-Exempt Trust, hereafter referred to as the "Trust") at December 31, 1994, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1994 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
February 10, 1995

Management's Discussion of Fund Performance

The bond market was repeatedly buffeted in 1994 by uncertainty over the strength of the economy and the timing of the Fed's next rate increase.

Pennsylvania Tax-Free Fund was hit hard during the market's sharp decline in February, March and April. In order to reduce the portfolio's sensitivity to interest rates, we continued our efforts to shorten the portfolio's duration and maturity. In some cases, we sold bonds for losses and replaced them with higher-yielding, more defensive bonds. We also increased our position in insured bonds to more than 25% of the portfolio, as higher-quality, more-liquid bonds tend to perform better in weak markets.

We have targeted high-quality bonds--the bonds in the Fund's portfolio have an average credit rating of A, as measured by Standard & Poor's Corporation. In general, high-quality bonds are more "liquid," which means they are easier to buy and sell.

Comparison Of Change In Value Of A $10,000 Investment In Pennsylvania
                              Tax-Free Fund And
                       The Lehman Municipal Bond Index

State Street Research Pennsylvania Tax-Free Fund - Class A

                                LINE CHART DATA
                           (INCEPTION VALUE = $9,550)
                                                VALUE OF
                                               ACCOUNT OF
                       VALUE OF             LEHMAN MUNI BOND
                      ACCOUNT AT                INDEX AT
  DATE                 YEAR END                 YEAR END

 8/10/93               $ 9,550                  $10,000
12/31/93                 9,886                   10,470
12/31/94                 9,530                    9,929


State Street Research Pennsylvania Tax-Free Fund - Class B

                                LINE CHART DATA
                           (INCEPTION VALUE = $10,000)
                                                VALUE OF
                                               ACCOUNT OF
                       VALUE OF             LEHMAN MUNI BOND
                      ACCOUNT AT                INDEX AT
  DATE                 YEAR END                 YEAR END

 8/10/93               $10,000                  $10,000
12/31/93                10,319                   10,470
12/31/94                 9,474                    9,929


State Street Research Pennsylvania Tax-Free Fund - Class C

                                LINE CHART DATA
                           (INCEPTION VALUE = $10,000)
                                                VALUE OF
                                               ACCOUNT OF
                       VALUE OF             LEHMAN MUNI BOND
                      ACCOUNT AT                INDEX AT
  DATE                 YEAR END                 YEAR END

 8/10/93               $10,000                  $10,000
12/31/93                10,360                   10,470
12/31/94                10,011                    9,929


State Street Research Pennsylvania Tax-Free Fund - Class D

                                LINE CHART DATA
                           (INCEPTION VALUE = $10,000)
                                                VALUE OF
                                               ACCOUNT OF
                       VALUE OF             LEHMAN MUNI BOND
                      ACCOUNT AT                INDEX AT
  DATE                 YEAR END                 YEAR END

 8/10/93               $10,000                  $10,000
12/31/93                10,326                   10,470
12/31/94                 9,879                    9,929


All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Returns reflect voluntary reduction by the Distributor or its affiliates of fees and expenses related to the Fund. The second number shown is what performance would have been without a reduction of Fund fees and expenses. "A" share returns for each of the periods reflect the maximum 4.5% sales charge. "B" share returns for the 1-year and Life of Fund periods reflect a 5% and a 4% contingent deferred sales charge, respectively. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. "D" share return for the 1-year period reflects a 1% contingent deferred sales charge. The Lehman Muni Bond Index is an index of approximately 15,000 fixed-coupon, investment-grade municipal bonds. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

                                   APPENDIX A
                     TO STATEMENT OF ADDITIONAL INFORMATION

                 STATE STREET RESEARCH FLORIDA TAX-FREE FUND

Florida Taxes

      Taxation of Fund Shares. Florida does not impose an income tax on individuals. Thus, dividends and distributions paid by State Street Research Florida Tax-Free Fund (the "Fund") to individuals who are residents of Florida are not taxable by Florida. Florida imposes an income tax on corporations and similar entities at a rate of 5.5%. Distributions of investment income and capital gains by the Fund will be subject to Florida corporate income tax. Accordingly, investors in the Fund, including, in particular, investors that may be subject to the Florida corporate income tax, should consult their tax advisers with respect to the application of the Florida corporate income tax to the receipt of Fund dividends and to the investor's Florida tax situation in general.

      Florida imposes a tax on intangible personal property owned by Florida residents. Shares in the Fund constitute intangible personal property for purposes of the Florida intangible personal property tax. Thus, unless an exemption applies, shares in the Fund will be subject to the Florida intangible personal property tax. Florida provides an exemption for shares in an investment fund if the fund's portfolio of assets consists solely of assets exempt from the Florida intangible personal property tax. Assets exempt from Florida intangible personal property tax include obligations issued by the State of Florida and its political subdivisions, municipalities and public authorities, obligations of the United States Government or its agencies, and cash.

      The Fund has received a ruling from the Florida Department of Revenue that if, on the last business day of any calendar year, the Fund's assets consist solely of assets exempt from the Florida intangible personal property tax, shares of the Fund will be exempt from the Florida intangible personal property tax in the following year. Based on the ruling, if the Fund receives the ruling and the Fund's assets consist, on the last business day of the calendar year, solely of assets exempt from the Florida intangible personal property tax, shares of the Fund owned by Florida residents will be exempt from the Florida intangible personal property tax. If shares of the Fund are subject to the Florida intangible personal property tax, because less than 100% of the Fund's assets on the last business day of the calendar year consists of assets exempt from the Florida intangible personal property tax, only the portion of the net asset value of the Fund that is attributable to obligations of the United States Government will be exempt from taxation. The Fund anticipates that, on the last business day of each calendar year, the Fund's assets will consist solely of assets exempt from the Florida intangible personal property tax.

      Taxation of the Fund. If the Fund does not have a taxable nexus to Florida, such as through the location of the Fund's activities or those of its advisers within the state, under present Florida law, the Fund is not subject to the Florida corporate income taxation. Additionally, if the Fund's assets do not have a taxable situs in Florida as of January 1 of each calendar year, the Fund will not be subject to the Florida intangible personal property tax. If the Fund has a taxable nexus to Florida or the Fund's assets have a taxable situs in Florida, the Fund will be subject to Florida taxation. The Fund intends to operate so as not to be subject to Florida taxation.

Special Considerations Relating to Florida Municipal Obligations

      The information set forth below is derived from official statements prepared in connection with the issuance of bonds of the State of Florida and other sources that are generally available to investors. The information is provided as general information intended to give a brief and historical description and is not intended to indicate future or continuing trends in the financial or other positions of Florida or of local governmental units located in Florida. The Fund has not independently verified this information.

      The Florida Economy. In 1980, Florida was ranked seventh among the fifty states with a population of 9.7 million. Florida has grown dramatically since then and as of April 1, 1993 ranks fourth with an estimated population of 13.6 million. Florida's strong population growth is one fundamental reason why its economy is performing better than the nation as a whole. Since 1983, the United States has had an average population increase of about 1.0% annually, while Florida's average annual rate of increase has been around 2.5%.

      Over the years, Florida's personal income has been growing at a strong pace and has generally outperformed both the U.S. as a whole and the southeast in particular. From 1984 through 1993, Florida's per capita income rose an average of 5.4% per year, while the national per capita income increased an average of 5.5%. Per capita personal income in Florida has tracked closely with the national average. Real personal income in Florida is expected to increase 4.5% in 1994-95 and is projected to increase 4.2% in 1995-96. Income and employment growth rates are expected to reflect the slowdown in economic growth caused by rising interest rates.

      Throughout the 1980's, Florida's unemployment rate tracked below that of the nation's. In recent years, however, Florida's jobless rate has moved ahead of the national average. The average rate of unemployment for Florida since 1980 is 6.5%, while the national average is 7.1%. Florida's unemployment rate, forecasted at 6.0% in 1994-95 and 6.1% in 1995-96, is projected to track above the national rate.

      Until recently, Florida has had a dynamic construction industry, with single and multi-family housing starts accounting for 8.5% of total U.S. housing starts in 1993, while Florida's population was only 5.3% of the nation's population. A driving force behind Florida's construction industry is of course its rapid growth in population. While annual growth in the state's population is projected to slow somewhat, it is still expected to hover close to the 250,000 range throughout the 1990's. Hurricane Andrew left some parts of South Florida devastated. Post-hurricane cleanup and rebuilding have changed the outlook for Florida's economy. In Florida, single and multi-family housing starts in 1994-95 are projected to reach a combined level of 118,700, decreasing to 121,500 in 1995-96. Housing starts in Florida have been, and will be, adversely affected by the Federal Reserve's raising of interest rates. These housing starts figures may include, over the two year period, remaining additional starts as a result of destruction by Hurricane Andrew.

      Tourism is one of Florida's most important industries. Approximately 41 million people visited the state in 1993 as reported by the Florida Department of Commerce. Florida tourism still appears to be suffering from the effects of negative publicity regarding crime against tourists in the state. Also, factors such as "product maturity" of a Florida vacation package, higher prices, and more aggressive marketing by competing vacation destinations, could be contributory causes of the tourism slowdown. However, unlike in fiscal year 1993-94 which experienced a 4.0% drop in the number of tourists, zero growth in the number of tourists is expected over the current fiscal year. A 1.7% growth in the number of tourists is expected in 1995-96.

      Florida Revenues and Expenditures. Financial operations in Florida covering all receipts and expenditures are maintained through the use of three funds - the General Revenue Fund, Trust Funds, and the Working Capital Trust Fund. In fiscal year 1993-94, Florida derived an estimated 66% of its total direct revenues to these funds from state taxes. Federal funds and other special revenues account for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax and beverage tax, which amounted to 66%, 8% and 4%, respectively, of total General Revenue Fund receipts. State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. In fiscal year 1993-94, appropriations from the General Revenue Fund for education, health and welfare and public safety amounted to approximately 49%, 32% and 12%, respectively, of total General Revenues.

      The greatest single source of tax receipts in Florida is the sales and use tax. For the fiscal year which ended June 30, 1994, receipts from this source were $10,012.50 million, an increase of 6.9% from fiscal year 1992-93. The second largest source of state tax receipts is the tax on motor fuels. Preliminary data shows collections from this source in fiscal year ended June 30, 1994, were $1,733.4 million. For the fiscal year which ended June 30, 1994, receipts from Florida's corporate income tax were $1,047.4 million, an increase of 23.7% from the previous fiscal year. Documentary stamp tax collections in Florida totaled $775.0 million during fiscal year ended June 30, 1994, posting a 21.3% increase from the previous fiscal year. Florida's alcoholic beverage wholesale tax is one of the major tax sources, with revenues totaling $439.8 million in fiscal year ended June 30, 1994, down 0.50% from the previous fiscal year. Effective July 1, 1992 the gross receipts utilities tax rate was increased from 2.25% to 2.5% of the gross receipts of electric, natural gas, and telecommunications services. In fiscal year ended June 30, 1994, gross receipts utilities tax collections totaled $459.4 million, an increase of 2.6% over the previous fiscal year. The intangible personal property tax is a tax on stocks, bonds, notes, governmental leaseholds, certain limited partnership interests, mortgages and other obligations secured by liens on Florida realty, and other intangible personal property. Total collections from intangible personal property taxes were $836.0 million during fiscal year ended June 30, 1994, up 6.7% from the previous fiscal year.

      In November 1986, the voters of the State of Florida approved a constitutional amendment which allows state operated lotteries. Of the revenues generated by the Lottery, 50% is to be returned to the public as prizes, at least 38% is to be deposited in the Educational Enhancement Trust Fund (for public education) and no more than 12% can be spent on the administrative cost of operating the Lottery. Fiscal year ended June 30, 1994 produced ticket sales of $2.15 billion of which education received approximately $816.2 million.

      An amendment to the Florida Constitution was approved by statewide ballot in the November 3, 1992 general election, limiting changes in the assessed value of homestead properties for ad valorem tax purposes to the lesser of (a) 3% of the assessed value for the preceding calendar year or (b) the percentage change in the Consumer Price Index for the preceding calendar year and providing for reassessment of market values upon changes in ownership. Although the impact of such constitutional amendment cannot be determined, it may have the effect of causing local government units in Florida to rely more on non-ad valorem revenues to meet operating and other requirements normally funded with ad valorem tax revenues.

      Limitation on State Revenues Amendment. An amendment to the Florida Constitution was approved by statewide ballot in the November 8, 1994 general election which is commonly referred to as the "Limitation on State Revenues Amendment." This amendment provides that state revenues collected for any fiscal year shall be limited to state revenues allowed under the amendment for the prior fiscal year plus an adjustment for growth. Growth is defined as an amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the state revenues allowed under the amendment for the prior fiscal year. State revenue collected for any fiscal year in excess of this limitation are required to be transferred to the budget stabilization fund until the fund reaches the maximum balance specified in Section 19(g) of
Article III of the Florida Constitution, and thereafter is required to be refunded to taxpayers as provided by general law. The limitation on state revenues imposed by the amendment may be increased by the Legislature, by a two-thirds vote of each house.

      The term "state revenues," as used in the amendment, means taxes, fees, licences, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside state government. However, the term "state revenues" does not include (i) revenues that are necessary to meet the requirements set forth in documents authorizing the issuance of bonds by the state; (ii) revenues that are used to provide matching funds for the federal Medicaid program with the exception of the revenues used to support the Public Medical Assistance Trust Fund or its successor program and with the exception of state matching funds used to fund elective expansions made after July 1, 1994; (iii) proceeds from the state lottery returned as prizes; (iv) receipts of the Florida Hurricane Catastrophe Fund; (v) balances carried forward from prior fiscal years; (vi) taxes, licenses, fees and charges for services imposed by local, regional, or school district governing bodies; or (vii) revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the Florida Constitution after July 1, 1994. The amendment took effect on January 1, 1995 and will be first applicable to state fiscal year 1995-96.

      It should be noted that many of the provisions of the amendment are ambiguous, and likely will not be clarified until Florida courts have ruled on their meanings. Further, it is unclear how the Legislature will implement the language of the amendment and whether such implementing legislation itself will be the subject of further court interpretation.

      The Fund cannot predict the impact of the amendment on state finances. To the extent local governments traditionally receive revenues from the state which are subject to, and limited by, the amendment, the future distribution of such state revenues may be adversely affected by the amendment.

      State Vehicle Impact Fee Held Unconstitutional. The Florida Supreme court recently determined in Kuhnlein v. Florida Department of Revenue, 19 Fla.I., Weekly 467, 1994 WL 525900 (1994) that the $295 vehicle impact fee imposed by the state on certificates of title issued for vehicles previously titled outside Florida violated the U.S. Constitution. In making this determination, the Court approved the trial court's order that the state refund the taxes collected. According to the Department of Highway Safety and Motor Vehicles, the state has not decided from what source the refunds will be made. The state's refund exposure may be in excess of $188 million. The Fund cannot predict the impact of this ruling on state finances.

      Hurricane Andrew. On August 23, 1992, Hurricane Andrew swept across southern Florida causing extensive property damage. It is not possible to determine what effect, if any, such damage had or will have on Florida's growth rate, unemployment, tourism, general revenues or other vital statistics.

               STATE STREET RESEARCH PENNSYLVANIA TAX-FREE FUND

Special Considerations Relating to Pennsylvania Municipal Obligations

      The following highlights only some of the more significant financial trends and problems affecting Pennsylvania, and is based on information drawn from official statements relating to securities offerings of the Commonwealth of Pennsylvania, its agencies and instrumentalities, as available on the date of this Statement of Additional Information. The State Street Research Pennsylvania Tax-Free Fund (the "Pennsylvania Tax-Free Fund" or the "Fund") has not independently verified any of the information contained in such official statements and other publicly available documents, but is not aware of any fact which would render such information inaccurate.

      Overview. Because the Fund concentrates its investments in Pennsylvania, there are risks associated with the Fund that would not exist if the Fund's investments were more widely diversified. These risks include the possible enactment of new legislation in Pennsylvania that could affect obligations of the state or its political subdivisions, municipalities or agencies, economic factors that could affect such obligations, and varying levels of supply and demand for obligations of the Commonwealth and its political subdivisions, municipalities, and agencies. In addition, a portion of Pennsylvania obligations might be issued in the form of municipal leases which are subject to risks distinct from other municipal obligations.

      All of the foregoing factors could affect the outstanding obligations of the Commonwealth and its municipalities and political subdivisions, including obligations held by the Fund.

      There can be no assurance that the same factors that adversely affect the economy of the Commonwealth generally will not also adversely affect the market value or marketability of obligations issued by local units of government or local authorities in the Commonwealth, or the ability of the obligors to pay the principal of or interest on such obligations. In August 1993, Pennsylvania General Obligation Bonds were rated A1 and AA- by Moody's and S&P, respectively.

      General. Pennsylvania has historically been dependent on heavy industry although recent declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with one-fourth of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

      In 1994, the population of Pennsylvania was 12.1 million people. According to the U.S. Bureau of Census, Pennsylvania experienced a slight increase from the 1984 estimate of 11.8 million. Pennsylvania has a high proportion of persons 65 or older. The Commonwealth is highly urbanized, with almost 85% of the 1990 census population residing in metropolitan statistical areas. The Cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan statistical areas, together comprise approximately 50% of the Commonwealth's total population.

      Pennsylvania's average annual unemployment rate remained below the national average between 1986 and 1990. Slower economic growth caused the rate to rise to 6.9% in 1991 and 7.5% in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.1% in 1993. Seasonally adjusted data for October 1994 shows an unemployment rate of 6.0% compared to an unemployment rate of 5.8% for the United States as a whole.

      Pennsylvania Taxes. Distributions paid by the Fund will not be subject to the Pennsylvania personal income tax or to the Philadelphia School District investment net income tax to the extent that the distributions are attributable to interest received by the Fund from its investments in Pennsylvania Municipal Obligations. Distributions by the Fund to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania personal income tax and (for residents of Philadelphia) to the Philadelphia School District investment net income tax.

      Distributions paid by the Fund which are excludable as exempt income for federal tax purposes are not subject to the Pennsylvania corporate net income tax. An additional deduction from Pennsylvania taxable income is permitted for the amount of distributions paid by the Pennsylvania Tax-Free Fund attributable to interest received by the Fund from its investments in Pennsylvania Municipal Obligations, to the extent included in federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the federal income tax return that would not have been allowed under the Internal Revenue Code if the interest were exempt from federal income tax. Distributions by the Pennsylvania Tax-Free Fund attributable to most other sources may be subject to the Pennsylvania corporate net income tax. It is the current position of the Pennsylvania Department of Revenue that shares of the Fund are considered exempt assets (with a pro rata exclusion based on the value of the Pennsylvania Tax-Free Fund attributable to its investments in Pennsylvania Municipal obligations) for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

      Shares of the Fund are exempt from personal property taxes imposed by the Pittsburgh School District and in some counties in Pennsylvania to the extent that the Fund invests in Pennsylvania Municipal Obligations.

      Financial Accounting. Pennsylvania utilizes the fund method of accounting and over 150 funds have been established for purposes of recording receipts and disbursements, of which the General Fund is the largest. Most of the operating and administrative expenses are payable from the General Fund. The Motor License Fund is a special revenue fund that receives tax and fee revenues relating to motor fuels and vehicles (except the one-half cent per gallon of liquid fuels tax which is deposited in the Liquid Fuels Tax Fund for distribution to local municipalities) and all such revenues are required to be used only for highway purposes. Other special revenue funds have been established to receive specified revenues appropriated to specific departments, boards and/or commissions. Such funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, State Racing, and State Lottery Funds. The General Fund, all special revenue funds, the Debt Service Funds and the Capital Project Funds combine to form the Governmental Fund Types.

      Enterprise funds are maintained for departments or programs operated like private enterprises. The largest of the Enterprise funds is the State Stores Fund, which is used for the receipts and disbursements of the Commonwealth's liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise.

      Financial information for the funds is maintained on a budgetary basis of accounting ("Budgetary"). Since 1984, the Commonwealth has also prepared financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements have been audited jointly by the Auditor General of the Commonwealth and an independent public accounting firm. The Budgetary information is adjusted at fiscal year end to reflect appropriate accruals for financial reporting in conformity with GAAP. The Commonwealth maintains a June 30th fiscal year end.

      The Constitution of Pennsylvania provides that operating budget appropriations may not exceed the actual and estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth.

      Revenues and Expenditures. Pennsylvania's Governmental Fund Types receive over 57% of their revenues from taxes levied by the Commonwealth. Interest earnings, licenses and fees, lottery ticket sales, liquor store profits, miscellaneous revenues, augmentations and federal government grants supply the balance of the receipts of these funds. Revenues not required to be deposited in another fund are deposited in the General Fund. The major tax sources for the General Fund are the 6% sales and use tax (33.7% of General Fund revenues in fiscal 1994), the 2.8% personal income tax (32.0% of General Fund revenues in fiscal 1994) and the 10.99% corporate net income tax (10.2% of General Fund revenues in fiscal 1994). Tax and fee proceeds relating to motor fuels and vehicles are constitutionally dedicated to highway purposes and are deposited into the Motor License Fund. The major sources of revenue for the Motor License Fund include the liquid fuels tax, the oil company franchise tax, aviation taxes and revenues from fees levied on heavy trucks. These revenues are restricted to the repair and construction of highway bridges and aviation programs. Revenues from lottery ticket sales are deposited in the State Lottery Fund and are reserved by statute for programs to benefit senior citizens.

      Pennsylvania's major expenditures include funding for education ($6.2 billion of fiscal 1993 expenditures, $6.4 billion of the fiscal 1994 budget and $6.7 billion of the fiscal 1995 budget) and public health and human services ($11.1 billion of fiscal 1993 expenditures, $11.7 billion of the fiscal 1994 budget and $12.6 billion of the fiscal 1995 budget).

      Governmental Fund Types: Financial Condition/Results of Operations (GAAP Basis). Reduced revenue growth and increased expenses contributed to negative unreserved-undesignated fund balances of the Governmental Fund Types at the end of the 1990 and 1991 fiscal years, largely due to operating deficits in the General Fund and State Lottery Fund during those years. Actions taken during fiscal 1992 to bring the General Fund back into balance, including tax increases and expenditure restraints, resulted in a $1.1 billion reduction to the unreserved-undesignated fund deficit for combined Governmental Fund Types and a return to a positive fund balance. Financial performance continued to improve during fiscal 1993, resulting in a positive unreserved-undesignated balance for combined Governmental Fund types at June 30, 1993, as a result of $420.4 million in the balance. At the end of fiscal 1993, the total fund balance and other credits for the total Governmental Fund Types was $1,959.9 million, a $732.1 million increase from the balance at June 30, 1992. During fiscal 1993, total assets increased by $1,296.7 million to $7,096.4 million, while liabilities increased $564.6 million to $5,136.5 million.

General Fund:  Financial Condition/Results of Operations

      Five Year Overview (GAAP Basis). The five year period from fiscal 1989 through fiscal 1993 was marked by public health and welfare costs growing at a rate double the growth rate for all the state expenditures. Rising caseloads, increased utilization of services and rising prices joined to produce the rapid rise of public health and welfare costs at a time when a national recession caused tax revenues to stagnate and even decline. During the period from fiscal 1989 through fiscal 1993, public health and welfare costs rose by an average annual rate of 10.9% while tax revenues were growing at an average annual rate of 5.5%. Consequently, spending on other budget programs was restrained to a growth rate below 5.0% and sources of revenues other than taxes became larger components of fund revenues. Among those sources are transfers from other funds and hospital and nursing home pooling of contributions to use as federal matching funds.

      Tax revenues declined in fiscal 1991 as a result of the recession in the economy. A $2.7 billion tax increase enacted for fiscal 1992 brought financial stability to the General Fund. That tax increase included several taxes with retroactive effective dates which generated some one-time revenues during fiscal 1992. The absence of those revenues in fiscal 1993 contributed to the decline in tax revenues for fiscal 1993.

      During fiscal 1992 enactment of over $2.7 billion in General Fund tax increases and implementation of expenditure control initiatives helped the General Fund balance return to a surplus at June 30, 1992, of $87.5 million. The actions taken to increase revenues and restrain expenditure growth were necessary to offset the effects on General Fund finances of a period of slow economic growth including a national economic recession. The recession caused tax revenues during fiscal 1991 to be below the amount received during fiscal 1990 while spending, particularly for public health and welfare programs to support needy individuals, increased.

      Fiscal 1993 Financial Results (GAAP Basis). The fund balance of the General Fund increased by $611.4 million during the fiscal year, led by an increase in the unreserved balance of the $576.8 million over the prior fiscal year balance. At June 30, 1993, the fund balance totaled $698.9 million and the unreserved-undesignated balance totaled $64.4 million. A continuing recovery of the Commonwealth's financial condition from the effects of the national economic recession of 1990 and 1991 is demonstrated by this increase in the balance and a return to a positive unreserved-undesignated balance. The previous positive unreserve-undesignated balance was recorded in fiscal 1987. For the second consecutive fiscal year the increase in the unreserved-undesignated balance exceeded the increase recorded in the budgetary basis unappropriated surplus during the fiscal year.

      Fiscal 1994 Financial Results (Budgetary Basis). Commonwealth revenues during the 1994 fiscal year totaled $15,210.7 million, $38.6 million above the fiscal year estimate, and 3.9% over Commonwealth revenues during the previous fiscal year. The sales tax was an important contributor to the higher than estimated revenues. The strength of collections from the sales tax offset the lower than budgeted performance of the personal income tax which ended the fiscal year $74.4 million below estimate. The shortfall in the personal income tax was largely due to shortfalls in income not subject to withholding such as interest, dividends and other income. Tax refunds in fiscal 1994 were reduced substantially below the amount provided in fiscal 1993. Expenditures, excluding pooled financing expenditures, increased by 7.2% over fiscal 1993 expenditures. Medical assistance and corrections spending contributed to the rate of spending growth for the fiscal year. The Commonwealth maintained an operating balance on a budgetary basis for fiscal 1994 producing a fiscal year ending unappropriated surplus of $335.8 million. By state statute, 10% ($33.6 million) of that surplus transferred to the Tax Stabilization Reserve Fund and the remaining balance was carried over into the 1995 fiscal year. The balance in the Tax Stabilization Reserve Fund as of October 31, 1994, was $63.9 million.

      Fiscal 1994 Budget: The fiscal 1994-95 budget was approved by the Governor in June 1994 and provided for $15,652.9 million of appropriations from Commonwealth funds, an increase of 3.9% over appropriations, including supplemental appropriations, for fiscal 1994. Medical assistance expenditures represent the largest single increase in the budget ($221 million) representing a 9% increase over the prior fiscal year. Education subsidies to local school districts were increased by $132.2 million to continue the increased funding for the poorest school districts in the state.

      The budget also includes tax reductions totaling an estimated $166.4 million. A reduction to the corporate net income tax rate from 12.5% to 9.99% to be phased in over a period of four years was enacted. Several other tax changes to the sales tax, the inheritance tax and the capital stock and franchise tax were also enacted.

      The fiscal 1995 budget projects a $4 million fiscal year-end unappropriated surplus based on estimates for fiscal 1994 and the adopted budget. As of March 1995, the General Fund had a surplus of $262.7 million, or 2.9% above the official estimate. The fiscal 1995-96 budget is currently the subject of discussion and negotiations between the Governor and the General Assembly.

      Commonwealth Debt. Current constitutional provisions permit Pennsylvania to issue the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

      General obligation debt totaled $5,075.8 million at June 30, 1994. Over the 10-year period ended June 30, 1994, total outstanding general obligation debt increased at an annual rate of 1.3% and for the five years ended June 30, 1994, at an annual rate of 1.5%. All outstanding general obligation bonds of the Commonwealth are rated AA- by S&P, A1 by Moody's, and AA- by Fitch Investors Service. The ratings reflect only the views of the rating agencies.

      Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes which must mature within the fiscal year of issuance. The principal amount issued, when added to that already outstanding, may not exceed in aggregate 20% of the revenues estimated to accrue to the appropriate fund in the fiscal year. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. Pennsylvania issued a total of $600.0 million of tax anticipation notes for the account of the General Fund in fiscal 1995, all of will mature on June 30, 1995, and will be paid from fiscal 1995 General Fund receipts.

      Pending the issuance of bonds, Pennsylvania may issue bond anticipation notes subject to the applicable statutory and constitutional limitations generally imposed on bonds. The term of such borrowings may not exceed three years. Currently, there are no bond anticipation notes outstanding.

      State-related Obligations. Certain state-created agencies have statutory authorization to incur debt for which no legislation providing for state appropriations to pay debt service thereon is required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of Pennsylvania although some of the agencies are indirectly dependent on Commonwealth appropriations. The following agencies had debt currently outstanding as of June 30, 1994: Delaware River Joint Toll Bridge Commission ($57.4 million), Delaware River Port Authority ($233.8 million), Pennsylvania Economic Development Financing Authority ($380.8 million), Pennsylvania Energy Development Authority ($163.7 million), Pennsylvania Higher Education Assistance Agency ($1,158.8 million), Pennsylvania Higher Educational Facilities Authority ($1,933.7 million), Pennsylvania Industrial Development Authority ($357.3 million), Pennsylvania Infrastructure Investment Authority ($107.5 million), Pennsylvania Turnpike Commission ($1,268.3 million), Philadelphia Regional Port Authority ($53.1 million) and the State Public School Building Authority ($280.9 million). In addition, the Governor is statutorily required to place in the budget of the Commonwealth an amount sufficient to make up any deficiency in the capital reserve fund created for, or to avoid default on, bonds issued by the Pennsylvania Housing Finance Agency ($1,972.0 million of revenue bonds and $13.0 million notes outstanding as of June 30, 1994), and an amount of funds sufficient to alleviate any deficiency that may arise in the debt service reserve fund for bonds issued by The Hospitals and Higher Education Facilities Authority of Philadelphia ($1.64 million of the loan principal was outstanding as of June 30, 1994.)

      Litigation. Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suits relating to the following matters: (a) approximately 3,500 tort suits are pending against the Commonwealth pursuant to the General Assembly's 1978 approval of a limited waiver of sovereign immunity which permits recovery of damages for any loss up to $250,000 per person and $1,000,000 per accident ($27 million was appropriated from the Motor License Fund for fiscal 1995); (b) the ACLU filed suit in April 1990 in federal court demanding additional funding for child welfare services (no available estimates of potential liability), which the Commonwealth is seeking to have dismissed based on, among other things, the settlement in a similar Commonwealth court action that provided for more funding in fiscal 1991 as well as the commitment to pay to counties $30.0 million over 5 years. In January 1992, the district court denied the ACLU's motion for class certification, and the parties have stipulated to a judgment against the plaintiffs in order for plaintiffs to appeal the denial of class certification to the Third Circuit; (c) in 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system was in conflict with the Pennsylvania Constitution but stayed judgment pending enactment by the legislature of funding consistent with the opinion. The legislature has yet to consider legislation implementing the judgment; (d) several banks have filed suit against the Commonwealth contesting the constitutionality of a 1989 law imposing a bank shares tax on banking institutions. In July 1994, the Commonwealth Court en banc ruled the tax is constitutional and the matter now is pending at the Pennsylvania Supreme Court on appeal;

(e) in November 1990, the ACLU brought a class action suit on behalf of the inmates in thirteen correctional institutions challenging confinement conditions and including a variety of other allegations. Although no damages are sought, if injunctive relief is granted, the cost to the Commonwealth in capital and personnel expenses may be substantial. The parties have reached a tentative settlement; (f) in 1991, a consortium of public interest law firms filed suit alleging that the Commonwealth had failed to comply with the 1989 federal mandate with respect to certain services for Medicaid-eligible children under the age of 21. The parties have reached a tentative settlement; (g) actions have been filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts. The federal case has been stayed pending resolution of the state case and the state case is in the pre-trial discovery stage. The trial has not yet been scheduled, and there is no available estimate of potential liability; and
(h) the Pennsylvania Medical Society has challenged the state's reimbursement rates for outpatient services provided to needy citizens under the Medical Assistance Program. The favorable District Court decision received by the Commonwealth was reversed by the U.S. Third Circuit Court and an appeal is under consideration. Estimated potential costs to the Commonwealth approximate $50 million per year.

      Philadelphia. The City of Philadelphia is the largest city in the Commonwealth, with an estimated population of 1,585,577 people according to the 1990 Census. Philadelphia functions both as a city of the first class and a county for the purpose of administering various governmental programs.

      Legislation providing of the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt to liquidate budget deficits and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. An intergovernmental cooperation agreement between Philadelphia and PICA was approved by City Council on January 3, 1992. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on April 6, 1992. The most recent amended five year plan was approved in May 1994.

      As of November 1, 1994, PICA had issued $1,296,660,000 of its Special Tax Revenue Bonds. This financial assistance has included the refunding of certain general obligation bonds to fund capital projects and to liquidate the Cumulative General Fund balance deficit as of June 30, 1992, of $224.9 million. The audited General Fund balance as of June 30, 1993, showed a surplus of approximately $3 million. The unaudited preliminary General Fund balance as of June 30, 1994, estimates a surplus of approximately $15.4 million.


                                       A-13
50843.c6

                                   APPENDIX B
                     TO STATEMENT OF ADDITIONAL INFORMATION

                     Description of Municipal Debt Ratings


Standard & Poor's Corporation

      AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A: Debt rated A has a strong capacity to pay interest and repay principal, although it is more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      Debt rated BB, B, CCC, CC and C is regarded as having speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

      BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

      B: Debt rate B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

      CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

      CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

      C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCCdebt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI: The rating CI is reserved for income bonds on which no interest is being paid.

      D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      Plus (+) or Minus (-): the ratings from AA to CCC May be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps or options; and interest only (IO) and principal only (PO) mortgage securities.

      SP-1: Notes rated SP-1 are of the highest quality with very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

      SP-2: Notes rated SP-2 are of high quality with satisfactory capacity to pay principal and interest.

Moody's Investors Service, Inc.

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance or other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     MIG-1: Notes bearing this designation are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2: Notes bearing this designation are of high quality, with margins or protection ample although not so large as in the preceding group.

     1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.




50845.c5

STATE STREET RESEARCH TAX-EXEMPT FUND

Investment Portfolio
June 30, 1995 (Unaudited)

                                                               Principal     Maturity        Value
                                                                Amount         Date         (Note 1)
 ----------------------------------------------------------    ---------    ----------   -------------
Municipal Bonds 95.4%
California 12.2%
California Pollution Control Financing Authority,
 Pollution Control Revenue Bonds, (Southern California
 Edison Company) 1988 Series A, Subject to AMT, 6.90%         $3,410,000     9/01/2006    $ 3,603,995
Southern California Public Power Authority, San Juan
 Project, Series A, 5.375%                                     4,790,000     1/01/2011      4,518,359
Rancho California Water District Financing Authority,
 Revenue Refunding Bonds, AMBAC Insured, Series 1994,
 5.00%                                                         4,000,000     8/15/2014      3,531,920
San Francisco Bay Area Rapid Transit District, Sales Tax
 Revenue Bonds FGIC Insured, Series 1995, 5.50%                1,500,000     7/01/2015      1,406,700
East Bay Municipal Utility District Water System, Revenue
 Refunding Bonds, Series 1993, 5.00%                           2,000,000     6/01/2021      1,717,580
Los Angeles County Metropolitan Transit Authority, Sales
 Tax Revenue Refunding Bonds, Series A, 5.00%                  6,100,000     7/01/2021      5,237,765
San Francisco City & County Sewer and Water Revenue
 Refunding Bonds, FGIC Insured, 5.375%                         2,395,000    10/01/2022      2,168,433
University of California, Board of Regents, Refunding
 Revenue Bonds, (Multiple Purpose Projects), Series C,
 AMBAC Insured, 5.00%                                          5,000,000     9/01/2023      4,269,950
San Joaquin Hills Transportation Corridor Agency, (Orange
 County, California), Senior Lien Toll Road Revenue Bonds,
 7.00%                                                         3,000,000     1/01/2030      3,045,570
Foothill/Eastern Transportation Corridor Agency,
 Convertible Toll Road Revenue Bonds, 5.00%                    5,000,000     1/01/2035      3,818,750
                                                                                         -------------
                                                                                           33,319,022
                                                                                         -------------
Connecticut 5.5%
State of Connecticut, Clean Water Fund Revenue Bonds, 1991
 Series, 7.00%                                                 1,000,000     1/01/2011      1,095,010
State of Connecticut, Special Tax Obligation Bonds,
 Transportation Infrastructure Purposes, 1991 Series A,
 6.50%                                                         1,500,000    10/01/2012      1,608,180
Connecticut Development Authority, Pollution Control
 Refunding Bonds, (Pfizer Inc. Project--1982 Series),
 6.55%                                                         2,500,000     2/15/2013      2,667,175
State of Connecticut Health and Educational Facilities
 Authority, Revenue Bonds, Quinnipiac College Issue,
 Series D, 6.00%                                               5,000,000     7/01/2013      4,598,050
Connecticut Housing Finance Authority, Housing Mortgage
 Finance Program Bonds, 1993 Series A, 6.20%                   5,000,000     5/15/2014      4,999,500
                                                                                         -------------
                                                                                           14,967,915

The accompanying notes are an integral part of the financial statements.


                                      2

                                                               Principal     Maturity        Value
                                                                Amount         Date         (Note 1)
----------------------------------------------------------    ---------    ----------   -------------
Florida 9.1%
Dade County, Florida, Water & Sewer System, Revenue
 Refunding Bonds, FGIC Insured, 5.00%                         $5,000,000    10/01/2013    $ 4,511,300
Hillsborough County, Florida, Refunding Utility Revenue
 Bonds, Series 1991A, Pre-Refunded to 8/1/2001 @ 102,
 7.00%                                                           485,000     8/01/2014        550,606
Orlando Utilities Commission, Water and Electric
 Subordinated Revenue Bonds, Series C, 6.75%                   8,950,000    10/01/2017      9,991,691
Martin County, Florida, Pollution Control Revenue
 Refunding Bonds, (Florida Power & Light Company Project),
 Series 1990, MBIA Insured, 7.30%                              1,250,000     7/01/2020      1,370,612
Vero Beach, Florida, Electric Power & Light, Revenue
 Refunding Bonds, Series A, 5.375%                             5,000,000    12/01/2021      4,663,250
Florida State Board of Education, Public Education
 Refunding Bonds, Series D, 5.125%                             2,750,000     6/01/2022      2,443,897
Orlando Utilities Commission, Water and Electric
 Subordinated Revenue Bonds, Series 1989C, Pre-Refunded to
 10/1/99 @ 102, 7.00%                                          1,000,000    10/01/2023      1,113,970
                                                                                         -------------
                                                                                           24,645,326
                                                                                         -------------
Georgia 9.0%
State of Georgia, General Obligation Bonds, Series 1992B,
 6.25%                                                         4,300,000     3/01/2011      4,611,707
Georgia Housing and Finance Authority, Home Ownership
 Opportunity Program Bonds, Series 1992C, 6.50%                1,690,000    12/01/2011      1,726,791
State of Georgia, General Obligation Bonds, Series 94E,
 6.75%                                                         1,000,000    12/01/2012      1,126,740
Cherokee County, Georgia, School System, General
 Obligation Bonds, AMBAC Insured, 5.325%                       4,000,000     2/01/2014      3,812,440
Metro Atlanta Rapid Transit Authority, 2nd Indenture,
 Series A, AMBAC Insured, 5.125%                               2,000,000     7/01/2018      1,785,540
Metro Atlanta Rapid Transit Authority, 2nd Indenture,
 Series A, AMBAC Insured, 5.125%                               3,000,000     7/01/2019      2,671,890
City of Atlanta, Georgia, General Obligation Bonds, Series
 1994A, 6.10%                                                  1,650,000    12/01/2019      1,667,441
DeKalb County, Georgia, General Obligation Refunding
 Bonds, 5.25%                                                  5,000,000     1/01/2020      4,557,650
Fulton County, Georgia, School District, General
 Obligation School Bonds, Series 1993, 5.625%                  1,350,000     1/01/2021      1,299,632
DeKalb County, Georgia, Water & Sewer Revenue Refunding
 Bonds, Series 1993, 5.25%                                     1,305,000    10/01/2023      1,188,933
                                                                                         -------------
                                                                                           24,448,764
                                                                                         -------------
Hawaii 0.8%
State of Hawaii, General Obligation Bonds of 1991, Series
 BT, 6.125%                                                    2,000,000     2/01/2010      2,153,580
                                                                                         -------------


The accompanying notes are an integral part of the financial statements.


                                      3

                                                               Principal     Maturity        Value
                                                                Amount         Date         (Note 1)
----------------------------------------------------------    ---------    ----------   -------------
Illinois 1.3%
City of Chigago, Illinois, Gas Supply Revenue Bonds, 1985
 Series B (The Peoples Gas Light and Coke Company
 Project), 7.50%                                              $3,300,000     3/01/2015    $ 3,632,937
                                                                                         -------------
Iowa 0.4%
Iowa Finance Authority, Single Family Mortgage Refunding
 Bonds, 1992 Series F, AMBAC Insured, 6.50%                      970,000     1/01/2025        976,800
                                                                                         -------------
Kansas 0.4%
State of Kansas, Department of Transportation, Highway
 Revenue Bonds, Series 1992, Pre-Refunded to 3/1/2002
 @ 102, 6.50%                                                  1,000,000     3/01/2008      1,107,320
                                                                                         -------------
Kentucky 1.5%
Owensboro, Kentucky, Electric Light & Power Revenue Bonds,
 Series B, AMBAC Insured, 0.00%                                5,300,000     1/01/2018      1,369,361
Owensboro, Kentucky, Electric Light & Power Revenue Bonds,
 Series B, AMBAC Insured, 0.00%                                4,400,000     1/01/2019      1,070,432
Kentucky Housing Corporation, Housing Revenue Bonds, 1991
 Series D-1, (Federally Insured or Guaranteed Mortgage
 Loans) Subject to AMT, 6.80%                                  1,500,000     1/01/2024      1,530,405
                                                                                         -------------
                                                                                            3,970,198
                                                                                         -------------
Louisiana 2.4%
Lake Charles Harbor and Terminal District (Louisiana),
 Port Facilities Revenue Refunding Bonds, Series 1992,
 (Trunkline LNG Company Project), 7.75%                        6,000,000     8/15/2022      6,611,220
                                                                                         -------------
Maryland 1.9%
Howard County, Maryland, Multifamily Housing Revenue
 Refunding Bonds, Series 1994, (Chase Glen Project),
 Mandatory Put 7/1/2004 @ 100, 7.00%                           5,000,000     7/01/2024      5,261,800
                                                                                         -------------
Massachusetts 8.7%
Massachusetts Industrial Finance Agency, First Mortgage
 Refunding Bonds, (Brookhaven Retirement Community,
 Lexington--1994 Issue), Series A, 6.75%                       4,500,000     1/01/2001      4,586,355
Massachusetts Industrial Finance Agency, First Mortgage
 Revenue Bonds, (Berkshire Retirement Community,
 Lenox--1994 Issue), Series A, 6.375%                          1,500,000     7/01/2005      1,461,705
Massachusetts Housing Finance Agency, Residential
 Development Bonds, FNMA Collateralized, 1992 Series C,
 6.875%                                                        2,000,000    11/15/2011      2,097,680
Massachusetts State Water Resource Authority, General
 Revenue Bonds, 1993 Series C, 6.00%                           4,480,000    12/01/2011      4,526,368


The accompanying notes are an integral part of the financial statements.


                                      4

                                                               Principal     Maturity        Value
                                                                Amount         Date         (Note 1)
----------------------------------------------------------    ---------    ----------   -------------
Massachusetts Health and Educational Facilities Authority,
 Refunding Bonds, Massachusetts General Hospital Issue,
 Series F, AMBAC Insured, 6.25%                               $3,000,000    7/01/2012     $ 3,118,170
Massachusetts Bay Transportation Authority, General
 Transportation System Bonds, 1994 Series A Refunding
 Bonds, 7.00%                                                  3,385,000    3/01/2014       3,798,275
Massachusetts State General Obligation Bonds, Series A,
 5.75%                                                         3,000,000    2/01/2015       2,937,780
Massachusetts Health and Educational Facilities Authority,
 Revenue Bonds, Harvard University Issue,
 Series N Refunding, 6.25%                                     1,000,000    4/01/2020       1,053,180
                                                                                         -------------
                                                                                           23,579,513
                                                                                         -------------
Michigan 3.0%
State of Michigan, State Trunk Line Fund Bonds, Series
 1989A, Pre-Refunded to 8/15/99 @ 102, 7.00%                   3,525,000    8/15/2017       3,910,670
Michigan Public Power Agency, Revenue Refunding Bonds,
 (Belle River Project), Series B, 5.00%                        5,000,000    1/01/2019       4,301,450
                                                                                         -------------
                                                                                            8,212,120
                                                                                         -------------
Minnesota 0.5%
Minnesota Housing Finance Agency, Single Family Mortgage
 Bonds, 1991 Series A, Subject to AMT, 7.45%                   1,410,000    7/01/2022       1,504,949
                                                                                         -------------
Nebraska 0.4%
Omaha Public Power District (Nebraska), Electric System
 Revenue Bonds, 1992, Series B, 6.20%                          1,000,000    2/01/2017       1,045,030
                                                                                         -------------
Nevada 0.8%
Clark County School District, Nevada, General Obligation
 (Limited Tax) School Improvement Bonds, MBIA Insured,
 Pre-Refunded to 6/1/2001 @ 101, 7.00%                         2,000,000    6/01/2009       2,244,300
                                                                                         -------------
New Hampshire 2.6%
New Hampshire Higher Educational and Health Facilities
 Authority, First Mortgage Revenue Bonds, RiverMead at
 Peterborough Issue, Series 1994, 7.375%                       7,000,000    7/01/2000       7,044,030
                                                                                         -------------
New Jersey 0.4%
New Jersey Educational Facilities Authority, Seton Hall
 University Project Revenue Bonds, 1991 Series D, 7.00%        1,000,000    7/01/2021       1,056,860
                                                                                         -------------
New York 5.8%
The City of New York, General Obligation Bonds, Fiscal
 1992 Series H, 7.00%                                          1,000,000    2/01/2005       1,060,950
State of New York, Serial Bonds, 5.50%                         4,000,000    3/01/2011       3,849,440
The City of New York, General Obligation Refunding Bonds,
 Fiscal 1991 Series B, 7.75%                                   3,000,000    2/01/2012       3,260,790
State of New York, Serial Bonds, 5.625%                        2,000,000    6/15/2012       1,937,340

The accompanying notes are an integral part of the financial statements.


                                      5

                                                               Principal     Maturity        Value
                                                                Amount         Date         (Note 1)
----------------------------------------------------------    ---------    ----------   -------------
Niagara Falls, New York, Bridge & Toll Commission, FGIC
 Insured, 5.25%                                               $3,400,000    10/01/2015    $ 3,151,936
Grand Central District Management Association, Capital
 Improvement Refunding Bonds, Series 1994, 5.25%               2,750,000     1/01/2022      2,425,170
                                                                                         -------------
                                                                                           15,685,626
                                                                                         -------------
North Carolina 6.3%
North Carolina Municipal Power Agency Number 1, Catawba
 Electric Revenue Bonds, Series 1992, 7.25%                    5,000,000     1/01/2007      5,760,800
County of Durham, North Carolina, Certificates of
 Participation, (1991 Jail Facilities and Computer
 Equipment Financing Project), 6.625%                          1,850,000     5/01/2014      1,948,216
City of Charlotte, North Carolina, General Obligation
 Refunding Bonds, Series 1993, 5.25%                           1,865,000     2/01/2016      1,742,619
North Carolina Housing Finance Agency, Multifamily Revenue
 Refunding Bonds, (1992 Refunding Bond Resolution),
 Series B, 6.90%                                               7,470,000     7/01/2024      7,753,113
                                                                                         -------------
                                                                                           17,204,748
                                                                                         -------------

Ohio 3.9%
County of Erie, Ohio, Hospital Improvement and Refunding
 Revenue Bonds, Series 1992, (Firelands Community Hospital
 Project), 6.75%                                               1,000,000     1/01/2008      1,052,690
Hamilton County, Ohio, Sewer System Improvement and
 Refunding Revenue Bonds, 1991 Series A, (The Metropolitan
 Sewer District of Greater Cincinnati), Pre-Refunded to
 6/1/2001 @ 102, 6.70%                                         2,000,000    12/01/2013      2,234,400
City of Cleveland, Ohio, Public Power System Improvement
 First Mortgage Revenue Refunding Bonds, Series 1991 B,
 7.00%                                                         7,000,000    11/15/2017      7,276,990
                                                                                         -------------
                                                                                           10,564,080
                                                                                         -------------
Oregon 0.4%
State of Oregon, Housing, Educational and Cultural
 Facilities Authority, Revenue Bonds, (Reed College
 Project), 1991 Series A, 6.75%                                1,000,000     7/01/2021      1,051,550
                                                                                         -------------
Pennsylvania 1.5%
Pennsylvania Economic Development Financing Authority,
 Resource Recovery Revenue Bonds, (Colver Project),
 Series 1994D, 7.05%                                           3,000,000    12/01/2010      3,155,850
Montgomery County Industrial Development Authority,
 Pollution Control Revenue Refunding Bonds, 1991 Series A,
 (Philadelphia Electric Co. Project), Subject to AMT,
 7.60%                                                         1,000,000     4/01/2021      1,063,400
                                                                                         -------------
                                                                                            4,219,250
                                                                                         -------------
The accompanying notes are an integral part of the financial statements.


                                      6

                                                               Principal     Maturity        Value
                                                                Amount         Date         (Note 1)
----------------------------------------------------------    ---------    ----------   -------------
South Carolina 0.9%
City of Charleston, South Carolina, Waterworks and Sewer
 System Revenue Bonds, Series 1988, Pre-Refunded to 1/1/98
 @ 100, 7.20%                                                 $1,000,000     1/01/2019    $ 1,068,890
South Carolina Public Service Authority, (Santee Cooper),
 Electric System Expansion Revenue Bonds, 1988 Refunding
 Series A, 7.875%                                              1,310,000     7/01/2021      1,360,527
                                                                                         -------------
                                                                                            2,429,417
                                                                                         -------------
Tennessee 3.5%
City of Memphis, Tennessee, Electric System Revenue
 Refunding Bonds, Series of 1992, 6.00%                        2,250,000     1/01/2006      2,405,318
City of Memphis, Tennessee, Electric System Revenue Bonds,
 Series of 1991, 6.75%                                           500,000     1/01/2011        550,205
City of Memphis, Tennessee, Water Division Revenue
 Refunding Bonds, Series of 1992-A, 6.00%                      3,000,000     1/01/2012      3,072,720
Chattanooga--Hamilton County Hospital Authority, Hospital
 Revenue and Refunding Bonds (Erlanger Medical Center)
 Series 1993, FSA Insured, 5.50%                               2,500,000    10/01/2013      2,367,575
The Health and Educational Facilities Board of the
 Metropolitan Government of Nashville and Davidson County,
 Tennessee, Vanderbilt University, 1992 Series A, 6.00%        1,000,000    10/01/2022      1,004,810
                                                                                         -------------
                                                                                            9,400,628
                                                                                         -------------
Texas 5.1%
City of Austin, Texas, Combined Utility Systems Revenue
 Refunding Bonds, Series 1993, 5.80%                           2,000,000    11/15/2006      2,053,420
Houston Independent School District, Texas, Limited Tax
 School House Bonds, Series 1991, PSFG Guaranteed,
 Pre-Refunded to 8/15/2001 @ 100, 6.375%                       1,500,000     8/15/2011      1,627,830
Texas Municipal Power Agency, Refunding Revenue Bonds,
 Series 1991A, AMBAC Insured, 6.75%                            1,000,000     9/01/2012      1,080,910
Harris County, Texas, General Obligation, Unlimited Tax,
 Refunding and Toll Road Subordinate Lien Revenue Bonds,
 Series 1991, 6.75%                                            5,750,000     8/01/2014      6,146,750
Harris County, Texas, General Obligation, Unlimited Tax,
 Refunding and Toll Road Subordinate Lien Revenue Bonds,
 6.125%                                                        2,975,000     6/15/2020      3,011,801
                                                                                         -------------
                                                                                           13,920,711
                                                                                         -------------
Vermont 1.9%
City of Burlington, Vermont, Electric System Revenue
 Bonds, 1992 Series A, MBIA Insured, 6.25%                     5,000,000     7/01/2014      5,169,900
                                                                                         -------------
Virginia 3.6%
Commonwealth of Virginia, General Obligation, Unlimited
 Tax Refunding Bonds, Series B, 5.00%                          1,500,000     6/01/2011      1,401,480


The accompanying notes are an integral part of the financial statements.


                                      7

                                                               Principal     Maturity        Value
                                                                Amount         Date         (Note 1)
----------------------------------------------------------    ---------    ----------   -------------
The Rector and Visitors of the University of Virginia,
 General Revenue Pledge Bonds, Series 1993B, 5.375%           $3,250,000     6/01/2014   $  3,117,660
State of Virginia Transportation Board, Northern Virginia
 Transportation District, Series C, 5.25%                      1,715,000     5/15/2019      1,554,819
City of Roanoke, Virginia, General Obligation Public
 Improvement Bonds, Series 1994, 5.25%                         1,750,000     8/01/2019      1,594,232
Prince William County Service Authority, (Virginia), Water
 and Sewer System Revenue Bonds, Series 1991, FGIC
 Insured, 6.50%                                                2,000,000     7/01/2021      2,216,220
                                                                                         -------------
                                                                                            9,884,411
                                                                                         -------------
Wisconsin 1.6%
Wisconsin Housing and Economic Development Authority, Home
 Ownership Revenue Bonds, 1992 Series 2, Subject to AMT,
 6.875%                                                        4,250,000     9/01/2024      4,371,677
                                                                                         -------------
Total Municipal Bonds (Cost $254,539,105)                                                 259,683,682
                                                                                         -------------
Short-Term Obligations 1.8%
Massachusetts General Obligation Bonds, Series B, 4.40%        1,600,000    12/01/1997++    1,600,000
The Wake County Industrial Facilities and Pollution
 Control Financing Authority, Pollution Control Revenue
 Bonds, (Carolina Power & Light Co. Project), Series 1987,
 3.00%                                                         1,000,000     3/01/2017++    1,000,000
California Pollution Control Financing Authority, Resource
 Recovery Revenue Bonds, (Burney Forest Products Project),
 1988 Series A, Letter of Credit, National Westminster
 Bank, 4.01%                                                     500,000     9/01/2020++      500,000
Los Angeles, California, Airports, Series E, 3.20%               500,000    12/01/2024++      500,000
State of New York, Energy Resource & Development, 3.95%          600,000     6/01/2029++      600,000
State of Delaware, Delmarva Power & Light Co., 4.50%             800,000    10/01/2029++      800,000
                                                                                         -------------
Total Short-Term Obligations (Cost $5,000,000)                                              5,000,000
                                                                                         -------------
Total Investments (Cost $259,539,105)--97.2%                                              264,683,682
Cash and Other Assets, Less Liabilities--2.8%                                               7,570,873
                                                                                         -------------
Net Assets--100.0%                                                                       $272,254,555
                                                                                         =============

Federal Income Tax Information:
At June 30, 1995, the net unrealized appreciation
 of investments based on cost for Federal income
 tax purposes of $259,539,105 was as follows:
Aggregate gross unrealized appreciation for all
 investments in which there is an excess of value
 over tax cost                                         $ 8,069,228
Aggregate gross unrealized depreciation for all
 investments in which there is an excess of tax
 cost over value                                        (2,924,651)
                                                      -------------
                                                       $ 5,144,577
                                                      =============

++Interest rates on these obligations may change daily.

Futures contracts open at June 30, 1995 are as follows:

                                            Expiration         Unrealized
Type                       Par Value          Month           Depreciation
-----------------------    ---------    ------------------    -------------
Municipal Bond Index      $5,000,000      September, 1995       $(206,219)

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND

Statement of Assets and Liabilities
June 30, 1995 (Unaudited)

Assets
Investments, at value (Cost $259,539,105) (Note 1)            $264,683,682
Cash                                                                36,548
Interest receivable                                              5,569,254
Receivable for securities sold                                   3,988,196
Initial margin deposits (Note 1)                                    75,000
Receivable for fund shares sold                                     65,358
Receivable for variation margin (Note 1)                            12,031
Other assets                                                         6,267
                                                             -------------
                                                               274,436,336
Liabilities
Payable for securities purchased                                 1,113,989
Dividends payable                                                  312,505
Accrued transfer agent and shareholder services (Note 2)           233,535
Payable for fund shares redeemed                                   221,767
Accrued management fee (Note 2)                                    125,656
Accrued distribution fee (Note 4)                                   81,204
Accrued trustees' fees (Note 2)                                      9,128
Other accrued expenses                                              83,997
                                                             -------------
                                                                 2,181,781
                                                             -------------
Net Assets                                                    $272,254,555
                                                             =============
Net Assets consist of:
 Undistributed net investment income                          $    793,577
 Unrealized appreciation of investments                          5,144,577
 Unrealized depreciation of futures contracts                     (206,219)
 Accumulated net realized loss                                  (6,235,092)
 Shares of beneficial interest                                 272,757,712
                                                             -------------
                                                              $272,254,555
                                                             =============
Net Asset Value and redemption price per share of Class A
 shares ($233,411,230 / 29,860,742 shares of beneficial
 interest)                                                           $7.82
                                                             =============
Maximum Offering Price per share of Class A shares
 ($7.82 / .955)                                                      $8.19
                                                             =============
Net Asset Value and offering price per share of
 Class B shares ($37,346,620 / 4,779,340 shares of
 beneficial interest)*                                               $7.81
                                                             =============
Net Asset Value, offering price and redemption price per
 share of Class C shares ($365,380 / 46,835 shares of
 beneficial interest)                                                $7.80
                                                             =============
Net Asset Value and offering price per share of
 Class D shares ($1,131,325 / 144,825 shares of
 beneficial interest)*                                               $7.81
                                                             =============

*Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
For the six months ended June 30, 1995 (Unaudited)

Investment Income
Interest                                                       $ 8,781,083
Expenses
Management fee (Note 2)                                            757,953
Transfer agent and shareholder services (Note 2)                   320,336
Custodian fee                                                       76,165
Registration fees                                                   27,300
Reports to shareholders                                             27,025
Audit fee                                                           16,193
Trustees' fees (Note 2)                                             14,248
Legal fees                                                           5,440
Distribution fee--Class A (Note 4)                                 297,172
Distribution fee--Class B (Note 4)                                 182,363
Distribution fee--Class D (Note 4)                                   5,193
Miscellaneous                                                        7,815
                                                               -----------
                                                                 1,737,203
                                                               -----------
Net investment income                                            7,043,880
                                                               -----------
Realized and Unrealized Gain (Loss) on
 Investments and Futures Contracts
Net realized gain on investments (Notes 1 and 3)                 3,548,858
Net realized loss on futures contracts (Note 1)                     (3,539)
                                                               -----------
 Total net realized gain                                         3,545,319
                                                               -----------
Net unrealized appreciation of investments                       9,698,196
Net unrealized depreciation of futures contracts                  (206,219)
                                                               -----------
 Total net unrealized appreciation                               9,491,977
                                                               -----------
Net gain on investments and futures contracts                   13,037,296
                                                               -----------
Net increase in net assets resulting from operations           $20,081,176
                                                               ===========


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND

Statement of Changes in Net Assets

                                                                            Six months ended       Year ended
                                                                             June 30, 1995        December 31,
                                                                              (Unaudited)             1994
------------------------------------------------------------------------    ----------------   ----------------
Increase (Decrease) in Net Assets
Operations:
Net investment income                                                         $  7,043,880        $ 15,317,645
Net realized gain (loss) on investments and futures contracts*                   3,545,319          (9,547,878)
Net unrealized appreciation (depreciation) of investments and futures
 contracts                                                                       9,491,977         (28,974,700)
                                                                            ----------------   ----------------
Net increase (decrease) resulting from operations                               20,081,176         (23,204,933)
                                                                            ----------------   ----------------
Dividends from net investment income:
 Class A                                                                        (6,279,255)        (13,276,823)
 Class B                                                                          (817,879)         (1,437,982)
 Class C                                                                           (10,270)            (21,125)
 Class D                                                                           (23,465)            (42,707)
                                                                            ----------------   ----------------
                                                                                (7,130,869)        (14,778,637)
                                                                            ----------------   ----------------
Distribution from net realized gains:
 Class A                                                                                --            (379,796)
 Class B                                                                                --             (58,307)
 Class C                                                                                --                (535)
 Class D                                                                                --              (1,436)
                                                                            ----------------   ----------------
                                                                                        --            (440,074)
                                                                            ----------------   ----------------
Net decrease from fund share transactions (Note 5)                             (15,423,139)        (18,980,504)
                                                                            ----------------   ----------------
Total decrease in net assets                                                    (2,472,832)        (57,404,148)
Net Assets
Beginning of period                                                            274,727,387         332,131,535
                                                                            ----------------   ----------------
End of period (including undistributed net investment income of $793,577
 and $880,566, respectively)                                                  $272,254,555        $274,727,387
                                                                            ================   ================
*Net realized gain (loss) for Federal income tax purposes (Note 1)            $  2,663,317        $ (8,429,917)
                                                                            ================   ================

The accompanying notes are an integral part of the financial statements.

Notes to Unaudited Financial Statements
June 30, 1995

Note 1
State Street Research Tax-Exempt Fund (the "Fund"), formerly MetLife-State Street Tax-Exempt Fund, is a series of State Street Research Tax-Exempt Trust (the "Trust"), formerly MetLife-State Street Tax-Exempt Trust, which was organized as a Massachusetts business trust in December, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in August, 1986. Five series of the Trust are publicly offered: State Street Research Tax-Exempt Fund, State Street Research California Tax-Free Fund, State Street Research New York Tax-Free Fund, State Street Research Florida Tax-Free Fund and State Street Research Pennsylvania Tax-Free Fund.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay a service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
Tax-exempt securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term obligations are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income
Net investment income is determined daily and consists of interest accrued and discount earned, less amortization of premium and the estimated daily expenses of the Fund. Interest income is accrued daily as earned. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

STATE STREET RESEARCH TAX-EXEMPT FUND

D. Dividends
Dividends are declared daily by the Fund based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At December 31, 1994, the Fund had a capital loss carryforward of $8,429,917 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on December 31, 2002.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1994 through December 31, 1994 the Fund incurred net capital losses of $882,002 and intends to defer and treat such losses as arising in the fiscal year ending December 31, 1995.

F. Futures Contracts
The Fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The Fund will not purchase any futures contract if, after such purchase, more than one-third of net assets would be represented by long futures contracts. The Fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the Fund deposits with the selling broker sufficient cash or U.S. Government securities to meet the minimum "initial margin" requirements. Thereafter, the Fund receives from or pays to the broker cash or U.S. Government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.55% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the six months ended June 30, 1995, the fees pursuant to such agreement amounted to $757,953.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly-owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the six months ended June 30, 1995, the amount of such expenses was $54,525.

The fees of the Trustees not currently affiliated with the Adviser amounted to $14,248 during the six months ended June 30, 1995.

Note 3

For the six months ended June 30, 1995, purchases and sales of securities, exclusive of short-term obligations, aggregated $118,263,499 and $136,175,160, respectively.

Note 4

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the six months ended June 30, 1995, fees pursuant to such plan amounted to $297,172, $182,363 and $5,193 for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of Metropolitan, earned initial sales charges aggregating $32,608 and $223,626, respectively, on sales of Class A shares of the Fund during the six months ended June 30, 1995, and that MetLife Securities, Inc. earned commissions aggregating $109,448 on sales of Class B shares, and the Distributor collected contingent deferred sales charges 11 aggregating $110,058 on redemptions of Class B shares during the same period.

STATE STREET RESEARCH TAX-EXEMPT FUND

Note 5

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At June 30, 1995, Metropolitan owned 122 Class C shares and 61,135 Class D shares and the Distributor owned 13,825 Class A shares of the Fund.

Share transactions were as follows:

                                                      Six months ended
                                                        June 30, 1995                    Year ended
                                                         (Unaudited)                 December 31, 1994
                                                  --------------------------   -----------------------------
Class A                                            Shares         Amount          Shares          Amount
 ---------------------------------------------    ----------    ------------    -----------   --------------
Shares sold                                       1,176,844    $  9,177,822      4,795,156     $ 38,277,992
Issued upon reinvestment of:
 Dividends from net investment income               588,004       4,583,638      1,261,918        9,851,273
 Distribution from net realized gains                    --              --         43,200          322,270
Shares repurchased                               (3,809,240)    (29,665,918)   (10,125,093)     (79,111,629)
                                                  ----------    ------------    -----------   --------------
Net increase (decrease)                          (2,044,392)   $(15,904,458)     4,024,819     $(30,660,094)
                                                  ==========    ============    ===========   ==============
Class B                                            Shares         Amount          Shares          Amount
 ---------------------------------------------    ----------    ------------    -----------   --------------
Shares sold                                         409,139    $  3,185,246      2,332,039     $ 18,581,303
Issued upon reinvestment of:
 Dividends from net investment income                82,618         643,860        148,150        1,150,376
 Distribution from net realized gains                    --              --          6,731           50,145
Shares repurchased                                 (450,284)     (3,490,594)    (1,035,950)      (7,990,693)
                                                  ----------    ------------    -----------   --------------
Net increase                                         41,473    $    338,512      1,450,970     $ 11,791,131
                                                  ==========    ============    ===========   ==============
Class C                                            Shares         Amount          Shares          Amount
 ---------------------------------------------    ----------    ------------    -----------   --------------
Shares sold                                           9,373    $     73,335         10,183     $     81,311
Issued upon reinvestment of:
 Dividends from net investment income                 1,184           9,225          2,602           20,345
 Distribution from net realized gains                    --              --             72              535
Shares repurchased                                   (8,510)        (66,723)       (24,703)        (192,917)
                                                  ----------    ------------    -----------   --------------
Net increase (decrease)                               2,047    $     15,837        (11,846)    $    (90,726)
                                                  ==========    ============    ===========   ==============
Class D                                            Shares         Amount          Shares          Amount
 ---------------------------------------------    ----------    ------------    -----------   --------------
Shares sold                                          35,566    $    280,457         36,875     $    296,347
Issued upon reinvestment of:
 Dividends from net investment income                 1,196           9,327          1,725           13,235
 Distribution from net realized gains                    --              --            180            1,341
Shares repurchased                                  (20,439)       (162,814)       (42,597)        (331,738)
                                                  ----------    ------------    -----------   --------------
Net increase (decrease)                              16,323    $    126,970         (3,817)    $    (20,815)
                                                  ==========    ============    ===========   ==============

STATE STREET RESEARCH TAX-EXEMPT FUND


Financial Highlights
For a share outstanding throughout each period:

                                                                     Class A
                                        -------------------------------------------------------------------
                                          Six months
                                            ended                      Year ended December 31
                                        June 30, 1995
                                         (Unaudited)      --------------------------------------------------
                                                         1994       1993       1992      1991       1990
-----------------------------------     -------------   -------   -------    -------    -------   --------
Net asset value, beginning of
 period                                      $7.46        $8.43      $7.94     $7.69      $7.30      $7.42
Net investment income*                         .20          .40        .40       .43        .44        .46
Net realized and unrealized gain
 (loss) on investments                         .36         (.98)       .54       .27        .39       (.12)
Dividends from net investment
 income                                       (.20)        (.38)      (.39)     (.43)      (.44)      (.46)
Distributions from net realized
 gains                                          --         (.01)      (.06)     (.02)        --         --
                                        -------------   -------    -------    -------    -------   --------
Net asset value, end of period               $7.82        $7.46      $8.43     $7.94      $7.69      $7.30
                                        =============   =======    =======    =======    =======   ========
Total return                                  7.60%+++    (6.90)%+   12.11%+    9.34%+    11.81%+     4.84%+
Net assets at end of period (000s)        $233,411     $238,097   $302,845  $203,312   $118,157    $84,925
Ratio of operating expenses to
 average net assets*                          1.16%++      1.20%      1.20%     1.20%      1.25%      1.25%
Ratio of net investment income to
 average net assets*                          5.21%++      5.07%      4.85%     5.48%      6.00%      6.43%
Portfolio turnover rate                      44.22%       78.63%     36.16%    27.44%     81.75%     84.12%
*Reflects voluntary assumption of
 fees or expenses per share in each
 period.                                        --     $    .00         --  $    .00   $    .00    $   .01

                              Class B                        Class C                        Class D
                    ---------------------------    ---------------------------   ----------------------------
                       Six                           Six                           Six
                     months                         months                        months
                      ended                         ended                         ended
                      June        Year               June        Year              June        Year
                       30,        ended              30,        ended              30,        ended
                      1995      December             1995      December            1995      December
                  (Unaudited)   31, 1994 1993** (Unaudited)    31, 1994 1993** (Unaudited)   31, 1994  1993**
 ----------------    -------    ---------    --     -------    ---------    --    -------   ---------    ----
Net asset value,
 beginning of
 period                $7.46       $8.43    $8.25     $7.45       $8.41   $8.25     $7.46       $8.43     $8.25
Net investment
 income*                 .17         .34      .19       .21         .42     .23       .17         .34       .19
Net realized and
 unrealized gain
(loss) on
 investments             .36        (.97)     .24       .35        (.96)    .22       .36        (.97)      .23
Dividends from
 net investment
 income                 (.18)       (.33)    (.19)     (.21)       (.41)   (.23)     (.18)       (.33)     (.18)
Distributions
 from net
 realized gains           --        (.01)    (.06)       --        (.01)   (.06)       --        (.01)     (.06)
                     -------    ---------    --     -------    ---------     --    -------   ---------     ----
Net asset value,
 end of period         $7.81       $7.46    $8.43     $7.80       $7.45   $8.41     $7.81       $7.46     $8.43
                     =======    =========    ==     =======    =========     ==    =======   =========    ====
Total return            7.07%+++   (7.59)%+  5.20%+++  7.61%+++   (6.56)% +5.54%+++  7.07%+++   (7.59)%+   5.19%+++
Net assets at
 end of period
 (000s)              $37,347     $35,338  $27,695      $365        $334    $477    $1,131        $958    $1,115
Ratio of
 operating
 expenses to
 average net
 assets*                1.91%++     1.95%    1.95%++   0.91%++     0.95%   0.96%++   1.91%++     1.95%     1.99%++
Ratio of net
 investment
 income to
 average net
 assets*                4.45%++     4.35%    3.93%++   5.45%++     5.26%   4.92%++   4.44%++     4.31%     3.92%++
Portfolio
turnover rate          44.22%      78.63%   36.16%    44.22%      78.63%  36.16%    44.22%      78.63%    36.16%
*Reflects
 voluntary
 assumption of
 fees or
 expenses per
 share in each
 period.                  --        $.00       --        --        $.00      --        --       $.00         --

 **June 7, 1993 (commencement of share class designations) to December 31,
   1993.
 ++Annualized.
  +Total return figures do not reflect any front-end or contingent deferred sales charges.
+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.

STATE STREET RESEARCH CALIFORNIA TAX-FREE FUND

INVESTMENT PORTFOLIO
June 30, 1995 (Unaudited)

                                               Principal     Maturity        Value
                                                 Amount        Date        (Note 1)
-------------------------------------------     ---------    ---------   -------------
MUNICIPAL BONDS 99.7%
General Obligation 10.9%
State of California, Various Purpose,
General Obligation Bonds, 7.00%                 $  300,000    8/01/2008  $   335,874
City and County of San Francisco, General
Obligation Bonds, Series 1991 A, (Various
Purpose Projects), 6.50%                           500,000   12/15/2010      515,405
Santa Monica-Malibu Unified School
District, Los Angeles County, California,
General Obligation Bonds, Series 1993,
5.50%                                              500,000     8/1/2013      471,050
Puerto Rico Municipal Finance Agency, 1994
Series A Bonds, FSA Insured, 6.00%               1,000,000    7/01/2014    1,009,590
Commonwealth of
Puerto Rico, Public Improvement Refunding
Bonds, (General Obligation Bonds) Series
1995, MBIA Insured 5.65%                           500,000    7/01/2015      492,345
Roseville Joint Union High School District,
1992 General Obligation Bonds, Series B,
FGIC Insured, 0.00%                              1,000,000    8/01/2015      289,100
                                                                         -------------
                                                                           3,113,364
                                                                         -------------
Certificates of Participation 9.0%
County of Los Angeles, Certificates of
Participation, Series A (Marina Del Ray),
Los Angeles County Capital Asset Leasing
Corporation, 6.50%                               1,000,000    7/01/2008      979,430
County of Marin, Certificates of
Participation, (1991 Capital Improvements
Project), 6.375%                                   500,000    8/01/2011      518,290
City of Stockton, Revenue Certificates of
Participation, 1995 Series A, (Wastewater
Treatment Plant Expansion), FGIC Insured,
6.70%                                           $1,000,000    9/01/2014   $1,069,660
                                                                         -------------
                                                                           2,567,380
                                                                         -------------
College & University 6.3%
The Trustees of the California State
University Housing System, 1991 Housing
System Refunding Revenue Bonds, AMBAC
Insured, 7.00%                                     300,000   11/01/2011      325,119
University of California, Board of Regents,
Refunding Revenue, (Multiple Purpose
Projects), Series C, Ambac Insured, 5.00%          500,000    9/01/2012      447,350
California Educational Facilities
Authority, Series 1994 Revenue Bonds
(Southwestern University Project), 6.60%         1,000,000   11/01/2014   1,032,890
                                                                         -------------
                                                                           1,805,359
                                                                         -------------
Hospital/Health Care 5.9%
City of Duarte, California, Certificates of
Participation, (Hope National Medical
Center), 6.00%                                     500,000    4/01/2008      480,175
Santa Clara County Financing Authority,
(VMC Facility Replacement Project), 1994
Series A Bonds, AMBAC Insured, 7.75%             1,000,000   11/15/2008    1,198,130
                                                                         -------------
                                                                           1,678,305
                                                                         -------------
Industrial Development/Pollution Control 5.0%
Puerto Rico Industrial, Medical and
Environmental Pollution Control Facilities
Financing Authority, Revenue Bonds, Series
A, 6.25%                                           750,000   11/15/2013      787,425

The accompanying notes are an integral part of the financial statements.


STATE STREET RESEARCH CALIFORNIA TAX-FREE FUND

INVESTMENT PORTFOLIO (con't)


                                               Principal     Maturity        Value
                                                 Amount        Date        (Note 1)
-------------------------------------------     ---------    ---------   -------------
Industrial Development/Pollution Control (cont'd)
California Pollution Control Financing
Authority, Pollution Control Revenue Bonds,
(San Diego Gas & Electric Company), 1991
Series A, Subject to AMT, 6.80%                $  600,000    6/01/2015   $   661,212
                                                                         -------------
                                                                           1,448,637
                                                                         -------------
Lease Revenue 4.9%
State Public Works Board of the State of
California, Lease Revenue Bonds,
(Department of Justice Building), 1995
Series A, 5.625%                                1,500,000    5/01/2020     1,393,080
                                                                         -------------
Power 3.7%
Sacramento Municipal Utility District,
Electric Revenue Refunding Bonds, 1991
Series Z, FGIC Insured, 6.35%                   1,100,000     7/01/2005    1,062,950
                                                                         -------------
Pre-Refunded Bonds 7.8%
Northern California Power Agency,
Geothermal Project Number 3, Revenue Bonds,
1987 Refunding, Series A, Pre-Refunded to
7/1/96 @ 101.5, 7.00%                             250,000     7/01/2007      259,425

Fresno, California Water Systems, Revenue
Bonds, 1990 Series A, Pre-Refunded to
6/1/98 @ 102, 7.25%                               200,000     6/01/2010      219,752

Alameda Unified School District, Unlimited
Tax, Alameda County, California, General
Obligation Bonds, Series 1989, Subject to
Crossover Refunding 7/1/99 @ 102, 7.00%           250,000     7/01/2014      277,242

California Educational Facilities
Authority,
Revenue Bonds
(Pepperdine University) Series 1990, MBIA
Insured, Pre-Refunded to
10/1/2000 @ 102, 7.20%                         $  250,000    11/01/2015    $ 285,540

Commonwealth of
Puerto Rico, Public Improvement Bonds of
1989, Series A, General Obligation Bonds,
Pre-Refunded to 7/1/99 @ 101.5, 7.75%            300,000     7/01/2017      341,340
California Educational Facilities
Authority, Revenue Bonds (St. Mary's

College of California Project) Series 1990,
Pre-Refunded to 10/1/2000 @ 102, 7.50%            250,000    10/01/2020      288,578

Transmission Agency of Northern California,
California-Oregon Transmission Project,
Revenue Bonds, MBIA Insured, 1990 Series A,
Pre-Refunded to
5/1/2000 @ 101.5, 7.00%                           500,000     5/01/2024      559,625
                                                                         -------------
                                                                           2,231,502
                                                                         -------------
Public Facilities 3.3%
Puerto Rico Public Buildings Authority,
Government Facilities Revenue Bonds, Series
A, 5.50%                                        1,000,000     7/01/2021      942,090
                                                                         -------------
Resource Recovery/Solid Waste 2.8%
Stanislaus Waste-to-Energy Financing
Agency, Solid Waste Facility Refunding
Revenue Certificates, (Ogden Martin Systems
of Stanislaus, Inc. Project), Series 1990,
Subject to AMT, 7.625%                            760,000     1/01/2010      808,480
                                                                         -------------

The accompanying notes are an integral part of the financial statements.

                                      3


STATE STREET RESEARCH CALIFORNIA TAX-FREE FUND


                                               Principal     Maturity        Value
                                                 Amount        Date        (Note 1)
-------------------------------------------     ---------    ---------   -------------
Single-Family Housing 6.6%
California Housing Finance Agency, Home
Mortgage Revenue Bonds, 1991 Series G,
Subject to AMT, 6.95%                           $  260,000    8/01/2011  $   267,569

California Housing Finance Agency, Home
Mortgage Revenue Bonds, 1994 Series G,
7.20%                                            1,500,000    8/01/2014    1,601,400

California Housing Finance Agency, Home
Mortgage Revenue Bonds, 1990 Series D,
Subject to AMT, 7.875%                              35,000    8/01/2031       37,101
                                                                         -------------
                                                                           1,906,070
                                                                         -------------
Special/Sales Tax Revenue 15.9%
Orange County Transportation Authority,
Orange County, California, Measure M Sales
Tax Revenue Bonds (Limited Tax Bonds),
Second Senior Bonds, Series 1992, FGIC
Insured, 6.00%                                    500,000     2/15/2007      507,480

Redevelopment Agency of the City of San
Jose, Merged Area Redevelopment Project,
Tax Allocation Bonds, MBIA Insured, Series
1993, 6.00%                                     1,000,000     8/01/2007    1,041,830

South Orange County Public Financing
Authority, Special Tax Revenue Bonds, 1994
Series B (Junior Lien Bonds), 7.00%               500,000     9/01/2007      502,500

Redevelopment Agency of the City of San
Diego, California, Centre City
Redevelopment Project, Tax Allocation
Refunding Bonds, Series 1992, AMBAC
Insured, 6.00%                                  1,000,000     9/01/2008    1,019,640

South Orange County Public Financing
Authority, Special Tax Revenue Bonds, 1994
Series B (Junior Lien Bonds), 7.00%            $1,000,000     9/01/2009  $ 1,002,860

San Francisco Bay Area Rapid Transit
District, Sales Tax Revenue Bonds, FGIC
Insured, Series 1995, 5.50%                       500,000     7/01/2015      468,900
                                                                         -------------
                                                                           4,543,210
                                                                         -------------
Structured Financing 4.5%
Sacramento Cogeneration Authority,
(Cogeneration Authority Project), Revenue
Bonds, Series 1995, 6.50%                       1,300,000     7/01/2014    1,284,634
                                                                         -------------
Toll Roads/Turnpike Authorities 6.7%
Foothill/Eastern Transportation Corridor
Agency, Toll Road Revenue Bonds, 0.00%          1,695,000      1/1/2008      899,774

San Joaquin Hills Transportation Corridor
Agency, Orange County, California, Senior
Lien Toll Road Revenue Bonds, 7.00%             1,000,000     1/01/2030    1,015,190
                                                                         -------------
                                                                           1,914,964
                                                                         -------------
Transit/Highway 6.4%
San Francisco Bay Area Rapid Transit
District, Sales Tax Revenue Bonds, Series
1991, FGIC Insured, 6.40%                         500,000     7/01/2005      536,000

City of Sacramento, 1991 Refunding
Certificates of Participation, Sacramento
Light Rail Transit Project, 6.75%                 250,000     7/01/2007      270,033

Government of Guam, Limited Obligation
Highway Bonds, 1992 Series A, Capital
Guaranty Insurance Co. Insured, 6.30%           1,000,000     5/01/2012    1,036,130
                                                                         -------------
                                                                           1,842,163
                                                                         -------------
Total Municipal Bonds (Cost $27,436,238)                                  28,542,188
                                                                         -------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CALIFORNIA TAX-FREE FUND

                               Principal   Maturity       Value
                                Amount       Date        (Note 1)
---------------------------     -------    ---------   ------------
Short-Term Obligations 3.2%
California Pollution
Control Financing Authority
(Burney Forest Products
Project), Revenue Bonds,
3.65%                          $400,000    9/01/2020++ $   400,000

Georgia Power Company,
Pollution Control Revenue
Bonds, 3.30%                    200,000    7/01/2024++     200,000

New York State Energy
Research and Development
Authority, Pollution
Control Refunding Revenue
Bonds, (New York State
Electric and Gas
Corporation Project), 1994
Series C, 3.95%                 300,000    6/01/2029++     300,000
                                                       ------------
Total Short-Term Obligations (Cost $900,000)               900,000
                                                       ------------
Total Investments (Cost $28,336,238)--102.9%            29,442,188
Cash and Other Assets, Less Liabilities--(2.9)%           (818,888)
                                                       ------------
Net Assets--100.0%                                     $28,623,300
                                                       ============
Federal Income Tax Information:
At June 30, 1995, the net unrealized appreciation
of investments based on cost for Federal income tax
purposes of $28,336,238 was as follows:
Aggregate gross unrealized appreciation for all
investments in which there is an excess of value
over tax cost                                          $ 1,282,119

Aggregate gross unrealized depreciation for all
investments in which there is an excess of tax cost
over value                                                (176,169)
                                                       ------------
                                                       $ 1,105,950
                                                       ============

++ Interest rates on these obligations may change daily.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1995 (Unaudited)

Assets
Investments, at value (Cost $28,336,238) (Note 1)     $29,442,188
Cash                                                       32,447
Receivable for securities sold                            883,409
Interest receivable                                       544,827
Receivable from Distributor (Note 3)                       13,547
Receivable for fund shares sold                             2,621
Other assets                                                1,483
                                                      ------------
                                                       30,920,522
Liabilities
Payable for securities purchased                        2,045,262
Payable for fund shares redeemed                           98,682
Dividends payable                                          50,614
Accrued transfer agent and shareholder services
 (Note 2)                                                  25,206
Accrued management fee (Note 2)                            13,168
Accrued distribution fee (Note 5)                           5,146
Other accrued expenses                                     59,144
                                                      ------------
                                                        2,297,222
                                                      ------------
                                                      $28,623,300
                                                      ============
Net Assets
Net Assets consist of:
 Undistributed net investment income                  $    45,652
 Unrealized appreciation of investments                 1,105,950
 Accumulated net realized loss                         (1,012,260)
 Shares of beneficial interest                         28,483,958
                                                      ------------
                                                      $28,623,300
                                                      ============
Net Asset Value and redemption price per share of
 Class A shares ($8,079,494 (divided by) 1,032,698
 shares of beneficial interest)                             $7.82
                                                      ============
Maximum Offering Price per share of Class A shares
 ($7.82 (divided by) .955)                                  $8.19
                                                      ============
Net Asset Value and offering price per share of
 Class B shares ($3,479,279 (divided by) 444,447
 shares of beneficial interest)*                            $7.83
                                                      ============
Net Asset Value, offering price and redemption
 price per share of Class C shares ($16,361,322
 (divided by) 2,088,885 shares of beneficial
 interest)                                                  $7.83
                                                      ============
Net Asset Value and offering price per share of
 Class D shares ($703,205 (divided by)
 89,776 shares of  beneficial interest)*                    $7.83
                                                      ============

* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CALIFORNIA TAX-FREE FUND

STATEMENT OF OPERATIONS
For the six months ended June 30, 1995 (Unaudited)

Investment Income
Interest                                                $  902,158
Expenses
Management fee (Note 2)                                     78,266
Custodian fee                                               45,859
Transfer agent and shareholder services (Note 2)            45,461
Reports to shareholders                                     12,856
Audit fee                                                   12,275
Trustees' fees (Note 2)                                      6,013
Registration fees                                            4,585
Distribution fee--Class A (Note 5)                           9,455
Distribution fee--Class B (Note 5)                          16,930
Distribution fee--Class D (Note 5)                           3,394
Legal fees                                                     930
Miscellaneous                                                1,893
                                                        ----------
                                                           237,917
Expenses borne by the Distributor (Note 3)                 (87,181)
                                                        ----------
                                                           150,736
                                                        ----------
Net investment income                                      751,422
                                                        ----------
Realized and Unrealized Gain on Investments
Net realized gain on investments (Notes 1 and 4)           298,964
Net unrealized appreciation of investments               1,393,476
                                                        ----------
Net gain on investments                                  1,692,440
                                                        ----------
Net increase in net assets resulting from operations    $2,443,862
                                                        ==========

STATEMENT OF CHANGES IN NET ASSETS

                                         Six months
                                            ended
                                          June 30,         Year Ended
                                            1995          December 31,
                                         (Unaudited)          1994
------------------------------------     ------------   ----------------
Increase (Decrease) in Net Assets
Operations:
Net investment income                    $   751,422      $ 1,733,441
Net realized gain (loss) on
 investments*                                298,964       (1,166,695)
Net unrealized appreciation
 (depreciation) of investments             1,393,476       (3,114,285)
                                         ------------   ----------------
Net increase (decrease) resulting
 from operations                           2,443,862       (2,547,539)
                                         ------------   ----------------
Dividends from net investment
 income:
 Class A                                    (207,189)        (332,285)
 Class B                                     (80,430)        (120,570)
 Class C                                    (483,485)      (1,215,189)
 Class D                                     (16,105)         (31,740)
                                         ------------   ----------------
                                            (787,209)      (1,669,784)
                                         ------------   ----------------
Net decrease from fund share
 transactions (Note 7)                    (1,526,950)      (4,011,134)
                                         ------------   ----------------
Total increase (decrease) in net
 assets                                      129,703       (8,258,457)
Net Assets
Beginning of period                       28,493,597       36,752,054
                                         ------------   ----------------
End of period (including
 undistributed net investment income
 of $45,652 and $81,439,
 respectively)                           $28,623,300      $28,493,597
                                         ============   ================
*Net realized loss for Federal
income tax purposes
(Note 1)                                 $  (176,626)     $  (830,250)
                                         ============   ================

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CALIFORNIA TAX-FREE FUND

NOTES TO UNAUDITED FINANCIAL STATEMENTS
June 30, 1995

Note 1


State Street Research California Tax-Free Fund (the "Fund"), is a series of State Street Research Tax-Exempt Trust (the "Trust"), formerly MetLife-State Street Tax-Exempt Trust, which was organized as a Massachusetts business trust in December, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in July, 1989. Five series of the Trust are publicly offered: State Street Research California Tax-Free Fund, State Street Research Tax-Exempt Fund, State Street Research New York Tax-Free Fund,
State Street Research Florida Tax-Free Fund and State Street Research Pennsylvania Tax-Free Fund.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay a service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
Tax-exempt securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term obligations are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income
Net investment income is determined daily and consists of interest accrued and discount earned, less amortization of premium and the estimated daily expenses of the Fund. Interest income is accrued daily as earned. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends
Dividends are declared daily by the Fund based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At December 31, 1994, the Fund had a capital loss carryforward of $830,250 available, to the extent provided in regulations, to offset future capital gains, if any, which expire on December 31, 2002.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1993 through December 31, 1993 the Fund incurred net capital losses of $139,145 and has deferred and treated such losses as arising in the fiscal year ending December 31, 1994. From November 1, 1994 through December 31, 1994 the Fund incurred net capital losses of $475,590 and intends to defer and treat such losses as arising in the fiscal year ending December 31, 1995.

Note 2
The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company 7 ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.55% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the six months ended June 30, 1995, the fees pursuant to such agreement amounted to $78,266.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly-owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the six months ended June 30, 1995, the amount of such expenses was $8,155.

The fees of the Trustees not currently affiliated with the Adviser amounted to $6,013 during the six months months ended June 30, 1995.

STATE STREET RESEARCH CALIFORNIA TAX-FREE FUND

Note 3
The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the six months ended June 30, 1995, the amount of such expenses assumed by the Distributor and its affiliates was $87,181.

Note 4
For the six months ended June 30, 1995, purchases and sales of securities, exclusive of short-term obligations, aggregated $10,225,279 and $11,773,378, respectively.

Note 5
The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the six months ended June 30, 1995, fees pursuant to such plan amounted to $9,455, $16,930 and $3,394, for Class A, Class B and Class C, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of Metropolitan, earned initial sales charges aggregating $4,676 and $32,318, respectively, on sales of Class A shares of the Fund during the six months ended June 30, 1995, and that MetLife Securities, Inc. earned commissions aggregating $7,852 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $7,675 on redemptions of Class B shares during the same period.

Note 6
Under normal circumstances at least 80% of the Fund's net assets will be invested in California Municipal Obligations. Certain proposed California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting California Municipal Obligations. Also, the Fund is able to invest up to 25% of total assets in a single industry. Accordingly, the Fund's investments may be subject to greater risk than those in a fund with more restrictive concentration limits.

At June 30, 1995, investments totalling 12.0% and 10.5% of the Fund's net assets were insured as to the timely payment of principal and interest by Financial Guaranty Insurance Co. (FGIC) and AMBAC Indemnity Corp. (AMBAC), respectively.

STATE STREET RESEARCH CALIFORNIA TAX-FREE FUND
NOTES (cont'd)

Note 7
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At June 30, 1995, Metropolitan owned 61,260 Class A shares, 269,839 Class C shares and 61,259 Class D shares of the Fund and the Distributor owned one Class C share of the Fund.

Share transactions were as follows:



                                             Six months ended
                                              June 30, 1995                 Year ended
                                               (Unaudited)               December 31, 1994
                                          -----------------------   ---------------------------
Class A                                   Shares      Amount         Shares       Amount
-------------------------------------     --------    -----------    ----------   -------------
Shares sold                                178,894    $ 1,402,926       843,050   $  6,591,849
Issued upon reinvestment of dividends       20,104        156,605        34,127        262,217
Shares repurchased                        (256,293)    (1,947,242)     (311,716)    (2,398,869)
                                          --------    -----------    ----------   -------------
Net increase (decrease)                    (57,295)   $  (387,711)      565,461   $  4,455,197
                                          ========    ===========    ==========   =============
Class B                                   Shares      Amount         Shares        Amount
-------------------------------------     --------    -----------    ----------   -------------
Shares sold                                 48,464    $   374,117       267,768   $  2,088,623
Issued upon reinvestment of dividends        7,190         56,064        11,199         86,347
Shares repurchased                         (34,024)      (265,389)     (103,916)      (797,596)
                                          --------    -----------    ----------   -------------
Net increase                                21,630    $   164,792       175,051   $  1,377,374
                                          ========    ===========    ==========   =============
Class C                                   Shares      Amount         Shares       Amount
-------------------------------------     --------    -----------    ----------   -------------
Shares sold                                  6,554    $    50,981        18,896   $    146,037
Issued upon reinvestment of dividends       34,876        271,918        91,990        716,444
Shares repurchased                        (224,539)    (1,750,595)   (1,346,147)   (10,458,308)
                                          --------    -----------    ----------   -------------
Net decrease                              (183,109)   $(1,427,696)   (1,235,261)  $ (9,595,827)
                                          ========    ===========    ==========   =============
Class D                                   Shares      Amount         Shares       Amount
-------------------------------------     --------    -----------    ----------   -------------
Shares sold                                 22,369    $   168,293        28,255   $    219,339
Issued upon reinvestment of dividends          415          3,242           686          5,282
Shares repurchased                          (6,334)       (47,870)      (61,234)      (472,499)
                                          --------    -----------    ----------   -------------
Net increase (decrease)                     16,450    $   123,665       (32,293)  $   (247,878)
                                          ========    ===========    ==========   =============

STATE STREET RESEARCH CALIFORNIA TAX-FREE FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period.


                                            Class A                                    Class B
                             --------------------------------------     ----------------------------------------
                              Six months                                Six months
                                ended                                     ended
                               June 30,       Year ended                 June 30,       Year ended
                                 1995        December 31,                  1995        December 31,
                             (Unaudited)         1994         1993**    (Unaudited)         1994        1993**
 ------------------------    ------------    ------------     ------    ------------    ------------   --------
Net asset value,
  beginning of period            $7.38           $8.37         $8.24       $7.38           $8.38         $8.24
Net investment income*             .21             .40           .22         .18             .34           .19
Net realized and
  unrealized gain (loss)
  on investments                   .44           (1.00)          .21         .45           (1.01)          .21
Dividends from net
  investment income               (.21)           (.39)         (.22)       (.18)           (.33)         (.18)
Distributions from net
  realized gains                    --              --          (.08)         --              --          (.08)
                             ------------    ------------     ------    ------------    ------------   --------
Net asset value, end of
  period                         $7.82           $7.38         $8.37       $7.83           $7.38         $8.38
                             ============    ============     ======    ============    ============   ========
Total return                      8.88%+++       (7.26)%+       5.26%+++    8.62%+++       (8.07)%+       4.94%+++
Net assets at end of
  period (000s)                 $8,079          $8,044        $4,392      $3,479          $3,122        $2,076
Ratio of operating
  expenses to average net
  assets*                         1.10%++         1.10%         1.10%++     1.85%++         1.85%         1.85%++
Ratio of net investment
  income to average net
  assets*                         5.24%++         5.16%         4.66%++     4.49%++         4.40%         3.91%++
Portfolio turnover rate          36.36%          59.22%        56.62%      36.36%          59.22%        56.62%
*Reflects voluntary
  assumption of fees or
  expenses per share in
  each period (Note 3)            $.05            $.05          $.03        $.04            $.05          $.03

                                             Class C                                      Class D
                       ---------------------------------------------------    -------------------------------
                          Six                                                    Six
                         months                                                 months
                         ended                                                  ended
                        June 30,             Year ended December 31            June 30,   Year ended
                          1995        -------------------------------------      1995    December 31,
                      (Unaudited)    1994     1993     1992     1991   1990   (Unaudited)   1994           1993**
-------------------     ---------    -----    -----    -----    -----  -----    --------   -----------     ----
Net asset value,
  beginning of period     $7.39      $8.38     $7.90   $7.73    $7.30    $7.35   $7.39      $8.38           $8.24
Net investment
  income*                   .22        .43       .42     .42      .44      .45     .17        .34             .19
Net realized and
  unrealized gain
  (loss) on
  investments               .44      (1.01)      .55     .22      .42     (.05)    .45      (1.00)            .21
Dividends from net
  investment income        (.22)      (.41)     (.41)   (.43)    (.43)    (.44)   (.18)      (.33)           (.18)
Distributions from
  net realized gains        --       --         (.08)   (.04)     --      (.01)     --         --            (.08)
                        ---------   -----      -----    -----    -----    -----    --------  -----------     ----
Net asset value,
  end of period           $7.83      $7.39     $8.38   $7.90    $7.73    $7.30   $7.83      $7.39           $8.38
                        =========     =====    =====    =====    =====   =====    ========  ===========      ====
Total return               9.01%+++  (7.02)%+  12.53%+  8.51%+  12.19%+   5.59%+  8.47%+++  (7.95)%+         4.93%+++
Net assets at end
  of period (000s)      $16,361    $16,786   $29,398 $25,558  $12,757   $8,131    $703       $542            $885
Ratio of operating
  expenses to average
  net assets*              0.85%++    0.85%     0.85%   0.85%    0.85%    0.85%   1.85%++    1.85%           1.85%++
Ratio of net
  investment income
  to average net
  assets*                  5.49%++    5.34%     5.06%   5.51%    5.94%    6.22%   4.48%++    4.35%           3.91%++
Portfolio turnover
  rate                    36.36%     59.22%    56.62%  31.55%   42.24%   34.62%  36.36%     59.22%          56.62%
*Reflects voluntary
  assumption of fees
  or expenses per
  share in each
  period (Note 3)          $.05       $.05      $.03    $.05     $.09     $.13    $.04       $.05            $.02

** June 7, 1993 (commencement of share class designations) to December 31, 1993.

++ Annualized.

+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

STATE STREET RESEARCH FLORIDA TAX-FREE FUND

Investment Portfolio
June 30, 1995 (Unaudited)

                                 Principal     Maturity        Value
                                  Amount         Date        (Note 1)
-------------------------------     -------    ----------   ------------
Municipal Bonds 96.3%
General Obligation 11.6%
The School Board of Dade
County, Florida, Certificates
of Participation, Series 1994
A, MBIA Insured, 5.00%            $500,000     5/01/2001     $  502,970
The School District of Dade
County, Florida, General
Obligation School Bonds, Series
1994A, MBIA Insured, 5.15%         500,000     6/01/2001        508,105
Palm Beach County, Florida
General Obligation Bonds,
Series 1994, 7.00%                 250,000    12/01/2004        287,128
                                                            ------------
                                                              1,298,203
                                                            ------------
Airport 4.7%
Dade County, Florida, Aviation
Revenue Refunding Bonds, Series
1994 B (Non-AMT), 6.00%            500,000    10/01/2002        530,000
                                                            ------------
Certificates of Participation 16.3%
Certificates of Participation,
(School Board of Hillsborough
County, Florida, Master Lease
Program), Series 1994, MBIA
Insured, 5.30%                     500,000     7/01/2002        509,040
Certificates of Participation,
Series 1994B, The School Board
of Seminole County, Florida,
MBIA Insured, 6.00%                500,000     7/01/2003        534,620
Certificates of Participation,
Series 1994A, The School Board
of Seminole County, Florida,
MBIA Insured, 5.50%                500,000     7/01/2003        519,625
Certificates of Participation,
Series 1995, The State of
Florida, Department of
Corrections, (Okeechobee
Correctional Institution
Project), AMBAC Insured, 6.25%     250,000     3/01/2015        257,697
                                                            ------------
                                                              1,820,982
                                                            ------------
Education/Student Loan 4.6%
State of Florida, State Board
of Education, Public Education
Capital Outlay Bonds, 1994
Series B, 5.625%                  $500,000     6/01/2005     $  519,000
                                                            ------------
Lease Revenue 4.4%
Puerto Rico Public Buildings
Authority, Public Education and
Health Facilities Refunding
Bonds, Series M, 5.60%             500,000     7/01/2008        492,300
                                                            ------------
Life Care 8.9%
St. Johns County Industrial
Development Authority,
Industrial Development Revenue
Bonds, Series 1993A, (Vicar's
Landing Project), 6.20%            500,000     2/15/2003        501,460
Collier County Health
Facilities Authority, Health
Facility Refunding Revenue
Bonds, (The Moorings Inc.
Project), Series 1994, 6.00%       500,000    12/01/2005        498,055
                                                            ------------
                                                                999,515
                                                            ------------
Public Facilities 4.8%
Puerto Rico Public Buildings
Authority, Government
Facilities Revenue Bonds,
Series A, 6.25%                    500,000     7/01/2010        533,185
                                                            ------------
Single-Family Housing 4.7%
Florida Housing Finance Agency,
Single Family Mortgage Revenue
Refunding Bonds, 1994 Series A
(Non-AMT), 5.75%                   525,000     1/01/2005        528,040
                                                            ------------
Special/Sales Tax Revenue 13.8%
Dade County, Florida, Special
Obligation Bonds, (Courthouse
Center Project), Series 1994,
5.75%                              500,000     4/01/2003        511,215
Hillsborough County, Florida,
Capital Improvement Bonds, FGIC
Insured, 6.00%                     500,000     8/01/2005        528,215

The accompanying notes are an integral part of the financial statements.
                                      2

STATE STREET RESEARCH FLORIDA TAX-FREE FUND
Investment Portfolio (cont'd)

Special/Sales Tax Revenue (cont'd)
Orange County, Florida, Public
Service Tax Revenue Bonds
Series 1995, FGIC Insured,
5.90%                             $500,000    10/01/2012    $   504,720
                                                            ------------
                                                              1,544,150
                                                            ------------
Toll Roads/Turnpike Authorities 4.4%
Escambia County, Florida, Road
Improvement Revenue Bonds,
Series 1993A, 5.00%                500,000     1/01/2000        492,900
                                                            ------------
Water & Sewer 18.1%
East County Water Control
District, Water Management
Consolidated Refunding Bonds,
Series 1994, (Lee and Hendry
Counties, Florida), AGIC
Insured, 5.375%                    500,000    11/01/2001        511,915
City of Titusville, Florida,
Water and Sewer Revenue Bonds,
Series 1994, MBIA Insured,
5.20%                              500,000    10/01/2002        511,755
Charlotte County, Florida,
Utility System Revenue Bonds,
Series 1994, FGIC Insured,
6.00%                              500,000    10/01/2003        534,065
City of Miami Beach, Florida,
Water and Sewer Revenue Bonds,
Series 1995, FSA Insured,
5.375%                             500,000     9/01/2015        468,130
                                                            ------------
                                                              2,025,865
                                                            ------------
Total Municipal Bonds (Cost $10,497,594)                     10,784,140
                                                            ------------
SHORT-TERM OBLIGATIONS 1.8%
The State of Massachusetts,
General Obligation Bonds,
Series B, 3.20%                    200,000 12/01/1997++         200,000
                                                            ------------
Total Short-Term Obligations (Cost $200,000)                    200,000
                                                            ------------
Total Investments (Cost $10,697,594)--98.1%                  10,984,140
Cash and Other Assets, Less Liabilities--1.9%                   210,158
                                                            ------------
Net Assets--100.0%                                          $11,194,298
                                                            ============
++Interest rate on this obligation may change daily.

Federal Income Tax Information:
At June 30, 1995, the net unrealized appreciation of
 investments based on cost for Federal income tax
 purposes of $10,697,594 was as follows:
Aggregate gross unrealized appreciation for all
 investments in which there is an excess of value
 over tax cost                                                 $304,581
Aggregate gross unrealized depreciation for all
 investments in which there is an excess of tax cost
 over value                                                     (18,035)
                                                               ---------
                                                               $286,546
                                                               =========
------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH FLORIDA TAX-FREE FUND

Statement of Assets and Liabilities
June 30, 1995 (Unaudited)

Assets
Investments, at value (Cost $10,697,594) (Note 1)      $10,984,140
Cash                                                        71,733
Receivable for securities sold                             516,347
Interest receivable                                        199,788
Receivable from Distributor (Note 3)                        24,218
Receivable for fund shares sold                              2,133
Deferred organization costs and other assets (Note
1)                                                          22,065
                                                       ------------
                                                        11,820,424
Liabilities
Payable for securities purchased                           542,423
Dividends payable                                           36,025
Accrued trustees' fees (Note 2)                              6,701
Accrued management fee (Note 2)                              5,088
Accrued distribution fee (Note 5)                            4,309
Other accrued expenses                                      31,580
                                                       ------------
                                                           626,126
                                                       ------------
                                                       $11,194,298
                                                       ============
Net Assets
Net Assets consist of:
 Undistributed net investment income                   $    38,342
 Unrealized appreciation of investments                    286,546
 Accumulated net realized loss                            (566,379)
 Shares of beneficial interest                          11,435,789
                                                       ------------
                                                       $11,194,298
                                                       ============
Net Asset Value and redemption price per share of
Class A shares ($3,325,108 / 353,718 shares of
beneficial interest)                                         $9.40
                                                             =====
Maximum Offering Price per share of Class A shares
($9.40 / .955)                                               $9.84
                                                             =====
Net Asset Value and offering price per share of
Class B shares ($3,104,897 / 330,494 shares of
beneficial interest)*                                        $9.39
                                                             =====
Net Asset Value, offering price and redemption
price per share of Class C shares ($3,461,967 /
368,120 shares of beneficial interest)                       $9.40
                                                             =====
Net Asset Value and offering price per share of
Class D shares ($1,302,326 / 138,585 shares of
beneficial interest)*                                        $9.40
                                                             =====

*Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.


Statement of Operations
For the six months ended June 30, 1995 (Unaudited)

Investment Income
Interest                                               $ 315,440

Expenses
Custodian fee                                             49,800
Transfer agent and shareholder services (Note 2)          31,651
Management fee (Note 2)                                   31,034
Reports to shareholders                                    8,344
Audit fee                                                  7,861
Trustees' fees (Note 2)                                    6,860
Legal fees                                                 4,983
Distribution fee--Class A (Note 5)                         4,372
Distribution fee--Class B (Note 5)                        15,362
Distribution fee--Class D (Note 5)                         6,649
Amortization of organization costs (Note 1)                3,133
Miscellaneous                                              1,935
                                                       ----------
                                                         171,984
Expenses borne by the Distributor (Note 3)              (131,495)
                                                       ----------
                                                          40,489
                                                       ----------
Net investment income                                    274,951
                                                       ----------
Realized and Unrealized Gain on Investments
Net realized gain on investments (Notes 1 and 4)          29,561
Net unrealized appreciation of investments               573,648
                                                       ----------
Net gain on investments                                  603,209
                                                       ----------
Net increase in net assets resulting from
operations                                             $ 878,160
                                                       ==========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH FLORIDA TAX-FREE FUND

Statement of Changes in Net Assets

                                         Six months
                                            ended
                                          June 30,         Year ended
                                            1995          December 31,
                                         (Unaudited)          1994
------------------------------------     ------------   ----------------
Increase (Decrease) in Net Assets
Operations:
Net investment income                    $   274,951      $   521,943
Net realized gain (loss) on
investments*                                  29,561         (595,926)
Net unrealized appreciation
(depreciation) of investments                573,648         (385,696)
                                         ------------   ----------------
Net increase (decrease) resulting
from operations                              878,160         (459,679)
                                         ------------   ----------------
Dividends from net investment
income:
 Class A                                     (91,516)        (177,518)
 Class B                                     (63,209)         (97,739)
 Class C                                     (92,580)        (161,153)
 Class D                                     (29,814)         (49,113)
                                         ------------   ----------------
                                            (277,119)        (485,523)
                                         ------------   ----------------
Distribution from net realized
gains:
 Class A                                        --             (7,179)
 Class B                                        --             (5,693)
 Class C                                        --             (6,498)
 Class D                                        --             (2,648)
                                         ------------   ----------------
                                                --            (22,018)
                                         ------------   ----------------
Net increase (decrease) from fund
share transactions (Note 7)                 (523,539)       1,975,558
                                         ------------   ----------------
Total increase in net assets                  77,502        1,008,338

Net Assets
Beginning of period                       11,116,796       10,108,458
                                         ------------   ----------------
End of period (including
undistributed net investment income
of $38,342 and $40,510,
respectively)                            $11,194,298      $11,116,796
                                         ============   ================
*Net realized loss for Federal
income tax purposes
(Note 1)                                 $   (73,892)     $  (492,473)
                                         ============   ================

The accompanying notes are an integral part of the financial statements.

Notes to Unaudited Financial Statements
June 30, 1995

Note 1
State Street Research Florida Tax-Free Fund (the "Fund"), is a series of State Street Research Tax-Exempt Trust (the "Trust"), formerly MetLife-State Street Tax-Exempt Trust, which was organized as a Massachusetts business trust in December, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in August, 1993. Five series of the Trust are publicly offered: State Street Research Florida Tax-Free Fund, State Street Research California Tax-Free Fund, State Street Research Tax-Exempt Fund, State Street Research New York Tax-Free Fund and State Street Research Pennsylvania Tax-Free Fund.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay a service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
Tax-exempt securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term obligations are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income
Net investment income is determined daily and consists of interest accrued and discount earned, less amortization of premium and the estimated daily expenses of the Fund. Interest income is accrued daily as earned. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

STATE STREET RESEARCH FLORIDA TAX-FREE FUND

D. Dividends
Dividends are declared daily by the Fund based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At December 31, 1994, the Fund had a capital loss carryforward of $492,473 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on December 31, 2002.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1994 through December 31, 1994 the Fund incurred net capital losses of $103,453 and intends to defer and treat such losses as arising in the fiscal year ending December 31, 1995.

F. Deferred Organization Costs
Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

Note 2
The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.55% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the six months ended June 30, 1995, the fees pursuant to such agreement amounted to $31,034.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly-owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the six months ended June 30, 1995, the amount of such expenses was $7,192.

The fees of the Trustees not currently affiliated with the Adviser amounted to $6,860 during the six months ended June 30, 1995.

Note 3
The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the six months ended April 30, 1995, the amount of such expenses assumed by the Distributor and its affiliates was $131,495.

Note 4
For the six months ended June 30, 1995, purchases and sales of securities, exclusive of short-term obligations, aggregated $2,753,030 and $3,356,932, respectively.

Note 5
The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the six months ended June 30, 1995, fees pursuant to such plan amounted to $4,372, $15,362 and $6,649 for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of Metropolitan, earned initial sales charges aggregating $215 and $273, respectively, on sales of Class A shares of the Fund during the six months ended June 30, 1995, and that MetLife Securities, Inc. earned commissions aggregating $3,016 on sales of Class B shares and that the Distributor collected contingent deferred sales charges of $11,075 and $996 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 6
Under normal circumstances at least 80% of the Fund's net assets will be invested in Florida Municipal Obligations. Certain proposed Florida constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting Florida Municipal Obligations. Also, the Fund is able to invest up to 25% of total assets in a single industry. Accordingly, the Fund's investments may be subject to greater risk than those in a fund with more restrictive concentration limits.

At June 30, 1995, investments totalling 27.6% and 14.0% of the Fund's net assets were insured as to the timely payment of principal and interest by Municipal Bond Investors Assurance Corp. (MBIA) and Financial Guaranty Insurance Co. (FGIC), respectively.

STATE STREET RESEARCH FLORIDA TAX-FREE FUND
Notes (cont'd)

Note 7
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At June 30, 1995, Metropolitan owned 52,486 Class A shares, 52,486 Class B shares, 367,407 Class C shares and 52,486 Class D shares of the Fund and the Adviser owned one share of each of Class A, Class B, Class C and Class D of the Fund.

Share transactions were as follows:

                                           Six months ended
                                             June 30, 1995              Year ended
                                              (Unaudited)           December 31, 1994
                                          --------------------   ------------------------
Class A                                  Shares      Amount       Shares       Amount
-------------------------------------     -------    ---------    --------   ------------
Shares sold                               11,229    $ 105,358     189,827    $ 1,764,291
Issued upon reinvestment of:
 Distribution from net realized gains       --          --            170          1,513
 Dividends from net investment income      3,488       31,441       9,370         86,293
Shares repurchased                       (66,523)    (617,909)   (158,734)    (1,446,156)
                                          -------    ---------    --------   ------------
Net increase (decrease)                  (51,806)   $(481,110)     40,633    $   405,941
                                          =======    =========    ========   ============
Class B                                  Shares     Amount       Shares      Amount
-------------------------------------     -------    ---------    --------   ------------
Shares sold                               35,784    $ 325,567     197,912    $ 1,841,260
Issued upon reinvestment of:
 Distribution from net realized gains       --          --            236          2,104
 Dividends from net investment income      2,699       24,126       5,265         48,194
Shares repurchased                       (30,794)    (288,816)    (54,070)      (493,819)
                                          -------    ---------    --------   ------------
Net increase                               7,689    $  60,877     149,343    $ 1,397,739
                                          =======    =========    ========   ============
Class C                                  Shares     Amount       Shares      Amount
-------------------------------------     -------    ---------    --------   ------------
Shares sold                                  274    $   2,549         393    $     3,651
Issued upon reinvestment of:
 Distribution from net realized gains       --          --            728          6,490
 Dividends from net investment income         12          109          11             96
                                          -------    ---------    --------   ------------
Net increase                                 286    $   2,658       1,132    $    10,237
                                          =======    =========    ========   ============
Class D                                  Shares     Amount       Shares      Amount
-------------------------------------     -------    ---------    --------   ------------
Shares sold                                  113    $   1,032      31,855    $   293,877
Issued upon reinvestment of:
 Distribution from net realized gains       --          --            174          1,547
 Dividends from net investment income        681        6,322       1,169         10,741
Shares repurchased                       (12,171)    (113,318)    (15,874)      (144,524)
                                          -------    ---------    --------   ------------
Net increase (decrease)                  (11,377)   $(105,964)     17,324    $   161,641
                                          =======    =========    ========   ============

STATE STREET RESEARCH FLORIDA TAX-FREE FUND

Financial Highlights
For a share outstanding throughout each period.

                                         Class A                                      Class B
                         ----------------------------------------   ------------------------------------------
                         Six months                                  Six months
                            ended                                       ended
                          June 30,        Year ended                  June 30,        Year ended
                            1995         December 31,                   1995         December 31,
                         (Unaudited)         1994         1993**     (Unaudited)         1994          1993**
 --------------------    ------------    --------------    ------    ------------    --------------   --------
Net asset value,
beginning of period       $8.92              $9.74         $9.55        $8.92            $9.74          $9.55
Net investment
income*                     .24                .45           .13          .21              .37            .11
Net realized and
unrealized gain
(loss) on
investments                 .48               (.83)          .20          .47             (.82)           .20
Dividends from net
investment income          (.24)              (.42)         (.13)        (.21)            (.35)          (.11)
Distribution from
net realized gains           --               (.02)         (.01)          --             (.02)          (.01)
                         ------------    --------------    ------    ------------    --------------   --------
Net asset value, end
of period                 $9.40              $8.92         $9.74        $9.39            $8.92          $9.74
                         ============    ==============    ======    ============    ==============   ========
Total return               8.13%+++          (4.02)%+       3.46%+++     7.62%+++        (4.73)%+        3.21%+++
Net assets at end of
period (000s)            $3,325             $3,618        $3,554       $3,105           $2,879         $1,689
Ratio of operating
expenses to average
net assets*                0.50%++            0.50%         0.50%++      1.25%++          1.25%          1.25%++
Ratio of net
investment income to
average net assets*        5.09%++            4.81%         3.98%++      4.33%++          4.11%          3.14%++
Portfolio turnover
rate                      25.14%            119.46%        49.38%       25.14%          119.46%         49.38%
*Reflects voluntary
assumption of fees
or expenses per
share in each period
(Note 3).                  $.11             $  .17         $ .08        $ .11           $  .17          $ .09

                                         Class C                                      Class D
                         ----------------------------------------   ------------------------------------------
                         Six months                                  Six months
                            ended                                       ended
                          June 30,        Year ended                  June 30,        Year ended
                            1995         December 31,                   1995         December 31,
                         (Unaudited)         1994         1993**     (Unaudited)         1994          1993**
 --------------------    ------------    --------------    ------    ------------    --------------   --------
Net asset value,
beginning of period       $8.93              $9.74         $9.55        $8.92            $9.74          $9.55
Net investment
income*                     .25                .47           .15          .20              .37            .11
Net realized and
unrealized gain
(loss) on
investments                 .47               (.82)          .19          .49             (.82)           .20
Dividends from net
investment income          (.25)              (.44)         (.14)        (.21)            (.35)          (.11)
Distribution from
net realized gains           --               (.02)         (.01)          --             (.02)          (.01)
                         ------------    --------------    ------    ------------    --------------   --------
Net asset value, end
of period                 $9.40              $8.93         $9.74        $9.40            $8.92          $9.74
                         ============    ==============    ======    ============    ==============   ========
Total return               8.14%+++          (3.67)%+       3.55%+++     7.74%+++        (4.73)%+        3.21%+++
Net assets at end of
period (000s)            $3,462             $3,283        $3,573       $1,302           $1,337         $1,292
Ratio of operating
expenses to average
net assets*                0.25%++            0.25%         0.25%++      1.25%++          1.25%          1.25%++
Ratio of net
investment income to
average net assets*        5.34%++            5.05%         3.97%++      4.35%++          4.06%          3.12%++
Portfolio turnover
rate                      25.14%            119.46%        49.38%       25.14%          119.46%         49.38%
*Reflects voluntary
assumption of fees
or expenses per
share in each period
(Note 3).                  $.11               $.17          $.10         $.11             $.17           $.09

 ** August 10, 1993 (commencement of operations) to December 31, 1993.
 ++ Annualized.
 + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

State Street Research Pennsylvania Tax-Free Fund
Investment Portfolio
June 30, 1995 (Unaudited)

                                                         Principal    Maturity         Value
                                                           Amount       Date          (Note 1)
                                                          --------    ---------    --------------
MUNICIPAL BONDS 95.3%
General Obligation 27.8%
City of Bethlehem, Lehigh and Northampton Counties,
Pennsylvania, General Obligation Bonds, Series A of
1992, MBIA Insured, 6.00%                               $  600,000    6/01/2001      $  632,184

Commonwealth of Pennsylvania, General Obligation
Bonds, Second Series of 1994, (Refunding and
Projects), MBIA Insured, 5.00%                             500,000    6/15/2002         501,725

Puerto Rico Municipal Finance Agency, 1994 Series A
Bonds, FSA Insured, 5.30%                                  500,000    7/01/2002         513,790

Bradford Area School District, McKean County,
Pennsylvania, General Obligation Bonds, Series of
1994, FGIC Insured, 6.00%                                  500,000   10/01/2004         523,730

County of Bucks, Pennsylvania, General Obligation
Bonds, Series of 1995, 7.00%                               500,000    5/01/2005         565,595

Bradford Area School District, McKean County,
Pennsylvania, General Obligation Bonds, Series of
1995, FGIC Insured, 5.00%                                  500,000   10/01/2005         492,095

County of Cambria, Pennsylvania, General Obligation
Bonds, Series of 1994, FGIC Insured, 5.875%                500,000    8/15/2008         512,885

County of Allegheny, Pennsylvania, General Obligation
Bonds, Series C-44, FGIC Insured, 5.30%                    435,000    6/01/2010         419,349

Fox Chapel Area School District, Allegheny County,
Pennsylvania, General Obligation Bonds, Refunding
Series of 1993, 5.50%                                      500,000    8/15/2010         482,565
                                                                                   --------------
                                                                                      4,643,918
                                                                                   --------------
College & University 4.4%
Delaware County Authority, (Commonwealth of
Pennsylvania), (Villanova University), Revenue Bonds,
Series of 1995, AMBAC Insured, 5.25%                       500,000    8/01/2006         494,610

Pennsylvania Higher Educational Facilities Authority,
(Commonwealth of Pennsylvania), (University of
Pennsylvania), Revenue Bonds, Series A, 5.60%              250,000    9/01/2010         244,983
                                                                                   --------------
                                                                                        739,593
                                                                                   --------------
Highway & Transportation Revenue 4.5%
Southeastern Pennsylvania Transportation Authority,
Special Revenue Bonds, Series of 1995A, 6.50%              200,000    3/01/2005         217,776

Puerto Rico Highway and Transportation Authority,
Highway Revenue Refunding Bonds, Series V, 6.375%          500,000    7/01/2008         535,935
                                                                                   --------------
                                                                                        753,711
                                                                                   --------------
Hospital/Health Care 12.1%
Scranton-Lackawanna Health and Welfare Authority,
Revenue Bonds, Series A of 1994, (Allied Services
Rehabilitation Hospitals Project), 6.60%                   500,000    7/15/2000         504,055

Montgomery County Higher Education and Health
Authority, Pennsylvania, Northwestern Corp., 6.50%       1,140,000    6/01/2004       1,184,357

The Lebanon County Good Samaritan Hospital Authority,
Lebanon County, Pennsylvania, Hospital Revenue Bonds,
Series of 1993, (The Good Samaritan Hospital
Project), 5.55%                                            350,000   11/15/2004         336,396
                                                                                   --------------
                                                                                      2,024,808
                                                                                   --------------
The accompanying notes are an integral part of the financial statements.

                                      2

State Street Research Pennsylvania Tax-Free Fund
Investment Portfolio (cont'd)
                                                         Principal    Maturity         Value
                                                           Amount       Date          (Note 1)
                                                          --------    ---------    --------------
Industrial Development 5.2%
Montgomery County Industrial Development Authority,
Health Facilities Revenue Bonds, Series of 1993,
(ECRI Project), 6.40%                                   $  855,000    6/01/2003     $   872,433
                                                                                   --------------
Lease Revenue 6.2%
Pennsylvania Convention Center Authority, Refunding
Revenue Bonds, 1994 Series A, 6.25%                      1,000,000    9/01/2004       1,037,980
                                                                                   --------------
Life Care 2.9%
Delaware County Industrial Development Authority,
Revenue Bonds, Series of 1994, (Martins Run), 5.75%        500,000   12/15/2003         487,920
                                                                                   --------------
Public Facilities 3.2%
Puerto Rico Public Facilities, Government Facilities
Revenue Bonds, Series A, 6.25%                             500,000    7/01/2010         533,185
                                                                                   --------------
Single-Family Housing 8.9%
Pennsylvania Housing Finance Agency, Single Family
Mortgage Revenue Bonds, Series 1994-41B (AMT), 5.50%       410,000    4/01/2001         409,561

Pennsylvania Housing Finance Agency, Single Family
Mortgage Revenue Bonds, Series 1994-39B (AMT), 6.00%       360,000    4/01/2003         366,192

Pennsylvania Housing Finance Agency, Single Family
Mortgage Revenue Bonds, Series 1994-39B (AMT), 6.00%       375,000   10/01/2003         381,780

Pennsylvania Housing Finance Agency, Single Family
Mortgage Revenue Bonds, Series 1994-38 (Non-AMT),
5.50%                                                      330,000    4/01/2005         321,483
                                                                                   --------------
                                                                                      1,479,016
                                                                                   --------------
Special/Sales Tax Revenue 5.0%
Allegheny County, Pennsylvania, Redevelopment
Authority Refunding Bonds, Home Improvement Loan,
5.20%                                                      270,000    8/01/2003         263,563

Pennsylvania Intergovernmental Cooperation Authority,
Special Tax Revenue Refunding Bonds, (City of
Philadelphia Funding Program), Series of 1994, MBIA
Insured, 7.00%                                             500,000    6/15/2004         563,685
                                                                                   --------------
                                                                                        827,248
                                                                                   --------------
Structured Financings 6.3%
Pennsylvania Economic Development Financing
Authority, Resource Recovery Revenue Bonds, (Colver
Project), Series 1994D, 7.05%                            1,000,000   12/01/2010       1,051,950
                                                                                   --------------
Water & Sewer 8.8%
Allegheny County Sanitary Authority, Allegheny
County, Pennsylvania, Sewer Revenue Bonds, Series B
of 1994, MBIA Insured, 5.25%                               500,000   12/01/2001         511,695

Wyoming Valley Sanitary Authority, (Luzerne County,
Pennsylvania), Sewer Revenue Bonds, Series of 1993,
FSA Insured, 4.40%                                         500,000   11/15/2002         474,890

Bucks County Water and Sewer Authority, Bucks County,
Pennsylvania, Collection Sewer System Sewer Revenue
Bonds, Series of 1994, FGIC Insured, 6.15%                 455,000    12/01/2005        478,683
                                                                                   --------------
                                                                                      1,465,268
                                                                                   --------------
Total Municipal Bonds (Cost $15,633,549)                                             15,917,030
                                                                                   --------------
The accompanying notes are an integral part of the financial statements.

State Street Research Pennsylvania Tax-Free Fund
                                                                 Principal     Maturity        Value
                                                                   Amount        Date         (Note 1)
                                                                  -------     ----------    ------------
SHORT-TERM OBLIGATIONS 3.0%
Delaware State Economic Development Authority, (Delmarva Power
and Light Company Project), Revenue Bonds, 3.65%                  $100,000  10/01/2017++    $   100,000

California Pollution Control Financing Authority, (Burney
Forest Products Project), Revenue Bonds, 3.65%                     100,000   9/01/2020++        100,000

Los Angeles, California, Regional Airports, Corporate Lease
Revenue Bonds, Series E, 4.25%                                     300,000  12/01/2024++        300,000
                                                                                            ------------
Total Short-Term Obligations (Cost $500,000)                                                    500,000
                                                                                            ------------
Total Investments (Cost $16,133,549)--98.3%                                                  16,417,030
Cash and Other Assets, Less Liabilities--1.7%                                                   275,968
                                                                                            ------------
Net Assets--100.0%                                                                          $16,692,998
                                                                                            ============
Federal Income Tax Information:
At June 30, 1995, the net unrealized appreciation of investments based on cost for
Federal income tax purposes of $16,133,549 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess
of value over tax cost                                                                      $   364,230

Aggregate gross unrealized depreciation for all
investments in which there is an excess of tax
cost over value                                                                                 (80,749)
                                                                                            ------------
                                                                                            $   283,481
                                                                                            ============

++Interest rates on these obligations may change daily.

Statement of Assets and Liabilities
June 30,1995 (Unaudited)

Assets
Investments, at value (Cost $16,133,549) (Note 1)                                           $16,417,030
Cash                                                                                             32,395
Receivable for securities sold                                                                1,130,507
Interest receivable                                                                             217,566
Receivable from Distributor (Note 3)                                                             24,871
Receivable for fund shares sold                                                                   2,961
Deferred organization costs and other assets (Note 1)                                            15,673
                                                                                            ------------
                                                                                             17,841,003
Liabilities
Payable for securities purchased                                                              1,039,569
Dividends payable                                                                                33,677
Payable for fund shares redeemed                                                                 10,068
Accrued management fee (Note 2)                                                                   7,583
Accrued distribution fee (Note 5)                                                                 6,478
Accrued trustees' fees (Note 2)                                                                   6,275
Accrued transfer agent and shareholder services (Note 2)                                            978
Other accrued expenses                                                                           43,377
                                                                                            ------------
                                                                                              1,148,005
                                                                                            ------------
                                                                                            $16,692,998
                                                                                            ============
Net Assets
Net Assets consist of:
 Undistributed net investment income                                                        $    60,642
 Unrealized appreciation of investments                                                         283,481
 Accumulated net realized loss                                                                 (696,820)
 Shares of beneficial interest                                                               17,045,695
                                                                                            ------------
                                                                                            $16,692,998
                                                                                            ============
Net Asset Value and redemption price per share of Class A shares ($7,149,719 / 762,257
 shares of beneficial interest)                                                                    $9.38
                                                                                            ============
Maximum Offering Price per share of Class A shares ($9.38 / .955)                                  $9.82
                                                                                            ============
Net Asset Value and offering price per share of Class B shares ($4,951,222 / 528,091
 shares of beneficial interest)*                                                                   $9.38
                                                                                            ============
Net Asset Value, offering price and redemption price per share of Class C shares
 ($3,456,392 / 368,283 shares of beneficial interest)                                              $9.39
                                                                                            ============
Net Asset Value and offering price per share of Class D shares ($1,135,665 / 121,100
 shares of beneficial interest)*                                                                   $9.38
                                                                                            ============

*Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

State Street Research Pennsylvania Tax-Free Fund

Statement of Operations
For the six months ended June 30, 1995 (Unaudited)

Investment Income
Interest                                                 $  479,701
Expenses
Custodian fee                                                49,024
Management fee (Note 2)                                      44,959
Transfer agent and shareholder services (Note 2)             31,004
Reports to shareholders                                       9,560
Audit fee                                                     7,414
Trustees' fees (Note 2)                                       6,649
Distribution fee--Class A (Note 5)                            8,896
Distribution fee--Class B (Note 5)                           23,672
Distribution fee--Class D (Note 5)                            5,555
Legal fees                                                    4,690
Amortization of organization costs (Note 1)                   2,702
Registration fees                                             2,095
Miscellaneous                                                 4,599
                                                         ----------
                                                            200,819
Expenses borne by the Distributor (Note 3)                 (141,299)
                                                         ----------
                                                             59,520
                                                         ----------
Net investment income                                       420,181
                                                         ----------
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments (Notes 1 and 4)           (213,952)
Net unrealized appreciation of investments                  956,231
                                                         ----------
Net gain on investments                                     742,279
                                                         ----------
Net increase in net assets resulting from operations     $1,162,460
                                                         ==========

Statement of Changes in Net Assets

                                                            Six months
                                                              ended
                                                          June 30, 1995          Year ended
                                                           (Unaudited)        December 31, 1994
                                                         ---------------     --------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income                                      $   420,181           $   709,149
Net realized loss on investments*                             (213,952)             (482,830)
Net unrealized appreciation (depreciation) of
 investments                                                   956,231              (783,954)
                                                         ---------------     --------------------
Net increase (decrease) resulting from operations            1,162,460              (557,635)
                                                         ---------------     --------------------
Dividends from net investment income:
 Class A                                                      (190,574)             (289,886)
 Class B                                                      (109,239)             (167,608)
 Class C                                                       (94,872)             (163,900)
 Class D                                                       (25,857)              (40,841)
                                                         ---------------     --------------------
                                                              (420,542)             (662,235)
                                                         ---------------     --------------------
Net increase (decrease) from fund share transactions
 (Note 7)                                                     (379,967)            5,961,498
                                                         ---------------     --------------------
Total increase in net assets                                   361,951             4,741,628
Net Assets
Beginning of period                                         16,331,047            11,589,419
                                                         ---------------     --------------------
End of period (including undistributed net investment
 income of $60,642 and $61,003 respectively)               $16,692,998           $16,331,047
                                                         ===============     ====================
*Net realized loss for Federal income tax purposes
(Note 1)                                                   $  (329,022)          $  (367,760)
                                                         ===============     ====================
The accompanying notes are an integral part of the financial statements.

State Street Research Pennsylvania Tax-Free Fund
Notes to Unaudited Financial Statements
June 30, 1995
Note 1

State Street Research Pennsylvania Tax-Free Fund (the "Fund"), is a series of State Street Research Tax-Exempt Trust (the "Trust), formerly MetLife-State Street Tax-Exempt Trust, which was organized as a Massachusetts business trust in December, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in August, 1993. Five series of the Trust are publicly offered: State Street Research Pennsylvania Tax-Free Fund, State Street Research California Tax-Free Fund, State Street Research Tax-Exempt Fund, State Street Research New York Tax-Free Fund and State Street Research Florida Tax-Free Fund.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay a service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, relating specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generallly accepted accounting principles for investment companies.

A. Investment Valuation
Tax-exempt securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term obligations are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income
Net investment income is determined daily and consists of interest accrued and discount earned, less amortization of premium and the estimated daily expenses of the Fund. Interest income is accrued daily as earned. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends
Dividends are declared daily by the Fund based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At December 31, 1994, the Fund had a capital loss carryforward of $367,760 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on December 31, 2002.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1994 through December 31, 1994 the Fund incurred net capital losses of $115,070 and intends to defer and treat such losses as arising in the fiscal year ending December 31, 1995.

F. Deferred Organization Costs
Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser 7 earns monthly fees at an annual rate of 0.55% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the six months ended June 30, 1995, the fees pursuant to such agreement amounted to $44,959.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly-owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the six months ended June 30, 1995, the amount of such expenses was $7,149.

The fees of the Trustees not currently affiliated with the Adviser amounted to $6,649 during the six months ended June 30, 1995.

State Street Research Pennsylvania Tax-Free Fund
Notes (cont'd)

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the six months ended June 30, 1995, the amount of such expenses assumed by the Distributor and its affiliates was $141,299.

Note 4

For the six months ended June 30, 1995, purchases and sales of securities, exclusive of short-term obligations, aggregated $5,961,118 and $6,705,323, respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average-daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the six months ended June 30, 1995, fees pursuant to such plan amounted to $8,896, $23,672 and $5,555, for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of Metropolitan, earned initial sales charges aggregating $2,452 and $17,160, respectively, on sales of Class A shares of the Fund during the six months ended June 30, 1995, and that MetLife Securities, Inc. earned commissions aggregating $11,780 on sales of Class B shares and that the Distributor collected contingent deferred sales charges aggregating $12,505 and $101 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 6

Under normal circumstances at least 80% of the Fund's net assets will be invested in Pennsylvania Municipal Obligations. Certain proposed Pennsylvania constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting Pennsylvania Municipal Obligations. Also, the Fund is able to invest up to 25% of total assets in a single industry. Accordingly, the Fund's investments may be subject to greater risk than those in a fund with more restrictive concentration limits.

At June 30, 1995, investments totalling 14.5% and 13.2% of the Fund's net assets were insured as to the timely payment of principal and interest by Financial Guaranty Insurance Co. (FGIC) and Municipal Bond Investors Assurance Corp. (MBIA), respectively.

State Street Research Pennsylvania Tax-Free Fund

Note 7

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At June 30, 1995, Metropolitan owned 52,405 Class A shares, 52,405 Class B shares, 366,838 Class C shares and 52,405 Class D shares of the Fund and the Adviser owned one share of each of Class A, Class B, Class C and Class D of the Fund.

Share transactions were as follows:

                                            Six months ended
                                              June 30, 1995               Year ended
                                               (Unaudited)            December 31, 1994
                                          ----------------------   ------------------------
Class A                                   Shares       Amount       Shares        Amount
-------------------------------------     --------    ----------    --------   ------------
Shares sold                                96,398   $   856,161     587,081    $ 5,508,772
Issued upon reinvestment of dividends       9,891        92,290      20,093        184,678
Shares repurchased                       (161,591)   (1,454,409)   (159,050)    (1,460,714)
                                          --------    ----------    --------   ------------
Net increase (decrease)                   (55,302)  $  (505,958)    448,124    $ 4,232,736
                                          ========    ==========    ========   ============
Class B                                   Shares       Amount       Shares        Amount
-------------------------------------     --------    ----------    --------   ------------
Shares sold                                47,104   $   437,179     209,557    $ 1,964,524
Issued upon reinvestment of dividends       5,991        55,832      12,037        110,843
Shares repurchased                        (38,556)     (358,217)    (68,255)      (631,498)
                                          --------    ----------    --------   ------------
Net increase                               14,539   $   134,794     153,339    $ 1,443,869
                                          ========    ==========    ========   ============
Class C                                   Shares       Amount       Shares        Amount
-------------------------------------     --------    ----------    --------   ------------
Shares sold                                   227   $     2,086          --    $        --
Issued upon reinvestment of dividends          29           271         279          2,581
Shares repurchased                           (217)       (2,067)         --             --
                                          --------    ----------    --------   ------------
Net increase                                   39   $       290         279    $     2,581
                                          ========    ==========    ========   ============
Class D                                   Shares       Amount       Shares        Amount
-------------------------------------     --------    ----------    --------   ------------
Shares sold                                    85   $       754      43,441    $   409,646
Issued upon reinvestment of dividends       1,264        11,548       2,057         18,919
Shares repurchased                         (2,319)      (21,395)    (15,770)      (146,253)
                                          --------    ----------    --------   ------------
Net increase (decrease)                      (970)  $    (9,093)     29,728    $   282,312
                                          ========    ==========    ========   ============

State Street Research Pennsylvania Tax-Free Fund
Financial Highlights
For a share outstanding throughout each period:

                                                Class A                               Class B
                                  ----------------------------------    ------------------------------------
                                     Six
                                   months                               Six months
                                    ended                                  ended
                                  June 30,      Year ended               June 30,      Year ended
                                    1995       December 31,                1995         December
                                (Unaudited)        1994       1993**    (Unaudited)     31, 1994      1993**
                                  --------   -------------     -----   -----------    -----------    ------
Net asset value, beginning of
 period                             $8.97          $9.74       $9.55       $8.96          $9.73        $9.55
Net investment income*                .25            .44         .14         .21            .38          .11
Net realized and unrealized
 gain (loss) on investments           .41           (.79)        .20         .42           (.80)         .19
Dividends from net investment
 income                              (.25)          (.42)       (.14)       (.21)          (.35)        (.11)
Distribution from net realized
 gains                                 --             --        (.01)         --             --         (.01)
                                   --------   -------------     -----   -----------    -----------    ------
Net asset value, end of period      $9.38          $8.97       $9.74       $9.38          $8.96        $9.73
                                   ========   =============     =====   ===========    ===========    ======
Total return                         7.37%+++      (3.60)%+     3.52%+++    7.10%+++      (4.36)%+      3.19%+++
Net assets at end of period
 (000s)                            $7,150         $7,330      $3,598      $4,951         $4,603       $3,506
Ratio of operating expenses to
 average net assets*                 0.50%++        0.50%       0.50%++     1.25%++        1.25%        1.25%++
Ratio of net investment income
 to average net assets*              5.36%++        4.93%       4.21%++     4.61%++        4.14%        3.45%++
Portfolio turnover rate             37.02%         80.90%      26.18%      37.02%         80.90%       26.18%
*Reflects voluntary assumption
 of fees or expenses per share
 in each period (Note 3).            $.08           $.15        $.09        $.08           $.15         $.09

                                                Class C                               Class D
                                  ----------------------------------    ------------------------------------
                                     Six
                                   months                               Six months
                                    ended                                  ended
                                  June 30,      Year ended               June 30,      Year ended
                                    1995       December 31,                1995         December
                                (Unaudited)        1994       1993**    (Unaudited)     31, 1994      1993**
 ------------------------------    --------   -------------     -----   -----------    -----------    ------
Net asset value, beginning of
 period                             $8.97          $9.74       $9.55       $8.97          $9.74        $9.55
Net investment income*                .26            .47         .17         .21            .38          .12
Net realized and unrealized
 gain (loss) on investments           .42           (.79)        .17         .41           (.80)         .19
Dividends from net investment
 income                              (.26)          (.45)       (.14)       (.21)          (.35)        (.11)
Distribution from net realized
 gains                                 --             --        (.01)         --             --         (.01)
                                   --------   -------------     -----   -----------    -----------    ------
Net asset value, end of period      $9.39          $8.97       $9.74       $9.38          $8.97        $9.74
                                   ========   =============     =====   ===========    ===========    ======
Total return                         7.62%+++      (3.37)%+     3.60%+++    6.98%+++      (4.33)%+      3.26%+++
Net assets at end of period
 (000s)                            $3,456         $3,304      $3,585      $1,136         $1,095         $899
Ratio of operating expenses to
 average net assets*                 0.25%++        0.25%       0.25%++     1.25%++        1.25%        1.25%++
Ratio of net investment income
 to average net assets*              5.60%++        5.10%       4.52%++     4.61%++        4.13%        3.49%++
Portfolio turnover rate             37.02%         80.90%      26.18%      37.02%         80.90%       26.18%
*Reflects voluntary assumption
 of fees or expenses per share
 in each period (Note 3).            $.08           $.15        $.11        $.08           $.15         $.10

** August 10, 1993 (commencement of operations) to December 31, 1993.
++ Annualized.
+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

                     State Street Research Tax-Exempt Fund
        Pro-Forma Combining Schedule of Total Returns and Expense Ratios
                                  (Unaudited)

  As discussed in footnote 1 to the Pro-Forma Combining Financial Statements, it is possible that one or more of the Funds will not approve the merger, in which case the resulting Tax-Exempt Fund will be comprised only of those Funds that approve the merger. Presented below is combining pro-forma total return and expense ratio information for historical periods under all possible combination scenarios.

                                Six Months      Fiscal Year Ended December 31,
                                  Ended         ------------------------------
                             June 30, 1995(d)        1994             1993
                             --------------    --------------    -------------
Scenario 1--Tax-Exempt, CA, FL and PA
 Total Return (a):
  Class A                          7.72%            -6.67%           12.03%
  Class B                          7.23%            -7.38%            5.06%(c)
  Class C                          7.75%            -6.34%            5.29%(c)
  Class D                          7.21%            -7.36%            5.06%(c)

 Expense Ratio (b):
  Class A                          1.16%             1.18%            1.18%
  Class B                          1.91%             1.93%            1.93%(c)
  Class C                          0.91%             0.93%            0.94%(c)
  Class D                          1.91%             1.93%            1.97%(c)

Scenario 2--Tax-Exempt, CA and FL
 Total Return (a):
  Class A                          7.74%            -6.83%           12.06%
  Class B                          7.23%            -7.53%            5.12%(c)
  Class C                          7.76%            -6.50%            5.34%(c)
  Class D                          7.22%            -7.52%            5.11%(c)

 Expense Ratio (b):
  Class A                          1.16%             1.18%            1.18%
  Class B                          1.91%             1.93%            1.93%(c)
  Class C                          0.91%             0.93%            0.94%(c)
  Class D                          1.91%             1.93%            1.97%(c)

Scenario 3--Tax-Exempt, CA and PA
 Total Return (a):
  Class A                          7.70%            -6.76%           12.06%
  Class B                          7.21%            -7.47%            5.11%(c)
  Class C                          7.74%            -6.44%            5.33%(c)
  Class D                          7.19%            -7.46%            5.11%(c)

 Expense Ratio (b):
  Class A                          1.16%             1.18%            1.18%
  Class B                          1.91%             1.93%            1.93%(c)
  Class C                          0.91%             0.93%            0.94%(c)
  Class D                          1.91%             1.93%            1.97%(c)

Scenario 4--Tax-Exempt, FL and PA
 Total Return (a):
  Class A                          7.61%            -6.62%           12.06%
  Class B                          7.09%            -7.31%            5.08%(c)
  Class C                          7.63%            -6.28%            5.42%(c)
  Class D                          7.09%            -7.31%            5.07%(c)

 Expense Ratio (b):
  Class A                          1.16%             1.19%            1.20%
  Class B                          1.91%             1.94%            1.95%(c)
  Class C                          0.91%             0.94%            0.96%(c)
  Class D                          1.91%             1.94%            1.99%(c)

                     State Street Research Tax-Exempt Fund
        Pro-Forma Combining Schedule of Total Returns and Expense Ratios
                                  (Unaudited)

Scenario 5--Tax-Exempt and PA
 Total Return (a):
  Class A                          7.59%            -6.71%           12.09%
  Class B                          7.07%            -7.41%            5.13%(c)
  Class C                          7.61%            -6.38%            5.47%(c)
  Class D                          7.06%            -7.41%            5.12%(c)

 Expense Ratio (b):
  Class A                          1.16%             1.19%            1.20%
  Class B                          1.91%             1.94%            1.95%(c)
  Class C                          0.91%             0.94%            0.96%(c)
  Class D                          1.91%             1.94%            1.99%(c)

Scenario 6--Tax-Exempt and FL
 Total Return (a):
  Class A                          7.62%            -6.79%           12.09%
  Class B                          7.09%            -7.48%            5.14%(c)
  Class C                          7.63%            -6.45%            5.48%(c)
  Class D                          7.10%            -7.48%            5.13%(c)

 Expense Ratio (b):
  Class A                          1.16%             1.16%            1.20%
  Class B                          1.91%             1.91%            1.95%(c)
  Class C                          0.91%             0.91%            0.96%(c)
  Class D                          1.91%             1.91%            1.99%(c)

Scenario 7--Tax-Exempt and CA
 Total Return (a):
  Class A                          7.72%            -6.93%           12.08%
  Class B                          7.22%            -7.64%            5.17%(c)
  Class C                          7.74%            -6.60%            5.39%(c)
  Class D                          7.20%            -7.62%            5.16%(c)

 Expense Ratio (b):
  Class A                          1.16%             1.19%            1.18%
  Class B                          1.91%             1.94%            1.93%(c)
  Class C                          0.91%             0.94%            0.94%(c)
  Class D                          1.91%             1.94%            1.97%(c)

(a) Total return is based on the change in net asset value during the period and assumes the reinvestment of distributions at actual reinvestment prices and does not reflect sales charges. The combining pro-forma total returns were computed assuming the applicable Funds had been combined since their respective inception dates.
(b) The combining pro-forma expense ratios were computed assuming the applicable Funds had been combined since their respective inception dates. All expense ratios are annualized.
(c) June 7, 1993 (commencement of share class designations) to December 31,
    1993.
(d) The six months ended June 30, 1995 represent the latest semiannual reporting period for all Funds involved in the transaction.

                     State Street Research Tax-Exempt Fund
        Pro-Forma Combining Schedule of Total Returns and Expense Ratios
                                  (Unaudited)

  As discussed in footnote 1 to the Pro-Forma Combining Financial Statements, it is possible that one or more of the Funds will not approve the merger, in which case the resulting Tax-Exempt Fund will be comprised only of those Funds that approve the merger. Presented below is combining pro-forma total return and expense ratio information for historical periods under all possible combination scenarios.

                                Six Months      Fiscal Year Ended December 31,
                                  Ended         ------------------------------
                              June 30, 1995         1994             1993
                             --------------    --------------    -------------
Scenario 1--CA, FL and PA
 Total Return (a):
  Class A                          7.72%            -6.67%           12.03%
  Class B                          7.23%            -7.38%            5.06%(c)
  Class C                          7.75%            -6.34%            5.29%(c)
  Class D                          7.21%            -7.36%            5.06%(c)

 Expense Ratio (b):
  Class A                          1.16%             1.18%            1.18%
  Class B                          1.91%             1.93%            1.93%(c)
  Class C                          0.91%             0.93%            0.94%(c)
  Class D                          1.91%             1.93%            1.97%(c)

Scenario 2--CA and FL
 Total Return (a):
  Class A                          7.74%            -6.83%           12.06%
  Class B                          7.23%            -7.53%            5.12%(c)
  Class C                          7.76%            -6.50%            5.34%(c)
  Class D                          7.22%            -7.52%            5.11%(c)

 Expense Ratio (b):
  Class A                          1.16%             1.18%            1.18%
  Class B                          1.91%             1.93%            1.93%(c)
  Class C                          0.91%             0.93%            0.94%(c)
  Class D                          1.91%             1.93%            1.97%(c)

Scenario 3--CA and PA
 Total Return (a):
  Class A                          7.70%            -6.76%           12.06%
  Class B                          7.21%            -7.47%            5.11%(c)
  Class C                          7.74%            -6.44%            5.33%(c)
  Class D                          7.19%            -7.46%            5.11%(c)

 Expense Ratio (b):
  Class A                          1.16%             1.18%            1.18%
  Class B                          1.91%             1.93%            1.93%(c)
  Class C                          0.91%             0.93%            0.94%(c)
  Class D                          1.91%             1.93%            1.97%(c)

Scenario 4--FL and PA
 Total Return (a):
  Class A                          7.61%            -6.62%           12.06%
  Class B                          7.09%            -7.31%            5.08%(c)
  Class C                          7.63%            -6.28%            5.42%(c)
  Class D                          7.09%            -7.31%            5.07%(c)

 Expense Ratio (b):
  Class A                          1.16%             1.19%            1.20%
  Class B                          1.91%             1.94%            1.95%(c)
  Class C                          0.91%             0.94%            0.96%(c)
  Class D                          1.91%             1.94%            1.99%(c)

                     State Street Research Tax-Exempt Fund
        Pro-Forma Combining Schedule of Total Returns and Expense Ratios
                                  (Unaudited)

Scenario 5--PA
 Total Return (a):
  Class A                          7.59%            -6.71%           12.09%
  Class B                          7.07%            -7.41%            5.13%(c)
  Class C                          7.61%            -6.38%            5.47%(c)
  Class D                          7.06%            -7.41%            5.12%(c)

 Expense Ratio (b):
  Class A                          1.16%             1.19%            1.20%
  Class B                          1.91%             1.94%            1.95%(c)
  Class C                          0.91%             0.94%            0.96%(c)
  Class D                          1.91%             1.94%            1.99%(c)

Scenario 6--FL
 Total Return (a):
  Class A                          7.62%            -6.79%           12.09%
  Class B                          7.09%            -7.48%            5.14%(c)
  Class C                          7.63%            -6.45%            5.48%(c)
  Class D                          7.10%            -7.48%            5.13%(c)

 Expense Ratio (b):
  Class A                          1.16%             1.16%            1.20%
  Class B                          1.91%             1.91%            1.95%(c)
  Class C                          0.91%             0.91%            0.96%(c)
  Class D                          1.91%             1.91%            1.99%(c)

Scenario 7--CA
 Total Return (a):
  Class A                          7.72%            -6.93%           12.08%
  Class B                          7.22%            -7.64%            5.17%(c)
  Class C                          7.74%            -6.60%            5.39%(c)
  Class D                          7.20%            -7.62%            5.16%(c)

 Expense Ratio (b):
  Class A                          1.16%             1.19%            1.18%
  Class B                          1.91%             1.94%            1.93%(c)
  Class C                          0.91%             0.94%            0.94%(c)
  Class D                          1.91%             1.94%            1.97%(c)

(a) Total return is based on the change in net asset value during the period and assumes the reinvestment of distributions at actual reinvestment prices and does not reflect sales charges. The combining pro-forma total returns were computed assuming the applicable Funds had been combined since their respective inception dates.
(b) The combining pro-forma expense ratios were computed assuming the applicable Funds had been combined since their respective inception dates. All expense ratios are annualized.
(c) June 7, 1993 (commencement of share class designations) to December 31,
    1993.

                      State Street Research Tax-Exempt Fund
                  Pro Forma Combining Portfolio of Investments
                                  June 30, 1995
                                   (Unaudited)

                    Principal Amount                      Description                                Value
----------------------------------------------------- ----------------------- -----------------------------------------------------
           California  Florida Pennsylvania Pro Forma                                    California Florida  Pennsylvania Pro Forma
Tax-Exempt  Tax-Free  Tax-Free   Tax-Free   Combined                          Tax-Exempt  Tax-Free  Tax-Free   Tax-Free    Combined
---------- ---------- -------- ------------ ---------                         ---------- ---------- -------- ------------ ---------
Municipal Bonds 95.8%
California 18.8%
$3,410,000 $        0 $      0 $        0 $3,410,000 California Pollution Control
                                                     Financing Authority, Pollution
                                                     Control Revenue Bonds,
                                                     (Southern California Edison
                                                     Company) 1988 Series A,
                                                     Subject to AMT,
                                                     6.90%, 9/01/2006         $3,603,995  $      0 $       0 $       0   $3,603,995

 4,790,000          0        0          0  4,790,000 Southern California Public
                                                     Power Authority, San Juan
                                                     Project, Series A,
                                                     5.375%, 1/01/2011         4,518,359         0         0         0    4,518,359

 4,000,000          0        0          0  4,000,000 Rancho California Water
                                                     District Financing Authority,
                                                     Revenue Refunding Bonds,
                                                     AMBAC Insured, Series
                                                     1994, 5.00%, 8/15/2014    3,531,920         0         0         0    3,531,920

 1,500,000    500,000        0          0  2,000,000 San Francisco Bay Area Rapid
                                                     Transit District, Sales
                                                     Tax Revenue Bonds FGIC
                                                     Insured, Series 1995, 5.50%,
                                                     7/01/2015                 1,406,700   468,900         0         0    1,875,600

 2,000,000          0        0          0  2,000,000 East Bay Municipal Utility
                                                     District Water System, Revenue
                                                     Refunding Bonds, Series 1993,
                                                     5.00%, 6/01/2021          1,717,580         0         0         0    1,717,580

 6,100,000          0        0          0  6,100,000 Los Angeles County
                                                     Metropolitan Transit
                                                     Authority, Sales Tax Revenue
                                                     Refunding Bonds, Series A,
                                                     5.00%, 7/01/2021          5,237,765         0         0         0    5,237,765

 2,395,000          0        0          0  2,395,000 San Francisco City & County
                                                     Sewer and Water Revenue
                                                     Refunding Bonds, FGIC
                                                     Insured, 5.375%,
                                                     10/01/2022                2,168,433         0         0         0    2,168,433

 5,000,000          0        0          0  5,000,000 University of California,
                                                     Board of Regents, Refunding
                                                     Revenue Bonds, (Multiple
                                                     Purpose Projects), Series
                                                     C, AMBAC Insured, 5.00%
                                                     9/01/2023                 4,269,950         0         0         0    4,269,950

 3,000,000  1,000,000        0          0  4,000,000 San Joaquin Hills Transportation
                                                     Corridor Agency, (Orange County,
                                                     California), Senior Lien Toll
                                                     Road Revenue Bonds, 7.00%,
                                                     1/01/2030                 3,045,570 1,015,190         0         0    4,060,760

 5,000,000          0        0          0  5,000,000 Foothill/Eastern Transportation
                                                     Corridor Agency, Convertible Toll
                                                     Road Revenue Bonds, 5.00%,
                                                     1/01/2035                 3,818,750         0         0         0    3,818,750

         0    300,000        0          0    300,000 State of California,
                                                     Various Purpose, General
                                                     Obligation Bonds, 7.00%,
                                                     8/01/2008                         0   335,874         0         0      335,874


California (cont'd)
$        0 $  500,000 $      0  $       0 $  500,000 City and County of San
                                                     Francisco, General Obligation
                                                     Bonds, Series 1991 A,
                                                     (Various Purpose Projects),
                                                     6.50%, 12/15/2010        $        0 $ 515,405  $      0         0    $ 515,405

         0    500,000        0          0    500,000 Santa Monica-Malibu
                                                     Unified School District,
                                                     Los Angeles County,
                                                     California, General Obligation
                                                     Bonds, Series 1993,
                                                     5.50%, 8/01/2013                  0   471,050        0          0      471,050

         0  1,000,000        0          0  1,000,000 Puerto Rico Municipal Finance
                                                     Agency, 1994 Series A Bonds,
                                                     FSA Insured, 6.00%, 7/01/2014     0  1,009,590       0          0    1,009,590

         0    500,000        0          0    500,000 Commonwealth of Puerto Rico,
                                                     Public Improvement
                                                     Refunding Bonds, (General
                                                     Obligation Bonds) Series
                                                     1995, MBIA Insured,
                                                     5.65%, 7/01/2015                  0   492,345        0          0      492,345

         0  1,000,000        0          0  1,000,000 Roseville Joint Union High
                                                     School District, 1992 General
                                                     Obligation Bonds, Series B,
                                                     FGIC Insured, 0.00%,
                                                     8/01/2015                         0   289,100        0          0      289,100

         0  1,000,000        0          0  1,000,000 County of Los Angeles,
                                                     Certificates of Participation,
                                                     Series A (Marina Del Ray), Los
                                                     Angeles County Capital Asset
                                                     Leasing Corporation,
                                                     6.50%, 7/01/2008                  0   979,430        0          0      979,430

         0    500,000        0          0    500,000 County of Marin Certificates of
                                                     Participation, (1991 Capital
                                                     Improvements Project),
                                                     6.375%, 8/01/2011                 0   518,290        0          0      518,290

         0  1,000,000        0          0  1,000,000 City of Stockton, Revenue
                                                     Certificates of Participation,
                                                     1995 Series A, (Wastewater
                                                     Treatment Plant Expansion), FGIC
                                                     Insured, 6.70%, 9/01/2014         0 1,069,660        0          0    1,069,660

         0    300,000        0          0    300,000 The Trustees of the California
                                                     State University Housing System,
                                                     1991 Housing System Refunding
                                                     Revenue Bonds, AMBAC Insured,
                                                     7.00%, 11/01/2011                 0   325,119        0          0      325,119

         0    500,000        0          0    500,000 University of California, Board
                                                     of Regents, Refunding
                                                     Revenue, (Multiple Purpose
                                                     Projects), Series C, AMBAC Insured,
                                                     5.00%, 9/01/2012                  0   447,350        0          0      447,350

         0  1,000,000        0          0  1,000,000 California Educational
                                                     Facilities Authority, Series
                                                     1994 Revenue Bonds
                                                     (Southwestern University
                                                     Project), 6.60%, 11/01/2014       0 1,032,890        0          0    1,032,890

         0    500,000        0          0    500,000 City of Duarte, California,
                                                     Certificates of Participation,
                                                     (Hope National Medical Center),
                                                     6.00%, 4/01/2008                  0   480,175        0          0      480,175


California (cont'd)
$        0 $1,000,000 $      0  $       0 $1,000,000 Santa Clara County Financing
                                                     Authority, (VMC Facility
                                                     Replacement Project), 1994
                                                     Series A Bonds, AMBAC Insured,
                                                     7.75%, 11/15/2008       $        0 $1,198,130  $     0  $       0   $1,198,130

         0    750,000        0          0    750,000 Puerto Rico Industrial,
                                                     Medical and Environmental
                                                     Pollution Control Facilities
                                                     Financing Authority,
                                                     Revenue Bonds, Series A,
                                                     6.25%, 11/15/2013                0    787,425        0          0      787,425

         0    600,000        0          0    600,000 California Pollution Control
                                                     Financing Authority,
                                                     Pollution Control
                                                     Revenue Bonds, (San Diego Gas &
                                                     Electric Company), 1991
                                                     Series A, Subject to AMT,
                                                     6.80%, 6/01/2015                 0    661,212        0          0      661,212

         0  1,500,000        0          0  1,500,000 State Public Works Board of
                                                     the State of California,
                                                     Lease Revenue Bonds,
                                                     (Department of Justice
                                                     Building), 1995 Series A,
                                                     5.625%, 5/01/2020                0  1,393,080        0          0    1,393,080

         0  1,100,000        0          0  1,100,000 Sacramento Municipal Utility
                                                     District, Electric Revenue
                                                     Refunding Bonds, 1991 Series Z,
                                                     FGIC Insured,
                                                     6.35%, 7/01/2005                 0  1,062,950        0          0    1,062,950

         0    250,000        0          0    250,000 Northern California Power
                                                     Agency, Geothermal Project Number 3,
                                                     Revenue Bonds, 1987 Refunding,
                                                     Series A, Pre-Refunded to
                                                     7/1/96 @ 101.5,
                                                     7.00%, 7/01/2007                 0    259,425        0          0      259,425

         0    200,000        0          0    200,000 Fresno, California Water
                                                     Systems, Revenue Bonds, 1990
                                                     Series A, Pre-Refunded to
                                                     6/1/98 @ 102,
                                                     7.25%, 6/01/2010                 0    219,752        0          0      219,752

         0    250,000        0          0    250,000 Alameda Unified School District,
                                                     Unlimited Tax, Alameda County,
                                                     California, General
                                                     Obligation Bonds, Series 1989,
                                                     Subject to Crossover
                                                     Refunding 7/1/99 @ 102,
                                                     7.00%, 7/01/2014                 0    277,242        0          0      277,242

         0    250,000        0          0    250,000 California Educational
                                                     Facilities Authority,
                                                     Revenue Bonds (Pepperdine
                                                     University) Series 1990, MBIA
                                                     Insured, Pre-Refunded to
                                                     10/1/2000 @ 102,
                                                     7.20%, 11/01/2015                0    285,540        0          0      285,540

         0    300,000        0          0    300,000 Commonwealth of Puerto Rico,
                                                     Public Improvement Bonds
                                                     of 1989, Series A, General
                                                     Obligation Bonds, Pre-Refunded to
                                                     7/1/99 @ 101.5,
                                                     7.75%, 7/01/2017                 0    341,340        0          0      341,340


California (cont'd)
$        0 $  250,000 $      0  $       0 $  250,000 California Educational Facilities
                                                     Authority, Revenue Bonds
                                                     (St. Mary's College of
                                                     California Project) Series
                                                     1990, Pre-Refunded to
                                                     10/1/2000 @ 102,
                                                     7.50%, 10/01/2020        $        0    $  288,578  $     0  $   0     $288,578

         0    500,000        0          0    500,000 Transmission Agency of
                                                     Northern California,
                                                     California-Oregon Transmission
                                                     Project, Revenue Bonds, MBIA
                                                     Insured, 1990 Series A,
                                                     Pre-Refunded to 5/1/2000 @ 101.5,
                                                     7.00%, 5/01/2024                  0       559,625        0      0      559,625

         0  1,000,000        0          0  1,000,000 Puerto Rico Public Buildings
                                                     Authority, Government
                                                     Facilities Revenue Bonds,
                                                     Series A, 5.50%, 7/01/2021        0       942,090        0      0      942,090

         0    760,000        0          0    760,000 Stanislaus Waste-to-Energy
                                                     Financing Agency, Solid Waste
                                                     Facility Refunding Revenue
                                                     Certificates, (Ogden Martin
                                                     Systems of Stanislaus, Inc.
                                                     Project), Series 1990, Subject to
                                                     AMT, 7.625%, 1/01/2010            0       808,480        0      0      808,480

         0    260,000        0          0    260,000 California Housing Finance
                                                     Agency, Home Mortgage Revenue
                                                     Bonds, 1991 Series G, Subject
                                                     to AMT, 6.95%, 8/01/2011          0       267,569        0      0      267,569

         0  1,500,000        0          0  1,500,000 California Housing Finance
                                                     Agency, Home Mortgage Revenue
                                                     Bonds, 1994 Series G, 7.20%,
                                                     8/01/2014                         0     1,601,400        0      0    1,601,400

         0     35,000        0          0     35,000 California Housing Finance
                                                     Agency, Home Mortgage Revenue
                                                     Bonds, 1990 Series D, Subject
                                                     to AMT, 7.875%, 8/01/2031         0        37,101        0      0       37,101

         0    500,000        0          0    500,000 Orange County Transportation
                                                     Authority, Orange County,
                                                     California, Measure M Sales
                                                     Tax Revenue Bonds (Limited Tax
                                                     Bonds), Second Senior Bonds,
                                                     Series 1992, FGIC Insured, 6.00%,
                                                     2/15/2007                         0       507,480        0      0      507,480

         0  1,000,000        0          0  1,000,000 Redevelopment Agency of the
                                                     City of San Jose, Merged Area
                                                     Redevelopment Project, Tax
                                                     Allocation Bonds, MBIA Insured,
                                                     Series 1993, 6.00%, 8/01/2007     0     1,041,830        0      0    1,041,830

         0    500,000        0          0    500,000 South Orange County Public
                                                     Financing Authority,
                                                     Special Tax Revenue Bonds,
                                                     1994 Series B (Junior Lien
                                                     Bonds), 7.00%, 9/01/2007          0       502,500        0      0      502,500


California (cont'd)
 $       0 $1,000,000 $      0  $       0 $1,000,000 Redevelopment Agency of the
                                                     City of San Diego,
                                                     California, Centre City
                                                     Redevelopment Project, Tax
                                                     Allocation Refunding Bonds,
                                                     Series 1992, AMBAC Insured,
                                                     6.00%, 9/01/2008         $        0    $1,019,640  $     0  $   0   $1,019,640

         0  1,000,000        0          0  1,000,000 South Orange County Public
                                                     Financing Authority,
                                                     Special Tax Revenue Bonds,
                                                     1994 Series B (Junior Lien
                                                     Bonds), 7.00%, 9/01/2009          0     1,002,860        0      0    1,002,860

         0  1,300,000        0          0  1,300,000 Sacramento Cogeneration
                                                     Authority, (Cogeneration
                                                     Authority Project), Revenue
                                                     Bonds, Series 1995, 6.50%,
                                                     7/01/2014                         0     1,284,634        0      0    1,284,634

         0  1,695,000        0          0  1,695,000 Foothill/Eastern Transportation
                                                     Corridor Agency, Toll Road Revenue
                                                     Bonds, 0.00%, 1/01/2008           0       899,774        0      0      899,774

         0    500,000        0          0    500,000 San Francisco Bay Area Rapid
                                                     Transit District, Sales Tax Revenue
                                                     Bonds, Series 1991, FGIC
                                                     Insured, 6.40%, 7/01/2005         0       536,000         0     0      536,000

         0    250,000        0          0    250,000 City of Sacramento, 1991
                                                     Refunding Certificates of
                                                     Participation, Sacramento Light
                                                     Rail Transit Project, 6.75%,
                                                     7/01/2007                         0       270,033         0     0      270,033

         0  1,000,000        0          0  1,000,000 Government of Guam, Limited
                                                     Obligation Highway Bonds,
                                                     1992 Series A, Capital Guaranty
                                                     Insurance Co. Insured, 6.30%,
                                                     5/01/2012                         0     1,036,130         0     0    1,036,130
                                                                              ----------    ----------   -------   ---   ----------
                                                                              33,319,022    28,542,188         0     0   61,861,210
                                                                              ----------    ----------   -------   ---   ----------
Connecticut 4.6%
 1,000,000          0        0          0  1,000,000 State of Connecticut,
                                                     Clean Water Fund Revenue Bonds,
                                                     1991 Series,
                                                     7.00%, 1/01/2011          1,095,010             0         0     0    1,095,010

 1,500,000          0        0          0  1,500,000 State of Connecticut,
                                                     Special Tax Obligation Bonds,
                                                     Transportation Infrastructure
                                                     Purposes, 1991 Series A, 6.50%,
                                                     10/01/2012                1,608,180             0         0     0    1,608,180

 2,500,000          0        0          0  2,500,000 Connecticut Development
                                                     Authority, Pollution Control
                                                     Refunding Bonds, (Pfizer Inc.
                                                     Project--1982 Series), 6.55%,
                                                     2/15/2013                 2,667,175             0         0     0    2,667,175

 5,000,000          0        0          0  5,000,000 State of Connecticut
                                                     Health and Educational
                                                     Facilities Authority,
                                                     Revenue Bonds, Quinnipiac
                                                     College Issue, Series D, 6.00%,
                                                     7/01/2013                 4,598,050             0        0      0    4,598,050


Connecticut (cont'd)
$5,000,000  $       0 $      0  $       0 $5,000,000 Connecticut Housing Finance
                                                     Authority, Housing Mortgage
                                                     Finance Program Bonds, 1993
                                                     Series A, 6.20%,
                                                     5/15/2014               $ 4,999,500        $   0    $    0 $    0  $ 4,999,500
                                                                              ----------    ----------   -------   ---   ----------
                                                                              14,967,915            0         0      0   14,967,915
                                                                              ----------    ----------   -------   ---   ----------
Florida 10.8%
 5,000,000          0        0          0  5,000,000 Dade County, Florida, Water &
                                                     Sewer System, Revenue Refunding
                                                     Bonds, FGIC Insured, 5.00%,
                                                     10/01/2013                4,511,300            0         0      0    4,511,300

   485,000          0        0          0    485,000 Hillsborough County, Florida,
                                                     Refunding Utility Revenue Bonds,
                                                     Series 1991A, Pre-Refunded to
                                                     8/1/2001 @ 102, 7.00%,
                                                     8/01/2014                   550,606            0         0      0      550,606

 8,950,000          0        0          0  8,950,000 Orlando Utilities Commission Water
                                                     and Electric Subordinated
                                                     Revenue Bonds, Series C, 6.75%,
                                                     10/01/2017                9,991,691            0         0      0    9,991,691

 1,250,000          0        0          0  1,250,000 Martin County, Florida,
                                                     Pollution Control Revenue Refunding
                                                     Bonds, (Florida Power & Light
                                                     Company Project), Series 1990, MBIA
                                                     Insured, 7.30%,
                                                     7/01/2020                 1,370,612            0         0       0   1,370,612

 5,000,000          0        0          0  5,000,000 Vero Beach, Florida, Electric
                                                     Power & Light, Revenue Refunding
                                                     Bonds, Series A, 5.375%,
                                                     12/01/2021                4,663,250            0         0       0   4,663,250

 2,750,000          0        0          0  2,750,000 Florida State Board of
                                                     Education, Public Education
                                                     Refunding Bonds, Series D,
                                                     5.125%, 6/01/2022         2,443,897            0         0       0   2,443,897

 1,000,000          0        0          0  1,000,000 Orlando Utilities Commission, Water
                                                     and Electric Subordinated
                                                     Revenue Bonds, Series 1989C,
                                                     Pre-Refunded to 10/1/99 @ 102,
                                                     7.00%, 10/01/2023         1,113,970            0         0       0   1,113,970

         0          0  500,000          0    500,000 The School Board of Dade County,
                                                     Florida, Certificates of
                                                     Participation, Series 1994A,
                                                     MBIA Insured, 5.00%,
                                                     5/01/2001                         0            0   502,970       0     502,970

         0          0  500,000          0    500,000 The School District of Dade
                                                     County, Florida, General
                                                     Obligation School Bonds, Series
                                                     1994A, MBIA Insured, 5.15%,
                                                     6/01/2001                         0            0   508,105       0     508,105

         0          0  250,000          0    250,000 Palm Beach County, Florida
                                                     General Obligation Bonds,
                                                     Series 1994, 7.00%, 12/01/2004    0            0   287,128       0     287,128


Florida (cont'd)
$        0 $        0 $500,000 $        0 $  500,000 Dade County, Florida, Aviation
                                                     Revenue Refunding Bonds, Series
                                                     1994B (Non-AMT), 6.00%,
                                                     10/01/2002               $        0           $0  $530,000 $     0    $530,000

         0          0  500,000          0    500,000 Certificates of Participation,
                                                     (School Board of Hillsborough
                                                     County, Florida, Master Lease
                                                     Program), Series 1994, MBIA
                                                     Insured, 5.30%, 7/01/2002         0            0   509,040       0     509,040

         0          0  500,000          0    500,000 Certificates of Participation,
                                                     Series 1994B, The School Board of
                                                     Seminole County, Florida, MBIA
                                                     Insured, 6.00%, 7/01/2003         0            0   534,620       0     534,620

         0          0  500,000          0    500,000 Certificates of Participation,
                                                     Series 1994A, The School Board of
                                                     Seminole County, Florida, MBIA
                                                     Insured, 5.50%, 7/01/2003         0            0   519,625       0     519,625

         0          0  250,000          0    250,000 Certificates of Participation,
                                                     Series 1995, The State of Florida,
                                                     Department of Corrections,
                                                     (Okeechobee Correctional
                                                     Institution Project), AMBAC
                                                     Insured, 6.25%, 3/01/2015         0            0   257,697       0     257,697

         0          0  500,000          0    500,000 State of Florida, State Board of
                                                     Education, Public Education Capital
                                                     Outlay Bonds, 1994 Series B,
                                                     5.625%, 6/01/2005                 0            0   519,000       0     519,000

         0          0  500,000          0    500,000 Puerto Rico Public Buildings
                                                     Authority, Public Education and
                                                     Health Facilities Refunding Bonds,
                                                     Series M, 5.60%, 7/01/2008        0            0   492,300       0     492,300

         0          0  500,000          0    500,000 St. Johns County Industrial
                                                     Development Authority,
                                                     Industrial Development
                                                     Revenue Bonds, Series 1993A,
                                                     (Vicar's Landing Project),
                                                     6.20%, 2/15/2003                  0            0   501,460       0     501,460

         0          0  500,000          0    500,000 Collier County Health Facilities
                                                     Authority, Health Facility
                                                     Refunding Revenue Bonds, (The
                                                     Moorings Inc. Project), Series
                                                     1994, 6.00%, 12/01/2005           0            0   498,055       0     498,055

         0          0  500,000          0    500,000 Puerto Rico Public Buildings
                                                     Authority, Government
                                                     Facilities Revenue Bonds,
                                                     Series A, 6.25%, 7/01/2010        0            0   533,185       0     533,185

         0          0  525,000          0    525,000 Florida Housing Finance Agency,
                                                     Single Family Mortgage Revenue
                                                     Refunding Bonds, 1994 Series A
                                                     (Non-AMT), 5.75%, 1/01/2005       0            0   528,040       0     528,040


Florida (cont'd)
 $       0 $        0 $500,000 $        0 $  500,000 Dade County, Florida, Special
                                                     Obligation Bonds, (Courthouse
                                                     Center Project), Series 1994,
                                                     5.75%, 4/01/2003         $        0       $   0   $511,215  $    0  $  511,215

         0          0  500,000          0    500,000 Hillsborough County, Florida,
                                                     Capital Improvement Bonds,
                                                     FGIC Insured, 6.00%,
                                                     8/01/2005                         0           0    528,215       0     528,215

         0          0  500,000          0    500,000 Orange County, Florida, Public
                                                     Service Tax Revenue Bonds
                                                     Series 1995, FGIC Insured, 5.90%,
                                                     10/01/2012                        0           0    504,720       0     504,720

         0          0  500,000          0    500,000 Escambia County, Florida, Road
                                                     Improvement Revenue Bonds,
                                                     Series 1993A, 5.00%, 1/01/2000    0           0    492,900       0     492,900

         0          0  500,000          0    500,000 East County Water Control District,
                                                     Water Management Consolidated
                                                     Refunding Bonds, Series 1994,
                                                     (Lee and Hendry Counties, Florida),
                                                     AGIC Insured, 5.375%, 11/01/2001  0           0    511,915       0     511,915

         0          0  500,000          0    500,000 City of Titusville,
                                                     Florida, Water and Sewer Revenue
                                                     Bonds, Series 1994, MBIA
                                                     Insured, 5.20%, 10/01/2002        0           0    511,755       0     511,755

         0          0  500,000          0    500,000 Charlotte County, Florida, Utility
                                                     System Revenue Bonds, Series
                                                     1994, FGIC Insured, 6.00%,
                                                     10/01/2003                        0           0    534,065       0     534,065

         0          0  500,000          0    500,000 City of Miami Beach, Florida,
                                                     Water and Sewer Revenue Bonds,
                                                     Series 1995, FSA Insured, 5.375%,
                                                     9/01/2015                         0           0    468,130       0     468,130
                                                                              ----------     ------- ----------- ------  ----------
                                                                              24,645,326           0 10,784,140       0  35,429,466
                                                                              ----------     ------- ----------- ------  ----------

Georgia 7.4%
 4,300,000          0        0          0  4,300,000 State of Georgia, General
                                                     Obligation Bonds, Series 1992B,
                                                     6.25%, 3/01/2011          4,611,707           0          0       0   4,611,707

 1,690,000          0        0          0  1,690,000 Georgia Housing and Finance
                                                     Authority, Home Ownership
                                                     Opportunity Program Bonds,
                                                     Series 1992C, 6.50%,
                                                     12/01/2011                1,726,791           0          0       0   1,726,791

 1,000,000          0        0          0  1,000,000 State of Georgia, General
                                                     Obligation Bonds, Series 94E,
                                                     6.75%, 12/01/2012         1,126,740           0          0       0   1,126,740

 4,000,000          0        0          0  4,000,000 Cherokee County, Georgia, School
                                                     System, General Obligation Bonds,
                                                     AMBAC Insured,
                                                     5.325%, 2/01/2014         3,812,440           0          0       0   3,812,440


Georgia (cont'd)
$2,000,000 $        0 $      0 $        0 $2,000,000 Metro Atlanta Rapid Transit
                                                     Authority, 2nd Indenture,
                                                     Series A, AMBAC Insured,
                                                     5.125%, 7/01/2018       $ 1,785,540       $   0       $   0   $  0 $ 1,785,540

 3,000,000          0        0          0  3,000,000 Metro Atlanta Rapid Transit
                                                     Authority, 2nd Indenture, Series
                                                     A, AMBAC Insured, 5.125%,
                                                     7/01/2019                 2,671,890           0           0      0   2,671,890

 1,650,000          0        0          0  1,650,000 City of Atlanta, Georgia, General
                                                     Obligation Bonds, Series 1994A,
                                                     6.10%, 12/01/2019         1,667,441           0           0      0   1,667,441

 5,000,000          0        0          0  5,000,000 DeKalb County, Georgia, General
                                                     Obligation Refunding Bonds,
                                                     5.25%, 1/01/2020          4,557,650           0           0      0   4,557,650

 1,350,000          0        0          0  1,350,000 Fulton County, Georgia, School
                                                     District, General Obligation School
                                                     Bonds, Series 1993, 5.625%,
                                                     1/01/2021                 1,299,632           0           0      0   1,299,632

 1,305,000          0        0          0  1,305,000 DeKalb County, Georgia, Water &
                                                     Sewer Revenue Refunding Bonds,
                                                     Series 1993, 5.25%,
                                                     10/01/2023                1,188,933           0           0      0   1,188,933
                                                                              ----------     -------    -------- ------  ----------
                                                                              24,448,764           0           0      0  24,448,764
                                                                              ----------     -------    -------- ------  ----------
Hawaii 0.7%
 2,000,000          0        0          0  2,000,000 State of Hawaii, General
                                                     Obligation Bonds of 1991, Series
                                                     BT, 6.125%, 2/01/2010     2,153,580           0           0      0   2,153,580
                                                                              ----------     -------    -------- ------  ----------
Illinois 1.1%
 3,300,000          0        0          0  3,300,000 City of Chicago, Illinois, Gas
                                                     Supply Revenue Bonds, 1985
                                                     Series B (The Peoples Gas Light
                                                     and Coke Company Project),
                                                     7.50%, 3/01/2015          3,632,937           0           0      0   3,632,937
                                                                              ----------     -------    -------- ------  ----------
Iowa 0.3%
   970,000          0        0          0    970,000 Iowa Finance Authority, Single
                                                     Family Mortgage Refunding Bonds,
                                                     1992 Series F, AMBAC Insured,
                                                     6.50%, 1/01/2025            976,800           0           0      0     976,800
                                                                              ----------     -------    -------- ------  ----------
Kansas 0.3%
 1,000,000          0        0          0  1,000,000 State of Kansas, Department of
                                                     Transportation, Highway Revenue
                                                     Bonds, Series 1992, Pre-
                                                     Refunded to 3/1/2002 @ 102,
                                                     6.50%, 3/01/2008          1,107,320           0           0      0   1,107,320


Kentucky 1.2%
$5,300,000 $        0 $      0 $        0 $5,300,000 Owensboro, Kentucky, Electric
                                                     Light & Power Revenue Bonds,
                                                     Series B, AMBAC Insured,
                                                     0.00%, 1/01/2018        $ 1,369,361        $  0        $  0     $0  $1,369,361

 4,400,000          0        0          0  4,400,000 Owensboro, Kentucky, Electric
                                                     Light & Power Revenue Bonds,
                                                     Series B, AMBAC Insured,
                                                     0.00%, 1/01/2019          1,070,432           0           0      0   1,070,432

 1,500,000          0        0          0  1,500,000 Kentucky Housing Corporation,
                                                     Housing Revenue Bonds, 1991
                                                     Series D-1, (Federally
                                                     Insured or Guaranteed
                                                     Mortgage Loans) Subject to AMT,
                                                     6.80%, 1/01/2024          1,530,405           0           0      0   1,530,405
                                                                              ----------     -------    -------- ------  ----------
                                                                               3,970,198           0           0      0   3,970,198
                                                                              ----------     -------    -------- ------  ----------
Louisiana 2.0%
 6,000,000          0        0          0  6,000,000 Lake Charles Harbor and
                                                     Terminal District (Louisiana), Port
                                                     Facilities Revenue Refunding
                                                     Bonds, Series 1992, (Trunkline
                                                     LNG Company Project), 7.75%,
                                                     8/15/2022                 6,611,220           0          0       0   6,611,220
                                                                              ----------     -------    -------- ------  ----------
Maryland 1.6%
 5,000,000          0        0          0  5,000,000 Howard County, Maryland,
                                                     Multifamily Housing Revenue
                                                     Refunding Bonds, Series 1994,
                                                     (Chase Glen Project),
                                                     Mandatory Put 7/1/2004 @ 100,
                                                     7.00%, 7/01/2024          5,261,800           0          0       0   5,261,800
                                                                              ----------     -------    -------- ------  ----------
Massachusetts 7.2%
 4,500,000          0        0          0  4,500,000 Massachusetts Industrial
                                                     Finance Agency, First Mortgage
                                                     Refunding Bonds, (Brookhaven
                                                     Retirement Community, Lexington--
                                                     1994 Issue), Series A,
                                                     6.75%, 1/01/2001          4,586,355           0          0       0   4,586,355

 1,500,000          0        0          0  1,500,000 Massachusetts Industrial
                                                     Finance Agency, First Mortgage
                                                     Revenue Bonds, (Berkshire
                                                     Retirement Community, Lenox--
                                                     1994 Issue), Series A,
                                                     6.375%, 7/01/2005         1,461,705           0          0       0   1,461,705

 2,000,000          0        0          0  2,000,000 Massachusetts Housing Finance
                                                     Agency, Residential
                                                     Development Bonds, FNMA
                                                     Collateralized, 1992 Series C,
                                                     6.875%, 11/15/2011        2,097,680           0          0       0   2,097,680


Massachusetts (cont'd)
$4,480,000 $        0 $      0 $        0 $4,480,000 Massachusetts State Water
                                                     Resource Authority,
                                                     General Revenue Bonds, 1993
                                                     Series C, 6.00%,
                                                     12/01/2011              $ 4,526,368        $  0       $  0     $ 0  $4,526,368

 3,000,000          0        0          0  3,000,000 Massachusetts Health and
                                                     Educational Facilities
                                                     Authority, Refunding Bonds,
                                                     Massachusetts General Hospital
                                                     Issue, Series F, AMBAC Insured,
                                                     6.25%, 7/01/2012          3,118,170           0          0       0   3,118,170

 3,385,000          0        0          0  3,385,000 Massachusetts Bay Transportation
                                                     Authority, General
                                                     Transportation System Bonds,
                                                     1994 Series A Refunding Bonds,
                                                     7.00%, 3/01/2014          3,798,275           0          0       0   3,798,275

 3,000,000          0        0          0  3,000,000 Massachusetts State General
                                                     Obligation Bonds, Series A, 5.75%,
                                                     2/01/2015                 2,937,780           0          0       0   2,937,780

 1,000,000          0        0          0  1,000,000 Massachusetts Health and
                                                     Educational Facilities
                                                     Authority, Revenue Bonds,
                                                     Harvard University Issue,
                                                     Series N Refunding, 6.25%,
                                                     4/01/2020                 1,053,180           0          0       0   1,053,180
                                                                              ----------     -------    -------- ------  ----------
                                                                              23,579,513           0          0       0  23,579,513
                                                                              ----------     -------    -------- ------  ----------
Michigan 2.5%
 3,525,000          0        0          0  3,525,000 State of Michigan, State
                                                     Trunk Line Fund Bonds, Series
                                                     1989A, Pre-Refunded to
                                                     8/15/99 @ 102, 7.00%,
                                                     8/15/2017                 3,910,670           0          0       0   3,910,670

 5,000,000          0        0          0  5,000,000 Michigan Public Power Agency,
                                                     Revenue Refunding Bonds,
                                                     (Belle River Project),
                                                     Series B, 5.00%,
                                                     1/01/2019                 4,301,450           0          0       0   4,301,450
                                                                              ----------     -------    -------- ------  ----------
                                                                               8,212,120           0          0       0   8,212,120
                                                                              ----------     -------    -------- ------  ----------
Minnesota 0.5%
 1,410,000          0        0          0  1,410,000 Minnesota Housing Finance Agency,
                                                     Single Family Mortgage Bonds,
                                                     1991 Series A, Subject to AMT,
                                                     7.45%, 7/01/2022          1,504,949           0          0       0   1,504,949
                                                                              ----------     -------    -------- ------  ----------
Nebraska 0.3%
 1,000,000          0        0          0  1,000,000 Omaha Public Power District
                                                     (Nebraska), Electric System
                                                     Revenue Bonds, 1992, Series B,
                                                     6.20%, 2/01/2017          1,045,030           0          0       0   1,045,030
                                                                              ----------     -------    -------- ------  ----------


Nevada 0.7%
$2,000,000 $        0 $      0 $        0 $2,000,000 Clark County School District,
                                                     Nevada, General Obligation
                                                     (Limited Tax) School
                                                     Improvement Bonds, MBIA
                                                     Insured, Pre-Refunded to
                                                     6/1/2001 @ 101,
                                                     7.00%, 6/01/2009        $ 2,244,300      $    0        $  0     $ 0 $2,244,300
                                                                             -----------     -------      ------   ----- ----------
New Hampshire 2.2%
 7,000,000          0        0          0  7,000,000 New Hampshire Higher Educational
                                                     and Health Facilities Authority,
                                                     First Mortgage Revenue Bonds,
                                                     RiverMead at Peterborough Issue,
                                                     Series 1994, 7.375%,
                                                     7/01/2000                 7,044,030           0          0        0  7,044,030
                                                                             -----------     -------      ------   ----- ----------
New Jersey 0.3%
 1,000,000          0        0          0  1,000,000 New Jersey Educational
                                                     Facilities Authority, Seton
                                                     Hall University Project Revenue
                                                     Bonds, 1991 Series D, 7.00%,
                                                     7/01/2021                 1,056,860           0          0        0  1,056,860
                                                                             -----------     -------      ------   ----- ----------
New York 4.8%
 1,000,000          0        0          0  1,000,000 The City of New York, General
                                                     Obligation Bonds, Fiscal
                                                     1992 Series H, 7.00%,
                                                     2/01/2005                 1,060,950           0          0        0  1,060,950

 4,000,000          0        0          0  4,000,000 State of New York, Serial
                                                     Bonds, 5.50%, 3/01/2011   3,849,440           0          0        0  3,849,440

 3,000,000          0        0          0  3,000,000 The City of New York, General
                                                     Obligation Refunding Bonds,
                                                     Fiscal 1991 Series B, 7.75%,
                                                     2/01/2012                 3,260,790           0          0        0  3,260,790

 2,000,000          0        0          0  2,000,000 State of New York, Serial
                                                     Bonds, 5.625%, 6/15/2012  1,937,340           0          0        0  1,937,340

 3,400,000          0        0          0  3,400,000 Niagara Falls, New York, Bridge
                                                     & Toll Commission, FGIC
                                                     Insured, 5.25%,
                                                     10/01/2015                3,151,936           0          0        0  3,151,936

 2,750,000          0        0          0  2,750,000 Grand Central District
                                                     Management Association,
                                                     Capital Improvement Refunding Bonds,
                                                     Series 1994, 5.25%,
                                                     1/01/2022                 2,425,170           0          0        0  2,425,170
                                                                             -----------     -------      ------   ----- ----------
                                                                              15,685,626           0          0        0 15,685,626
                                                                             -----------     -------      ------   ----- ----------
North Carolina 5.2%
 5,000,000          0        0          0  5,000,000 North Carolina Municipal Power
                                                     Agency Number 1, Catawba Electric
                                                     Revenue Bonds, Series 1992,
                                                     7.25%, 1/01/2007          5,760,800           0          0        0  5,760,800


North Carolina (cont'd)
$1,850,000 $        0 $      0 $        0 $1,850,000 County of Durham, North Carolina,
                                                     Certificates of Participation,
                                                     (1991 Jail Facilities and
                                                     Computer Equipment
                                                     Financing Project), 6.625%,
                                                     5/01/2014               $ 1,948,216       $  0        $ 0     $   0  $1,948,216

 1,865,000          0        0          0  1,865,000 City of Charlotte, North
                                                     Carolina, General Obligation
                                                     Refunding Bonds, Series 1993,
                                                     5.25%, 2/01/2016          1,742,619          0          0         0   1,742,619

 7,470,000          0        0          0  7,470,000 North Carolina Housing Finance
                                                     Agency, Multifamily Revenue Refunding
                                                     Bonds, (1992 Refunding Bond
                                                     Resolution), Series B, 6.90%,
                                                     7/01/2024                 7,753,113          0          0         0   7,753,113
                                                                              ----------     ------     ------    ------- ----------
                                                                              17,204,748          0          0         0  17,204,748
                                                                              ----------     ------     ------    ------- ----------
Ohio 3.2%
 1,000,000          0        0          0  1,000,000 County of Erie, Ohio, Hospital
                                                     Improvement and Refunding Revenue
                                                     Bonds, Series 1992, (Firelands
                                                     Community Hospital Project),
                                                     6.75%, 1/01/2008          1,052,690          0          0         0   1,052,690

 2,000,000          0        0          0  2,000,000 Hamilton County, Ohio, Sewer
                                                     System Improvement and
                                                     Refunding Revenue Bonds, 1991
                                                     Series A, (The Metropolitan
                                                     Sewer District of Greater
                                                     Cincinnati), Pre-Refunded to
                                                     6/1/2001 @ 102, 6.70%,
                                                     12/01/2013                2,234,400          0          0         0   2,234,400

 7,000,000          0        0          0  7,000,000 City of Cleveland, Ohio,
                                                     Public Power System
                                                     Improvement First Mortgage Revenue
                                                     Refunding Bonds, Series 1991 B,
                                                     7.00%, 11/15/2017         7,276,990          0          0         0   7,276,990
                                                                              ----------     ------     ------    ------- ----------
                                                                              10,564,080          0          0         0  10,564,080
                                                                              ----------     ------     ------    ------- ----------
Oregon 0.3%
 1,000,000          0        0          0  1,000,000 State of Oregon, Housing,
                                                     Educational and Cultural
                                                     Facilities Authority,
                                                     Revenue Bonds, (Reed College
                                                     Project), 1991 Series A, 6.75%,
                                                     7/01/2021                 1,051,550          0          0         0   1,051,550
                                                                              ----------     ------     ------    ------- ----------
Pennsylvania
6.1%
 3,000,000          0        0  1,000,000  4,000,000 Pennsylvania Economic
                                                     Development Financing
                                                     Authority, Resource Recovery
                                                     Revenue Bonds, (Colver Project),
                                                     Series 1994D, 7.05%,
                                                     12/01/2010                3,155,850          0          0 1,051,950   4,207,800

 1,000,000          0        0          0  1,000,000 Montgomery County Industrial
                                                     Development Authority,
                                                     Pollution Control Revenue
                                                     Refunding Bonds, 1991 Series A,
                                                     (Philadelphia Electric Co.
                                                     Project), Subject to AMT, 7.60%,
                                                     4/01/2021                 1,063,400          0           0        0   1,063,400


Pennsylvania (cont'd)
$        0 $        0 $      0 $  600,000 $  600,000 City of Bethlehem, Lehigh
                                                     and Northampton Counties,
                                                     Pennsylvania, General
                                                     Obligation Bonds, Series A of 1992,
                                                     MBIA Insured, 6.00%,
                                                     6/01/2001               $         0         $0          $0  $632,184  $632,184

         0          0        0    500,000    500,000 Commonwealth of Pennsylvania,
                                                     General Obligation Bonds,
                                                     Second Series of 1994, (Refunding
                                                     and Projects), MBIA Insured,
                                                     5.00%, 6/15/2002                  0          0           0   501,725   501,725

         0          0        0    500,000    500,000 Puerto Rico Municipal Finance
                                                     Agency, 1994 Series A Bonds,
                                                     FSA Insured, 5.30%, 7/01/2002     0          0           0   513,790   513,790

         0          0        0    500,000    500,000 Bradford Area School District,
                                                     McKean County, Pennsylvania,
                                                     General Obligation Bonds,
                                                     Series of 1994, FGIC Insured,
                                                     6.00%, 10/01/2004                 0          0           0   523,730   523,730

         0          0        0    500,000    500,000 County of Bucks, Pennsylvania,
                                                     General Obligation Bonds,
                                                     Series of 1995, 7.00%, 5/01/2005  0          0           0   565,595   565,595

         0          0        0    500,000    500,000 Bradford Area School District,
                                                     McKean County, Pennsylvania,
                                                     General Obligation Bonds,
                                                     Series of 1995, FGIC Insured,
                                                     5.00%, 10/01/2005                 0          0           0   492,095   492,095

         0          0        0    500,000    500,000 County of Cambria, Pennsylvania,
                                                     General Obligation Bonds,
                                                     Series of 1994, FGIC Insured,
                                                     5.875%, 8/15/2008                 0          0           0   512,885   512,885

         0          0        0    435,000    435,000 County of Allegheny, Pennsylvania,
                                                     General Obligation Bonds,
                                                     Series C-44, FGIC Insured, 5.30%,
                                                     6/01/2010                         0          0           0   419,349   419,349

         0          0        0    500,000    500,000 Fox Chapel Area School District,
                                                     Allegheny County, Pennsylvania,
                                                     General Obligation Bonds,
                                                     Refunding Series of 1993, 5.50%,
                                                     8/15/2010                         0          0           0   482,565   482,565

         0          0        0    500,000    500,000 Delaware County Authority,
                                                     (Commonwealth of Pennsylvania),
                                                     (Villanova University),
                                                     Revenue Bonds, Series of 1995,
                                                     AMBAC Insured, 5.25%, 8/01/2006   0          0           0   494,610   494,610

         0          0        0    250,000    250,000 Pennsylvania Higher Educational
                                                     Facilities Authority, (Commonwealth
                                                     of Pennsylvania), (University of
                                                     Pennsylvania), Revenue Bonds,
                                                     Series A, 5.60%, 9/01/2010        0          0           0   244,983   244,983

         0          0        0    200,000    200,000 Southeastern Pennsylvania
                                                     Transportation Authority,
                                                     Special Revenue Bonds, Series of
                                                     1995A, 6.50%, 3/01/2005           0          0           0   217,776   217,776


Pennsylvania (cont'd)
$        0 $        0 $      0 $  500,000 $  500,000 Puerto Rico Highway and
                                                     Transportation Authority,
                                                     Highway Revenue Refunding
                                                     Bonds, Series V,
                                                     6.375%, 7/01/2008       $         0         $0       $0   $535,935   $535,935

         0          0        0    500,000    500,000 Scranton-Lackawanna Health and
                                                     Welfare Authority, Revenue Bonds,
                                                     Series A of 1994, (Allied Services
                                                     Rehabilitation Hospitals
                                                     Project), 6.60%, 7/15/2000        0          0        0    504,055    504,055

         0          0        0  1,140,000  1,140,000 Montgomery County Higher Education
                                                     and Health Authority,
                                                     Pennsylvania, Northwestern
                                                     Corp., 6.50%, 6/01/2004           0          0        0  1,184,357  1,184,357

         0          0        0    350,000    350,000 The Lebanon County Good
                                                     Samaritan Hospital
                                                     Authority, Lebanon County,
                                                     Pennsylvania, Hospital Revenue
                                                     Bonds, Series of 1993, (The Good
                                                     Samaritan Hospital Project),
                                                     5.55%, 11/15/2004                 0          0        0    336,396    336,396

         0          0        0    855,000    855,000 Montgomery County Industrial
                                                     Development Authority, Health
                                                     Facilities Revenue Bonds,
                                                     Series of 1993, (ECRI Project),
                                                     6.40%, 6/01/2003                  0          0        0    872,433    872,433

         0          0        0  1,000,000  1,000,000 Pennsylvania Convention Center
                                                     Authority, Refunding Revenue
                                                     Bonds, 1994 Series A, 6.25%,
                                                     9/01/2004                         0          0        0  1,037,980  1,037,980

         0          0        0    500,000    500,000 Delaware County Industrial
                                                     Development Authority,
                                                     Revenue Bonds, Series of 1994,
                                                     (Martins Run), 5.75%, 12/15/2003  0          0        0    487,920    487,920

         0          0        0    500,000    500,000 Puerto Rico Public
                                                     Facilities, Government
                                                     Facilities Revenue Bonds,
                                                     Series A, 6.25%, 7/01/2010        0          0        0    533,185    533,185

         0          0        0    410,000    410,000 Pennsylvania Housing Finance
                                                     Agency, Single Family Mortgage
                                                     Revenue Bonds, Series 1994-41B
                                                     (AMT), 5.50%, 4/01/2001           0          0        0    409,561    409,561

         0          0        0    360,000    360,000 Pennsylvania Housing Finance
                                                     Agency, Single Family Mortgage
                                                     Revenue Bonds, Series 1994-39B
                                                     (AMT), 6.00%, 4/01/2003           0          0        0    366,192    366,192

         0          0        0    375,000    375,000 Pennsylvania Housing Finance
                                                     Agency, Single Family Mortgage
                                                     Revenue Bonds, Series 1994-39B
                                                     (AMT), 6.00%, 10/01/2003          0          0        0    381,780    381,780

         0          0        0    330,000    330,000 Pennsylvania Housing Finance
                                                     Agency, Single Family Mortgage
                                                     Revenue Bonds, Series 1994-38
                                                     (Non-AMT), 5.50%, 4/01/2005       0          0        0    321,483    321,483


Pennsylvania (cont'd)
 $       0 $        0 $      0 $  270,000 $  270,000 Allegheny County, Pennsylvania,
                                                     Redevelopment Authority
                                                     Refunding Bonds, Home Improvement
                                                     Loan, 5.20%, 8/01/2003  $         0     $ 0   $ 0   $   263,563   $   263,563

         0          0        0    500,000    500,000 Pennsylvania Intergovernmental
                                                     Cooperation Authority,
                                                     Special Tax Revenue Refunding
                                                     Bonds, (City of Philadelphia
                                                     Funding Program), Series of 1994,
                                                     MBIA Insured, 7.00%, 6/15/2004    0       0     0       563,685       563,685

         0          0        0    500,000    500,000 Allegheny County Sanitary
                                                     Authority, Allegheny County,
                                                     Pennsylvania, Sewer Revenue
                                                     Bonds, Series B of 1994, MBIA
                                                     Insured, 5.25%, 12/01/2001        0       0     0       511,695       511,695

         0          0        0    500,000    500,000 Wyoming Valley Sanitary
                                                     Authority, (Luzerne County,
                                                     Pennsylvania), Sewer Revenue
                                                     Bonds, Series of 1993, FSA
                                                     Insured, 4.40%, 11/15/2002        0       0     0       474,890       474,890

         0          0        0    455,000    455,000 Bucks County Water and Sewer
                                                     Authority, Bucks County,
                                                     Pennsylvania, Collection Sewer
                                                     System Sewer Revenue Bonds,
                                                     Series of 1994, FGIC Insured,
                                                     6.15%, 12/01/2005                 0       0     0       478,683       478,683
                                                                               ---------   -----  ----    ----------    ----------
                                                                               4,219,250       0     0    15,917,030    20,136,280
                                                                               ---------   -----  ----    ----------    ----------
South Carolina 0.7%
 1,000,000          0        0          0  1,000,000 City of Charleston, South
                                                     Carolina, Waterworks and
                                                     Sewer System Revenue Bonds,
                                                     Series 1988, Pre-Refunded
                                                     to 1/1/98 @ 100, 7.20%,
                                                     1/01/2019                 1,068,890       0     0             0     1,068,890

 1,310,000          0        0          0  1,310,000 South Carolina Public Service
                                                     Authority, (Santee Cooper),
                                                     Electric System Expansion Revenue
                                                     Bonds, 1988 Refunding Series
                                                     A, 7.875%, 7/01/2021      1,360,527       0     0             0     1,360,527
                                                                               ---------   -----  ----    ----------    ----------
                                                                               2,429,417       0     0             0     2,429,417
                                                                               ---------   -----  ----    ----------    ----------
Tennessee 2.9%
 2,250,000          0        0          0  2,250,000 City of Memphis, Tennessee,
                                                     Electric System Revenue Refunding
                                                     Bonds, Series of 1992, 6.00%,
                                                     1/01/2006                 2,405,318       0     0             0     2,405,318

   500,000          0        0          0    500,000 City of Memphis, Tennessee,
                                                     Electric System Revenue Bonds,
                                                     Series of 1991, 6.75%,
                                                     1/01/2011                   550,205       0     0             0       550,205


Tennessee (cont'd)
$3,000,000 $        0 $    0 $     0 $3,000,000 City of Memphis, Tennessee, Water
                                                Division Revenue Refunding Bonds,
                                                Series of 1992-A, 6.00%,
                                                1/01/2012               $ 3,072,720        $ 0         $ 0        $ 0   $ 3,072,720

 2,500,000          0      0       0  2,500,000 Chattanooga--Hamilton County Hospital
                                                Authority, Hospital Revenue
                                                and Refunding Bonds (Erlanger
                                                Medical Center) Series 1993,
                                                FSA Insured, 5.50%,
                                                10/01/2013                2,367,575          0           0          0     2,367,575

 1,000,000          0      0       0  1,000,000 The Health and Educational
                                                Facilities Board of the
                                                Metropolitan Government of
                                                Nashville and Davidson County,
                                                Tennessee, Vanderbilt University,
                                                1992 Series A, 6.00%,
                                                10/01/2022                1,004,810          0           0          0     1,004,810
                                                                         ----------    -------    --------    -------    ----------
                                                                          9,400,628          0           0          0     9,400,628
                                                                         ----------    -------    --------    -------    ----------
Texas 4.2%
 2,000,000          0      0       0  2,000,000 City of Austin, Texas, Combined
                                                Utility Systems Revenue Refunding
                                                Bonds, Series 1993, 5.80%,
                                                11/15/2006                2,053,420          0           0          0     2,053,420

 1,500,000          0      0       0  1,500,000 Houston Independent School District,
                                                Texas, Limited Tax School House
                                                Bonds, Series 1991, PSFG
                                                Guaranteed, Pre-Refunded to
                                                8/15/2001 @ 100, 6.375%,
                                                8/15/2011                 1,627,830          0           0          0     1,627,830

 1,000,000          0      0       0  1,000,000 Texas Municipal Power Agency,
                                                Refunding Revenue Bonds, Series
                                                1991A, AMBAC Insured, 6.75%,
                                                9/01/2012                 1,080,910          0           0          0     1,080,910

 5,750,000          0      0       0  5,750,000 Harris County, Texas, General
                                                Obligation, Unlimited Tax,
                                                Refunding and Toll Road
                                                Subordinate Lien Revenue Bonds,
                                                Series 1991, 6.75%,
                                                8/01/2014                 6,146,750          0           0          0     6,146,750

 2,975,000          0      0       0  2,975,000 Harris County, Texas, General
                                                Obligation, Unlimited Tax,
                                                Refunding and Toll Road
                                                Subordinate Lien Revenue Bonds,
                                                6.125%, 6/15/2020         3,011,801          0           0          0     3,011,801
                                                                         ----------    -------    --------    -------    ----------
                                                                         13,920,711          0           0          0    13,920,711
                                                                         ----------    -------    --------    -------    ----------
Vermont 1.6%
 5,000,000          0      0       0  5,000,000 City of Burlington, Vermont, Electric
                                                System Revenue Bonds, 1992
                                                Series A, MBIA Insured, 6.25%,
                                                7/01/2014                 5,169,900          0           0          0     5,169,900
                                                                         ----------    -------    --------    -------    ----------


Virginia 3.0%
$1,500,000  $     0 $      0 $        0 $1,500,000 Commonwealth of Virginia, General
                                                   Obligation, Unlimited Tax
                                                   Refunding Bonds, Series B, 5.00%,
                                                   6/01/2011               $ 1,401,480   $      0    $     0   $      0  $1,401,480

 3,250,000        0        0          0  3,250,000 The Rector and Visitors of
                                                   the University of Virginia,
                                                   General Revenue Pledge Bonds,
                                                   Series 1993B, 5.375%,
                                                   6/01/2014                 3,117,660          0          0          0   3,117,660

 1,715,000        0        0          0  1,715,000 State of Virginia Transportation
                                                   Board, Northern Virginia
                                                   Transportation District, Series
                                                   C, 5.25%, 5/15/2019       1,554,819          0          0          0   1,554,819

 1,750,000        0        0          0  1,750,000 City of Roanoke, Virginia, General
                                                   Obligation Public Improvement
                                                   Bonds, Series 1994, 5.25%,
                                                   8/01/2019                 1,594,232          0          0          0   1,594,232

 2,000,000        0        0          0  2,000,000 Prince William County Service
                                                   Authority, (Virginia), Water
                                                   and Sewer System Revenue Bonds,
                                                   Series 1991, FGIC Insured, 6.50%,
                                                   7/01/2021                 2,216,220          0          0          0   2,216,220
                                                                            ----------- ---------- ---------- ---------- -----------
                                                                             9,884,411          0          0          0   9,884,411
                                                                           ----------- ---------- ---------- ---------- -----------
Wisconsin 1.3%
 4,250,000        0        0          0  4,250,000 Wisconsin Housing and Economic
                                                   Development Authority, Home
                                                   Ownership Revenue Bonds, 1992
                                                   Series 2, Subject to AMT,
                                                   6.875%, 9/01/2024         4,371,677          0          0          0   4,371,677
                                                                           ----------- ---------- ---------- ---------- -----------
                                                   Total Municipal Bonds (Cost
                                                   $254,539,105, $27,436,238,
                                                   $10,497,594, $15,633,549 and
                                                   $308,106,486)           259,683,682 28,542,188 10,784,140 15,917,030 314,927,040
                                                                           ----------- ---------- ---------- ---------- -----------
Short-Term Obligations 2.0%
 1,600,000        0  200,000          0  1,800,000 Massachusetts General
                                                   Obligation Bonds, Series B,
                                                   4.40%, 12/01/1997++       1,600,000          0    200,000         0    1,800,000

 1,000,000        0        0          0  1,000,000 The Wake County Industrial
                                                   Facilities and Pollution Control
                                                   Financing Authority, Pollution Control
                                                   Revenue Bonds, (Carolina Power &
                                                   Light Co. Project), Series 1987,
                                                   3.00%, 3/01/2017++        1,000,000          0          0         0    1,000,000

   500,000  400,000        0    100,000  1,000,000 California Pollution Control
                                                   Financing Authority, Resource Recovery
                                                   Revenue Bonds, (Burney Forest
                                                   Products Project), 1988 Series A,
                                                   Letter of Credit, National Westminster
                                                   Bank, 4.01%, 9/01/2020++    500,000    400,000          0   100,000    1,000,000


Short-Term Obligations (cont'd)
$        0 $  200,000   $  0 $        0 $  200,000 Georgia Power Company,
                                                   Pollution Control Revenue Bonds,
                                                   3.30%, 7/01/2024++  $       0 $   200,000 $          0 $         0  $   200,000

   500,000          0      0    300,000    500,000 Los Angeles, California,
                                                   Regional Airports, Corporate Lease
                                                   Revenue Bonds, Series E, 3.20%,
                                                   12/01/2024++          500,000           0            0     300,000      800,000

   600,000    300,000      0          0    900,000 New York State Energy Research
                                                   and Development Authority,
                                                   Pollution Control Refunding Revenue
                                                   Bonds, (New York State Electric
                                                   and Gas Corporation Project),
                                                   1994 Series C, 3.95%,
                                                   6/01/2029++           600,000     300,000            0           0      900,000

         0          0      0    100,000    100,000 Delaware State Economic
                                                   Development Authority,
                                                   (Delmarva Power and Light Company
                                                   Project), Revenue Bonds, 3.65%,
                                                   10/01/2017++                0           0            0     100,000      100,000

   800,000          0      0          0    800,000 Delaware State Economic
                                                   Development Authority,
                                                   (Delmarva Power & Light Company
                                                   Project), Revenue Bonds, 4.50%,
                                                   10/01/2029++          800,000           0            0           0      800,000
                                                                    ------------ -----------  ----------- ----------- ------------
                                                   Total Short-Term Obligations
                                                   (Cost $5,000,000, $900,000,
                                                   $200,000, $500,000 and
                                                   $6,600,000)         5,000,000     900,000      200,000     500,000    6,600,000
                                                                    ------------ -----------  ----------- ----------- ------------
                                                   Total Investments
                                                   (Cost $259,539,105, $28,336,238,
                                                   $10,697,594, $16,133,549 and
                                                   $314,706,486)     264,683,682  29,442,188   10,984,140  16,417,030  321,527,040

                                                   Cash and Other Assets, Less
                                                   Liabilities         7,570,873    (818,888)     210,158     275,968    7,238,111
                                                                    ------------ -----------  ----------- ----------- ------------
                                                   Net Assets       $272,254,555 $28,623,300  $11,194,298 $16,692,998 $328,765,151
                                                                    ============ ===========  =========== =========== ============

                                                   ++Interest rates on these obligations may change daily
                                                   Futures contracts open at June 30, 1995 are as follows:

                                                                                Par        Expiration         Unrealized
                                                           Type                Value          Month          Depreciation
                                                      -----------------      ---------    ------------      -------------
                                                      Municipal Bond Index   $5,000,000   September, 1995    $(206,219)

                     State Street Research Tax-Exempt Fund
             Pro Forma Combining Statement of Assets and Liabilities
                                  June 30, 1995
                                   (Unaudited)

                                                               California      Florida   Pennsylvania      Pro Forma
                                                Tax-Exempt      Tax-Free      Tax-Free      Tax-Free       Combined
                                                 -----------    ----------    ----------    ----------   -------------
Assets
Investments, at value (Cost $259,539,105,
  $28,336,238, $10,697,594, $16,133,549 and
  $314,706,486)                                $264,683,682   $29,442,188   $10,984,140   $16,417,030    $321,527,040
Cash                                                 36,548        32,447        71,733        32,395         173,123
Interest receivable                               5,569,254       544,827       199,788       217,566       6,531,435
Receivable for securities sold                    3,988,196       883,409       516,347     1,130,507       6,518,459
Receivable for fund shares sold                      65,358         2,621         2,133         2,961          73,073
Receivable from Distributor                               0        13,547        24,218        24,871          62,636
Other assets                                         93,298         1,483        22,065        15,673         132,519
                                               -------------  -----------    ----------    ----------   -------------
 Total assets                                   274,436,336    30,920,522    11,820,424    17,841,003     335,018,285
Liabilities
Payable for securities purchased                  1,113,989     2,045,262       542,423     1,039,569       4,741,243
Dividends payable                                   312,505        50,614        36,025        33,677         432,821
Accrued transfer agent and shareholder
 services                                           233,535        25,206             0           978         259,719
Payable for fund shares redeemed                    221,767        98,682             0        10,068         330,517
Accrued management fee                              125,656        13,168         5,088         7,583         151,495
Accrued distribution fee                             81,204         5,146         4,309         6,478          97,137
Accrued trustees' fees                                9,128             0         6,701         6,275          22,104
Other accrued expenses                               83,997        59,144        31,580        43,377         218,098
                                               -------------  -----------    ----------    ----------   -------------
 Total liabilities                                2,181,781     2,297,222       626,126     1,148,005       6,253,134
                                               -------------  -----------    ----------    ----------   -------------
Net Assets                                     $272,254,555   $28,623,300   $11,194,298   $16,692,998    $328,765,151
                                               =============  ===========   ===========   ===========    ============
Net Assets consist of:
Undistributed net investment income            $    793,577   $    45,652   $    38,342   $    60,642    $    938,213
Unrealized appreciation of investments            5,144,577     1,105,950       286,546       283,481       6,820,554
Unrealized depreciation of futures contracts       (206,219)            0             0             0        (206,219)
Accumulated net realized loss                    (6,235,092)   (1,012,260)     (566,379)     (696,820)     (8,510,551)
Shares of beneficial interest                   272,757,712    28,483,958    11,435,789    17,045,695     329,723,154
                                               -------------  -----------    ----------    ----------   -------------
                                               $272,254,555   $28,623,300   $11,194,298   $16,692,998    $328,765,151
                                               =============  ===========   ===========   ===========    ============
Net Asset Value and redemption price per
  share of Class A shares ($233,411,230/
  29,860,742, $8,079,494/1,032,698,
  $3,325,108/353,718, $7,149,719/ 762,257
  and $251,965,551/32,233,417)                        $7.82         $7.82          9.40         $9.38           $7.82
                                               =============  ===========   ===========   ===========    ============
Maximum Offering Price per share of Class A
  shares ($7.82/.955, $7.82/ .955,
  $9.40/.955, $9.38/.955 and $7.82/.955)              $8.19         $8.19         $9.84         $9.82           $8.19
                                               =============  ===========   ===========   ===========    ============
Net Asset Value and offering price per share
  of Class B shares* ($37,346,620/
  4,779,340, $3,479,279/444,447,
  $3,104,897/330,494, $4,951,222/528,091
  and $48,882,018/6,256,343)                          $7.81         $7.83         $9.39         $9.38           $7.81
                                               =============  ===========   ===========   ===========    ============
Net Asset Value, offering price and
  redemption price per share of Class C
  shares ($365,380/46,835,
  $16,361,322/2,088,885, $3,461,967/368,120,
  $3,456,392/368,283 and $23,645,061/
  3,031,409)                                          $7.80         $7.83         $9.40         $9.39           $7.80
                                               =============  ===========   ===========   ===========    ============
Net Asset Value and offering price per share
  of Class D shares* ($1,131,325/144,825,
  $703,205/89,776, $1,302,326/138,585,
  $1,135,665/121,100 and $4,272,521/547,027           $7.81         $7.83         $9.40         $9.38           $7.81
                                               =============  ===========   ===========   ===========    ============

* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

                     State Street Research Tax-Exempt Fund
                   Pro Forma Combining Statement of Operations
                        For the year ended June 30, 1995
                                   (Unaudited)

                                                          California     Florida  Pennsylvania     Pro Forma      Pro Forma
                                            Tax-Exempt      Tax-Free    Tax-Free     Tax-Free     Adjustments      Combined
                                            ----------     ---------    --------    ----------    -----------   ------------
Investment Income
Interest                                    $18,280,720   $1,901,606   $ 638,348    $  947,530                   $21,768,204
Expenses
Management fee                                1,572,689      164,716      63,324        90,565                     1,891,294
Transfer agent and shareholder services         731,657       97,895      35,964        46,023                       911,539
Custodian fee                                   164,698       83,747      92,067        86,622      (256,643)(1)     170,491
Registration fees                                22,088       11,007           0         3,847       (14,854)(1)      22,088
Reports to shareholders                          66,787       31,072      12,472        20,254       (43,798)(1)      86,787
Audit fees                                       30,504       28,181      12,096        13,624       (53,901)(1)      30,504
Trustees' fees                                   36,235       12,739      13,486        18,343       (44,568)(1)      36,235
Legal fees                                            0       13,645      12,010        20,142       (37,797)(1)       8,000
Distribution fees--Class A                      619,885       18,718       9,556        18,060                       666,219
Distribution fees--Class B                      366,181       32,505      29,688        47,278                       475,652
Distribution fees--Class D                       10,027        6,591      13,404        11,271                        41,293
Amortization of organization costs
  (Note 4)                                            0           53       6,318         5,449       (11,820)(1)           0
Miscellaneous (Note 5)                           13,416        3,145       2,940         6,833       (11,334)(1)      15,000
                                              ----------    ---------    --------    ----------    -----------   ------------
Total expenses                                3,634,167      504,014     303,325       388,311      (474,715)      4,355,102
Expenses borne by the adviser                         0     (191,638)   (221,893)     (269,576)      683,107 (2)           0
                                              ----------    ---------    --------    ----------    -----------   ------------
Net expenses                                  3,634,167      312,376      81,432       118,735       208,392       4,355,102
                                              ----------    ---------    --------    ----------    -----------   ------------
Net investment income                        14,646,553    1,589,230     556,916       828,795      (208,392)     17,413,102
                                              ----------    ---------    --------    ----------    -----------   ------------
Net realized loss on investments               (913,513)    (455,931)   (362,710)     (454,247)                   (2,186,401)
Net realized loss on forward contracts           (9,002)           0           0             0                        (9,002)
                                              ----------    ---------    --------    ----------    -----------   ------------
                                               (922,515)    (455,931)   (362,710)     (454,247)                   (2,195,403)
                                              ----------    ---------    --------    ----------    -----------   ------------
Net unrealized appreciation of
 investments                                  2,621,516      878,716     584,777       714,984                     4,799,993
Net unrealized depreciation of forward
 contracts                                     (259,719)           0           0             0                      (259,719)
                                              ----------    ---------    --------    ----------    -----------   ------------
                                              2,361,797      878,716     584,777       714,984                     4,540,274
                                              ----------    ---------    --------    ----------    -----------   ------------
Net gain on investments and futures
 contracts                                    1,439,282      422,785     222,067       260,737                     2,344,871
                                              ----------    ---------    --------    ----------    -----------   ------------
Net increase in net assets resulting from
 operations                                 $16,085,835   $2,012,015   $ 778,983    $1,089,532      (208,392)    $19,757,973
                                            ===========   ==========   =========    ==========    ===========   ============

(1) Adjustments reflect expected savings when the funds combine.
(2) The Distributor does not anticipate any voluntary assumption of fees or expenses after the merger.

                     State Street Research Tax-Exempt Fund
                          Notes to Pro Forma Statements
                        For the year ended June 30, 1995
                                   (Unaudited)

1. Basis of Combination

  The unaudited Pro Forma Combining Portfolio of Investments, the Pro Forma Combining Statement of Assets and Liabilities and the Pro Forma Combining Statement of Operations reflect the accounts of State Street Research Tax-Exempt Fund ("Tax-Exempt"), State Street Research California Tax-Free Fund ("California Tax-Free") State Street Research Florida Tax-Free Fund ("Florida Tax-Free") and State Street Research Pennsylvania Tax-Free Fund ("Pennsylvania Tax-Free") (collectively the "Funds" or a "Fund") at and for the year ended June 30, 1995. These statements have been derived from the semiannual and annual reports for Tax-Exempt, California Tax-Free, Florida Tax-Free and Pennsylvania Tax-Free, dated June 30, 1994, December 31, 1994 and June 30, 1995.

  The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of California Tax-Free, Florida Tax-Free and Pennsylvania Tax-Free to Tax-Exempt in exchange for shares of Tax-Exempt under generally accepted accounting principles. However, it is possible that one or more of the Funds will not approve the merger. The accompanying Pro-Forma Combining Schedule of Total Returns and Expense Ratios presents combining pro-forma total return and expense ratio information for historical periods under all possible combination scenarios.

  The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Tax-Exempt for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of each fund in carrying out its obligations under the Agreement and Plan of Reorganization and Liquidation, which are estimated to be $___________ and will be allocated to each Fund on the basis of identifiable direct costs or otherwise on the basis of relative net assets and the Funds' distributor will assume one-half of each Fund's expenses.

  The Pro Forma Combining Portfolio of Investments, the Pro Forma Combining Statement of Assets and Liabilities and the Pro Forma Combining Statement of Operations should be read in conjunction with the historical financial statements of the funds included or incorporated by reference in the Statement of Additional Information.

2. Portfolio Valuation

  Securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Securities for which there is no such valuation, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

3. Capital Shares

  The pro forma net asset value per share assumes the issuance of additional shares of Tax-Exempt which would have been issued at June 30, 1995 in connection with the proposed reorganization. The pro forma number of shares outstanding of 32,233,417, 6,256,343, 3,031,409 and 547,027 in each of Class
A, Class B, Class C and Class D shares, respectively, includes 2,372,675, 1,477,003, 2,984,574 and 402,202 additional shares from each of Class A, Class B, Class C and Class D shares, respectively, all of which are assumed to be issued in the reorganization at June 30, 1995.

4. Organization Costs

  Certain costs incurred in the organization and registration of the Funds were capitalized and are being amortized under the straight-line method over a period of five years.

5. Miscellaneous Expenses

  Miscellaneous expenses consist primarily of certain insurance costs and travel reimbursements to Trustees.

                     STATE STREET RESEARCH TAX-EXEMPT TRUST

                                     PART C

                                OTHER INFORMATION

Item 15.    Indemnification

            The response to this item is incorporated by reference to Part A of each Joint Proxy Statement/Prospectus in this Registration Statement under the caption "Comparative Information on Shareholder Rights--Liability of Trustees and Officers."

Item 16.    Exhibits

            (1)(a)   Second Amended and Restated Master Trust Agreement (16)
            (1)(b)   Amendment  No. 1 to Second  Amended and Restated
                     Master Trust Agreement (17)
            (1)(c) Form of Amendment No. 2 to Second Amended and Restated Master Trust Agreement (18)
            (2)      By-Laws of the Registrant (1)
            (3)      Not applicable
            (4) Agreement and Plan of Reorganization and Liquidation (Included as Exhibit A to each Joint Proxy Statement/Prospectus contained in Part A of this Registration Statement)
            (5)      Not applicable
            (6)(a) Advisory Agreement with MetLife - State Street Investment Services, Inc. (2)*
            (6)(b)   Transfer and Assumption of Responsibilities  and
                     Rights relating to the Advisory Agreement (13)
            (6)(c) Letter Agreement with respect to the Advisory Agreement relating to State Street Research California Tax-Free Fund (10)**
            (6)(d) Amended and Restated Letter Agreement with respect to the Advisory Agreement relating to State Street Research
                     Florida   Tax-Free   Fund  and  State   Street   Research
                     Pennsylvania Tax-Free Fund (16)
            (7)(a)   Distribution   Agreement  with  MetLife -  State
                     Street Investment Services, Inc. (2)**
            (7)(b)   Form of Selected Dealer Agreement (18)
            (7)(c)   Form of Bank and Bank Affiliated Broker-Dealer
                     Agreement (18)
            (7)(d) Letter Agreement with respect to the Distribution Agreement relating to State Street Research California Tax-Free Fund (10)**
            (7)(e) Letter Agreement with respect to the Distribution Agreement relating to State Street Research Florida Tax-Free Fund and State Street Research
                     Pennsylvania Tax-Free Fund (14)

            (8)      Not applicable
            (9)(a)   Custodian  Contract  with State  Street Bank and
                     Trust Company (2)
            (9)(b)   Amendment to the  Custodian  Contract with State
                     Street Bank and Trust Company (5)
            (9)(c) Letter Agreement with respect to Custodian Contract relating to State Street Research California Tax-Free Fund
                     (10)**
            (9)(d)   Letter Agreement with respect to Custodian
                     Contract relating to State Street Research Florida Tax-Free Fund and State Street Research Pennsylvania Tax-Free Fund
                     (16)
            (10) First Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 (16)
            (11)     Opinion  and  Consent  of  Goodwin,  Procter &  Hoar with
                     respect to legality of shares being issued (19)
            (12)(a)  Opinion  and  Consent  of  Goodwin,  Procter &  Hoar with respect to tax matters relating to acquisition of State Street Research California Tax-Free Fund (19)
            (12)(b) Opinion and Consent of Goodwin, Procter & Hoar with respect to tax matters relating to acquisition of State Street Research Florida Tax-Free Fund (19)
            (12)(c) Opinion and Consent of Goodwin, Procter & Hoar with respect to tax matters relating to acquisition of State Street Research Pennsylvania Tax-Free Fund (19)
            (13)     Not applicable
            (14)     Consent of Independent Accountants
            (15)     Not applicable
            (16)     Powers of Attorney (19)
            (17)(a) Form of Proxy Card for State Street Research California Tax-Free Fund (19)
            (17)(b) Form of Proxy Card for State Street Research Florida Tax-Free Fund (19)
            (17)(c) Form of Proxy Card for State Street Research Pennsylvania Tax-Free Fund (19)
            (17)(d) Registrant's Declaration pursuant to Rule 24f-2 is incorporated by reference to its Initial Registration Statement of January 15, 1986


-------------------------

* MetLife - State Street Investment Services, Inc. changed its name to State Street Financial Services, Inc. effective as of June 18, 1992, and subsequently changed its name to State Street Research Investment Services, Inc. effective October 28, 1992. Documents in this listing of Exhibits which were effective prior to the most recent name change accordingly also refer to MetLife - State Street Investment Services, Inc. or State Street Financial Services, Inc.

** The series of the Registrant have changed their names at various times. Documents in this listing of Exhibits which were effective prior to the most recent name change accordingly refer to a former name of such series.

Filed as part of the Registration Statement as noted below and incorporated herein by reference:

Footnote       Securities Act of 1933
Reference      Registration/Amendment                    Dated Filed


     1           Initial Registration Statement            January 15, 1986
                 on Form N-1A
     2           Pre-Effective Amendment No. 1             July 25, 1986
     3           Post-Effective Amendment No. 3            February 27, 1987
     4           Post-Effective Amendment No. 4            April 15, 1988
     5           Post-Effective Amendment No. 5            March 31, 1989
     6           Post-Effective Amendment No. 6            May 3, 1989
     7           Post-Effective Amendment No. 7            June 30, 1989
     8           Post-Effective Amendment No. 8            December 22, 1989
     9           Post-Effective Amendment No. 9            April 27, 1990
    10           Post-Effective Amendment No. 10           April 30, 1991
    11           Post-Effective Amendment No. 11           February 28, 1992
    12           Post-Effective Amendment No. 12           April 29, 1992
    13           Post-Effective Amendment No. 13           December 8, 1992
    14           Post-Effective Amendment No. 14           March 26, 1993
    15           Post-Effective Amendment No. 15           April 6, 1993
    16           Post-Effective Amendment No. 16           February 10, 1994
    17           Post-Effective Amendment No. 17           April 29, 1994
    18           Post-Effective Amendment No. 18           April 27, 1995
    19           Initial Registration Statement
                 on Form N-14                              August 29, 1995


Item 17.    Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts, on this 10th day of October, 1995.


                                    STATE STREET RESEARCH TAX-EXEMPT TRUST


                                    By:           *
                                       ----------------------
                                       Ralph F. Verni
                                       Chief Executive Officer


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the above date by the following persons in the capacities indicated.

             Signature                           Title



                *                      Trustee, Chairman of the Board
        ------------------             and Chief Executive Officer
          Ralph F. Verni               (Principal Executive Officer )


                *                      Treasurer (Principal
        ------------------             Financial and Accounting Officer)
          Gerard P. Maus

             Signature                           Title


                 *                              Trustee
        ------------------
         Edward M. Lamont



                 *                              Trustee
        ------------------
        Robert A. Lawrence



                 *                              Trustee
        ------------------
          Dean O. Morton



                 *                              Trustee
        ------------------
        Thomas L. Phillips



                 *                              Trustee
        ------------------
          Toby Rosenblatt



                 *                              Trustee
        ------------------
      Michael S. Scott Morton



                 *                              Trustee
        ------------------
          Jeptha H. Wade



By:    /s/ Francis J. McNamara, III
        ------------------
       Francis J. McNamara, III
       Attorney-in-fact under
       Powers of Attorney dated
       August 24, 1995 incorporated
       by reference from Registration
       Statement on N-14 filed
       August 29, 1995.

                                              1933 Act Registration No. 33-_____
                                Investment Company Act of 1940 File No. 811-4558
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             --------------------


                                   FORM N-14



                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933


                        Pre-Effective Amendment No. __   [ ]


                        Post-Effective Amendment No. 1   [x]




                             --------------------


                     STATE STREET RESEARCH TAX-EXEMPT TRUST
        (Exact Name of Registrant as Specified in Declaration of Trust)


                             --------------------


                                    EXHIBITS
                             --------------------



================================================================================

                               INDEX TO EXHIBITS



                                                                      Sequential
                                                                        Page
Exhibit                                                                Number
Number


(14) Consent of Independent Accountants